                         [LOGO OF PIMCO APPEARS HERE]


                          TOTAL RETURN . LOW DURATION
                         . SHORT-TERM . FOREIGN BOND .
                           LONG-TERM U.S. GOVERNMENT
                      . STRATEGIC BALANCED . StocksPLUS .
                        MODERATE DURATION . GLOBAL BOND
                        . HIGH YIELD . REAL RETURN BOND




                                                  PIMCO Funds
                                                  Annual Report . March 31, 1997

CONTENTS
Chairman's Message                       1
An Excerpt from Bill Gross' New Book     2
Investment Performance
  Total Return Fund                      8
  Total Return Fund II                   9
  Total Return Fund III                 10
  Low Duration Fund                     11
  Low Duration Fund II                  12
  Short-Term Fund                       13
  Long-Term U.S. Government Fund        14
  Foreign Bond Fund                     15
  Global Bond Fund                      16
  High Yield Fund                       17
  Money Market Fund                     18
  StocksPLUS Fund                       19
  Strategic Balanced Fund               20
  Real Return Bond Fund                 21
  Low Duration Fund III                 21
  Moderate Duration Fund                21
Statement of Assets and Liabilities     22
Statement of Operations                 24
Statement of Changes in Net Assets      26
Financial Highlights                    30
Statement of Cash Flows                 38
Schedules of Investments
  Total Return Fund                     39
  Total Return Fund II                  51
  Total Return Fund III                 53
  Moderate Duration Fund                55
  Low Duration Fund                     56
  Low Duration Fund II                  62
  Low Duration Fund III                 64
  Short-Term Fund                       65
  Long-Term U.S. Government Fund        67
  Real Return Bond Fund                 68
  Foreign Bond Fund                     69
  Global Bond Fund                      72
  High Yield Fund                       75
  Money Market Fund                     78
  StocksPLUS Fund                       79
  Strategic Balanced Fund               82
Notes to Financial Statements           84
Report of Independent Accountants       93

Chairman's Message


Dear PIMCO Funds Shareholder:

We are pleased to report that the PIMCO Funds had positive results overall during the fiscal year ended March 31, 1997, as compared to their respective benchmark indexes. The Table of Contents on the opposite page shows where you will find details of your fund's performance.

On May 11, the PIMCO Funds completed ten years of growth. Today, we are among the nation's largest fund families with more than $26 billion in assets. We now offer 20 primarily fixed income funds managed by Pacific Investment Management Company and 17 equity funds managed by five affiliates through our Multi-Manager Series. Shareholders may receive additional information about any of these funds or exchange investments among funds by calling us at 800-927-4648.

During the fiscal year, we added four new fixed income funds and a balanced fund:

 . Real Return Bond Fund - The nation's first inflation-indexed bond fund, introduced in January 1997;

 .  Global Bond Fund II - A hedged version of our Global Bond Fund;

 . Strategic Balanced Fund - A single, balanced portfolio offering opportunities to invest in our Total Return and StocksPLUS strategies;

 . Low Duration Fund III - Provides low duration investments with limits on socially sensitive issues;

 . Moderate Duration Fund - Maintains an average portfolio duration between that of our Low Duration Funds and our Total Return Funds.

Our flagship Total Return Fund recently surpassed $13 billion in assets under management, making it the nation's largest fixed-income fund. The fund's portfolio manager, William H. Gross, was inducted into the Hall of Fame of the Fixed Income Analysts Society last December.

Bill's just-published book, titled "Everything You've Heard About Investing Is Wrong! - How to Win the Battle for Investment Profits in Tomorrow's Post-Bull Markets," is the result of encouragement from many of our clients. We are pleased to provide the first chapter on the following pages with some of his insights on "Investing In the Coming Era of 6 Percent."

Thank you for your continued investment in the PIMCO Funds. We value your confidence and look forward to continuing to serve you as a shareholder.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
May 15, 1997


                                                            1997 Annual Report/1

From Bill Gross' new book,
Everything You've Heard About Investing Is Wrong!


For several years, many of our clients have encouraged PIMCO Funds portfolio manager Bill Gross to write a book offering his insights on investing. It has just been published and we are pleased to offer the first chapter here.

Investing In the Coming Era of 6 Percent

I've never lived near a river. The closest I ever got, I suppose, was Butler Creek in the backwoods of Middletown, Ohio, when I was a boy. It was gentle and kind, and its surprises came in the form of crawdads and salamanders and all sorts of fun things that little boys dream pleasant dreams of. There were no nightmares on the banks of Butler Creek-no floods, no levees, no sandbags, no shattered lives, and no presidents offering condolences. It was not the Mississippi of 1993. My summers were filled with running to, not from, the water. There were fish to catch in the deep eddy underneath the exposed roots of what had to be the county's biggest, oldest oak tree. There were BB guns to shoot at my brother, many make-believe bad guys lurking in the underbrush, lots of turtles to find, an abandoned shack that quickly became a fort, and buckeyes to pick. I've never lived near a river.

Now I live by the ocean. Friends joke that the next tsunami will sweep my house away like the Mississippi rolling through Saint Louis, but I know better. It's fifty yards from the Pacific and as untouchable as the homes of all my neighbors sequestered behind the gates of Irvine Cove. My children surf, make sand castles, look for crabs, and do all the other fun things that kids dream pleasant dreams of. There are trees to climb, parks to play in, a bike to ride for my little guy, Nick, and nice cars to drive for Jeff and Jennifer, my twenty-somethings. They've never lived near a raging river.

Will they ever? I don't know. As a parent with fifty-two years of life experience, I sometimes think the ideal would be for them to experience a few mild floods before they're thirty-five or forty so that they'll know how nice a gentle creek is during the second half of their lives. That's hard to arrange, though. You don't intentionally throw your kids into a raging torrent. Kicking them out of the house at twenty-one is one thing, but when they're hurting and you can help, it's oh so hard to say no, even when you realize that in the long run, a "no" would be the better response. But even if you try, life can't be engineered so smoothly. It's full of hard knocks and heartaches, even for kids who live in Irvine Cove, and no matter how many sandbags you have, you sometimes just can't build the levee high enough.

Surfing the Mississippi

Investment managers have lived in their own privileged world for the past fifteen years or so, when all you really had to do was "own the market" in order to look good. Being a superstar investor might have been as easy as being fully invested, packing your suitcase, and enjoying an extended vacation on the French Riviera. Usually, life (and managing money) is just not that easy. When the flood comes or the tide changes, you'd better be prepared. It's important to be an investor for all seasons.

[PHOTO OF FRONT BOOK COVER APPEARS HERE]

Excerpted from "Everything You've Heard About Investing Is Wrong!" By William H. Gross, published by Times Books/Random House. Used by permission. Copyright (C) 1997 by William H. Gross. The economic, interest rate and market return forecasts contained in the excerpt are the opinions of William H. Gross. There can be no assurance that the forecasts and opinions will be proven accurate by future events.

2/PIMCO Funds

Not many of us are. Professional investors, just like kids, may need a few hard knocks to focus their attention and to prove to themselves and their public that it's not just a bull market that's responsible for their success. Those knocks typically come in the form of bear markets that test how adaptable investors really are. If a manager's portfolio doesn't change, if his philosophy is simply to stay 100 percent invested and let the market bail him out at some future date, it's difficult to believe he ever had much expertise to offer in the first place. An index fund, which merely tracks the market while charging much lower management fees, would be much more profitable for its clients in the long run. No, an investor for all seasons needs the ability to recognize changing circumstances-not necessarily to change his or her philosophy but to adapt that philosophy to changing times. If you're a bottoms-up stock picker, fine. But you need to adjust your stock holdings consistently with your view of economic conditions several years forward. If you're a corporate bond manager, fine. But make sure you know when corporates do well and when they don't, and modify your holdings accordingly.

Which brings me back to Butler Creek. The opening paragraphs of this chapter contrasted the stream near my old backwoods home with the mighty Mississippi of 1993, which ravaged much of the Midwest. One was calm and placid, the other a raging torrent. In a way, they represent two significantly different types of investment markets.

For fifteen years now, we've experienced the turbulence of one of the strongest, most dynamic bull markets stock investors have ever known. From its level of 800 in 1981, the Dow Jones Index of industrial stocks has multiplied over 8 times, and other major indices have done as well or better. There've been a few waterfalls along the way, of course-October 1987 the largest-but for the overwhelming preponderance of the time, stocks have done nothing but go up.

Since September 1981, bonds have followed a similar pattern. Bond investors will remember 1994's bear market for a while, but it was really only a temporary reaction to a long-term fundamental trend that saw the interest on long-term Treasuries peak at 15 1/4 percent in 1981 and go as low as 5 3/4 percent in late 1993. That long-term trend produced an 80 percent appreciation in long-term bond prices, while the '94 bear market took back just 25 percent of those gains. Despite that setback, total returns for long Treasuries have come close to matching that of the stock market over the same period.

If a market can be compared to a river, then the past two decades, in both bonds and stocks, have certainly resembled the Mississippi of 1993-not in destructive force but in power, breadth, and certainly length. Both bull markets have been among the largest and most profitable in history. Because of that, most investors and money managers expect much the same in future years: double-digit returns and markets that are unidirectional on the upside. It's just not going to happen. What we're going


                                                            1997 Annual Report/3
to see instead are markets that more closely resemble my old backwoods haunt of Butler Creek: calm and placid, with little turmoil and, in financial market terms, relatively low total rates of return. To get specific, stocks should return 8 percent and bonds 6 percent over the next three to four years, compared to 15 percent-plus annualized total returns for both since the early 1980s.

Very few money managers and investors active today have experienced the environment we are about to live through. They have navigated one river only, and they are ill prepared for the clear water we are about to experience. We are, in my opinion, headed downstream toward a shallow creek, not a torrential river. We've shot the rapids, gone over the waterfall of plunging interest rates and roaring stock prices, and are now about to navigate a far more calm and placid stream than any we've experienced since the late 1950s. We are going back to Butler Creek.

Why the Salad Days Are Over

It is not hard to understand why. As Einstein might have said, the mathematics are quite compelling. In the bond market, for instance, returns over long time periods are significantly influenced by the yields available when the starting gun goes off. If you begin with 15 percent yields, as we did in 1981, the likelihood of 15 percent total return over the next five to ten years is fairly high. There are no guarantees, of course, because bond market total returns depend on future yields. They are influenced not only by the reinvestment of interest payments every six months forward but by the future price of the bond as well. Still, the starting point is highly influential. Those 15 percent yields in 1981 eventually led to almost 15 percent total returns ten years later, as seen in the following graph. This graph displays average total bond returns for ten-year periods beginning in 1970. Lo and behold, by 1991, ten years after long-term Treasuries peaked at a yield of 15 percent-plus in 1981, the total return for the decade came close to the period's original yield.

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Average Annual Total Return of U.S. Bonds (Ten-Year Periods)
--------------------------------------------------------------------------------

                      January-70                   1.45%
                      January-71                   1.29
                      January-72                   2.46
                      January-73                   2.35
                      January-74                   2.11
                      January-75                   2.19
                      January-76                   3.02
                      January-77                   4.26
                      January-78                   5.20
                      January-79                   5.10
                      January-80                   5.52
                      January-81                   3.90
                      January-82                   2.81
                      January-83                   5.77
                      January-84                   5.96
                      January-85                   7.03
                      January-86                   9.00
                      January-87                   9.69
                      January-88                   9.47
                      January-89                  10.61
                      January-90                  12.60
                      January-91                  13.77
                      January-92                  15.52
                      January-93                  12.54
                      January-94                  14.28
                      January-95                  11.76
--------------------------------------------------------------------------------

Source: Bridgewater Associates.

4/PIMCO Funds

Today's Treasury yields of 5 and 6 percent, then, give you a pretty good idea what your return might look like as you jump ahead on the calendar, even over a shorter time frame such as between 1997 and the end of the twentieth century. A five-year Treasury note, to get specific, at a yield of 6 percent in 1996, should return close to 6 percent when it matures in 2001. The longer-maturity notes and bonds are a little more problematic, because in 2001 they'll still have quite a few years left before they come due, and the yield at that time will affect their current price. Even so, the changes in interest rates in the interim would have to be fairly dramatic to push the figure substantially above or below the starting yield.

A similar analysis of potential stock returns can be done by calculating the market's dividend yield in combination with estimated earnings growth. With a beginning dividend yield of close to 2 percent, one has only to estimate the future path of earnings to come up with a rough approximation of total returns. Of course that's not a simple task, but over the last seventy years, the growth rate in earnings for the Standard & Poor's 500 has been 6.1 percent, as shown in the graph below. Adding the two produces a total return of just over 8 percent. With price/earnings (P/E) ratios slightly above historical norms, it takes only a minor downward adjustment to get to my 8 percent forecast for stocks through the end of the twentieth century.

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
U.S. Corporate Earnings Growth
--------------------------------------------------------------------------------

        Trend Growth Rate: 6.1%

                              U.S. S&P 500 Earnings
                                 Per Share in ()              Growth Trend
                              ---------------------           ------------

          01/30/26                     0.15                      (0.62)
          01/31/27                    (0.17)                     (0.57)
          01/31/28                    (0.01)                     (0.51)
          01/31/29                     0.62                      (0.46)
          01/31/30                     0.32                      (0.40)
          01/31/31                     0.18                      (0.35)
          01/31/32                    (0.71)                     (0.29)
          01/31/33                    (1.17)                     (0.23)
          01/31/34                    (0.61)                     (0.18)
          01/31/35                    (0.23)                     (0.12)
          01/31/36                    (0.21)                     (0.07)
          01/31/37                     0.23                      (0.01)
          01/31/38                    (0.31)                      0.04
          01/31/39                    (0.07)                      0.10
          01/31/40                     0.17                       0.15
          01/31/41                     0.28                       0.21
          01/31/42                     0.15                       0.27
          01/31/43                    (0.07)                      0.32
          01/31/44                    (0.09)                      0.38
          01/31/45                    (0.05)                      0.43
          01/31/46                    (0.08)                      0.49
          01/31/47                     0.27                       0.54
          01/31/48                     0.51                       0.60
          01/31/49                     0.86                       0.65
          01/31/50                     0.87                       0.71
          01/31/51                     1.06                       0.77
          01/31/52                     0.87                       0.82
          01/31/53                     0.90                       0.88
          01/31/54                     0.96                       0.93
          01/31/55                     1.11                       0.99
          01/31/56                     1.30                       1.04
          01/31/57                     1.21                       1.10
          01/31/58                     1.16                       1.16
          01/31/59                     1.13                       1.21
          01/31/60                     1.18                       1.27
          01/31/61                     1.16                       1.32
          01/31/62                     1.21                       1.38
          01/31/63                     1.33                       1.43
          01/31/64                     1.44                       1.49
          01/31/65                     1.56                       1.54
          01/31/66                     1.65                       1.60
          01/31/67                     1.74                       1.66
          01/31/68                     1.67                       1.71
          01/31/69                     1.78                       1.77
          01/31/70                     1.74                       1.82
          01/31/71                     1.70                       1.88
          01/31/72                     1.70                       1.93
          01/31/73                     1.80                       1.99
          01/31/74                     2.04                       2.04
          01/31/75                     2.27                       2.10
          01/31/76                     2.07                       2.16
          01/31/77                     2.23                       2.21
          01/31/78                     2.35                       2.27
          01/31/79                     2.46                       2.32
          01/31/80                     2.70                       2.38
          01/31/81                     2.66                       2.43
          01/31/82                     2.76                       2.49
          01/31/83                     2.62                       2.55
          01/31/84                     2.39                       2.60
          01/31/85                     2.85                       2.66
          01/31/86                     2.75                       2.71
          01/31/87                     2.73                       2.77
          01/31/88                     2.80                       2.82
          01/31/89                     3.17                       2.88
          01/31/90                     3.13                       2.93
          01/31/91                     3.08                       2.99
          01/31/92                     2.88                       3.05
          01/31/93                     2.89                       3.10
          01/31/94                     3.02                       3.16
          01/31/95                     3.37                       3.21
--------------------------------------------------------------------------------

Source: Bridgewater Associates.

                                                            1997 Annual Report/5

But the argument for Butler Creek does not rest on a mathematical foundation alone. More critical to my argument is the economic setting. In order to envision returns for bonds of around 6 percent and for stocks in the vicinity of 8 percent, what is really needed is a substantially different economy than the one that produced our roller-coaster markets over the past fifteen to twenty years. The economy of the 1970s was characterized by easy money and accelerating inflation, that of the 1980s by tight money and disinflation. The dramatic transition from one to the other shot yields up to 15 1/4 percent for long Treasuries in 1981 and then down to 5 3/4 percent in 1993. The fact is, over many three or four-year stretches, a bond investor could have received negative total returns or as much as 18 percent annually, depending on whether inflation was moving higher or lower. Stocks displayed the same volatility and then some.

The markets of the future will be different because the economy has changed. Nominal economic growth (real growth plus inflation) should average a placid 4 to 5 percent through the balance of the century and inflation should move around a 2 percent guidepost. That is really the key to Butler Creek: 5 percent nominal GDP growth and 2 percent inflation. Sure, we'll have a mild recession and a decent cyclical recovery between now and the year 2000, but not much more, and there'll be no sustained upward pressure on inflation to cause investors to flee bonds or stocks, for that matter. The following long-term trends promise to hold inflation down:

     1. Current high levels of debt that inhibit consumption
     2. Capital market "vigilantes" who enforce monetary and fiscal discipline
     3. An evolving demographic influence that fosters saving and spells an end to the "shop-till-you-drop" attitudes of U.S. consumers
     4. A global trading environment that promotes low wage growth

Never before have these four dominant long-term trends been in such distinct alignment, and never before has that formation so adamantly argued for mild economic growth with no inflationary pressures. Thus, there is little reason to expect much change in interest rate levels. Inflation is the primary factor in determining interest rates, and if that doesn't change much in the next three to five years, total returns from bonds (interest and price movement) and total returns from stocks (dividends and price movement) will be muted as well.

Perhaps the most important thing investors must recognize is that our recent fifteen-year bull market in bonds and stocks has been due to declining inflation-what economists label disinflation. Almost every five years since 1981, there has been a discernible downward shift in inflation. Most of it, as the following graph depicts, occurred early in the 1980s, but there was a drop between 1984 and 1989 and another decline between 1990 and the present.

6/PIMCO Funds

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
U.S. Inflation, 1960-1995
--------------------------------------------------------------------------------

                           1960               1.38%
                           1961               1.36
                           1962               0.67
                           1963               1.33
                           1964               1.31
                           1965               1.29
                           1966               1.92
                           1967               3.13
                           1968               3.65
                           1969               4.69
                           1970               6.16
                           1971               5.28
                           1972               3.26
                           1973               3.64
                           1974               9.60
                           1975              11.75
                           1976               6.69
                           1977               5.20
                           1978               6.81
                           1979               9.25
                           1980              13.90
                           1981              11.79
                           1982               8.26
                           1983               3.71
                           1984               4.29
                           1985               3.53
                           1986               3.98
                           1987               1.46
                           1988               4.05
                           1989               4.60
                           1990               5.20
                           1991               5.60
                           1992               2.70
                           1993               3.20
                           1994               2.51
                           1995               2.87
--------------------------------------------------------------------------------

Source: The Bank Credit Analyst, February 1996.

This movement generated and perpetuated the bull market in bonds and stocks because financial assets benefit more from the transition to lower inflation than from the actual lower inflation itself. Because of the declining trend of inflation, bond prices accelerated, P/E ratios expanded, and corporate earnings moved up smartly. These are the ingredients, nay, the very definition, of bond and stock bull markets, but when two of the three disappear, the bloom comes off the bull market rose. When interest rates stop declining and bond prices no longer go up, P/E ratios cannot continue to move ever skyward; and when P/E ratios stabilize, stock returns are dependent on earnings growth, just as bond returns are dependent on their current yield. The result is a 6 to 8 percent world for bonds and stocks.

Sure in one year you may get 15 percent return, and the next you'll get close to zero. On average, though, the returns are going to be nothing like you've been accustomed to. You've been spoiled! You've just lived through one of the greatest bull markets of all time, but the salad days are over. If you're expecting to earn 20 percent a year to pay for a second home or finance your kid's college education, forget it. Instead of going ballistic, you need to get realistic, and that's what this book's all about.

So come on in, the water's fine; it's just not that deep. It's a warm fall day, the corn's high in the fields, the livin' is still pretty easy. There are crawdads and salamanders in the creek, vines to swing on, even some fish to catch under the roots of the old oak tree. It's just not the Mississippi-that raging torrent you may have gotten used to over the past several decades. This is Butler Creek, the stream of 6 percent.


                                                            1997 Annual Report/7

Investment Performance - Total Return Fund


Total Return Performance
For the Period Ended 3/31/97


--------------------------------------------------------------------
                                                          Since
                        1 Yr.        3 Yrs.*   5 Yrs.*    Inception*
                                                          (5/87)
                        -----        -------   -------    ----------
Total Return
Inst'l Class (%)        6.60         7.29       8.28       9.62
--------------------------------------------------------------------
Lehman
Aggregate (%)           4.91         6.86       7.19       8.72
--------------------------------------------------------------------



---------------------------------------------------------
                                               Since
                      1 Yr.    2 Yrs.*         Inception*
                                               (9/94)
                      -----    ------          ----------
Total Return
Admin. Class (%)      6.34     8.64             8.92
---------------------------------------------------------
Lehman
Aggregate (%)         4.91     7.81             8.47
---------------------------------------------------------

* Annualized


--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]



                    TOTAL               LEHMAN
MONTH              RETURN              AGGREGATE
                    FUND                 BOND
                                        INDEX
========          ===========        =============
05/31/87          $ 5,000,000        $ 5,000,000
03/31/88            5,377,483          5,413,367
03/31/89            5,697,790          5,692,677
03/31/90            6,344,778          6,395,092
03/31/91            7,216,808          7,220,852
03/31/92            8,292,135          8,043,852
03/31/93            9,560,206          9,112,893
03/31/94            9,995,399          9,329,070
03/31/95           10,417,456          9,794,534
03/31/96           11,578,391         10,850,915
03/31/97           12,342,925         11,383,893

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 6/1/87, the first full month following the Fund's Institutional Class inception on 5/11/87, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/7/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.


 .  The Fund's fiscal year return of 6.60% led its benchmark index, the Lehman
   Brothers Aggregate, by 1.69% as successful sector strategies more than offset an adverse interest rate environment.

 . A moderately above-index duration aided results in the second half of 1996, but hindered performance in the first quarter of 1997.

 . An overweighting of the mortgage sector boosted returns as both fixed and adjustable-rate issues added incremental yield to the Fund and spreads tightened as a result of declining prepayments.

 . An allocation to upper-tier (BB and B rated) below investment-grade bonds, which averaged about 7% of the Fund's assets, boosted returns due to higher yields and spread tightening that resulted from strong corporate earnings and continued strength in the economy.

 . Although overall exposure to non-dollar bonds was reduced during the period, currency-hedged positions in Canadian government bonds added to returns. In other foreign markets, the Fund's small holdings of dollar-denominated Latin American bonds significantly boosted performance as structural reforms and increased investor confidence in the region caused prices to rally.

--------------------------------------------------------------------------------
Portfolio Composition           % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]                     [PIE CHART APPEARS HERE]

Mortgage-Backed Securities  52.8%           AAA         76%
Corporate Bonds and Notes   15.7%            AA          2%
Short-Term Instruments      13.7%             A          4%
U.S. Treasury Obligations    7.0%           BBB         11%
U.S. Government Agencies     1.1%            BB          6%
Other                        9.7%             B          1%



8/PIMCO Funds

Investment Performance - Total Return Fund II


Total Return Performance
For the Period Ended 3/31/97


-------------------------------------------------------------
                                                    Since
                      1 Yr.      3 Yrs.*  5 Yrs.*   Inception*
                                                    (12/91)
-------------------------------------------------------------
Total Return II
Inst'l Class (%)      6.15       7.32     8.15      7.49
-------------------------------------------------------------
Lehman
Aggregate (%)         4.91       6.86     7.19      6.57
-------------------------------------------------------------

-------------------------------------------------------------
                                                    Since
                      1 Yr.      2 Yrs.*            Inception*
                                                    (11/94)
-------------------------------------------------------------
Total Return II
Admin. Class (%)      5.88       8.07               9.42
-------------------------------------------------------------
Lehman
Aggregate (%)         4.91       7.81               9.28
-------------------------------------------------------------

* Annualized

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                         LEHMAN
                      TOTAL            AGGREGATE
                     RETURN               BOND
  MONTH              FUND II             INDEX
========          ===========         ============
12/31/91          $ 5,000,000          $ 5,000,000
03/31/92            4,937,873            4,936,062
03/31/93            5,719,997            5,592,073
03/31/94            5,910,178            5,724,729
03/31/95            6,223,522            6,010,358
03/31/96            6,882,877            6,658,600
03/31/97            7,305,830            6,985,658

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. Past performance is not an indication of future results.


 .  Fund performance of 6.15% for the fiscal year outpaced the Lehman Brothers
   Aggregate Index as successful sector strategies more than offset an adverse interest rate environment.

 . A moderately above-index duration curtailed relative performance as intermediate-term Treasury rates rose 57 to 66 basis points throughout this period.

 . The Fund's bias toward intermediate maturities had little impact as the yield curve moved in a roughly parallel manner.

 . An overweighting of the mortgage sector boosted returns as both fixed and adjustable-rate issues added incremental yield to the Fund and spreads tightened as a result of declining prepayments.

 . A focus on BBB credits within the corporate sector benefited returns as those issues again led higher-rated bonds due to higher yields and continued spread tightening.

--------------------------------------------------------------------------------
 Portfolio Composition          % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

          [PIE CHART APPEARS HERE]          [PIE CHART APPEARS HERE]

Mortgage-Backed                                 AAA   84%
Securities              50.5%
                                                  A    3%
U.S. Treasury
Notes                   19.4%                   BBB   11%

Corporate Bonds                                  BB    2%
and Notes               13.7%

Short-Term
Instruments              9.3%

Other                    7.1%

                                                            1997 Annual Report/9

Investment Performance - Total Return Fund III


Total Return Performance
For the Period Ended 3/31/97


-------------------------------------------------------------
                                                    Since
                      1 Yr.      3 Yrs.*  5 Yrs.*   Inception*
                                                    (5/91)
-------------------------------------------------------------
Total Return III
Inst'l Class (%)     6.76        7.22     8.31       9.11
-------------------------------------------------------------
Lehman
Aggregate (%)        4.91        6.86     7.19       7.79
-------------------------------------------------------------

* Annualized

---------------------------------------------------------
Cumulative Returns Since Inception Through March 31, 1997
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                      TOTAL              LEHMAN
 MONTH               RETURN            AGGREGATE
                     FUND III              BOND
                                          INDEX
========          ===========         ============
04/30/91          $ 5,000,000         $  5,000,000
03/31/92            5,621,306            5,510,184
03/31/93            6,434,449            6,242,496
03/31/94            6,797,242            6,390,581
03/31/95            7,131,606            6,709,432
03/31/96            7,848,991            7,433,072
03/31/97            8,379,283            7,798,172

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 5/1/91, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.


 . The Fund significantly outperformed its Lehman Brothers Aggregate benchmark returning 6.76% versus 4.91% for the index. Despite an adverse interest rate environment for much of the year, successful sector strategies led to strong relative performance.

 . A moderately above-index duration aided results in the second half of 1996, but hindered performance in the first quarter of 1997.

 . An overweighting of the mortgage sector boosted returns as both fixed and adjustable-rate issues added incremental yield to the Fund and spreads tightened as a result of declining prepayments.

 . An allocation to upper-tier (BB and B rated) below investment-grade bonds, which averaged about 6% of the Fund's assets, boosted returns as higher yields, and spread tightening resulted from strong corporate earnings and continued strength in the economy.

 . Although overall exposure to non-dollar bonds was reduced during the period, currency-hedged positions in Canadian government bonds added to returns. In other foreign markets, the Fund's small holdings of dollar-denominated Latin American bonds significantly boosted performance as structural reforms and increased investor confidence in the region caused prices to rally.

--------------------------------------------------------------------------------
 Portfolio Composition   % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]          [PIE CHART APPEARS HERE]


Mortgage-Backed         48.2%           AAA     80%
Securities
                                         AA      3%
U.S. Treasury           21.8%
Notes                                     A      2%

Corporate Bonds         11.8%           BBB      9%
and Notes

Short-Term               6.1%            BB      5%
Instruments

Other                   12.1%             B      1%



10/PIMCO Funds

Investment Performance - Low Duration Fund


Total Return Performance
For the Period Ended 3/31/97


----------------------------------------------------------------------
                                                            Since
                                1 Yr.    3 Yrs.*   5 Yrs.*  Inception*
                                                            (5/87)
                                -----    -------   -------  ----------
Low Duration Inst'l Class (%)    6.97      6.54      6.81      8.26
----------------------------------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. (%)                 5.32      5.84      5.71      7.30
----------------------------------------------------------------------


----------------------------------------------------------------------
                                                            Since
                                1 Yr.    2 Yrs.*            Inception*
                                                            (12/94)
                                -----    -------            ----------
Low Duration
Admin. Class (%)                 6.71      7.76                8.07
----------------------------------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. (%)                 5.32      6.53                7.35
----------------------------------------------------------------------

* Annualized

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                                                      MERRILL
                            LOW                        LYNCH
                          DURATION               1-3 YEAR TREASURY
  MONTH                     FUND                       INDEX
=========               ============             =================
05/31/87                 $ 5,000,000                   $ 5,000,000
03/31/88                   5,380,986                     5,378,053
03/31/89                   5,730,286                     5,635,162
03/31/90                   6,381,164                     6,228,694
03/31/91                   7,057,271                     6,923,107
03/31/92                   7,854,905                     7,577,109
03/31/93                   8,633,491                     8,219,527
03/31/94                   9,027,600                     8,434,789
03/31/95                   9,352,866                     8,811,585
03/31/96                  10,206,317                     9,494,623
03/31/97                  10,918,161                     9,999,821

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 6/1/87, the first full month following the Fund's Institutional Class inception on 5/11/87, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 12/31/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

 . The Fund's above-index duration aided results in the last half of 1996, but hindered performance in the first quarter of 1997. Despite this recent setback, the Fund's fiscal year performance of 6.97% led its Merrill Lynch benchmark by 1.65%.

 . A broader-than-index maturity mix in place through the last three quarters of 1996 had little net impact on results, while moving to a modified barbell structure aided returns in the first quarter of 1997.

 . The yield advantage of the Fund's mortgage positions, both fixed and adjustable-rate, allowed this sector to significantly outperform the all-Treasury Merrill Lynch index.

 . Lower tier investment-grade, and slightly below investment-grade corporate holdings enhanced returns throughout the year via their higher yields and price gains as yield spreads narrowed.

 . The Fund's small, dollar-denominated holdings of Latin American bonds enjoyed a year of superb returns as bond prices rallied on evidence of sound monetary and fiscal policies in Mexico and Argentina and a return of investors to the region in search of higher yields.

--------------------------------------------------------------------------------
Portfolio Composition            % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

     [PIE CHART APPEARS HERE]                 [PIE CHART APPEARS HERE]

Mortgage-Backed Securities     51.5%      AAA                            71%
Short-Term Instruments         19.9%      AA                              2%
Corporate Bonds and Notes      18.1%      A                               4%
U.S. Government Agencies        1.7%      BBB                            16%
U.S. Treasury Obligations       1.3%      BB                              6%
Other                           7.5%      B                               1%


                                                         1997 Annual Report/11

Investment Performance - Low Duration Fund II


Total Return Performance
For the Period Ended 3/31/97

----------------------------------------------------------------------
                                                            Since
                                1 Yr.    3 Yrs.*   5 Yrs.*  Inception*
                                                            (11/91)
                                -----    -------   -------  ----------
Low Duration II
Inst'l Class (%)                 6.33      6.14      6.09      6.21
----------------------------------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. (%)                 5.32      5.84      5.71      5.78
----------------------------------------------------------------------

* Annualized

                           [LINE GRAPH APPEARS HERE]

---------------------------------------------------------
Cumulative Returns Since Inception Through March 31, 1997
---------------------------------------------------------

                                                      MERRILL
                            LOW                        LYNCH
                          DURATION                1-3 YEAR TREASURY
 MONTH                    FUND II                      INDEX
========                ============             =================
10/31/91                 $ 5,000,000                   $ 5,000,000
03/31/92                   5,157,326                     5,136,964
03/31/93                   5,619,040                     5,572,496
03/31/94                   5,796,320                     5,718,434
03/31/95                   6,074,370                     5,973,886
03/31/96                   6,518,000                     6,436,958
03/31/97                   6,930,530                     6,779,461

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 11/1/91, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. Past performance is not an indication of future results.

 . While the Fund's above-index duration detracted from relative performance in early 1997, it boosted returns earlier in the fiscal year and contributed to strong relative performance of 6.33% versus 5.32% for the Merrill Lynch Index.

 . The broader-than-index maturity mix in place through the last three quarters of 1996 had little net impact on results, while moving to a modified barbell structure aided returns in the first quarter of 1997.

 . Investment discretion was key to performance over the entire year, as non-index sectors offered the greatest opportunities.

 . The yield advantage of the Fund's significant allocation to mortgage-backed issues, both fixed and adjustable-rate, benefited returns as this sector outperformed the all-Treasury index.

-----------------------------------------------------------------------------
Portfolio Composition             % of Total Investments as of March 31, 1997
-----------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Mortgage-Backed Securities                       52.5%
Short-Term Instruments                           32.0%
U.S. Treasury Notes                               8.8%
Corporate Bonds and Notes                         0.8%
Other                                             5.9%


                           [PIE CHART APPEARS HERE]

AAA                                                96%
AA                                                  2%
A                                                   2%

12/PIMCO Funds

Investment Performance - Short-Term Fund


Total Return Performance
For the Period Ended 3/31/97

----------------------------------------------------------------------------
                                                                  Since
                                                                  Inception*
                                  1 Yr.     3 Yrs.*    5 yrs.*    (10/87)
                                  -----     -------    -------    ----------
Short Term Inst'l Class (%)       7.12       6.68       5.52         6.55
----------------------------------------------------------------------------
Lipper Money Market Index (%)     4.76       4.81       4.05         5.55
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                  Since
                                                                  Inception*
                                  1 Yr.                           (2/96)
                                  -----                           ----------
Short Term Admin. Class (%)       6.86                              7.30
----------------------------------------------------------------------------
Lipper Money Market Index (%)     4.76                              5.59
----------------------------------------------------------------------------

* Annualized

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------


                         SHORT-TERM          LIPPER
   MONTH                    FUND          MONEY-MARKET
                                              INDEX
============           =============     ==============
  10/31/87               $5,000,000        $5,000,000
  03/31/88                5,144,560         5,138,509
  03/31/89                5,571,029         5,539,060
  03/31/90                6,064,842         6,022,072
  03/31/91                6,576,473         6,483,125
  03/31/92                6,948,634         6,818,190
  03/31/93                7,222,352         7,031,879
  03/31/94                7,486,772         7,221,944
  03/31/95                7,820,739         7,540,914
  03/31/96                8,484,975         7,937,772
  03/31/97                9,089,081         8,315,673

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 11/1/87, the first full month following the Fund's Institutional Class inception on 10/7/87, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund's share price will fluctuate in response to market conditions. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/1/96. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.


 .  The Fund posted strong performance, outpacing its benchmark, Lipper Money
   Market Index, by 2.36% for the fiscal year in a challenging environment of rising interest rates.

 . The yield advantage from holding longer-duration securities added value despite the increase in interest rates that saw the yield on one- and two-year Treasury notes rise 62 and 67 basis points, respectively.

 . Mortgage-backed securities boosted returns as both fixed and adjustable-rate issues enjoyed narrowing yield spreads.

 . Holdings of short-maturity, below-investment-grade corporate securities outperformed their investment grade counterparts as yield spreads narrowed to historical lows.

 . Currency-hedged, non-U.S. dollar positions also added to returns due to well-timed tactical positions in Europe, and the dollar-bloc countries throughout the year. Small holdings of dollar-denominated Latin American bonds, specifically Argentina and Mexico, benefited from yield spread tightening and high initial yields.

--------------------------------------------------------------------------------
 Portfolio Composition           % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]                    [PIE CHART APPEARS HERE]

Corporate Bonds and Notes   36.4%               AAA         38%
Short-Term Instruments      31.5%                AA          4%
Mortgage-Backed Securities  22.2%                 A         18%
U.S. Treasury Notes          2.3%               BBB         29%
Other                        7.6%                BB         10%
                                                  B          1%


                                                           1997 Annual Report/13

Investment Performance - Long-Term U.S. Government Fund


Total Return Performance
For the Period Ended 3/31/97

----------------------------------------------------------------------------------
                                                                        Since
                                                                        Inception*
                                        1 Yr.     3 Yrs.*    5 yrs.*    (7/91)
                                        -----     -------    -------    ----------
Long Term U.S. Gov't Inst'l Class (%)   4.48       8.17      10.22        11.51
----------------------------------------------------------------------------------
LB Int. & 20+ Tsy. (%)                  2.77       7.00       8.49         9.34
----------------------------------------------------------------------------------
Lehman Aggregate (%)                    4.91       6.86       7.19         7.93
----------------------------------------------------------------------------------

* Annualized



--------------------------------------------------------------------------------
          Cummulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                  LONG-TERM         LB INT. &           LEHMAN
   MONTH          U.S. GOV'T          20+ YR.         AGGREGATE
                    FUND             TREASURY            BOND
                                      INDEX             INDEX
============     ============      ==============    ============
  06/30/91        $ 5,000,000      $ 5,000,000       $ 5,000,000
  03/31/92          5,753,678        5,562,934         5,480,935
  03/31/93          7,101,318        6,608,592         6,209,360
  03/31/94          7,394,709        6,825,285         6,356,659
  03/31/95          7,801,463        7,134,690         6,673,818
  03/31/96          8,958,506        8,135,410         7,393,617
  03/31/97          9,359,769        8,360,698         7,756,778

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 7/1/91, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, and a 10 year duration blend of the Lehman Brothers Intermediate and 20+Yr. Treasury Indices, each an unmanaged market index. Past performance is not an indication of future results.

 .  The Fund delivered strong relative returns for the fiscal year, finishing up
   4.48% compared to only 2.77% for its blended 10-year duration benchmark.

 . Treasury yields ended the period higher as persistent fears of Fed tightening were finally realized in March. Although yields increased on all maturities, the 30-year Treasury yield increase of 0.42% was less than the nearly parallel upward shift on one- to 10-year Treasuries.

 . A moderately above-index duration, combined with a barbell maturity mix of intermediate and long-term holdings, exerted a slight drag on relative performance during a period of rising interest rates.

 . An overweighting of the mortgage sector boosted returns as both fixed- and adjustable-rate issues added incremental yield to the Fund and spreads tightened as a result of declining prepayments.

 . Long-term, discount mortgage-backed securities carrying below-market coupons delivered favorable returns, as relative valuations increased demand for these securities by institutional mortgage investors.

--------------------------------------------------------------------------------
 Portfolio Composition          % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

  [PIE CHART APPEARS HERE]               [PIE CHART APPEARS HERE]


Mortgage-Backed Securities   55.5%             AAA      94%
U.S. Treasury Bonds          39.0%              AA       6%
Short-Term Instruments        5.5%

14/PIMCO Funds

Investment Performance - Foreign Bond Fund


Total Return Performance
For the Period Ended 3/31/97

                                           Since
                        1 Yr.   3 Yrs.*    Inception*
                                           (12/92)
                        -----   -------    ---------
Foreign
Inst'l Class (%)        17.69   12.06      11.18
----------------------------------------------------
J. P. Morgan
Non-U.S. (%)            12.73    9.81       9.20

                                           Since
                                           Inception
                                           (1/97)
                                           ---------
Foreign
Admin. Class (%)                           (0.75)
----------------------------------------------------
J. P. Morgan
Non-U.S. (%)                                0.11

* Annualized

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                            FOREIGN      J.P. MORGAN
                MONTH        BOND          NON-U.S.
                             FUND           INDEX
                                           (HEDGED)
             ==========  ============  ==============
               12/31/92   $ 5,000,000     $ 5,000,000
               03/31/93     5,171,807       5,139,908
               03/31/94     5,574,498       5,488,718
               03/31/95     5,471,621       5,648,728
               03/31/96     6,664,336       6,446,357
               03/31/97     7,843,570       7,266,702

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 1/1/93, the first full month following the Fund's Institutional Class inception on 12/3/92, compared to the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/28/97. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

 . The last four quarters saw excellent Fund performance on both an absolute and relative basis. The Fund returned 17.69%, outperforming its J.P. Morgan benchmark by 4.96%.

 . Country selection benefited returns due to overweighted positions in Europe and the dollar bloc countries (Australia, Canada, New Zealand) and underweighted exposure to Japan.

 . Within Europe, the Fund began the year with an emphasis on countries such as Denmark, Austria and Finland which maintained monetary policies similar to Germany but offered additional yield. European focus later shifted to countries with very steep yield curves such as the Netherlands and Sweden.

 .  Small exposures to developing country debt aided performance as both
   Argentina and Mexico posted above 20% returns over the past year.

 .  The Fund's limited currency strategy was positive led by an underweighted
   Japanese yen position versus Canadian and New Zealand dollars, which benefited as the yen continued to fall against dollar bloc currencies.

 . Interest rate strategies were positive for Fund performance as a longer-than index duration added to absolute and relative returns, while relative value strategies such as forward buying of bonds and the associated cash management added value versus traditional bond purchases.


--------------------------------------------------------------------------------
  Portfolio Composition             % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                   Japan                        18.0%
                   Short-Term Instruments       15.1%
                   United States                 8.3%
                   Sweden                        8.1%
                   Canada                        7.0%
                   United Kingdom                5.7%
                   Germany                       5.7%
                   Italy                         4.8%
                   Australia                     4.8%
                   Netherlands                   3.7%
                   Mexico                        3.2%
                   Other                        15.6%

                           [PIE CHART APPEARS HERE]

                           AAA               74%
                           AA                17%
                           BBB                4%
                           BB                 5%


                                                           1997 Annual Report/15

Investment Performance - Global Bond Fund


Total Return Performance
For the Period Ended 3/31/97

----------------------------------------------------
                                           Since
                        1 Yr.   3 Yrs.*    Inception*
                                           (11/93)
                        -----   -------    ---------
Global
Inst'l Class (%)        6.78    9.70        8.57
----------------------------------------------------
J.P. Morgan
Global (%)              2.10    6.84        6.26
----------------------------------------------------

----------------------------------------------------
                                           Since
                                           Inception
                                           (8/96)
                                           ---------
Global
Admin. Class (%)                            2.97
----------------------------------------------------
J.P. Morgan
Global (%)                                 (0.34)
----------------------------------------------------

* Annualized


--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                           GLOBAL      J.P. MORGAN
               MONTH        BOND          GLOBAL
                            FUND          INDEX
             =========  ============  ==============
              11/30/93   $ 5,000,000     $ 5,000,000
              03/31/94     4,981,799       5,019,201
              03/31/95     5,497,439       5,625,054
              03/31/96     6,159,100       5,995,399
              03/31/97     6,576,928       6,121,248

The line graph above assumes the investment of $5,000,000 on 12/1/93, the first full month following the Fund's Institutional Class inception on 11/23/93, compared to the J.P. Morgan Global Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/1/96. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

 . The Fund posted strong relative fiscal year performance, returning 6.78% compared to 2.10% for its benchmark J.P. Morgan Global Index.

 . Country selection boosted performance due to overweighted positions in Europe (Denmark, Austria and Finland early, Netherlands and Sweden later) and the dollar bloc countries (Australia, Canada, New Zealand) and underweighted exposure to Japan.

 . Small exposures to developing country debt aided performance as both Argentina and Mexico posted above 20% returns over the past year.

 . The Fund's currency strategy of underweighting Japanese yen boosted relative returns as the yen continued to fall against dollar bloc currencies. In Europe, currency strategy favored the higher yielding Italian lira, Spanish peseta, Swedish krona and Czech koruna. Overall, U.S. dollar strength caused unhedged portfolios like the Fund to lag hedged foreign investments on a absolute basis.

 . Interest rate strategies which included an above-index duration were generally positive, benefiting the Fund's foreign holdings but detracting from returns on its U.S. market allocation.

 . Relative value strategies such as forward buying of bonds and the associated cash management added value versus traditional bond purchases.

--------------------------------------------------------------------------------
 Portfolio Composition             % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                Short-Term Instruments          22.4%
                Canada                          12.0%
                Japan                           10.9%
                United States                   10.6%
                Sweden                           8.5%
                Australia                        5.3%
                United Kingdom                   3.8%
                Finland                          3.8%
                Italy                            3.4%
                Germany                          2.6%
                Netherlands                      2.3%
                Other                           14.4%

                           [PIE CHART APPEARS HERE]

                AAA                               67%
                AA                                21%
                A                                  3%
                BBB                                6%
                BB                                 3%


16/PIMCO Funds

Investment Performance - High Yield Fund


Total Return Performance
For the Period Ended 3/31/97

                                                                    Since
                           1 Yr.               3 Yrs.*              Inception*
                                                                    (12/92)
                           -----               -------              ----------
High Yield
Inst'l Class (%)           12.04               12.15                12.64
--------------------------------------------------------------------------------
Lehman BB
Int. Corp. (%)              9.63               10.44                10.36


                                                                    Since
                           1 Yr.     2 Yrs.*                        Inception*
                                                                    (1/95)
                           -----     -------                        ----------
High Yield
Admin. Class (%)           11.76     13.63                          14.69
--------------------------------------------------------------------------------
Lehman BB
Int. Corp. (%)              9.63     11.54                          12.65

*Annualized

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                     HIGH YIELD             LEHMAN BB
MONTH                   FUND               INTERMEDIATE
                                           CORP. INDEX
========           ==============         ==============
12/31/92           $   5,000,000          $   5,000,000
03/31/93               5,313,333              5,239,092
03/31/94               5,879,246              5,643,896
03/31/95               6,397,464              6,110,148
03/31/96               7,402,000              6,933,691
03/31/97               8,292,841              7,601,685


--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 1/1/93, the first full month following the Fund's Institutional Class inception on 12/16/92, compared to the Lehman Brothers BB Intermediate Corporate Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/16/95.
The investments made by the High Yield Fund may involve high risk and may have speculative characteristics. Past performance is not an indication of future results.

 . Favorable individual security selection was the leading determinant of 2.41% index outperformance, despite the higher quality BB bonds we favored underperforming for the period.

 . Numerous Fund holdings were upgraded by the credit rating agencies due to overall improvement in various credit fundamentals. Several holdings also appreciated significantly after being acquired by better-rated firms.

 . An industry mix which favored restructuring industries, such as healthcare and utilities, benefited performance due to holdings of firms committed to reducing expenses while growing market share. Energy-related holdings appreciated amid the backdrop of growing global demand and an industry-wide equipment shortage.

 . Small holdings in non-traditional high yield sectors continued to contribute positively to performance. Brady bonds not only offered above-market yields, but also appreciated during the period as the economic fundamentals of Argentina and Mexico improved. Commercial mortgage-backed securities contributed superior credit-adjusted yields and rose in price on increased market acceptance.

--------------------------------------------------------------------------------
Portfolio Composition      % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

         [PIE GRAPH APPEARS HERE]

Corporate Bonds
and Notes                              81.8%

Short-Term
Instruments                             6.0%

Mortgage-Backed
Securities                              5.5%

Other                                   6.7%


         [PIE GRAPH APPEARS HERE]

AAA                                     1%

BBB                                     3%

BB                                     51%

B                                      45%

                                                           1997 Annual Report/17

Investment Performance - Money Market Fund


Total Return Performance
For the Period Ended 3/31/97

                                                                    Since
                           1 Yr.               3 Yrs.*    5 Yrs.*   Inception*
                                                                    (3/91)
                           -----               ------     -------   ----------
Money Market
Inst'l Class (%)           5.19                5.27       4.35      4.51
--------------------------------------------------------------------------------
Lipper Money
Market Index (%)           4.76                4.81       4.05      4.26

                                                                    Since
                           1 Yr.     2 Yrs.*                        Inception*
                                                                    (1/95)
                           -----     -------                        ----------
Money Market
Admin. Class (%)           4.94      5.32                           5.34
--------------------------------------------------------------------------------
Lipper Money
Market Index (%)           4.76      5.01                           5.05

* Annualized

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                   MONEY MARKET              LIPPER
 MONTH                 FUND               MONEY MARKET
                                             INDEX
========           ============           ============
02/28/91           $  5,000,000           $  5,000,000
03/31/91              5,025,170              5,026,003
03/31/92              5,286,316              5,285,761
03/31/93              5,452,504              5,451,422
03/31/94              5,606,276              5,598,768
03/31/95              5,867,023              5,846,048
03/31/96              6,217,237              6,153,709
03/31/97              6,539,910              6,446,675

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 3/1/91, the Fund's Institutional Class inception date, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/24/95. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Past performance is not an indication of future results.

 . Concentrations in commercial paper, primarily offered by finance companies, contributed to the Fund's strong performance relative to the Lipper Money Market Index, which returned 4.76%, compared to the Fund's 5.19% fiscal year return.

 . The selected use of high-grade short-term corporates throughout the year added to the Fund's returns.

 . Holdings of adjustable-rate mortgage securities also boosted performance through enhanced yield and relative price gains.

 .  The Fund's yield increased throughout the period as rates on three-month
   T-bills rose during the year and the front end of the yield curve steepened.

--------------------------------------------------------------------------------
 Portfolio Composition   % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Short-Term
 Instruments                           97.1%

Corporate Bonds
 and Notes                              2.6%

U.S. Government
 Agencies                               0.3%



18/PIMCO Funds

Investment Performance - StocksPLUS Fund


Total Return Performance
For the Period Ended 3/31/97

------------------------------------------------------------------
                                                       Since
                                                       Inception*
                        1 Yr.          3 Yrs. *        (5/93)
                       -------        ----------      ------------
StocksPLUS
Inst'l Class (%)        19.44           23.85           18.69
------------------------------------------------------------------
S&P 500
Index (%)               19.82           22.30           17.44
------------------------------------------------------------------


------------------------------------------------------------------
                                                       Since
                                                       Inception
                                                       (1/97)
                                                      ------------
StocksPLUS
Admin. Class (%)                                        (3.82)
------------------------------------------------------------------
S&P 500
Index (%)                                               (3.36)
------------------------------------------------------------------

* Annualized

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                                 STOCKSPLUS       S&P 500
                     MONTH          FUND           INDEX
                   =========    ============    ============

                   05/31/93     $ 5,000,000     $ 5,000,000
                   03/31/94       5,077,284       5,063,892
                   03/31/95       6,023,776       5,852,274
                   03/31/96       8,076,117       7,730,881
                   03/31/97       9,646,436       9,263,514

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 6/1/93, the first full month following the Fund's Institutional Class inception on 5/14/93, compared to the Standard and Poor's 500 Index, an unmanaged market index. The performance of the Administrative Class (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/7/97. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

 . The Fund's exposure to the S&P 500 captured most of the market's impressive gains producing a fiscal year return of 19.44%, slightly behind the 19.82% delivered by the S&P 500 Index.

 .  An above-neutral duration on the cash portfolio used to back the Fund's S&P
   500 Index exposure (exposure is achieved through investments in S&P 500 futures and swap contracts) was a slight negative for performance. As interest rates increased throughout the period, longer duration instruments experienced price declines relative to three-month Treasury bills.

 . The Fund's underperformance was mainly attributable to a technical timing issue involving pricing: the S&P 500 futures contracts in which the Fund invests are priced just after the close of the S&P 500 spot market. This at times can lead to minor variations in closing prices between the futures and the spot markets. Over time, the average of these temporary pricing differences should revert toward zero and have little impact on longer-term performance.

 . For the fiscal year, the combined impact of timing and a longer duration was partially offset by holdings of short-term, mortgage-backed issues which enjoyed an initial yield advantage and spread tightening in response to declining prepayments resulting from reduced refinancing activity.

 . In addition, both BBB- and BB-rated corporate issues performed well through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries.

 . Currency-hedged Canadian, New Zealand and Swedish bonds, and small holdings of dollar-denominated debt from Argentina, also contributed positively as those markets outperformed the U.S. Treasury market.


--------------------------------------------------------------------------------
Portfolio Composition           % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                Short-Term Instruments                  34.8%
                Mortgage-Backed Securities              28.2%
                Corporate Bonds and Notes               26.5%
                Other                                   10.5%


                           [PIE CHART APPEARS HERE]

                                   AAA          42%
                                   AA            7%
                                   A            10%
                                   BBB          25%
                                   BB           14%
                                   B             2%

                                                           1997 Annual Report/19

Investment Performance - Strategic Balanced Fund


Total Return Performance
For the Period Ended 3/31/97

                                        Since
                                        Inception
                                        (6/96)
                                        ----------
Strategic
Balanced
Inst'l Class (%)                        11.83
--------------------------------------------------
Lipper
Balanced (%)                             8.80
--------------------------------------------------
60% S&P 500 and
40% Lehman Aggregate (%)                10.57

--------------------------------------------------------------------------------
           Cumulative Returns Since Inception Through March 31, 1997
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  STRATEGIC       60% S&P 500        LIPPER
        MONTH     BALANCED       INDEX AND 40%       BALANCED
                  FUND          LEHMAN AGGREGATE
                                   BOND INDEX
     =========  ============  ===================  ============
      06/30/96   $ 5,000,000         $ 5,000,000    $ 5,000,000
      03/31/97     5,591,599           5,528,616      5,440,114

--------------------------------------------------------------------------------
The line graph above assumes the investment of $5,000,000 on 7/1/96, the first full month following the Fund's Institutional Class inception on 6/28/96, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. Past performance is not an indication of future results.

 . During its first nine months of operations the Fund delivered strong absolute and relative performance, posting a return of 11.83% for the period. This compared favorably to the Lipper Balanced Index which returned 8.80%, and a blended index comprised of 60% S&P 500 and 40% Lehman Brothers Aggregate which returned 10.57%.

 . The Fund's primary source of value added came from active management of the allocation between equities and fixed income. Throughout the period, PIMCO's proprietary allocation model favored an above-neutral (defined as 60% stocks 40% bonds) allotment to equities which boosted performance as stocks significantly outperformed bonds.

 . The Fund's equity sector performance was boosted by effective management of the cash used to back stock market exposure taken through S&P 500 futures and swap positions. A yield-based focus on short-term investments in fixed and adjustable-rate mortgage securities, and corporate bonds benefited returns.

 . Performance from the Fund's bond allocation was also strong, led by successful sector strategies that overweighted mortgage-backed securities and higher yielding corporate bonds. This allocation strategy took advantage of the initial yield premiums available on mortgage and corporate bonds and benefited further from spread tightening that occurred throughout the period as more investors turned to these sectors in search of yield.


--------------------------------------------------------------------------------
Portfolio Composition          % of Total Investments as of March 31, 1997
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                Corporate Bonds and Notes               48.4%
                Mortgage-Backed Securities              24.8%
                Short-Term Instruments                  13.4%
                U. S. Treasury Notes                     9.6%
                Other                                    3.8%

                           [PIE CHART APPEARS HERE]

                AAA                                     39%
                A                                        9%
                BBB                                     40%
                BB                                      10%
                B                                        2%

20/PIMCO Funds

Real Return Bond Fund


Total Return Performance
For the Period Ended 3/31/97

                                SINCE
                                INCEPTION
                                (1/97)
                                ----------
Real Return
Inst'l Class (%)                (0.56)
------------------------------------------
Lehman Inflation
Linked Tsy. (%)                 (1.08)

Lehman Brothers Linked Treasury Index, an unmanaged market index.


 .  Coincident with the U.S. Treasury's first auction of Inflation-Indexed
   Securities, PIMCO launched the Real Return Bond Fund on January 29, 1997, the first fund of its kind.

 . The Fed's move to tighten interest rates in March led to an increase in nominal bond yields and yields on U.S. Treasury Inflation-Indexed Securities during the quarter. The Fund's below-index duration exposure to the U.S. market improved relative returns in this environment.

 . Successful yield curve strategies were a leading determinant of the Fund's outperformance of the Lehman Brothers Inflation-Indexed Bond index by 52 basis points since inception.

 . International positions in Canadian real return bonds were positive for performance, though holdings of New Zealand real return bonds detracted slightly.





Low Duration Fund III


Total Return Performance
For the Period Ended 3/31/97

                                Since
                                Inception
                                (12/96)
                                ----------
Low Duration III
Inst'l Class (%)                0.58
------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. (%)                0.66

Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index.


 . The Fund's above-index duration hindered performance in its first quarter of operations.

 . Despite an adverse move in interest rates, the Fund's return was only slightly below-index as successful sector strategies mostly offset a longer duration.

 . The modified barbell maturity structure (overweighting of shorter and longer maturities relative to the index) aided results.

 . Holdings of mortgage-backed securities boosted returns as fixed-rate issues enjoyed narrowing yield spreads over Treasuries.



Moderate Duration Fund


Total Return Performance
For the Period Ended 3/31/97

                                Since
                                Inception
                                (12/96)
                                ----------
Moderate
Duration
Inst'l Class (%)                (0.25)
------------------------------------------
Lehman Int.
Gov't/Corp. (%)                 (0.11)


Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged market index.


 . The Fund's above-index duration hindered performance in its first quarter of operations.

 . Despite an adverse move in interest rates, the Fund's return was only slightly below-index as successful sector strategies offset much of the impact of a longer duration.

 . Holdings of mortgage-backed securities boosted returns as both adjustable and fixed-rate issues enjoyed narrowing yield spreads over Treasuries.

 . Shorter maturity, lower tier investment-grade, and slightly below investment-grade corporate holdings enhanced returns via their higher yields.

 . Small holdings of dollar-denominated Latin American Bonds added yield, while prices were mixed on Fed tightening fears.


These funds may invest in foreign securities which involve potentially higher risks, including foreign currency fluctuations and political uncertainty. Past performance is not an indication of future results.


                                                           1997 Annual Report/21

Statement of Assets and Liabilities

March 31, 1997



                                                        -------------- ----------- ----------- ----------- ------------ ------------
Amounts in thousands, except per share amounts               Total      Total       Total      Moderate      Low           Low
                                                             Return     Return      Return     Duration     Duration     Duration
                                                             Fund       Fund II    Fund III      Fund        Fund         Fund II
                                                        -------------- ----------- ----------- ----------- ------------ ------------
Assets:

Investments, at value                                   $  13,968,846  $  568,135  $  192,287  $   14,759  $ 3,522,559  $   376,745
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Cash and foreign currency                                      15,161          72          57           0           46            1
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Receivable for investments and foreign currency sold          539,341       4,432          38           0       47,432          433
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Receivable for Fund shares sold                                32,523          14          12       1,671       19,315            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Variation margin receivable                                         0           0           0           0            0            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Interest and dividends receivable                             105,489       4,669       2,253         176       23,143        1,885
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Other assets                                                        0           0           0           0           26            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
                                                           14,661,360     577,322     194,647      16,606    3,612,521      379,064
======================================================  ============== =========== =========== =========== ============ ============


Liabilities:

Payable for investments and foreign currency purchased  $   1,375,168  $   92,854  $      171  $    3,145  $   591,127  $    38,495
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Written options outstanding                                    26,352          39         995           0           91            9
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Payable for Fund shares redeemed                               39,825         313          22           0       68,652          997
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Dividends payable                                              13,501         100          38           0        2,534           35
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Accrued investment advisor's fee                                2,721          99          40           2          620           68
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Accrued administrator's fee                                     2,052          99          40           1          469           68
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Accrued distribution fee                                          280           0           0           0           29            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Accrued servicing fee                                             105           0           0           0           26            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Variation margin payable                                        2,360          63          35           0           19           11
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Other accrued expenses and liabilities                            290           0           9           0          139            6
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
                                                            1,462,654      93,567       1,350       3,148      663,706       39,689
======================================================  ============== =========== =========== =========== ============ ============

Net Assets                                              $  13,198,706  $  483,755  $  193,297  $   13,458  $ 2,948,815  $   339,375
======================================================  ============== =========== =========== =========== ============ ============


Net Assets Consist of:

Paid in capital                                         $  13,358,162  $  491,249  $  196,933  $   13,633  $ 2,979,134  $   343,936
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Undistributed (overdistributed) net investment income         (25,279)     (1,503)       (880)          2       (7,032)      (1,272)
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Accumulated undistributed net realized gain (loss)            (63,168)     (4,780)     (2,381)        (13)      (9,405)      (1,187)
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Net unrealized appreciation (depreciation)                    (71,009)     (1,211)       (375)       (164)     (13,882)      (2,102)
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
                                                        $  13,198,706  $  483,755  $  193,297  $   13,458  $ 2,948,815  $   339,375
======================================================  ============== =========== =========== =========== ============ ============


Shares Issued and Outstanding

Institutional Class                                         1,219,656      48,599      21,130       1,369      280,193       34,577
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Administrative Class                                           14,719         539           0           0        2,361            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Retail Classes                                                 50,524           0           0           0       12,848            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------


Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                     $       10.27  $     9.85  $     9.15  $     9.83  $      9.98  $      9.81
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Administrative Class                                            10.27        9.85           0           0         9.98            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Class A                                                         10.27           0           0           0         9.98            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Class B                                                         10.27           0           0           0         9.98            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------
Class C                                                         10.27           0           0           0         9.98            0
------------------------------------------------------  -------------- ----------- ----------- ----------- ------------ ------------

Cost of Investments Owned                                  14,009,795     569,717     192,386      14,923    3,541,785      378,567
======================================================  ============== =========== =========== =========== ============ ============
Cost of Foreign Currency Held                                       3           0           0           0            0            0
======================================================  ============== =========== =========== =========== ============ ============


*With respect to the Retail Classes, the redemption price may vary by the length of time shares are held.



22/PIMCO Funds See accompanying notes


                                                       -----------   ------------    ------------    -----------    -----------
Amount in thousands, except per share amounts              Low                       Long-Term       Real Return      Foreign
                                                         Duration     Short-Term     U.S. Gov't         Bond            Bond
                                                         Fund III        Fund           Fund            Fund            Fund
                                                       -----------   ------------    ------------    -----------    -----------
Assets:

Investments, at value                                  $   14,105    $   171,244     $    31,618     $   10,417     $  468,098
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Cash and foreign currency                                       1            128               5              1            880
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Receivable for investments and foreign currency sold        2,056            149             699          4,067        189,971
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Receivable for Fund shares sold                                 0          1,155               7             37          2,376
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Variation margin receivable                                     0              1               0              0             17
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Interest and dividends receivable                              40            869             225             10          7,204
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Other assets                                                    0              0               0              0              0
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
                                                           16,202        173,546          32,554         14,532        668,546
=====================================================  ===========   ============    ============    ===========    ===========


Liabilities:

Payable for investments and foreign currency purchased $    6,142    $     5,666     $    10,550     $    8,234     $  429,330
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Written options outstanding                                     0              0              46              0              0
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Payable for Fund shares redeemed                                0          2,603               2              0            319
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Dividends payable                                               0            170              12              0            168
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Accrued investment advisor's fee                                2             31               4              1             48
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Accrued administrator's fee                                     2             25               5              1             48
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Accrued distribution fee                                        0              1               0              0              1
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Accrued servicing fee                                           0              1               0              0              1
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Variation margin payable                                        0              0               2              0              0
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Other accrued expenses and liabilities                          0             15               5              0              8
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
                                                            6,146          8,512          10,626          8,236        429,923
=====================================================  ===========   ============    ============    ===========    ===========

Net Assets                                             $   10,056    $   165,034     $    21,928     $    6,296     $  238,623
=====================================================  ===========   ============    ============    ===========    ===========


Net Assets Consist of:

Paid in capital                                        $   10,149    $   164,930     $    23,923     $    6,345     $  228,779
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Undistributed (overdistributed) net investment income          (5)          (208)            438             19         12,308
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Accumulated undistributed net realized gain (loss)            (27)           205          (2,025)            (1)        (1,501)
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Net unrealized appreciation (depreciation)                    (61)           107            (408)           (67)          (963)
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
                                                       $   10,056    $   165,034     $    21,928     $    6,296     $  238,623
=====================================================  ===========   ============    ============    ===========    ===========


Shares Issued and Outstanding

Institutional Class                                         1,015         15,648           2,129            568         22,559
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Administrative Class                                            0            451               0              0              3
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Retail Classes                                                  0            400             205             66            357
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------


Net Asset Value and Redemption Price* Per Share

(Net Assets Per Share Outstanding)
Institutional Class                                    $     9.91    $     10.00     $      9.39     $     9.93     $    10.41
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Administrative Class                                            0          10.00               0              0          10.41
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Class A                                                         0          10.00            9.39           9.93          10.41
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Class B                                                         0          10.00            9.39           9.93          10.41
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------
Class C                                                         0          10.00            9.39           9.93          10.41
-----------------------------------------------------  -----------   ------------    ------------    -----------    -----------

Cost of Investments Owned                                  14,166        171,396          32,024         10,497        476,436
=====================================================  ===========   ============    ============    ===========    ===========
Cost of Foreign Currency Held                                   0              0               0              0            869
=====================================================  ===========   ============    ============    ===========    ===========



                                                           -----------   ------------    -----------     -----------    -----------
Amount in thousands, except per share amounts               Global                          Money                         Strategic
                                                             Bond         High Yield        Market        StocksPLUS       Balanced
                                                             Fund            Fund            Fund            Fund           Fund
                                                           -----------   ------------    -----------     -----------    -----------
Assets:

Investments, at value                                      $  386,600    $ 1,019,593     $  143,236      $  261,705     $   10,449
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Cash and foreign currency                                         617              0             65               1              1
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Receivable for investments and foreign currency sold          131,265         47,274             37           6,801             14
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Receivable for Fund shares sold                                     7          2,308         17,151           2,265              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Variation margin receivable                                        12              0              0               0              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Interest and dividends receivable                               5,324         22,615            129           1,614            118
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Other assets                                                        0              1              0               2              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
                                                              523,825      1,091,791        160,618         272,388         10,582
======================================================     ===========   ============    ============    ===========    ===========


Liabilities:

Payable for investments and foreign currency purchased     $  307,334    $     5,439     $        0      $    4,026     $     153
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Written options outstanding                                         0              0              0               0             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Payable for Fund shares redeemed                                  163         33,604          4,363           2,721             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Dividends payable                                                 209          1,431            471              26             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Accrued investment advisor's fee                                   44            235             15              88             4
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Accrued administrator's fee                                        53            272             33              58             2
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Accrued distribution fee                                            0            168              1               9             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Accrued servicing fee                                               0             62              9               5             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Variation margin payable                                           37              0              0           3,613            63
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Other accrued expenses and liabilities                              8          1,215             87               6             0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
                                                              307,848         42,426          4,979          10,552           222
======================================================     ===========   ============    ============    ===========    ===========

Net Assets                                                 $  215,977    $ 1,049,365     $  155,639      $  261,836     $  10,360
======================================================     ===========   ============    ============    ===========    ===========


Net Assets Consist of:

Paid in capital                                            $  221,311    $ 1,104,517     $  155,639      $  258,263     $  10,035
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Undistributed (overdistributed) net investment income           5,553          1,003              0           2,028           225
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Accumulated undistributed net realized gain (loss)             (7,489)       (78,320)             0          11,988           305
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Net unrealized appreciation (depreciation)                     (3,398)        22,165              0         (10,443)         (205)
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
                                                           $  215,977    $ 1,049,365     $  155,639      $  261,836     $  10,360
======================================================     ===========   ============    ============    ===========    ===========


Shares Issued and Outstanding

Institutional Class                                            21,879         67,081         23,497          20,574          1,003
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Administrative Class                                               35            940             12              60              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Retail Classes                                                      0         26,532        132,130           2,212              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------


Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                        $     9.86    $     11.10     $     1.00      $    11.46     $    10.32
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Administrative Class                                             9.86          11.10           1.00           11.46              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Class A                                                             0          11.10           1.00           11.46              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Class B                                                             0          11.10           1.00           11.44              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------
Class C                                                             0          11.10           1.00           11.45              0
------------------------------------------------------     -----------   ------------    -----------     -----------    -----------

Cost of Investments Owned                                     394,454        997,705        143,236         261,416         10,422
======================================================     ===========   ============    ============    ===========    ===========
Cost of Foreign Currency Held                                     620              0              0               0              0
======================================================     ===========   ============    ============    ===========    ===========



                                    1997 Annual Report See accompanying notes/23

Statement of Operations

For the year or period ended March 31, 1997


                                                            ----------   -----------  ----------   ---------  ---------   --------
$ in thousands                                                Total         Total        Total     Moderate     Low        Low
                                                              Return        Return       Return     Duration   Duration   Duration
                                                               Fund         Fund II     Fund III      Fund       Fund      Fund II
                                                            ----------   -----------  ----------   ---------  ---------   --------
Investment Income:

Interest                                                   $   820,530    $   32,273   $  11,340    $  162   $ 187,704   $ 18,691
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Dividends                                                        1,523             0           0        10       1,719          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
   Total income                                                822,053        32,273      11,340       172     189,423     18,691
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

Expenses:

Investment advisory fees                                        29,232         1,171         423         7       6,877        685
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Administration fees                                             21,266         1,171         423         5       5,005        685
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Distribution fees - Administrative Class                           341            11           0         0          21          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Distribution and servicing fees - Retail Classes                   854             0           0         0         130          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Trustees' fees                                                      21             2           0         0           5          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Reorganization costs                                                25            21          21         0          23         22
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
   Total expenses                                               51,739         2,376         867        12      12,061      1,392
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

Net Investment Income                                          770,314        29,897      10,473       160     177,362     17,299
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                        (31,830)          324        (410)      (12)       (205)    (1,002)
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Net realized gain (loss) on futures contracts
   and written options                                         (29,476)       (4,296)     (1,521)        0         179        (89)
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Net realized gain (loss)
   on foreign currency transactions                              3,378             0        (450)        0       1,671          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Net change in unrealized appreciation
   (depreciation) on investments                               (15,704)       (1,894)      1,263      (164)        294        (55)
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options      27,904         2,408         911         0       2,772        (73)
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign currencies             3,259             0          84         0       1,288          0
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

   Net gain (loss)                                             (42,469)       (3,458)       (123)     (176)      5,999     (1,219)
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

Net Increase (Decrease) in Assets
   Resulting from Operations                               $   727,845    $   26,439   $  10,350    $  (16)  $ 183,361     16,080
--------------------------------------------------------   ------------   -----------  ----------   -------  ----------  ---------

24/PIMCO Funds See accompanying notes

                                                              --------     ----------      ----------       -----------     -------
$ in thousands                                                  Low                        Long-Term        Real Return     Foreign
                                                              Duration     Short-Term      U.S. Gov't          Bond           Bond
                                                              Fund III       Fund            Fund              Fund           Fund
                                                              --------     ----------      ----------       -----------     -------
Investment Income:

Interest                                                      $   161      $   8,209       $   2,124       $     68     $   18,126
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Dividends                                                           0              0               0              0              0
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
   Total income                                                   161          8,209           2,124             68         18,126
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------

Expenses:

Investment advisory fees                                            6            311              65              2            541
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Administration fees                                                 6            250              65              3            541
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Distribution fees - Administrative Class                            0             10               0              0              0
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Distribution and servicing fees - Retail Classes                    0              1               0              0              2
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Trustees' fees                                                      0              0               0              0              0
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Reorganization costs                                                0             21              31              0             29
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
   Total expenses                                                  12            593             161              5          1,113
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------

Net Investment Income                                             149          7,616           1,963             63         17,013
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                           (32)           302            (156)             4         15,065
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Net realized gain (loss) on futures contracts
   and written options                                              0             22            (275)             0          2,133
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Net realized gain (loss)
   on foreign currency transactions                                 0            (42)              0             (3)         8,456
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Net change in unrealized appreciation
   (depreciation) on investments                                  (61)           486            (780)           (80)        (7,349)
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options          0            (19)            178              0           (723)
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign currencies                0            153               0             13            594
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------

   Net gain (loss)                                                (93)           902          (1,033)           (66)        18,176
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------

Net Increase (Decrease) in Assets
   Resulting from Operations                                  $    56      $   8,518       $     930       $     (3)    $   35,189
---------------------------------------------------------     --------     ----------      ----------      ---------    -----------


                                                              ------------    -----------     -----------   ------------  ----------
$ in thousands                                                   Global                         Money                      Strategic
                                                                  Bond         High Yield       Market       StocksPLUS    Balanced
                                                                  Fund            Fund          Fund           Fund          Fund
                                                              ------------    -----------     -----------   ------------  ----------
Investment Income:

Interest                                                       $   13,730     $   72,975      $    2,484    $    23,329   $   844
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Dividends                                                               0            552               0             13         0
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
   Total income                                                    13,730         73,527           2,484         23,342       844
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------

Expenses:

Investment advisory fees                                              424          1,984              68            779        32
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Administration fees                                                   508          2,071             118            492        20
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Distribution fees - Administrative Class                                0             12               0              0         0
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Distribution and servicing fees - Retail Classes                        0            538              21             21         0
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Trustees' fees                                                          0              1               0              0         0
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Reorganization costs                                                   21             22              20             22        20
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
   Total expenses                                                     953          4,628             227          1,314        72
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------

Net Investment Income                                              12,777         68,899           2,257         22,028       772
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                             6,946         15,566               0            109        80
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Net realized gain (loss) on futures contracts
   and written options                                                485              0               0         19,186       529
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Net realized gain (loss)
   on foreign currency transactions                                (6,952)             0               0           (106)       (7)
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Net change in unrealized appreciation
   (depreciation) on investments                                   (2,641)         1,240               0            311        47
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options           (554)             0               0        (11,190)     (262)
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign currencies               (1,475)             0               0            234        10
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------

   Net gain (loss)                                                 (4,191)        16,806               0          8,544       397
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------

Net Increase (Decrease) in Assets
   Resulting from Operations                                   $    8,586     $   85,705      $    2,257    $    30,572   $ 1,169
------------------------------------------------------------  ------------    -----------     -----------   ------------  --------


                                  1997 Annual Report See accompanying notes/25

Statement of Changes in Net Assets

                                                       ---------------------------------   -------------------------------
$ in thousands
                                                               Total Return Fund                Total Return Fund II

                                                       ---------------------------------   -------------------------------

Increase (Decrease) in Net Assets from:                  Year Ended         Year Ended       Year Ended  Five Months Ended
                                                     March 31, 1997     March 31, 1996   March 31, 1997     March 31, 1996
Operations

Net investment income                                  $    770,314       $    621,582     $     29,897        $    12,231
-----------------------------------------------------  ---------------------------------   --------------------------------
Net realized gain (loss)                                    (57,928)           254,693           (3,972)             2,375
-----------------------------------------------------  ---------------------------------   --------------------------------
Net change in unrealized appreciation (depreciation)         15,459             11,343              514            (11,327)
-----------------------------------------------------  ---------------------------------   --------------------------------
Net increase (decrease) resulting from operations           727,845            887,618           26,439              3,279
=====================================================  =================================   ================================

Distributions to Shareholders

From net investment income
   Institutional Class                                     (737,816)          (533,126)         (29,298)           (12,145)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                      (8,454)            (3,203)            (270)               (82)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                            (5,252)                 0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
In excess of net investment income
   Institutional Class                                      (18,432)           (84,779)            (328)               (11)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                        (211)              (510)              (3)                 0
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                              (131)                 0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
From net realized capital gains
   Institutional Class                                            0           (110,361)               0             (4,011)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                           0               (772)               0                (28)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                                 0                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
In excess of net realized capital gains
   Institutional Class                                            0                  0                0             (2,282)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                           0                  0                0                (15)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                                 0                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Tax basis return of capital
   Institutional Class                                            0                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                           0                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                                 0                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Total Distributions                                        (770,296)          (732,751)         (29,899)           (18,574)
=====================================================  =================================   ================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    3,709,839          3,567,811           88,832             36,981
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                     132,504            117,173            1,824                218
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                            59,247                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Shares issued in reorganization
   Retail Classes                                           499,338                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Issued as reinvestment of distributions
   Institutional Class                                      606,425            592,359           28,378             17,509
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                       8,479              3,923              273                126
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                             3,729                  0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Cost of shares redeemed
   Institutional Class                                   (2,001,935)        (1,308,591)         (90,902)           (25,812)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Administrative Class                                     (94,080)           (24,091)             (93)               (78)
-----------------------------------------------------  ---------------------------------   --------------------------------
   Retail Classes                                           (34,612)                 0                0                  0
-----------------------------------------------------  ---------------------------------   --------------------------------
Net increase resulting from Fund share transactions       2,888,934          2,948,584           28,312             28,944
-----------------------------------------------------  ---------------------------------   --------------------------------

Total Increase in Net Assets                              2,846,483          3,103,451           24,852             13,649
=====================================================  =================================   ================================

Net Assets

Beginning of period                                      10,352,223          7,248,772          458,903            445,254
-----------------------------------------------------  ---------------------------------   --------------------------------
End of period *                                        $ 13,198,706      $  10,352,223        $ 483,755          $ 458,903
-----------------------------------------------------  ---------------------------------   --------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $    (25,279)     $     (18,792)       $  (1,503)         $    (329)
-----------------------------------------------------  ---------------------------------   --------------------------------

                                                       ----------------------------
$ in thousands
                                                         Total Return Fund III

                                                       ----------------------------

Increase (Decrease) in Net Assets from:                Year Ended       Year Ended
                                                   March 31, 1997    March 31, 1996

Operations

Net investment income                                  $  10,473          $  8,158
-----------------------------------------------------  ----------------------------
Net realized gain (loss)                                  (2,381)            2,985
-----------------------------------------------------  ----------------------------
Net Change In Unrealized Appreciation (Depreciation)       2,258              (924)
-----------------------------------------------------  ----------------------------
Net increase (decrease) resulting from operations         10,350            10,219
=====================================================  ============================

Distributions to Shareholders

From net investment income
   Institutional Class                                   (10,093)           (6,946)
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
In excess of net investment income
   Institutional Class                                      (380)           (1,214)
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
From net realized capital gains
   Institutional Class                                         0            (1,687)
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
In excess of net realized capital gains
   Institutional Class                                      (283)                0
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
Tax basis return of capital
   Institutional Class                                         0                 0
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
Total Distributions                                      (10,756)           (9,847)
=====================================================  ============================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    56,444            42,689
-----------------------------------------------------  ----------------------------
   Administrative Class                                        0                 0
-----------------------------------------------------  ----------------------------
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
Shares issued in reorganization
   Retail Classes                                              0                 0
-----------------------------------------------------  ----------------------------
Issued as reinvestment of distributions
   Institutional Class                                     10,374            9,384
-----------------------------------------------------  ----------------------------
   Administrative Class                                         0                0
-----------------------------------------------------  ----------------------------
   Retail Classes                                               0                0
-----------------------------------------------------  ----------------------------
Cost of shares redeemed
   Institutional Class                                    (15,338)          (9,719)
-----------------------------------------------------  ----------------------------
   Administrative Class                                         0                0
-----------------------------------------------------  ----------------------------
   Retail Classes                                               0                0
-----------------------------------------------------  ----------------------------
Net increase resulting from Fund share transactions        51,480           42,354
-----------------------------------------------------  ----------------------------

Total Increase in Net Assets                               51,074           42,726
=====================================================  ============================

Net Assets

Beginning of period                                       142,223           99,497
-----------------------------------------------------  ----------------------------
End of period *                                         $ 193,297        $ 142,223
-----------------------------------------------------  ----------------------------

*Including net undistributed (overdistributed)
 investment income of:                                  $    (880)       $    (380)
-----------------------------------------------------  ----------------------------


26/PIMCO Funds See accompanying notes

                                              ------------------  -----------------------------------  -----------------------------
$ in thousands
                                                    Moderate
                                                    Duration               Low Duration Fund               Low Duration Fund II
                                                      Fund

                                              ------------------  -----------------------------------  -----------------------------

Increase (Decrease) in Net Assets from:       Three Months Ended         Year Ended        Year Ended      Year Ended     Year Ended
                                                  March 31, 1997     March 31, 1997    March 31, 1996  March 31, 1997 March 31, 1996

Operations

Net investment income                                 $    160    $         177,362  $      171,117    $    17,299   $      14,123
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Net realized gain (loss)                                   (12)               1,645           9,315         (1,091)            992
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Net change in unrealized appreciation (depreciation)      (164)               4,354          34,773           (128)           (783)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Net increase (decrease) resulting from operations          (16)             183,361         215,205         16,080          14,332
====================================================  ==========  ===================================  ============================

Distributions to Shareholders

From net investment income
   Institutional Class                                    (159)            (170,430)       (171,057)       (15,937)        (13,042)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                 (511)            (91)             0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0               (1,302)              0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
In excess of net investment income
   Institutional Class                                       0               (5,074)              0           (469)           (603)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                  (15)              0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0                  (38)              0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
From net realized capital gains
   Institutional Class                                       0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
In excess of net realized capital gains
   Institutional Class                                       0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Tax basis return of capital
   Institutional Class                                       0                    0               0           (280)           (479)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0                    0               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Total Distributions                                       (159)            (177,370)       (171,148)       (16,686)        (14,124)
====================================================  ==========  ===================================  ============================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                  13,681            1,394,715       1,416,204        139,963         166,259
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0               22,564           2,678              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0               39,148               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Shares issued in reorganization
   Retail Classes                                            0              120,271               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Issued as reinvestment of distributions
   Institutional Class                                     159              149,996         143,328         15,824          13,248
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0                  518              83              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0                1,143               0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Cost of shares redeemed
   Institutional Class                                    (207)          (1,432,178)     (1,258,060)       (69,105)        (97,282)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Administrative Class                                      0               (1,971)           (983)             0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
   Retail Classes                                            0              (31,492)              0              0               0
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
Net increase resulting from Fund share transactions     13,633              262,714         303,250         86,682          82,225
----------------------------------------------------  ----------  -----------------------------------  ----------------------------

Total Increase in Net Assets                            13,458              268,705         347,307         86,076          82,433
====================================================  ==========  ===================================  ============================

Net Assets

Beginning of period                                          0            2,680,110       2,332,803        253,299         170,866
----------------------------------------------------  ----------  -----------------------------------  ----------------------------
End of period *                                       $ 13,458    $       2,948,815  $    2,680,110    $   339,375   $     253,299
----------------------------------------------------  ----------  -----------------------------------  ----------------------------

*Including net undistributed (overdistributed)
 investment income of:                                $      2    $          (7,032) $       (5,120)   $    (1,272)  $      (1,362)
----------------------------------------------------  ----------  -----------------------------------  ----------------------------

                                                            ------------------    ----------------------------------
$ in thousands
                                                               Low Duration                  Short-Term Fund
                                                                 Fund III

                                                            ------------------    ----------------------------------

Increase (Decrease) in Net Assets from:                     Three Months Ended           Year Ended      Year Ended
                                                                March 31, 1997       March 31, 1997  March 31, 1996

Operations

Net investment income                                                 $   149     $           7,616   $       6,228
----------------------------------------------------        -------------------   ----------------------------------
Net realized gain (loss)                                                  (32)                  282             592
----------------------------------------------------        -------------------   ----------------------------------
Net change in unrealized appreciation (depreciation)                      (61)                  620             584
----------------------------------------------------        -------------------   ----------------------------------
Net increase (decrease) resulting from operations                          56                 8,518           7,404
====================================================        ===================   ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                                   (149)               (7,220)         (5,943)
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                  (221)            (24)
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                   (15)              0
----------------------------------------------------        -------------------   ----------------------------------
In excess of net investment income
   Institutional Class                                                      0                  (156)           (261)
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                    (5)             (1)
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
From net realized capital gains
   Institutional Class                                                      0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
In excess of net realized capital gains
   Institutional Class                                                      0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
Tax basis return of capital
   Institutional Class                                                      0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
Total Distributions                                                      (149)               (7,617)         (6,229)
====================================================        ===================   ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                                 10,000               180,257         133,513
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                 8,640           4,324
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                 6,035               0
----------------------------------------------------        -------------------   ----------------------------------
Shares issued in reorganization
   Retail Classes                                                           0                     0               0
----------------------------------------------------        -------------------   ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                    149                 6,243           4,930
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                    15               0
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                    10               0
----------------------------------------------------        -------------------   ----------------------------------
Cost of shares redeemed
   Institutional Class                                                      0              (132,676)       (127,940)
----------------------------------------------------        -------------------   ----------------------------------
   Administrative Class                                                     0                (8,162)           (320)
----------------------------------------------------        -------------------   ----------------------------------
   Retail Classes                                                           0                (2,025)              0
----------------------------------------------------        -------------------   ----------------------------------
Net increase resulting from Fund share transactions                    10,149                58,337          14,507
----------------------------------------------------        -------------------   ----------------------------------
Total Increase in Net Assets                                           10,056                59,238          15,682
====================================================        ===================   ==================================

Net Assets

Beginning of period                                                         0               105,796          90,114
----------------------------------------------------        -------------------   ----------------------------------
End of period *                                             $          10,056     $         165,034   $     105,796
----------------------------------------------------        -------------------   ----------------------------------

*Including net undistributed (overdistributed)
 investment income of:                                      $              (5)    $            (208)  $        (161)
----------------------------------------------------        -------------------   ----------------------------------

                                    1997 Annual Report See accompanying notes/27

                                                  ----------------------------  ----------------  ------------------------------

$ in thousands                                      Long-Term U.S. Gov't Fund      Real Return         Foreign Bond Fund
                                                                                    Bond Fund
                                                  ----------------------------  ----------------  ------------------------------

Increase (Decrease) in Net Assets from:              Year Ended     Year Ended       Period from      Year Ended      Year Ended
                                                 March 31, 1997 March 31, 1996  January 29, 1997  March 31, 1997  March 31, 1996
                                                                               to March 31, 1997

Operations

Net investment income                                  $  1,963     $   2,494        $     63       $   17,013     $   14,026
----------------------------------------------------   -----------------------       ---------      --------------------------
Net realized gain (loss)                                   (431)        3,539               1           25,654         26,188
----------------------------------------------------   -----------------------       ---------      --------------------------
Net change in unrealized appreciation (depreciation)       (602)         (442)            (67)          (7,478)         6,805
----------------------------------------------------   -----------------------       ---------      --------------------------
Net increase (decrease) resulting from operations           930         5,591              (3)          35,189         47,019
====================================================   =======================       =========      ==========================

Distributions to Shareholders

From net investment income
   Institutional Class                                   (1,773)       (2,372)             (45)          (7,980)       (8,030)
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                           (13)            0              (1)              (6)             0
----------------------------------------------------   -----------------------       ---------      --------------------------
In excess of net investment income
   Institutional Class                                        0          (122)              0                0         (5,997)
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                             0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
From net realized capital gains
   Institutional Class                                        0        (1,698)              0          (24,345)        (5,828)
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                             0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
In excess of net realized capital gains
   Institutional Class                                     (693)         (518)              0                0           (685)
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                             0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
Tax basis return of capital
   Institutional Class                                        0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                             0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
Total Distributions                                      (2,479)       (4,710)            (46)         (32,331)       (20,540)
====================================================   =======================       =========      ==========================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    6,985        21,443           5,636          155,503         79,674
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0               30              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                         1,987             0             663            3,760              0
----------------------------------------------------   -----------------------       ---------      --------------------------
Shares issued in reorganization
   Retail Classes                                             0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
Issued as reinvestment of distributions
   Institutional Class                                    2,113         3,954              45           23,548         17,861
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                             3             0               1                6              0
----------------------------------------------------   -----------------------       ---------      --------------------------
Cost of shares redeemed
   Institutional Class                                  (20,121)      (26,116)              0         (205,567)       (98,221)
----------------------------------------------------   -----------------------       ---------      --------------------------
   Administrative Class                                       0             0               0                0              0
----------------------------------------------------   -----------------------       ---------      --------------------------
   Retail Classes                                            (1)            0               0               (8)             0
----------------------------------------------------   -----------------------       ---------      --------------------------
Net increase (decrease) resulting from
   Fund share transactions                               (9,034)         (719)          6,345          (22,728)          (686)
----------------------------------------------------   -----------------------       ---------      --------------------------

Total Increase (Decrease) in Net Assets                 (10,583)          162           6,296          (19,870)        25,793
====================================================   =======================       =========      ==========================

Net Assets

Beginning of period                                      32,511        32,349               0          258,493        232,700
----------------------------------------------------   -----------------------       ---------      --------------------------
End of period *                                        $ 21,928     $  32,511        $  6,296       $  238,623     $  258,493
----------------------------------------------------   -----------------------       ---------      --------------------------

*Including net undistributed (overdistributed)
 investment income of:                                 $    438     $     236        $     19       $   12,308     $    3,281
----------------------------------------------------   -----------------------       ---------      --------------------------


28/PIMCO Funds See accompanying notes

                                                   ----------------------------    -----------------------------

$ in thousands                                            Global Bond Fund                High Yield Fund

                                                   ----------------------------    -----------------------------

Increase (Decrease) in Net Assets from:               Year Ended     Year Ended        Year Ended     Year Ended
                                                  March 31, 1997 March 31, 1996    March 31, 1997 March 31, 1996

Operations

Net investment income                                 $   12,777     $   5,776       $   68,899      $  42,773
----------------------------------------------------  -------------------------      --------------------------
Net realized gain (loss)                                     479         4,700           15,566          9,316
----------------------------------------------------  -------------------------      --------------------------
Net change in unrealized appreciation (depreciation)      (4,670)         (205)           1,240         11,913
----------------------------------------------------  -------------------------      --------------------------
Net increase (decrease) resulting from operations          8,586        10,271           85,705         64,002
====================================================  =========================      ==========================

Distributions to Shareholders

From net investment income
   Institutional Class                                    (7,187)       (5,778)         (64,102)       (42,753)
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                       (4)            0             (407)           (25)
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0           (4,408)             0
----------------------------------------------------  -------------------------      --------------------------
In excess of net investment income
   Institutional Class                                       (17)            0                0              0
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                        0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
From net realized capital gains
   Institutional Class                                    (2,270)       (2,136)          (9,166)        (2,427)
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                       (4)            0              (88)             0
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
In excess of net realized capital gains
   Institutional Class                                    (5,240)       (1,658)               0              0
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                       (9)            0                0              0
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
Tax basis return of capital
   Institutional Class                                         0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                        0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0                0              0
----------------------------------------------------  -------------------------      --------------------------
Total Distributions                                      (14,731)       (9,572)         (78,171)       (45,205)
====================================================  =========================      ==========================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    87,843        54,351          414,058        294,885
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                      632             0           14,665            998
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0           32,970              0
----------------------------------------------------  -------------------------      --------------------------
Shares issued in reorganization
   Retail Classes                                              0             0          283,718              0
----------------------------------------------------  -------------------------      --------------------------
Issued as reinvestment of distributions
   Institutional Class                                    12,695         8,928           69,870         43,030
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                       17             0              353             25
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0            2,502              0
----------------------------------------------------  -------------------------      --------------------------
Cost of shares redeemed
   Institutional Class                                   (12,625)       (6,621)        (286,865)      (156,050)
----------------------------------------------------  -------------------------      --------------------------
   Administrative Class                                     (273)            0           (5,554)           (46)
----------------------------------------------------  -------------------------      --------------------------
   Retail Classes                                              0             0          (21,876)             0
----------------------------------------------------  -------------------------      --------------------------
Net increase (decrease) resulting
   from Fund share transactions                           88,289        56,658          503,841        182,842
----------------------------------------------------  -------------------------      --------------------------

Total Increase (Decrease) in Net Assets                   82,144        57,357          511,375        201,639
====================================================  =========================      ==========================

Net Assets

Beginning of period                                      133,833        76,476          537,990        336,351
----------------------------------------------------  -------------------------      --------------------------
End of period *                                       $  215,977      $133,833       $1,049,365    $   537,990
----------------------------------------------------  -------------------------      --------------------------

*Including net undistributed (overdistributed)
investment income of:                                 $    5,553      $    (16)      $    1,003    $     3,604
----------------------------------------------------  -------------------------      --------------------------

                                          ----------------------------------  ------------------------------  -----------------
                                                                                                                  Strategic
$ in thousands                                      Money Market Fund                  StocksPLUS Fund            Balanced
                                                                                                                    Fund
                                          ----------------------------------  ------------------------------  -----------------

Increase (Decrease) in Net Assets from:       Year Ended  Five Months Ended       Year Ended      Year Ended        Period from
                                          March 31, 1997     March 31, 1996   March 31, 1997  March 31, 1996      June 28, 1996
                                                                                                              to March 31, 1997

Operations

Net investment income                        $    2,257             $   391       $   22,028      $   11,933    $          772
------------------------------------------   -------------------------------      --------------------------    ---------------
Net realized gain (loss)                              0                   0           19,189           9,202               602
------------------------------------------   -------------------------------      --------------------------    ---------------
Net change in unrealized
appreciation (depreciation)                           0                   0          (10,645)           (738)             (205)
------------------------------------------   -------------------------------      --------------------------    ---------------
Net increase (decrease)
resulting from operations                         2,257                 391           30,572          20,397             1,169
==========================================   ===============================      ==========================    ===============

Distributions to Shareholders

From net investment income
   Institutional Class                           (1,360)               (365)         (21,952)         (8,982)             (632)
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                              (1)                (26)              (8)              0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                  (896)                  0             (324)              0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
In excess of net investment income
   Institutional Class                                0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                     0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
From net realized capital gains
   Institutional Class                                0                   0           (8,793)         (9,224)             (212)
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                     0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
In excess of net realized capital gains
   Institutional Class                                0                   0                0            (251)                0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                     0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
Tax basis return of capital
   Institutional Class                                0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                     0                   0                0               0                 0
------------------------------------------   -------------------------------      --------------------------    ---------------
Total Distributions                              (2,257)               (391)         (31,077)        (18,457)             (844)
==========================================   ===============================      ==========================    ===============

Fund Share Transactions

Receipts for shares sold
   Institutional Class                           48,817               23,183          91,156       114,561              10,032
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               8                    4             746             0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                               570,164                    0          30,494             0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
Shares issued in reorganization
   Retail Classes                                69,202                    0               0             0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
Issued as reinvestment of distributions
   Institutional Class                            1,077                  388          28,060        17,428                   3
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                               1                    0               8             0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                                   812                    0             306             0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
Cost of shares redeemed
   Institutional Class                          (52,332)              (5,377)        (36,460)      (28,558)                  0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Administrative Class                              (7)                  (4)            (58)            0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
   Retail Classes                              (508,048)                   0          (3,780)            0                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
Net increase (decrease) resulting
   from Fund share transactions                 129,694               18,194         110,472       103,431              10,035
------------------------------------------   -------------------------------      --------------------------    ---------------

Total Increase (Decrease) in Net Assets         129,694               18,194         109,967       105,371              10,360
==========================================   ===============================      ==========================    ===============

Net Assets

Beginning of period                              25,945                7,751         151,869        46,498                   0
------------------------------------------   -------------------------------      --------------------------    ---------------
End of period *                              $  155,639            $  25,945      $  261,836     $ 151,869      $       10,360
------------------------------------------   -------------------------------      --------------------------    ---------------

*Including net undistributed
 (overdistributed) investment income of:     $        0            $       0      $    2,028     $   1,762      $          225
==========================================   ===============================      ==========================    ===============



                                    1997 Annual Report See accompanying notes/29

Financial Highlights - Institutional Classes


                                    ---------------- -------------- ---------------- ---------------- ------------ -----------------
Selected Per Share Data for the        Net Asset           Net      Net Realized and   Total Income     Dividends    Dividends in
Year or Period Ended:                    Value          Investment     Unrealized     From Investment    From Net     Excess of Net
                                       Beginning         Income        Gain (Loss)      Operations     Investment     Investment
                                       of Period                     on Investments                      Income         Income
                                    ---------------- -------------- ---------------- ---------------- ------------ -----------------
Total Return Fund

   Institutional Class
   03/31/97                            $   10.29       $    0.68       $   (0.02)     $     0.66      $    (0.66)     $    (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                10.02            0.81            0.29            1.10           (0.61)          (0.10)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/95                                10.25            0.64           (0.24)           0.40           (0.56)          (0.05)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/94                                10.91            0.68           (0.16)           0.52           (0.71)          (0.15)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/93                                10.46            0.76            0.76            1.52           (0.76)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

   Administrative Class
   03/31/97                                10.29            0.66(a)        (0.02)(a)        0.64           (0.64)          (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                10.01            0.80            0.29            1.09           (0.60)          (0.09)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   09/07/94 - 03/31/95                     10.00            0.31            0.06            0.37           (0.32)          (0.03)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

Total Return Fund II

   Institutional Class
   03/31/97                            $    9.89       $    0.61       $   (0.02)     $     0.59      $    (0.62)     $    (0.01)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   11/01/95 - 03/31/96                     10.21            0.25           (0.17)           0.08           (0.26)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   10/31/95                                 9.39            0.69            0.76            1.45           (0.62)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   10/31/94                                10.38            0.51           (0.88)          (0.37)          (0.51)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   10/31/93                                 9.99            0.61            0.74            1.35           (0.61)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   12/30/91 - 10/31/92                     10.00            0.49            0.23            0.72           (0.49)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

   Administrative Class
   03/31/97                                 9.89            0.59           (0.02)           0.57           (0.60)          (0.01)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   11/01/95 - 03/31/96                     10.22            0.24           (0.17)           0.07           (0.26)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   11/30/94 - 10/31/95                      9.34            0.56            0.88            1.44           (0.55)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

Total Return Fund III

  Institutional Class
   03/31/97                            $    9.13       $    0.55       $    0.05      $     0.60      $    (0.55)     $    (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                 8.99            0.72            0.17            0.89           (0.54)          (0.09)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/95                                 9.18            0.59           (0.16)           0.43           (0.52)          (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/94                                 9.81            0.59           (0.03)           0.56           (0.66)          (0.12)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/93                                10.31            0.64            0.75            1.39           (0.64)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

Moderate Duration Fund

   Institutional Class
   12/31/96 - 03/31/97                 $   10.00       $    0.15       $   (0.17)     $    (0.02)     $    (0.15)     $     0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

Low Duration Fund

   Institutional Class
   03/31/97                            $    9.95       $    0.64       $    0.03      $     0.67      $    (0.63)     $    (0.01)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                 9.76            0.66            0.21            0.87           (0.68)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/95                                10.04            0.65           (0.30)           0.35           (0.54)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/94                                10.30            0.62           (0.16)           0.46           (0.64)          (0.03)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/93                                10.20            0.75            0.22            0.97           (0.74)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

   Administrative Class
   03/31/97                                 9.95            0.62            0.03            0.65           (0.60)          (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                 9.76            0.63            0.21            0.84           (0.65)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   12/31/94 - 03/31/95                      9.67            0.18            0.07            0.25           (0.14)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

Low Duration Fund II

   Institutional Class
   03/31/97                            $    9.82       $    0.62       $   (0.03)     $     0.59      $    (0.58)     $    (0.02)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/96                                 9.77            0.66            0.04            0.70           (0.60)          (0.03)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/95                                 9.94            0.62           (0.16)           0.46           (0.58)          (0.03)
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/94                                10.25            0.60           (0.28)           0.32           (0.58)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------
   03/31/93                                10.04            0.63            0.25            0.88           (0.64)           0.00
-------------------------------------  ------------    ------------    -----------    ------------    ------------    --------------

+Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

30/PIMCO Funds See accompanying notes

                                   ----------------    -------------   ------------    -------------   -----------    ------------
Selected Per Share Data for the     Distributions      Distributions     Tax Basis         Total       Net Asset
Year or Period Ended:                  From Net        in Excess of      Return of     Distributions   Value End      Total Return
                                   Realized Capital    Net Realized      Capital                       of Period
                                        Gains          Capital Gains
                                   ----------------    -------------   ------------    -------------   -----------    ------------
Total Return Fund

   Institutional Class
   03/31/97                        $        0.00       $     0.00      $     0.00      $    (0.68)     $  10.27          6.60%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                (0.12)            0.00            0.00           (0.83)        10.29         11.14
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/95                                 0.00             0.00           (0.02)          (0.63)        10.02          4.22
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/94                                (0.30)           (0.02)           0.00           (1.18)        10.25          4.55
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/93                                (0.31)            0.00            0.00           (1.07)        10.91         15.29
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

   Administrative Class
   03/31/97                                 0.00             0.00            0.00           (0.66)        10.27          6.34
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                (0.12)            0.00            0.00           (0.81)        10.29         10.99
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   09/07/94 - 03/31/95                      0.00             0.00           (0.01)          (0.36)        10.01          3.76
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

Total Return Fund II

   Institutional Class
   03/31/97                        $        0.00       $     0.00      $     0.00      $    (0.63)      $  9.85          6.15%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   11/01/95 - 03/31/96                     (0.09)           (0.05)           0.00           (0.40)         9.89          0.78
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   10/31/95                                (0.01)            0.00            0.00           (0.63)        10.21         15.96
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   10/31/94                                (0.05)            0.00           (0.06)          (0.62)         9.39         (3.58)
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   10/31/93                                (0.35)            0.00            0.00           (0.96)        10.38         13.79
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   12/30/91 - 10/31/92                     (0.24)            0.00            0.00           (0.73)         9.99          7.52
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

   Administrative Class
   03/31/97                                 0.00             0.00            0.00           (0.61)         9.85          5.88
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   11/01/95 - 03/31/96                     (0.09)           (0.05)           0.00           (0.40)         9.89          0.57
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   11/30/94 - 10/31/95                     (0.01)            0.00            0.00           (0.56)        10.22         15.92
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

Total Return Fund III

  Institutional Class
   03/31/97                        $        0.00       $    (0.01)     $     0.00      $    (0.58)      $  9.15          6.76%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                (0.12)            0.00            0.00           (0.75)         9.13         10.06
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/95                                 0.00             0.00           (0.08)          (0.62)         8.99          4.92
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/94                                (0.20)           (0.21)           0.00           (1.19)         9.18          5.64
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/93                                (1.25)            0.00            0.00           (1.89)         9.81         14.47
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

Moderate Duration Fund

   Institutional Class
   12/31/96 - 03/31/97             $        0.00       $     0.00      $     0.00      $    (0.15)      $  9.83         (0.25)%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

Low Duration Fund

   Institutional Class
   03/31/97                        $        0.00       $     0.00      $     0.00      $    (0.64)      $  9.98          6.97%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                 0.00             0.00            0.00           (0.68)         9.95          9.13
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/95                                 0.00             0.00           (0.09)          (0.63)         9.76          3.60
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/94                                (0.05)            0.00            0.00           (0.72)        10.04          4.56
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/93                                (0.13)            0.00            0.00           (0.87)        10.30          9.91
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

   Administrative Class
   03/31/97                                 0.00             0.00            0.00           (0.62)         9.98          6.71
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                 0.00             0.00            0.00           (0.65)         9.95          8.83
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   12/31/94 - 03/31/95                      0.00             0.00           (0.02)          (0.16)         9.76          2.53
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------

Low Duration Fund II

   Institutional Class
   03/31/97                        $        0.00       $     0.00      $     0.00      $    (0.60)      $  9.81          6.33%
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/96                                 0.00             0.00           (0.02)          (0.65)         9.82          7.30
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/95                                 0.00             0.00           (0.02)          (0.63)         9.77          4.80
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/94                                (0.05)            0.00            0.00           (0.63)         9.94          3.15
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------
   03/31/93                                (0.03)            0.00            0.00           (0.67)        10.25          8.95
---------------------------------  ----------------    ------------    ------------    ------------    -----------    ------------


                                   ----------------    ------------    ------------    -------------
Selected Per Share Data for the      Net Assets          Ratio of      Ratio of Net
Year or Period Ended:                   End             Expenses to     Investment      Portfolio
                                     of Period          Average Net     Income to      Turnover Rate
                                      (000's)             Assets       Average Net
                                                                         Assets
                                   ----------------    ------------    ------------    -------------
Total Return Fund

   Institutional Class
   03/31/97                        $  12,528,536             0.43%           6.60%         173.24%
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                           10,247,605             0.42            6.85          221.13
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/95                            7,239,735             0.41            6.72           98.48
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/94                            5,008,160             0.41            6.27          176.74
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/93                            3,155,441             0.43            7.07           89.95
---------------------------------  ----------------    ------------    ------------    ------------

   Administrative Class
   03/31/97                              151,194             0.68            6.35          173.24
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                              104,618             0.68            6.64          221.13
---------------------------------  ----------------    ------------    ------------    ------------
   09/07/94 - 03/31/95                     9,037             0.66+           6.54+          98.48
---------------------------------  ----------------    ------------    ------------    ------------

Total Return Fund II

   Institutional Class
   03/31/97                        $     478,451             0.50%           6.38%         293.34%
---------------------------------  ----------------    ------------    ------------    ------------
   11/01/95 - 03/31/96                   455,583             0.51+           6.36+          73.18
---------------------------------  ----------------    ------------    ------------    ------------
   10/31/95                              442,091             0.50            6.47           41.05
---------------------------------  ----------------    ------------    ------------    ------------
   10/31/94                              357,900             0.50            5.22           99.46
---------------------------------  ----------------    ------------    ------------    ------------
   10/31/93                              371,260             0.50            5.38           49.71
---------------------------------  ----------------    ------------    ------------    ------------
   12/30/91 - 10/31/92                   287,113             0.50+           5.83+         133.61
---------------------------------  ----------------    ------------    ------------    ------------

   Administrative Class
   03/31/97                                5,304             0.75            6.13          293.34
---------------------------------  ----------------    ------------    ------------    ------------
   11/01/95 - 03/31/96                     3,320             0.76+           6.06+          73.18
---------------------------------  ----------------    ------------    ------------    ------------
   11/30/94 - 10/31/95                     3,163             0.76+           6.22+          40.91
---------------------------------  ----------------    ------------    ------------    ------------

Total Return Fund III

  Institutional Class
   03/31/97                        $     193,297             0.51%           6.21%          89.61%
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                              142,223             0.50            6.82          176.97
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/95                               99,497             0.50            6.95          145.98
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/94                               97,522             0.50            6.00           95.21
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/93                               65,349             0.51            6.06          161.38
---------------------------------  ----------------    ------------    ------------    ------------

Moderate Duration Fund

   Institutional Class
   12/31/96 - 03/31/97             $      13,458             0.44%+          6.01%+         49.38%
---------------------------------  ----------------    ------------    ------------    ------------

Low Duration Fund

   Institutional Class
   03/31/97                        $   2,797,001             0.43%           6.46%         240.30%
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                            2,677,574             0.42            6.88          208.79
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/95                            2,332,032             0.41            6.46           77.14
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/94                            2,298,255             0.43            6.05           42.69
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/93                            1,403,594             0.45            7.21           67.51
---------------------------------  ----------------    ------------    ------------    ------------

   Administrative Class
   03/31/97                               23,564             0.68            6.21          240.30
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                                2,536             0.69            6.73          208.79
---------------------------------  ----------------    ------------    ------------    ------------
   12/31/94 - 03/31/95                       771             0.66+           6.93+          77.14
---------------------------------  ----------------    ------------    ------------    ------------

Low Duration Fund II

   Institutional Class
   03/31/97                        $     339,375             0.51%           6.31%         237.38%
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/96                              253,299             0.48            6.61          225.02
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/95                              170,866             0.47            6.35          102.43
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/94                              141,411             0.50            5.73           53.78
---------------------------------  ----------------    ------------    ------------    ------------
   03/31/93                              101,025             0.50            6.16           95.33
---------------------------------  ----------------    ------------    ------------    ------------

                                    1997 Annual Report See accompanying notes/31

Selected Per Share Data for the Year  -------------- --------------- -------------- --------------- --------------- ---------------
or Period Ended:                        Net Asset         Net         Net Realized   Total Income      Dividends      Dividends in
                                          Value        Investment    and Unrealized From Investment     From Net      Excess of Net
                                        Beginning        Income        Gain (Loss)    Operations       Investment      Investment
                                        of Period                    on Investments                      Income          Income
                                      -------------- --------------- -------------- --------------- --------------- ---------------
Low Duration Fund III

   Institutional Class
   12/31/96 - 03/31/97                $      10.00   $     0.15      $     (0.09)   $      0.06     $      (0.15)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

Short-Term Fund

   Institutional Class
   03/31/97                           $       9.92   $     0.61      $      0.08    $      0.69     $      (0.59)   $     (0.02)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/96                                   9.79         0.69             0.12           0.81            (0.65)         (0.03)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/95                                   9.92         0.56            (0.13)          0.43            (0.55)         (0.01)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/94                                  10.03         0.48            (0.12)          0.36            (0.47)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/93                                  10.01         0.37             0.02           0.39            (0.37)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

   Administrative Class
   03/31/97                                   9.92         0.58             0.08           0.66            (0.57)         (0.01)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   02/01/96 - 03/31/96                        9.98         0.11            (0.07)          0.04            (0.10)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

Long-Term U.S. Government Fund

  Institutional Class
   03/31/97                           $       9.96   $     0.79      $     (0.35)   $      0.44     $      (0.68)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/96                                   9.85         0.83             0.66           1.49            (0.68)         (0.04)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/95                                   9.96         0.60            (0.09)          0.51            (0.60)         (0.02)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/94                                  11.36         0.62            (0.06)          0.56            (1.05)         (0.04)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/93                                  10.82         0.70             1.66           2.36            (0.70)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

Real Return Bond Fund

   Institutional Class
   01/29/97 - 03/31/97                $       9.92   $     0.11      $     (0.02)   $      0.09     $      (0.08)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

Foreign Bond Fund

   Institutional Class
   03/31/97                           $      10.50   $     0.80      $      1.00    $      1.80     $      (0.40)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/96                                   9.38         0.96             1.03           1.99            (0.34)         (0.25)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/95                                  10.18         0.38            (0.57)         (0.19)            0.00           0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/94                                  10.34         0.55             0.27           0.82            (0.55)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   12/03/92 - 03/31/93                       10.00         0.16             0.34           0.50            (0.16)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

   Administrative Class
   01/28/97 - 03/31/97                       10.54   $     0.59      $     (0.67)         (0.08)           (0.05)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

Global Bond Fund

   Institutional Class
   03/31/97                           $      10.05         0.70            (0.01)   $      0.69     $      (0.44)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/96                                   9.87         0.45             0.72           1.17            (0.61)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/95                                   9.85         0.69            (0.14)          0.55            (0.29)         (0.24)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   11/23/93 - 03/31/94                       10.00         0.16            (0.15)          0.01            (0.16)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

   Administrative Class
   08/01/96 - 03/31/97                       10.28         0.51            (0.23)          0.28            (0.26)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

High Yield Fund

   Institutional Class
   03/31/97                           $      10.94         0.92             0.34    $      1.26     $      (0.97)   $      0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/96                                  10.42         1.04             0.54           1.58            (1.01)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/95                                  10.52         0.99            (0.12)          0.87            (0.93)         (0.02)
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   03/31/94                                  10.41         0.90             0.18           1.08            (0.90)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------
   12/16/92 - 03/31/93                       10.00         0.24             0.41           0.65            (0.24)          0.00
------------------------------------  -------------- --------------- -------------- --------------- --------------- ---------------

+Annualized


32/PIMCO Funds See accompanying notes

Selected Per Share Data for the     ----------------- -----------------  ------------ ---------------- ------------  --------------
Year or Period Ended:                  Distributions    Distributions      Tax Basis                    Net Asset
                                         From Net       in Excess of       Return of       Total        Value End     Total Return
                                     Realized Capital   Net Realized        Capital    Distributions    of Period
                                          Gains         Capital Gains
                                    ----------------- -----------------  ------------ ---------------- ------------  --------------
Low Duration Fund III

   Institutional Class
   12/31/96 - 03/31/97              $     0.00        $      0.00        $     0.00   $     (0.15)     $     9.91         0.58%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

Short-Term Fund

   Institutional Class
   03/31/97                         $     0.00        $      0.00        $     0.00   $     (0.61)     $    10.00         7.12%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/96                               0.00               0.00              0.00         (0.68)           9.92         8.49
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/95                               0.00               0.00              0.00         (0.56)           9.79         4.46
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/94                               0.00               0.00              0.00         (0.47)           9.92         3.66
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/93                               0.00               0.00              0.00         (0.37)          10.03         3.94
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

   Administrative Class
   03/31/97                               0.00               0.00              0.00         (0.58)          10.00         6.86
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   02/01/96 - 03/31/96                    0.00               0.00              0.00         (0.10)           9.92         0.41
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

Long-Term U.S. Government Fund

  Institutional Class
   03/31/97                         $     0.00        $     (0.33)       $     0.00   $     (1.01)     $     9.39         4.48%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/96                              (0.50)             (0.16)             0.00         (1.38)           9.96        14.83
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/95                               0.00               0.00              0.00         (0.62)           9.85         5.50
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/94                              (0.70)             (0.17)             0.00         (1.96)           9.96         4.13
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/93                              (1.12)              0.00              0.00         (1.82)          11.36        23.42
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

Real Return Bond Fund

   Institutional Class
   01/29/97 - 03/31/97              $     0.00        $      0.00        $     0.00   $     (0.08)     $     9.93         0.09%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

Foreign Bond Fund

   Institutional Class
   03/31/97                         $    (1.49)       $      0.00        $     0.00   $     (1.89)          10.41        17.69%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/96                              (0.25)             (0.03)             0.00         (0.87)          10.50        21.80
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/95                               0.00               0.00             (0.61)        (0.61)           9.38        (1.85)
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/94                              (0.06)             (0.37)             0.00         (0.98)          10.18         7.79
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   12/03/92 - 03/31/93                    0.00               0.00              0.00         (0.16)          10.34        16.23+
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

   Administrative Class
   01/28/97 - 03/31/97                    0.00               0.00              0.00         (0.05)          10.41        (0.72)
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

Global Bond Fund

   Institutional Class
   03/31/97                         $    (0.44)       $      0.00        $     0.00   $     (0.88)     $     9.86         6.78%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/96                              (0.21)             (0.17)             0.00         (0.99)          10.05        12.04
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/95                               0.00               0.00              0.00         (0.53)           9.87        10.35
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   11/23/93 - 03/31/94                    0.00               0.00              0.00         (0.16)           9.85         0.08
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

   Administrative Class
   08/01/96 - 03/31/97                   (0.44)              0.00              0.00         (0.70)           9.86         2.97
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------

High Yield Fund

   Institutional Class
   03/31/97                         $    (0.13)       $      0.00        $     0.00   $     (1.10)          11.10        12.04%
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/96                              (0.05)              0.00              0.00         (1.06)          10.94        15.70
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/95                               0.00              (0.02)             0.00         (0.97)          10.42         8.81
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   03/31/94                              (0.07)              0.00              0.00         (0.97)          10.52        10.65
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
   12/16/92 - 03/31/93                    0.00               0.00              0.00         (0.24)          10.41        24.43+
----------------------------------  ----------------- -----------------  ------------ ---------------- ------------  --------------
                                       Net Assets         Ratio of       Ratio of Net
                                          End            Expenses to      Investment        Portfolio
                                       of Period         Average Net       Income to      Turnover Rate
                                        (000's)            Assets         Average Net
                                                                            Assets
                                    -----------------  ---------------   -------------    ------------
Low Duration Fund III

   Institutional Class
   12/31/96 - 03/31/97              $        10,056         0.49%+           6.00%+          155.36%
---------------------------------   -----------------  ---------------   -------------    ------------

Short-Term Fund

   Institutional Class
   03/31/97                         $       156,515         0.47%            6.12%            77.39%
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/96                                 101,797         0.58             6.86            214.78
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/95                                  90,114         0.50             5.67             79.30
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/94                                  73,176         0.50             4.87             45.81
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/93                                  46,905         0.50             3.67             54.50
---------------------------------   -----------------  ---------------   -------------    ------------

   Administrative Class
   03/31/97                                   4,513         0.72             5.87             77.39
---------------------------------   -----------------  ---------------   -------------    ------------
   02/01/96 - 03/31/96                        3,999         0.52+            4.44+           214.78
---------------------------------   -----------------  ---------------   -------------    ------------

Long-Term U.S. Government Fund

  Institutional Class
   03/31/97                         $        19,995         0.63%            7.63%           401.86%
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/96                                  32,511         0.56             6.80            238.32
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/95                                  32,349         0.50             6.62             88.92
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/94                                  25,978         0.50             5.37             97.67
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/93                                  22,946         0.50             6.16            320.08
---------------------------------   -----------------  ---------------   -------------    ------------

Real Return Bond Fund

   Institutional Class
   01/29/97 - 03/31/97                        5,638         0.51+            6.54%+          160.34%
---------------------------------   -----------------  ---------------   -------------    ------------

Foreign Bond Fund

   Institutional Class
   03/31/97                         $       234,880         0.50%            7.88%           983.74%
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/96                                 258,493         0.52             5.83          1,233.71
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/95                                 232,700         0.47             6.44            299.45
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/94                                 498,521         0.54             5.12            260.34
---------------------------------   -----------------  ---------------   -------------    ------------
   12/03/92 - 03/31/93                      178,895         0.65+            4.97+           122.55
---------------------------------   -----------------  ---------------   -------------    ------------

   Administrative Class
   01/28/97 - 03/31/97                           30         0.79+            7.63+           983.74
---------------------------------   -----------------  ---------------   -------------    ------------

Global Bond Fund

   Institutional Class
   03/31/97                         $       215,631         0.56%            7.51%           910.61%
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/96                                 133,833         0.58             5.88          1,082.91
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/95                                  76,476         0.64             5.59            461.48
---------------------------------   -----------------  ---------------   -------------    ------------
   11/23/93 - 03/31/94                       40,485         0.50+            4.55+           132.41
---------------------------------   -----------------  ---------------   -------------    ------------

   Administrative Class
   08/01/96 - 03/31/97                          346         0.78+            5.66+           910.61
---------------------------------   -----------------  ---------------   -------------    ------------

High Yield Fund

   Institutional Class
   03/31/97                         $       744,498         0.50%            8.77%            67.19%
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/96                                 536,983         0.47             9.28             65.79
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/95                                 336,310         0.48             9.37             77.60
---------------------------------   -----------------  ---------------   -------------    ------------
   03/31/94                                 219,976         0.50             8.40            112.40
---------------------------------   -----------------  ---------------   -------------    ------------
   12/16/92 - 03/31/93                       24,069         0.50+            8.24+            29.74
---------------------------------   -----------------  ---------------   -------------    ------------

                                    1997 Annual Report See accompanying notes/33

                                  ------------    ------------   ----------------  ----------------   ------------     ------------
Selected Per Share Data for the     Net Asset         Net        Net Realized and    Total Income       Dividends      Dividends in
Year or Period Ended:                 Value        Investment       Unrealized      From Investment     From Net       Excess of Net
                                    Beginning        Income         Gain (Loss)       Operations       Investment       Investment
                                    of Period                     on Investments                         Income           Income
                                  ------------    ------------   ----------------  ----------------   ------------     ------------
High Yield Fund

   Administrative Class
   03/31/97                       $    10.94       $   0.85(a)      $   0.38(a)      $   1.23         $   (0.94)       $    0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   03/31/96                            10.41           1.02(a)          0.54(a)          1.56             (0.98)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   01/16/95 - 03/31/95                 10.14           0.23             0.25             0.48             (0.21)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

Money Market Fund

   Institutional Class
   03/31/97                       $     1.00       $   0.05         $   0.00         $   0.05         $   (0.05)       $    0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   11/01/95 - 03/31/96                  1.00           0.02             0.00             0.02             (0.02)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   10/31/95                             1.00           0.06             0.00             0.06             (0.06)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   10/31/94                             1.00           0.03             0.00             0.03             (0.03)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   10/31/93                             1.00           0.03             0.00             0.03             (0.03)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   10/31/92                             1.00           0.04             0.00             0.04             (0.04)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

   Administrative Class
   03/31/97                             1.00           0.05             0.00             0.05             (0.05)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   11/01/95 - 03/31/96                  1.00           0.02             0.00             0.02             (0.02)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   01/24/95 - 10/31/95                  1.00           0.05             0.00             0.05             (0.05)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

StocksPLUS Fund

   Institutional Class
   03/31/97                       $    11.16       $   1.27         $   0.82         $   2.09         $   (1.27)       $    0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   03/31/96                            10.48           0.91             2.48             3.39             (1.05)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   03/31/95                             9.52           1.03             0.69             1.72             (0.76)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------
   05/14/93 - 03/31/94                 10.00           0.34             0.10             0.44             (0.34)           (0.01)
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

   Administrative Class
   01/07/97 - 03/31/97                 11.56           0.14            (0.09)            0.05             (0.15)            0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

Strategic Balanced Fund
   Institutional Class
   06/28/96 - 03/31/97            $    10.00       $   0.85         $   0.31         $   1.16         $   (0.63)       $    0.00
-------------------------------   ------------     ------------     ------------     ------------     ------------     ------------

+ Annualized

(a) Per share amounts based on average number of shares outstanding during the period.



34/PIMCO Funds See accompanying notes

                                 ----------------  -------------    -------------  ---------------    -------------   -------------
Selected Per Share Data for the    Distributions   Distributions      Tax Basis        Total            Net Asset
Year or Period Ended:                From Net      in Excess of       Return of     Distributions       Value End      Total Return
                                 Realized Capital  Net Realized        Capital                          of Period
                                      Gains        Capital Gains
                                 ----------------  -------------    -------------  ---------------    -------------   -------------
High Yield Fund

   Administrative Class
   03/31/97                       $    (0.13)      $     0.00        $    0.00       $    (1.07)       $   11.10          11.76%
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   03/31/96                            (0.05)            0.00             0.00            (1.03)           10.94          15.54
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   01/16/95 - 03/31/95                  0.00             0.00             0.00            (0.21)           10.41           4.66
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------

Money Market Fund

   Institutional Class
   03/31/97                       $     0.00       $     0.00        $    0.00       $    (0.05)       $    1.00           5.19%
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   11/01/95 - 03/31/96                  0.00             0.00             0.00            (0.02)            1.00           2.58
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   10/31/95                             0.00             0.00             0.00            (0.06)            1.00           5.67
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   10/31/94                             0.00             0.00             0.00            (0.03)            1.00           3.53
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   10/31/93                             0.00             0.00             0.00            (0.03)            1.00           2.83
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   10/31/92                             0.00             0.00             0.00            (0.04)            1.00           3.85
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------

   Administrative Class
   03/31/97                             0.00             0.00             0.00            (0.05)            1.00           4.94
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   11/01/95 - 03/31/96                  0.00             0.00             0.00            (0.02)            1.00           2.47
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   01/24/95 - 10/31/95                  0.00             0.00             0.00            (0.05)            1.00           4.21
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------

StocksPLUS Fund

   Institutional Class
   03/31/97                       $    (0.52)      $     0.00        $    0.00       $    (1.79)       $   11.46          19.44%
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   03/31/96                            (1.62)           (0.04)            0.00            (2.71)           11.16          34.07
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   03/31/95                             0.00             0.00             0.00            (0.76)           10.48          18.64
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------
   05/14/93 - 03/31/94                 (0.10)           (0.47)            0.00            (0.92)            9.52           1.55
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------

   Administrative Class
   01/07/97 - 03/31/97                  0.00             0.00             0.00            (0.15)           11.46           0.34
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------

Strategic Balanced Fund
   Institutional Class
   06/28/96 - 03/31/97            $    (0.21)      $     0.00        $    0.00       $    (0.84)       $   10.32          11.83%
-------------------------------   -------------    -------------     ------------    -------------     ------------    ------------


                                 --------------   --------------    --------------  --------------
Selected Per Share Data for the    Net Assets        Ratio of         Ratio of Net
Year or Period Ended:                 End          Expenses to         Investment      Portfolio
                                   of Period       Average Net         Income to     Turnover Rate
                                    (000's)          Assets           Average Net
                                                                        Assets
                                 --------------   --------------    --------------  --------------
High Yield Fund

   Administrative Class
   03/31/97                       $   10,428             0.76%            8.48%           67.19%
-------------------------------   -------------    -------------     ------------    -------------
   03/31/96                            1,007             0.80             9.16            65.79
-------------------------------   -------------    -------------     ------------    -------------
   01/16/95 - 03/31/95                    41             0.73+           10.12+           77.60
-------------------------------   -------------    -------------     ------------    -------------

Money Market Fund

   Institutional Class
   03/31/97                       $   23,497             0.40%            5.08%          N/A
-------------------------------   -------------    -------------     ------------    -------------
   11/01/95 - 03/31/96                25,935             0.33+            5.44+          N/A
-------------------------------   -------------    -------------     ------------    -------------
   10/31/95                            7,741             0.40             5.53           N/A
-------------------------------   -------------    -------------     ------------    -------------
   10/31/94                            7,454             0.40             3.52           N/A
-------------------------------   -------------    -------------     ------------    -------------
   10/31/93                            5,836             0.40             2.78           N/A
-------------------------------   -------------    -------------     ------------    -------------
   10/31/92                            7,817             0.40             4.02           N/A
-------------------------------   -------------    -------------     ------------    -------------

   Administrative Class
   03/31/97                               12             0.66             4.83           N/A
-------------------------------   -------------    -------------     ------------    -------------
   11/01/95 - 03/31/96                    10             0.61+            5.95+          N/A
-------------------------------   -------------    -------------     ------------    -------------
   01/24/95 - 10/31/95                    10             0.68+            5.94+          N/A
-------------------------------   -------------    -------------     ------------    -------------

StocksPLUS Fund

   Institutional Class
   03/31/97                       $  235,829             0.65%           11.78%           47.17%
-------------------------------   -------------    -------------     ------------    -------------
   03/31/96                          151,869             0.70            15.23           101.67
-------------------------------   -------------    -------------     ------------    -------------
   03/31/95                           46,498             0.50            11.89           176.98
-------------------------------   -------------    -------------     ------------    -------------
   05/14/93 - 03/31/94                14,330             0.50+            4.00+           33.29
-------------------------------   -------------    -------------     ------------    -------------

   Administrative Class
   01/07/97 - 03/31/97                   682             0.95+            4.83+           47.17
-------------------------------   -------------    -------------     ------------    -------------

Strategic Balanced Fund
   Institutional Class
   06/28/96 - 03/31/97            $   10,360             0.90%+           9.72%+          94.97%
-------------------------------   -------------    -------------     ------------    -------------


                                    1997 Annual Report See accompanying notes/35

Financial Highlights - Retail Classes


                                       ------------  ------------  ------------------  ---------------  ------------  --------------
Selected Per Share Data for the          Net Asset        Net       Net Realized and    Total Income      Dividends     Dividends in
Period Ended:                              Value      Investment       Unrealized      From Investment    From Net     Excess of Net
                                         Beginning      Income         Gain (Loss)       Operations      Investment     Investment
                                         of Period                   on Investments                        Income         Income
                                       ------------  ------------  ------------------  ---------------  ------------  --------------

Total Return Fund
   Class A
   01/13/97 - 03/31/97                 $     10.40   $     0.12    $     (0.12)        $      0.00      $    (0.13)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/13/97 - 03/31/97                       10.40         0.11          (0.12)              (0.01)          (0.12)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/13/97 - 03/31/97                       10.40         0.11          (0.12)              (0.01)          (0.12)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Low Duration Fund
   Class A
   01/13/97 - 03/31/97                 $     10.02   $     0.12    $     (0.03)        $      0.09      $    (0.12)   $    (0.01)
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/13/97 - 03/31/97                       10.02         0.10          (0.03)               0.07           (0.11)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/13/97 - 03/31/97                       10.02         0.11          (0.03)               0.08           (0.11)        (0.01)
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Short-Term Fund
   Class A
   01/20/97 - 03/31/97                 $     10.04   $     0.10    $     (0.03)        $      0.07      $    (0.10)   $    (0.01)
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/20/97 - 03/31/97                       10.04         0.09          (0.03)               0.06           (0.10)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/20/97 - 03/31/97                       10.04         0.09          (0.03)               0.06           (0.10)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Long-Term U.S. Government Fund
   Class A
   01/20/97 - 03/31/97                 $      9.67   $     0.32    $     (0.47)        $     (0.15)     $    (0.13)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/20/97 - 03/31/97                        9.67         0.29          (0.47)              (0.18)          (0.10)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/20/97 - 03/31/97                        9.67         0.29          (0.47)              (0.18)          (0.10)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Real Return Bond Fund
   Class A
   01/29/97 - 03/31/97                 $     10.00   $     0.11(a) $     (0.10)(a)     $      0.01      $    (0.08)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/29/97 - 03/31/97                       10.00         0.09          (0.10)              (0.01)          (0.06)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/29/97 - 03/31/97                       10.00         0.09          (0.10)              (0.01)          (0.06)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Foreign Bond Fund
   Class A
   01/20/97 - 03/31/97                 $     10.59   $     0.59    $     (0.72)        $     (0.13)     $    (0.05)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/20/97 - 03/31/97                       10.59         0.58          (0.72)              (0.14)          (0.04)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/20/97 - 03/31/97                       10.59         0.58          (0.72)              (0.14)          (0.04)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

High Yield Fund
   Class A
   01/13/97 - 03/31/97                 $     11.18   $     0.17    $     (0.05)        $      0.12      $    (0.20)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/13/97 - 03/31/97                       11.18         0.15          (0.05)               0.10           (0.18)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/13/97 - 03/31/97                       11.18         0.15          (0.05)               0.10           (0.18)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

Money Market Fund
   Class A
   01/13/97 - 03/31/97                 $      1.00   $     0.01    $     0.00          $      0.01      $    (0.01)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/13/97 - 03/31/97                        1.00         0.01          0.00                 0.01           (0.01)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/13/97 - 03/31/97                        1.00         0.01          0.00                 0.01           (0.01)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

StocksPLUS Fund
   Class A
   01/20/97 - 03/31/97                 $     11.91   $    (0.10)   $     (0.20)        $     (0.30)     $    (0.15)   $     0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class B
   01/20/97 - 03/31/97                       11.91        (0.13)         (0.20)              (0.33)          (0.14)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------
   Class C
   01/20/97 - 03/31/97                       11.91        (0.12)(a)      (0.20)(a)           (0.32)          (0.14)         0.00
------------------------------------   ------------  ------------  ------------------  ---------------  ------------  --------------

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

36/PIMCO Funds See accompanying notes

                                 ------------------  ---------------  -----------  ---------------  -----------  --------------
Selected Per Share Data for the     Distributions     Distributions    Tax Basis                     Net Asset
Period Ended:                         From Net        in Excess of     Return of        Total        Value End    Total Return
                                  Realized Capital    Net Realized      Capital     Distributions    of Period
                                       Gains          Capital Gains
                                 ------------------  ---------------  -----------  ---------------  -----------  --------------

Total Return Fund
   Class A
   01/13/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.13)     $    10.27        0.02%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.12)          10.27       (0.10)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.12)          10.27       (0.11)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Low Duration Fund
   Class A
   01/13/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.13)     $     9.98        0.85%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.11)           9.98        0.68
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.12)           9.98        0.75
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Short-Term Fund
   Class A
   01/20/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.11)     $    10.00        0.66%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.10)          10.00        0.58
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.10)          10.00        0.63
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Long-Term U.S. Government Fund
   Class A
   01/20/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.13)     $     9.39       (1.72)%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.10)           9.39       (1.92)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.10)           9.39       (1.83)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Real Return Bond Fund
   Class A
   01/29/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.08)     $     9.93        0.15%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/29/97 - 03/31/97                    0.00               0.00           0.00          (0.06)           9.93       (0.08)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/29/97 - 03/31/97                    0.00               0.00           0.00          (0.06)           9.93       (0.07)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Foreign Bond Fund
   Class A
   01/20/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.05)     $    10.41       (1.21)%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.04)          10.41       (1.34)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.04)          10.41       (1.32)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

High Yield Fund
   Class A
   01/13/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.20)     $    11.10        1.06%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.18)          11.10        0.86
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.18)          11.10        0.88
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

Money Market Fund
   Class A
   01/13/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.01)     $     1.00        1.01%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.01)           1.00        0.83
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/13/97 - 03/31/97                    0.00               0.00           0.00          (0.01)           1.00        1.02
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------

StocksPLUS Fund
   Class A
   01/20/97 - 03/31/97              $     0.00         $     0.00     $     0.00    $     (0.15)     $    11.46       (2.59)%
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class B
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.14)          11.44       (2.81)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------
   Class C
   01/20/97 - 03/31/97                    0.00               0.00           0.00          (0.14)          11.45       (2.71)
-------------------------------  ------------------  ---------------  -----------  ---------------  -----------  --------------


                                    ------------  -------------  --------------  ---------------
Selected Per Share Data for the      Net Assets     Ratio of       Ratio of Net
Period Ended:                           End        Expenses to      Investment      Portfolio
                                     of Period     Average Net      Income to     Turnover Rate
                                      (000's)        Assets        Average Net
                                                                     Assets
                                    ------------  -------------  --------------  ---------------

Total Return Fund
   Class A
   01/13/97 - 03/31/97             $     115,742       0.91%+          6.08%+        173.24%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/13/97 - 03/31/97                    74,130       1.67+           5.28+         173.24
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/13/97 - 03/31/97                   329,104       1.67+           5.32+         173.24
---------------------------------  -------------  -------------  --------------  ---------------

Low Duration Fund
   Class A
   01/13/97 - 03/31/97             $      59,348       0.91%+          5.84%+        240.30%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/13/97 - 03/31/97                     6,296       1.67+           5.03+         240.30
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/13/97 - 03/31/97                    63,606       1.42+           5.36+         240.30
---------------------------------  -------------  -------------  --------------  ---------------

Short-Term Fund
   Class A
   01/20/97 - 03/31/97             $       2,533       0.86%+          5.07%+         77.39%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/20/97 - 03/31/97                       114       1.62+           4.83+          77.39
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/20/97 - 03/31/97                     1,359       1.14+           4.78+          77.39
---------------------------------  -------------  -------------  --------------  ---------------

Long-Term U.S. Government Fund
   Class A
   01/20/97 - 03/31/97             $       1,204       1.12%+          6.91%+        401.86%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/20/97 - 03/31/97                       454       1.87+           4.95+         401.86
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/20/97 - 03/31/97                       275       1.88+           5.52+         401.86
---------------------------------  -------------  -------------  --------------  ---------------

Real Return Bond Fund
   Class A
   01/29/97 - 03/31/97             $           1       0.90%+          6.14%+        160.34%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/29/97 - 03/31/97                       509       1.59+           3.43+         160.34
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/29/97 - 03/31/97                       148       1.62+           5.13+         160.34
---------------------------------  -------------  -------------  --------------  ---------------

Foreign Bond Fund
   Class A
   01/20/97 - 03/31/97             $         704       0.97%+          4.95%+        983.74%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/20/97 - 03/31/97                     1,221       1.75+           3.73+         983.74
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/20/97 - 03/31/97                     1,788       1.76+           4.09+         983.74
---------------------------------  -------------  -------------  --------------  ---------------

High Yield Fund
   Class A
   01/13/97 - 03/31/97             $      28,873       0.92%+          8.28%+         67.19%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/13/97 - 03/31/97                    60,269       1.67+           7.52+          67.19
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/13/97 - 03/31/97                   205,297       1.68+           7.56+          67.19
---------------------------------  -------------  -------------  --------------  ---------------

Money Market Fund
   Class A
   01/13/97 - 03/31/97             $      43,589       0.57%+          4.44%+        N/A
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/13/97 - 03/31/97                     3,143       1.41+           3.62+         N/A
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/13/97 - 03/31/97                    85,398       0.58+           4.47+         N/A
---------------------------------  -------------  -------------  --------------  ---------------

StocksPLUS Fund
   Class A
   01/20/97 - 03/31/97             $       5,790       1.10%+         (10.69)%+       47.17%
---------------------------------  -------------  -------------  --------------  ---------------
   Class B
   01/20/97 - 03/31/97                     8,281       1.88+          (15.13)+        47.17
---------------------------------  -------------  -------------  --------------  ---------------
   Class C
   01/20/97 - 03/31/97                    11,254       1.65+          (12.79)+        47.17
---------------------------------  -------------  -------------  --------------  ---------------

                                    1997 Annual Report See accompanying notes/37

Statement of Cash Flows

For the year or period ended March 31, 1997


                                                                 ---------------   -----------   -----------------  ----------------
$ in thousands                                                      Long-Term      Real Return   Foreign Bond Fund  Global Bond Fund
                                                                 U.S. Gov't Fund    Bond Fund
                                                                 ---------------   -----------   -----------------  ----------------

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares                                               $      8,968    $       6,263    $      157,159   $     88,467
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Redemptions of Fund shares                                              (20,127)               0          (205,391)       (12,814)
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Cash distributions paid                                                    (404)               0            (8,783)        (1,919)
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Proceeds from financing transactions                                     10,528            4,002            87,353        196,808
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Net increase (decrease) from financing activities                        (1,035)          10,265            30,338        270,542
================================================================   ============    =============    ==============   ============

Operating Activities

Purchases of long-term securities and foreign currency                 (140,264)          (6,144)       (4,249,568)    (2,038,876)
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Proceeds from sales of long-term securities and foreign currency        140,432              381         4,264,532      1,828,812
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Purchases of short-term securities (net)                                 (1,274)          (4,554)          (66,960)       (71,100)
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Net investment income                                                     1,963               63            17,013         12,777
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Change in other receivables/payables (net)                                  183              (10)            5,120         (2,007)
----------------------------------------------------------------   ------------    -------------    --------------   ------------
Net increase (decrease) from operating activities                         1,040          (10,264)          (29,863)      (270,394)
================================================================   ============    =============    ==============   ============

Net increase in Cash and Foreign Currency                                     5                1               475            148
================================================================   ============    =============    ==============   ============

Cash and Foreign Currency

Beginning of period                                                           0                0               405            469
---------------------------------------------------------------    ------------    -------------    --------------   ------------
End of period                                                      $          5    $           1    $          880   $        617
===============================================================    ============    =============    ==============   ============

38/PIMCO Funds See accompanying notes

Schedule of Investments

Total Return Fund
March 31, 1997

                                                  Principal
                                                     Amount          Value
                                                    (000's)        (000's)
--------------------------------------------------------------------------------
Corporate Bonds and Notes 16.6%
--------------------------------------------------------------------------------
Banking and Finance 7.3%
ABN AMRO Bank N.V.
    7.750% due 05/15/23                            $    200       $    198
Aetna Services, Inc.
    6.750% due 09/15/13                                 200            182
Ahmanson (H.F.) & Co.
    6.000% due 04/01/97                              25,000         25,000
American Express Credit
    6.800% due 12/15/03                               1,500          1,498
American General Finance
    5.875% due 07/01/00                                  75             73
    8.125% due 08/15/09                                  50             52
Associates Corp. of North America
    9.700% due 05/01/97                                 450            451
    6.125% due 02/01/98                               1,475          1,474
    6.625% due 05/15/98                                 100            100
    8.800% due 08/01/98                                 987          1,015
    6.250% due 03/15/99                               1,200          1,190
    7.500% due 05/15/99                                 700            710
    7.400% due 07/07/99                                 125            126
    7.250% due 09/01/99                                 200            202
    6.750% due 10/15/99                                  90             90
    8.250% due 12/01/99                                 200            207
    6.250% due 09/15/00                                  50             49
AT&T Capital Corp.
    5.940% due 04/18/97                              50,000         50,004
    6.690% due 05/09/97                              25,000         25,026
    5.558% due 11/05/97  (d)                         10,000         10,004
    5.880% due 11/05/97                              65,000         64,943
    5.900% due 11/13/97                              75,000         74,929
    7.350% due 03/02/98                               6,000          6,052
AVCO Financial Services
    6.350% due 09/15/00                                 100             98
    7.375% due 08/15/01                                 300            303
Bancomer
    8.000% due 07/07/98                               7,000          7,007
Banesto
    8.250% due 07/28/02                              28,900         30,046
BankAmerica Corp.
    7.200% due 09/15/02                                 400            399
    7.500% due 10/15/02                               1,000          1,010
Bankers Trust
    8.625% due 04/01/18                                 181            186
Banponce Corp.
    5.893% due 05/05/97  (d)                          5,000          4,973
    8.040% due 11/24/97                               9,000          9,092
Barclays American Corp.
    9.125% due 12/01/97                                 350            357
Bear Stearns
    6.750% due 04/15/03                                 105            102
Beneficial Corp.
    6.210% due 09/11/97                                 145            145
    9.600% due 10/16/98                                 250            261
Canadian Pacific Securities Ltd.
    9.450% due 08/01/21                               2,750          3,171
Chase Manhattan Corp.
    8.500% due 02/15/02                                 200            211
    8.000% due 05/01/05                                 200            199
Chemical Banking Corp.
    6.125% due 11/01/08                                 400            355
Chrysler Financial Corp.
    8.420% due 02/01/99                                 695            716
    8.460% due 01/19/00                                 700            728
Chubb Capital Corp.
    6.875% due 02/01/03                                 100             99
Chubb Corp.
    8.750% due 11/15/99                                 120            123
Citicorp
    8.750% due 02/15/98                               9,000          9,186
    5.625% due 05/29/98  (d)                         21,600         21,587
Commercial Credit Co.
    6.750% due 05/15/00                                 100             99
    6.000% due 06/15/00                                 300            292
    8.250% due 11/01/01                               2,500          2,605
Dean Witter Discover
    5.670% due 03/02/99  (d)                            100            100
    6.750% due 08/15/00                                 100             99
Den Danske Bank
    6.729% due 06/23/00  (d)                          4,500          4,509
First Interstate Bancorp
   12.750% due 05/01/97                               1,250          1,256
    5.913% due 06/25/97  (d)                          5,000          5,002
    8.875% due 01/01/09                                 324            329
Fleet Financial Group
    9.900% due 06/15/01                                 200            219
Ford Motor Credit Corp.
    9.350% due 05/14/97                               1,000          1,004
    8.000% due 12/01/97                                 260            263
    7.240% due 04/01/98                              11,000         11,094
    6.030% due 11/09/98  (d)                         17,080         17,125
    8.375% due 01/15/00                                 150            156
    7.020% due 10/10/00                              70,000         70,027
    7.000% due 09/25/01                                 250            249
    6.625% due 06/30/03                                 575            557
    8.250% due 02/23/05                               2,500          2,616
General Electric Capital Corp.
    8.300% due 09/20/09                                 150            163
General Motors Acceptance Corp.
    6.700% due 04/15/97                              26,100         26,110
    7.750% due 04/15/97                               8,150          8,156
    8.375% due 05/01/97                               1,350          1,353
    7.750% due 05/12/97                               2,000          2,004
    7.250% due 05/19/97                               7,500          7,516
    7.125% due 05/23/97                               1,000          1,002
    6.125% due 06/09/97                               8,000          8,008
    6.000% due 06/16/97                               1,000          1,000
    7.100% due 07/01/97                               1,700          1,705
    6.400% due 07/30/97                               1,000          1,002
    6.300% due 09/10/97                               1,000          1,002
    6.000% due 10/10/97                              23,000         23,016
    7.850% due 11/17/97                              13,000         13,148
    7.375% due 03/23/98                               2,290          2,312
    7.375% due 05/26/99                                 190            192
    8.625% due 06/15/99                                 650            674
    7.000% due 03/01/00                                 100            100
    9.625% due 12/15/01                                 300            329
    7.000% due 09/15/02                                 100             99
Georgia Pacific Credit Corp.
    9.850% due  06/15/97                              3,000          3,023
Goldman Sachs Mortgage Corp.
    6.000% due  12/31/07                             11,528         10,181
Great Western Bank
    8.625% due  12/01/98                              3,000          3,086
Household Financial Corp.
    6.250% due  10/15/97                                201            201
Inter-American Development Bank
    8.875% due  06/01/09                                200            226
International Bank for Reconstruction & Development
    9.875% due  10/01/97                                194            198
Kimco Realty Corp.
    6.500% due  10/01/03                                200            188
Lehman Brothers
    8.375% due  04/01/97                                 90             90
    6.730% due  02/27/98                             45,000         45,148
    6.375% due  06/01/98                                100            100
    6.150% due  06/22/98  (d)                        25,000         25,182
    6.250% due  06/29/98                              5,400          5,380
Mellon Bank
    6.500% due  08/01/05                                 75             70
Merrill Lynch & Co.
    5.380% due  06/23/97  (d)                        19,000         18,992
    6.500% due  04/01/01                                100             98
    8.300% due  11/01/02                                200            210
    7.000% due  03/15/06                              1,500          1,464
    7.000% due  04/27/08                                100             96
Mesa Operating Co.
   10.625% due  07/01/06                              3,250          3,388


                                   1997 Annual Report See accompanying notes/39

Total Return Fund
March 31, 1997



                                                 Principal
                                                   Amount     Value
                                                   (000's)   (000's)

NationsBank Corp.
     5.125%  due 09/15/98                         $   100   $    98
     6.750%  due 02/26/01                             500       493
     7.000%  due 09/15/01                           1,500     1,496
New England Mutual
     7.875%  due 02/15/24                           1,500     1,455
Northern Trust
     9.000%  due 05/15/98                             200       206
Norwest Financial, Inc.
     6.500%  due 11/15/97                           1,500     1,505
     6.230%  due 09/01/98                             100       100
     5.750%  due 11/16/98                             300       296
     7.000%  due 01/15/03                             300       296
PaineWebber
     6.250%  due 06/15/98                             100       100
     7.000%  due 03/01/00                             200       200
PNC Funding Corp.
     6.875%  due 03/01/03                             100       97
Reliance Group Holdings
     9.000%  due 11/15/00                           9,000     9,203
Saferco
     9.460%  due 05/31/99                           1,000     1,051
     9.590%  due 05/31/01                           3,000     3,255
Salomon, Inc.
     5.820%  due 08/12/97                           2,700     2,700
     5.530%  due 08/25/97                           2,400     2,394
     5.470%  due 08/29/97                          18,000    17,976
     5.650%  due 10/15/97                           6,000     5,981
     5.763%  due 10/31/97 (d)                      14,000    14,002
     5.763%  due 11/05/97 (d)                       7,000     7,001
     5.890%  due 11/10/97                          99,000    98,960
     5.650%  due 02/10/98                           1,165     1,159
     5.700%  due 02/11/98                           1,300     1,294
     6.625%  due 11/30/00                              70        69
     3.650%  due 02/14/02 (h)                      17,052    16,642
Sears Financial
     0.000%  due 07/12/98                           3,480     3,202
Security Pacific Corp.
     6.249%  due 03/01/18 (d)                         174       171
Shearson Lehman
     9.875%  due 10/25/17                             123       125
Signet Bank Corp.
     5.629%  due 05/15/97 (d)                       1,000       999
     5.813%  due 04/15/98 (d)                       9,000     8,974
     9.625%  due 06/01/99                           6,500     6,838
Smith Barney
     6.625%  due 06/01/00                              95        94
Sparbanken Sverige AB
     7.383%  due 10/29/49 (d)                      24,670    25,316
Toyota Motor Credit Corp.
     6.912%  due 02/15/02 (d)                      40,000    39,587
Transamerica Financial
     5.724%  due 04/20/99 (d)                         500       496
Trizec Finance
     10.875% due 10/15/05                           3,715     4,059
U.S. Life Corp.
     6.750%  due 01/15/98                             100       100
U.S. West Capital Funding, Inc.
     6.830%  due 11/15/07                           1,000       945
U.S. West Financial Services, Inc.
     9.450%  due 09/30/97                             200       203
     8.400%  due 09/15/99                              50        52
Wachovia Bank
     6.700%  due 04/14/99                             500       500
     6.625%  due 11/15/06                              75        71
Wells Fargo & Co.
     8.750%  due 05/01/02                             100       106
                                                            --------
                                                            967,609
                                                            --------
Industrials 5.2%
American Home Products
     6.875%  due 04/15/97                             900       900
     7.700%  due 02/15/00                             300       307
American Standard
     11.375% due 05/15/04                          10,000    10,625

Amerigas Partners L.P.
     10.125% due 04/15/07                           1,730     1,842
Amphenol Corp.
     12.750% due 12/15/02                          25,000    27,125
AMR Corp.
     7.750%  due 12/01/97                          10,000    10,079
     9.500%  due 07/15/98                           5,500     5,699
     9.270%  due 08/13/98                           1,000     1,033
     8.050%  due 03/05/99                           4,000     4,079
     9.750%  due 03/15/00                           7,760     8,284
     10.610% due 01/11/01                           4,000     4,429
     10.570% due 01/15/01                           3,000     3,320
     10.590% due 01/31/01                           3,000     3,325
     10.000% due 02/01/01                           2,000     2,181
     9.400%  due 05/08/01                           3,000     3,211
     9.500%  due 05/15/01                           2,250     2,424
     9.130%  due 10/25/01                           2,000     2,132
     8.470%  due 02/20/02                           2,000     2,082
     8.500%  due 02/26/02                           1,000     1,042
     8.625%  due 03/01/17 (j)                      19,731    19,731
Anheuser Busch
     7.000%  due 09/01/05                             300       294
Arkla, Inc.
     9.875%  due 04/15/97                          55,050    55,123
     9.320%  due 12/15/97                           1,000     1,020
     8.740%  due 05/14/98                           3,000     3,061
Auburn Hills Trust
     12.000% due 05/01/20 (d)                          30        44
Baxter International
     9.500%  due 06/15/08                             200       230
Boise Cascade Co.
     9.900%  due 03/15/00                              65        70
BP America, Inc.
     8.875%  due 12/01/97                             750       764
Bristol-Myers Squibb
     7.150%  due 06/15/23                             300       287
Building Materials Corp.
     0.000%  due 07/01/04 (i)                      10,320     9,146
CBS, Inc.
     7.625%  due 01/01/02                             100        98
Centerior Fuel Corp.
     9.200%  due 08/02/98                          15,000    15,164
Century Communication
     9.500%  due 08/15/00                           6,000     6,030
     11.875% due 10/15/03                           6,000     6,405
CF Cable TV, Inc.
     9.125%  due 07/15/07                           1,600     1,720
Coastal Corp.
     8.750%  due 05/15/99                           4,300     4,466
Continental Cablevision
     11.000% due 06/01/07                           4,536     5,101
Cumberland Farms
     10.500% due 10/01/03                           3,754     3,679
Dayton Hudson Co.
     10.000% due 12/01/00                           1,000     1,089
Delta Air Lines
     7.730%  due 05/14/97                           8,800     8,819
     9.750%  due 05/15/21                             500       580
Dimon, Inc.
     8.875%  due 06/01/06                           3,000     3,060
E.I. Du Pont de Nemours
     8.650%  due 12/01/97                             500       508
     9.150%  due 04/15/00                             100       106
Eastman Kodak
     8.550%  due 05/01/97                             425       426
Eli Lilly & Co.
     8.125%  due 02/07/00                             387       394
Federal Express
     10.000% due 09/01/98                             800       834
Ford Motor Co.
     9.250%  due 07/15/97                             100       101
     9.000%  due 09/15/01                             200       214
     8.875%  due 01/15/22                             200       221
General Motors Corp.
     8.170%  due 01/02/00                           2,364     2,428
     8.950%  due 07/02/09                          21,500    22,700


40/PIMCO Funds See accompanying notes

                                                     Principal
                                                        Amount              Value
                                                       (000's)            (000's)
===================================================================================
Gillette Co.
     5.750% due 10/15/05                       $         1,500     $        1,365
Gulf Canada Resources
     9.250% due 01/15/04                                 1,250              1,306
     9.625% due 07/01/05                                 2,000              2,135
HMH Properties
     9.500% due 05/15/05                                 2,000              2,068
Hollinger International Publishing
     9.250% due 02/01/06                                 3,000              2,985
IBM Corp.
     7.250% due 11/01/02                                   100                101
Ikon Office Solutions
     6.750% due 12/01/25                                 1,200              1,051
INDSPEC Chemical Corp.
     0.000% due 12/01/03 (i)                             5,500              5,088
Integrated Health Services
     9.625% due 05/31/02                                 3,000              3,135
    10.750% due 07/15/04                                 3,650              4,006
ISP Holdings, Inc.
     9.000% due 10/15/03                                 5,000              5,050
ITT Corp.
     6.250% due 11/15/00 (d)                                70                 67
K-III Communications Co.
    10.625% due 05/01/02                                 5,185              5,392
     8.500% due 02/01/06                                 4,000              3,900
Kaiser Aluminum & Chemical
     9.875% due 02/15/02                                   250                249
Kellogg Co.
     5.900% due 07/15/97                                   100                100
Keystone Group
     9.750% due 09/01/03                                   250                268
Lenfest Communications
     8.375% due 11/01/05                                 5,000              4,706
Maxus Energy Corp.
     9.875% due 10/15/02                                   300                311
Mazda Manufacturing Corp.
    10.500% due 07/01/08                                 1,980              2,434
Mobil Corp.
     8.375% due 02/12/01                                    40                 42
Nabisco, Inc.
     8.000% due 01/15/00                                 6,500              6,654
New York Times
     7.625% due 03/15/05                                 1,000              1,018
News America Holdings Corp.
     7.500% due 03/01/00                                    65                 66
     8.625% due 02/01/03                                   750                789
Noranda, Inc.
     7.000% due 07/15/05                                 1,800              1,732
Northern Indiana Public
     6.375% due 09/01/97                                 5,950              5,966
Owens Illinois
    10.000% due 08/01/02                                   300                314
    11.000% due 12/01/03                                10,000             11,025
Parker Drilling Corp.
     7.750% due 11/29/02 (d)                             7,500              7,500
Pepsico, Inc.
     5.463% due 07/01/98                                   400                395
     7.750% due 10/01/98                                   500                509
Philip Morris Co.
     8.750% due 06/15/97                                   100                101
     7.375% due 02/15/99                                   115                116
     8.625% due 03/01/99                                   200                206
     7.500% due 01/15/02                                    50                 50
Phillips Petroleum
     9.500% due 11/15/97                                   500                510
Repap Wisconsin, Inc.
     9.250% due 02/01/02                                 2,350              2,350
Revlon Consumer Products Corp.
     9.375% due 04/01/01                                 5,255              5,380
RJR Nabisco
     7.625% due 09/01/00                                 6,000              5,929
     8.000% due 07/15/01                                30,000             29,698
     8.625% due 12/01/02                                 3,000              3,012
Rogers Cablesystems, Inc.
    10.000% due 12/01/07                                 5,000              5,213
Rogers Cantel Mobile
    11.125% due 07/15/02                                 5,000              5,244
     9.375% due 06/01/08                                 2,750              2,833
SCI Television
    11.000% due 06/30/05                                 3,275              3,496
Sears Roebuck & Co.
     6.580% due 07/23/97                                   150                150
     9.250% due 04/15/98                                 2,125              2,185
     5.820% due 02/22/99                                   125                123
Showboat, Inc.
     9.250% due 05/01/08                                 1,000              1,028
Stone Consolidated
    10.250% due 12/15/00                                 5,000              5,288
Supervalu, Inc.
     6.500% due 10/06/00                                   140                137
Telewest Communications
     9.625% due 10/01/06                                 5,000              4,975
Tenet Healthcare
     9.625% due 09/01/02                                 6,250              6,672
    10.125% due 03/01/05                                 1,000              1,090
Texaco Capital
     9.000% due 11/15/97                                 1,000              1,019
Time Warner, Inc.
     7.450% due 02/01/98                                12,000             12,097
     6.456% due 08/15/00 (d)                            52,669             52,691
     7.975% due 08/15/04                                31,053             31,276
     8.110% due 08/15/06                                78,529             78,995
     7.250% due 09/01/08                                   125                119
     8.375% due 07/15/33 (j)                            25,000             25,000
Transcontinental Gas Pipeline
     9.125% due 02/01/17                                 2,000              2,061
Union Oil of California
     9.750% due 12/01/00                                   400                434
     6.700% due 10/15/07                                   100                 94
United Air Lines
     6.750% due 12/01/97                                11,400             11,435
    10.670% due 05/01/04                                 2,050              2,351
USX Corp.
     6.375% due 07/15/98                                16,200             16,135
     9.800% due 07/01/01                                   300                328
Vons
     6.625% due 05/15/98                                10,001             10,026
W.R. Grace & Co.
     6.880% due 06/23/97                                 5,000              5,012
Wal-Mart Stores
     9.100% due 07/15/00                                   100                106
     8.625% due 04/01/01                                 1,050              1,109
World Color Press, Inc.
     9.125% due 03/15/03                                 5,000              5,025
Xerox Corp.
     7.200% due 04/01/16                                   300                285
                                                                   ----------------
                                                                          691,143
                                                                   ================
Utilities 4.1%
AES Corp.
     9.750% due 06/15/00                                 2,250              2,337
    10.250% due 07/15/06                                 4,500              4,916
Arkansas Power & Light
    10.370% due 12/22/97                                 3,000              3,057
Bell Atlantic Financial
     6.625% due 11/30/97                                   400                401
California Energy
    10.250% due 01/15/04 (d)                            12,985             14,154
Calpine Corp.
     9.250% due 02/01/04                                 4,150              4,223
Carolina Power & Light
     6.375% due 10/01/97                                    50                 50
     5.375% due 07/01/98                                   100                 99
Central Maine Power Co.
     6.250% due 11/01/98                                 1,000                985
Central Power & Light
     6.000% due 10/01/97                                   850                850
Chesapeake & Potomac Telephone
     8.000% due 10/15/29                                 1,125              1,144
Chesapeake Energy Corp.
    12.000% due 03/01/01                                 7,000              7,648

                                    1997 Annual Report See accompanying notes/41

Total Return Fund
March 31, 1997

                                                    Principal
                                                       Amount            Value
                                                      (000's)          (000's)
================================================================================
Cincinnati Bell Inc.
     6.700% due 12/15/97                           $    1,000       $    1,003
Cleveland Electric Illuminating Co.
     9.375% due 03/01/17                                3,000            3,067
CMS Energy
     9.500% due 10/01/97 (d)                           31,600           31,979
     9.875% due 10/01/99 (d)                            4,200            4,333
Commonwealth Edison
     6.500% due 07/15/97                                5,375            5,379
     8.125% due 01/15/07                               10,000            9,840
     9.875% due 06/15/20                               11,700           12,898
Connecticut Light & Power
     6.500% due 01/01/98                                1,000            1,000
     7.250% due 07/01/99                                6,000            5,951
Consolidated Edison
     7.600% due 01/15/00                                  100              102
Consolidated Natural Gas Co.
     5.875% due 10/01/98                                  500              496
Consumers Energy
     8.750% due 02/15/98                                5,550            5,640
CTC Mansfield Funding
     10.250% due 03/30/03                              16,074           16,476
     11.125% due 09/30/16                             101,315          108,154
Duke Power Co.
     8.000% due 11/01/99                                   40               41
Eastern Edison Co.
     7.780% due 07/30/02                                9,000            9,147
El Paso Electric Co.
     7.250% due 02/01/99                               10,956           10,908
First PV Funding
     10.150% due 01/15/16                               6,894            7,351
Georgia Power
     7.000% due 10/01/00                                5,000            4,920
GTE Corp.
     8.850% due 03/01/98                                  200              204
     10.750% due 09/15/17                                 300              321
Gulf States Utilities
     7.250% due 03/01/99                                6,200            6,178
Hydro Quebec
     5.594% due 04/15/99 (d)                           10,000            9,978
     9.400% due 02/01/21                                  500              574
     9.500% due 11/15/30                                2,370            2,786
Long Island Lighting Co.
     6.250% due 07/15/01                                7,000            6,711
     8.500% due 05/15/06                                6,750            6,893
     9.750% due 05/01/21                               28,818           29,556
     9.625% due 07/01/24                               16,400           16,926
MCI Communications
     6.250% due 03/23/99                                  600              595
New England Power
     6.140% due 02/02/98                                  500              499
     6.100% due 02/04/98                                1,000              999
New Jersey Bell Telephone
     7.850% due 11/15/29                                   70               74
New Orleans Public Service
     8.670% due 04/01/05                                2,230            2,271
New York Telephone Co.
     6.250% due 02/15/04                                  150              142
Niagara Mohawk Power
     8.000% due 06/01/04 (j)                           25,000           25,000
     8.770% due 01/01/18 (j)                           43,021           43,021
North Atlantic Energy
     9.050% due 06/01/02                                5,202            5,146
Northern Illinois Gas Co.
     6.450% due 08/01/01                                1,450            1,423
Oklahoma Gas & Electric
     6.375% due 01/01/98                                  100              100
Pacific Gas & Electric
     5.375% due 08/01/98                                  500              493
     7.670% due 12/15/98                                  208              211
     6.750% due 12/01/00                                  709              702
Pacific Northwest Bell
     4.375% due 09/01/02                                   50               44
Pennsylvania Power & Light
     5.500% due 04/01/98                                  250              248
Public Service Electric & Gas
     6.875% due 06/01/97                                1,200            1,202
     8.750% due 07/01/99                                   40               42
Public Service of New Hampshire
     9.170% due 05/15/98                               16,000           16,301
Questar Pipeline
     9.375% due 06/01/21                                  200              215
Southern California Edison
     6.125% due 07/15/97                                  500              500
     5.875% due 02/01/98                                  343              342
     5.450% due 06/15/98                                  400              395
Southwestern Bell Telephone Co.
     5.550% due 03/10/98                                1,000              994
     6.125% due 03/01/00                                   50               49
System Energy Resources
     6.000% due 04/01/98                                  801              793
Texas-New Mexico Power
     10.750% due 09/15/03                               4,950            5,216
Texas Gas Transmission Corp.
     9.625% due 07/15/97                                5,400            5,453
Texas Utilities
     5.891% due 05/01/99 (d)                           32,125           32,161
Toledo Edison Co.
     6.125% due 08/01/97                                  200              200
     8.180% due 07/30/02                                1,400            1,375
     8.700% due 09/01/02                               10,000            9,719
     7.850% due 03/31/03                                7,000            6,732
     7.875% due 08/01/04                                  500              494
Trident NGL, Inc.
     10.250% due 04/15/03                               7,500            8,100
Triton Energy
     0.000% due 11/01/97 (i)                            6,800            6,562
Tucson Electric Power
     8.500% due 10/01/09                                1,000              953
U.S. West Communications, Inc.
     6.625% due 09/15/05                                  300              287
Virginia Electric & Power Co.
     9.375% due 06/01/98                                  500              515
     6.250% due 08/01/98                                  200              199
Wilmington Trust Co. - Tucson Electric
     10.732% due 01/01/13                                 991              974
                                                                    ----------
                                                                       539,417
                                                                    ----------
Total Corporate Bonds and Notes                                      2,198,169
(Cost $2,190,755)                                                   ==========

--------------------------------------------------------------------------------
U.S. Treasury Obligations 7.4%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
     12.375% due 05/15/04 (b)                           1,000            1,303
     13.875% due 05/15/11                                 210              305
     11.250% due 02/15/15                             648,800          912,173
     10.625% due 08/15/15                                 400              539
U.S. Treasury Notes
     6.000% due 09/30/98                               48,600           48,387
     6.750% due 06/30/99                                  500              503
     7.750% due 11/30/99                                2,000            2,057
     8.500% due 02/15/00                                  900              944
     6.750% due 04/30/00                                2,800            2,810
     6.250% due 05/31/00                                  500              495
     5.875% due 06/30/00                                  500              489
     6.125% due 09/30/00                                  200              197
     6.375% due 03/31/01                                  300              296
     6.500% due 08/31/01                                  250              248
     5.750% due 08/15/03                                1,350            1,274
     5.875% due 02/15/04                                2,850            2,696
     7.500% due 02/15/05                                  200              207
     6.500% due 05/15/05                                1,000              973
U.S. Treasury Strips
     0.000% due 05/15/03                                    9                6
                                                                    ----------
Total U.S. Treasury Obligations                                        975,902
(Cost $1,010,545)                                                   ==========


42/PIMCO Funds See accompanying notes

                                                  Principal
                                                     Amount     Value
                                                    (000's)   (000's)
---------------------------------------------------------------------
U.S. Government Agencies 1.2%
---------------------------------------------------------------------
A.I.D. Housing Guarantee - Peru
     9.980% due 08/01/08                           $  1,265  $  1,367
Federal Farm Credit Bank
     7.240% due 06/21/06                              2,500     2,496
Federal Home Loan Bank
     6.520% due 04/24/97                                250       250
     9.200% due 08/25/97                                150       152
     6.320% due 12/04/97                              1,500     1,504
     6.560% due 04/04/01                                100        99
Federal Home Loan Mortgage Corp.
     6.610% due 08/07/00                              1,000       993
     6.565% due 11/04/02                              2,000     1,953
     6.170% due 12/11/02                              2,000     1,920
     7.900% due 04/27/05                                300       299
     7.250% due 06/08/05                                 30        29
     6.750% due 08/01/05                              2,400     2,353
     7.120% due 09/30/05                                100        97
     6.780% due 12/07/05                                100        95
     7.275% due 12/11/06                              3,000     2,910
Federal National Mortgage Assn.
     0.000% due 04/10/97                                869       868
     8.700% due 06/10/99                                 30        31
     9.050% due 04/10/00                                255       271
     5.880% due 07/17/00                              1,200     1,172
     6.110% due 09/20/00                                 40        39
     8.500% due 02/01/05                                150       155
     7.375% due 03/28/05                                 40        41
     7.000% due 12/05/05                                250       241
     7.040% due 12/09/05                                100        98
     7.150% due 03/09/11                              2,125     2,052
Government Trust Certificate - Greece
     8.000% due 05/15/98                                 67        68
Government Trust Certificate - Israel
     0.000% due 05/15/10                              7,300     2,824
Student Loan Marketing Assn.
     5.540% due 02/17/98 (d)                            100       100
     7.000% due 03/03/98                                 30        30
     6.612% due 02/20/00 (d)                        134,700   133,287
     7.500% due 03/08/00                                 30        31
     7.200% due 11/09/00                                 35        36
Tennessee Valley Authority
     0.000% due 05/15/97 (i)                          1,242     1,234
     0.000% due 04/15/42 (i)                            855       259
                                                             --------
Total U.S. Government Agencies                                159,354
(Cost $160,926)                                              ========

---------------------------------------------------------------------
Mortgage-Backed Securities 55.9%
---------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 5.7%
     5.000% due 07/15/02                              2,072     2,067
     5.250% due 12/01/98                                 19        18
     5.500% due 07/01/00-03/01/10 (g)                    99        98
     6.000% due 12/01/98-01/01/01 (g)                   816       799
     6.000% due 01/01/11-04/01/16 (g)                   659       616
     6.000% due 01/01/25-04/01/26 (g)                 3,968     3,589
     6.375% due 04/01/17 (d)                             71        73
     6.500% due 04/01/08-03/01/11 (g)                 1,412     1,368
     6.500% due 09/01/25-05/13/27 (g)               287,638   267,895
     6.775% due 11/01/03                                 70        69
     7.000% due 05/01/00-12/01/07 (g)                 2,250     2,255
     7.000% due 06/01/10-01/01/14 (g)                 1,639     1,612
     7.000% due 11/01/25-03/01/26 (g)                 1,148     1,103
     7.125% due 06/01/17 (d)                             43        45
     7.283% due 07/01/23 (d)                          4,857     4,975
     7.339% due 05/01/23 (d)                          3,430     3,559
     7.424% due 07/01/22 (d)                          2,994     3,107
     7.500% due 05/01/99-05/01/08 (g)                   662       662
     7.500% due 05/01/11-02/01/17 (g)                 2,693     2,697
     7.500% due 04/01/23-01/01/27 (g)                13,819    13,688
     7.517% due 06/01/24 (d)                         23,019    23,904
     7.518% due 09/01/23 (d)                         39,252    40,332
     7.591% due 08/01/23 (d)                         22,587    23,322
     7.612% due 07/01/23 (d)                          1,821     1,876
     7.625% due 01/01/19 (d)                             21        21
     7.641% due 04/01/24 (d)                          4,235     4,400
     7.645% due 05/01/23 (d)                          6,771     7,034
     7.673% due 09/01/23 (d)                          4,537     4,652
     7.710% due 06/21/04                                400       403
     7.719% due 04/01/23 (d)                          1,464     1,521
     7.742% due 11/01/23 (d)                          6,271     6,525
     7.750% due 04/01/07                                 65        65
     7.800% due 08/01/23 (d)                             36        38
     7.820% due 04/01/24 (d)                         20,607    21,426
     7.838% due 08/01/23 (d)                          4,023     4,156
     7.842% due 06/01/28 (d)                          9,776    10,165
     7.870% due 06/01/24 (d)                          4,107     4,237
     7.879% due 11/01/23 (d)                          2,298     2,375
     7.882% due 08/01/24 (d)                          1,285     1,336
     7.884% due 04/01/24 (d)                          2,301     2,392
     7.889% due 11/01/23 (d)                          1,313     1,351
     7.894% due 07/01/24 (d)                          6,965     7,243
     7.906% due 08/01/23 (d)                          2,019     2,086
     7.973% due 09/01/23 (d)                          9,606     9,913
     7.992% due 04/01/29 (d)                          5,741     5,973
     8.016% due 10/01/23 (d)                          4,489     4,672
     8.021% due 10/01/23 (d)                          6,981     7,263
     8.025% due 11/01/23 (d)                          2,031     2,110
     8.028% due 10/01/23 (d)                          7,167     7,459
     8.041% due 10/01/23 (d)                          1,418     1,457
     8.045% due 01/01/24 (d)                          1,229     1,279
     8.070% due 10/01/23 (d)                          2,571     2,674
     8.097% due 09/01/23 (d)                          9,198     9,574
     8.104% due 01/01/24 (d)                          1,580     1,628
     8.000% due 10/01/07-05/01/17 (g)                 4,052     4,115
     8.000% due 03/01/25-06/01/26 (g)                45,574    46,089
     8.250% due 08/01/07-12/01/09 (g)                   278       285
     8.500% due 09/01/01-06/01/09 (g)                 1,305     1,347
     8.500% due 08/01/14-06/01/22 (g)                 1,030     1,065
     8.500% due 12/01/24-04/10/27 (g)               146,263   150,383
     8.750% due 02/01/01-09/01/10 (g)                   671       693
     9.000% due 01/01/02-08/01/11 (g)                 1,035     1,083
     9.000% due 06/01/12-05/01/17 (g)                   545       573
     9.250% due 06/01/09-08/01/09 (g)                   154       164
     9.500% due 08/01/01-12/01/05 (g)                 1,885     1,960
     9.500% due 03/01/16-06/01/21 (g)                 2,274     2,444
    10.000% due 06/01/04-12/01/05 (g)                 1,329     1,399
    10.250% due 04/01/09-05/01/09 (g)                 2,758     2,976
    11.000% due 12/01/99-11/01/09 (g)                    40        45
    11.000% due 04/01/10-07/01/19 (g)                 1,453     1,612
    11.250% due 10/01/09-09/01/15 (g)                   212       234
    11.500% due 03/01/00-05/01/00 (g)                    37        39
    12.500% due 07/01/99                                  9         9
    13.250% due 10/01/13                                 85        99
    14.000% due 04/01/16                                 40        46
    15.500% due 08/01/11-11/01/11 (g)                    25        29
    16.250% due 05/01/11-11/01/11 (g)                    19        22
                                                             --------
                                                              751,868
                                                             ========
Federal Housing Administration 0.8%
     5.250% due 02/01/03                                305       287
     7.125% due 02/01/34                              4,511     4,296
     7.211% due 12/01/21                              3,760     3,754
     7.317% due 11/01/19                             12,253    11,923
     7.375% due 03/01/19-01/01/24 (g)                17,825    17,193
     7.399% due 02/01/21                              2,776     2,558
     7.430% due 12/01/16-10/01/23 (g)                66,697    64,814
     7.650% due 11/01/18                                183       175
     9.680% due 05/01/24                              1,665     1,793
                                                             --------
                                                              106,793
                                                             ========
Federal National Mortgage Association 5.8%
     5.250% due 09/25/97                                  5         5
     6.000% due 11/01/03-03/01/11 (g)                 4,920     4,785
     6.000% due 03/01/24                              2,445     2,222
     6.073% due 11/01/18 (d)                             51        51
     6.083% due 09/01/24 (d)                          5,451     5,414
     6.085% due 11/01/23-05/01/29 (d)(g)             12,753    12,584
     6.086% due 10/01/27 (d)                            701       692
     6.087% due 10/01/28 (d)                         64,162    63,304
     6.090% due 01/01/16-05/01/18 (d)(g)              2,058     2,045
     6.092% due 10/01/19-05/01/28 (d)(g)              5,002     4,937
     6.124% due 04/23/27                             17,350    17,111
     6.150% due 12/14/01                                100        97


                                    1997 Annual Report See accompanying notes/43

Total Return Fund
March 31, 1997

                                                      Principal
                                                         Amount            Value
                                                        (000's)          (000's)
================================================================================
    6.275% due 05/01/26 (d)                         $     7,685      $     7,947
    6.500% due 10/01/05-04/01/08 (g)                        471              465
    6.500% due 12/01/25-03/01/26 (g)                     97,540           90,933
    6.750% due 08/01/03                                     836              830
    6.834% due 07/01/03                                      70               68
    6.900% due 05/25/23                                     125               97
    6.902% due 11/01/25 (d)                              17,363           17,653
    6.950% due 03/25/26                                     200              196
    7.000% due 05/25/99-03/01/08 (g)                      2,876            2,859
    7.000% due 01/01/10-12/25/19 (g)                      3,257            3,232
    7.000% due 01/25/20-11/01/26 (g)                     39,687           37,690
    7.250% due 05/01/02-01/01/23 (g)                     11,724           11,427
    7.067% due 09/01/22 (d)                               4,011            4,081
    7.267% due 09/01/25 (d)                               8,980            9,116
    7.279% due 09/01/22 (d)                               4,652            4,748
    7.321% due 06/01/24 (d)                              17,184           17,818
    7.440% due 03/01/26 (d)                              25,563           26,670
    7.451% due 11/01/25 (d)                               7,156            7,371
    7.457% due 05/01/24 (d)                               7,949            8,323
    7.465% due 07/01/24 (d)                              30,722           31,832
    7.500% due 08/01/03-01/01/11 (g)                      7,979            8,046
    7.500% due 07/01/16-09/01/25 (g)                    102,319          101,291
    7.601% due 02/01/26 (d)                               3,183            3,309
    7.615% due 01/01/26 (d)                               7,314            7,600
    7.690% due 01/01/24 (d)                               1,741            1,817
    7.728% due 03/01/25 (d)                              14,183           14,573
    7.736% due 11/01/25 (d)                              10,023           10,299
    7.737% due 09/01/24 (d)                               5,199            5,387
    7.750% due 06/01/09                                     245              245
    7.764% due 06/01/24 (d)                               3,809            3,985
    7.781% due 03/01/33 (d)                              40,264           41,492
    7.823% due 08/01/23 (d)                               3,453            3,609
    7.825% due 10/01/23 (d)                              11,290           11,746
    7.828% due 01/01/24 (d)                               1,888            1,963
    7.889% due 12/01/23 (d)                               3,283            3,403
    7.921% due 11/01/23-01/01/24 (d)(g)                   3,960            4,124
    7.939% due 12/01/24 (d)                               5,204            5,470
    7.976% due 01/01/24 (d)                               8,201            8,540
    7.990% due 10/01/23 (d)                               1,291            1,348
    7.998% due 12/01/23 (d)                              10,661           11,138
    8.000% due 09/01/01-02/01/09 (g)                      4,194            4,286
    8.000% due 04/01/18-12/01/26 (g)                     32,105           31,888
    8.018% due 09/01/23 (d)                               8,546            8,875
    8.075% due 11/01/23 (d)                               1,997            2,068
    8.099% due 12/01/23 (d)                               5,488            5,706
    8.250% due 10/01/08-02/01/17 (g)                      1,136            1,165
    8.500% due 07/01/99-06/01/09 (g)                      5,530            5,708
    8.500% due 12/01/09-09/01/18 (g)                      1,792            1,864
    8.500% due 10/01/21-05/01/25 (g)                     47,134           48,426
    8.750% due 01/25/07                                     796              800
    9.000% due 01/01/99-11/01/06 (g)                      2,561            2,665
    9.500% due 05/01/15-07/01/22 (g)                        746              793
    9.750% due 11/01/08                                      93              100
   10.500% due 12/01/16-04/01/22 (g)                      1,277            1,391
   12.000% due 05/01/16                                      26               29
   13.000% due 09/01/13                                      72               83
   13.250% due 09/01/11                                      25               28
   14.500% due 11/01/11-01/01/13 (g)                         85              100
   14.750% due 08/01/12-11/01/12 (g)                        396              459
   15.500% due 10/01/12-12/01/12 (g)                         42               51
   15.750% due 12/01/11-08/01/12 (g)                        217              253
   16.000% due 09/01/12                                     260              324
                                                                     -----------
                                                                         763,050
                                                                     ===========
Government National Mortgage Association 26.2%
    5.000% due 01/20/24-05/20/24 (d)(g)                  95,776           97,568
    5.500% due 01/20/26-02/20/26 (d)(g)                  34,781           35,137
    5.650% due 10/15/12                                      14               12
    6.000% due 10/15/08                                     305              290
    6.000% due 10/15/23-11/20/26 (g)                    227,794          208,856
    6.000% due 07/20/26-09/20/26 (d)(g)                  24,435           24,284
    6.500% due 10/15/08                                     276              269
    6.500% due 03/20/22-02/20/26 (d)(g)                 102,157          104,024
    6.500% due 12/15/23-04/17/27 (g)                  1,154,056        1,074,992
    6.875% due 12/20/22-12/20/25 (d)(g)                 309,038          315,145
    7.000% due 08/20/25-05/20/26 (d)(g)                  37,887           38,566
    7.000% due 10/15/08-05/19/27 (g)                    396,792          380,036
    7.125% due 06/20/21-08/20/25 (d)(g)                 936,430          958,868
    7.500% due 08/15/05-12/15/09 (g)                      3,853            3,892
    7.500% due 02/15/22-07/15/26 (g)                     35,622           35,193
    7.625% due 04/20/23 (d)                               1,050            1,082
    8.000% due 08/15/05-09/15/08 (g)                      1,407            1,445
    8.000% due 06/15/16-12/15/25 (g)                     60,131           61,063
    8.000% due 06/15/26-04/17/27 (g)                      8,293            8,337
    8.250% due 08/15/04-07/15/08 (g)                        737              764
    8.500% due 06/15/01-07/15/08 (g)                        319              331
    8.500% due 08/15/16-11/15/25 (g)                     32,411           33,380
    8.500% due 12/15/26-07/21/27 (g)                     44,694           45,568
    8.750% due 03/15/07-07/15/07 (g)                        192              200
    9.000% due 09/15/01-05/15/09 (g)                      1,011            1,059
    9.000% due 05/15/16-07/20/22 (g)                      8,666            9,209
    9.250% due 10/15/01-03/15/06 (g)                        576              599
    9.500% due 04/15/01-11/15/09 (g)                        614              652
    9.500% due 04/15/16-08/15/23 (g)                      9,476           10,253
    9.750% due 08/15/97-07/15/04 (g)                        297              312
    9.750% due 09/15/17-01/15/21 (g)                        146              158
   10.000% due 06/20/01-11/15/09 (g)                        198              212
   10.000% due 01/15/15-03/20/20 (g)                      5,871            6,470
   10.250% due 10/15/98-05/15/01 (g)                        277              285
   10.500% due 06/15/04                                     162              174
   10.750% due 08/15/98-09/15/98 (g)                         26               26
   11.000% due 05/15/04-06/15/13 (g)                        111              120
   11.250% due 03/15/01                                      11               11
   11.250% due 12/20/15                                      72               80
   11.500% due 04/15/13-05/15/13 (g)                         17               19
   12.000% due 03/20/99-02/15/00 (g)                         14               15
   12.000% due 01/15/13-03/15/15 (g)                        104              117
   12.500% due 01/15/11                                       1                2
   13.000% due 12/15/12-10/15/14 (g)                         77               90
   13.250% due 10/20/14                                      48               54
   13.500% due 11/15/12-12/15/12 (g)                         16               19
   14.500% due 09/15/12                                      31               37
   15.000% due 09/15/12-10/15/12 (g)                         21               25
   16.000% due 01/15/12-04/15/12 (g)                         14               17
   17.000% due 11/15/11-12/15/11 (g)                        136              166
                                                                     -----------
                                                                       3,459,483
                                                                     ===========
Collateralized Mortgage Obligations 15.2%
AFC Home Equity Loan Trust
    7.348% due 10/25/26 (d)                              17,045           17,194
    6.550% due 01/25/27                                  15,584           15,563
American Southwest Financial
   12.250% due 11/01/14                                      82               92
   12.500% due 04/01/15                                     941            1,046
   12.000% due 05/01/15                                   1,500            1,683
   11.400% due 09/01/15                                   1,231            1,285
Bear Stearns
    9.200% due 11/01/18                                      52               53
    9.500% due 06/25/23                                   1,376            1,405
    6.406% due 10/25/23 (d)                              10,144           10,061
   10.000% due 08/25/24                                  15,018           16,828
    7.000% due 03/25/27                                   7,000            6,459
Capstead
    8.400% due 01/25/21                                   5,063            5,076
    8.750% due 07/25/21                                  10,000            9,806
Centex Acceptance Corp.
   11.000% due 11/01/15                                     322              340
Chase Mortgage Financial Corp.
    8.250% due 10/25/10                                   4,794            4,831
    9.500% due 04/25/24                                   1,316            1,321
    8.000% due 06/25/24                                     310              312
    7.500% due 10/25/24                                      68               68
Citicorp Mortgage
    8.500% due 04/01/17                                     357              356
    8.000% due 07/25/18                                     116              117
    9.500% due 01/01/19                                   4,365            4,410
    9.500% due 09/25/19                                     250              250
    9.500% due 09/25/20                                   1,885            1,933
    7.750% due 04/25/21                                     369              367
    6.000% due 08/25/21                                     584              575
    7.463% due 10/25/22 (d)                              27,777           28,402
CMC Securities Corp.
    7.067% due 09/25/23 (d)                              18,984           19,227
    7.627% due 04/25/25 (d)                                 620              630


44/PIMCO Funds See accompanying notes

                                                    Principal
                                                       Amount        Value
                                                      (000's)      (000's)
==========================================================================
CMO Trust
   10.200% due 02/01/16                             $    777      $    821
    8.000% due 01/01/17                                  326           327
    8.000% due 09/20/21                                7,531         7,522
Collateralized Mortgage Securities Corp.
   11.875% due 04/01/15                                2,075         2,213
   11.450% due 09/01/15                                   68            73
   11.450% due 11/01/15                                  392           394
    8.750% due 04/20/19                                1,213         1,258
Countrywide
    7.634% due 07/25/24 (d)                           19,026        19,240
Donaldson, Lufkin & Jenrette
    7.393% due 08/01/21 (d)                            8,567         8,586
    7.928% due 12/25/22 (d)                            6,966         7,149
    7.708% due 03/25/24 (d)                            2,529         2,596
    6.500% due 04/25/24                                   35            35
    7.835% due 05/25/24 (d)                              549           559
Drexel Mortgage Funding
    9.500% due 11/20/17                                2,242         2,326
    8.600% due 03/01/18                                  925           935
    9.500% due 08/01/19                                   29            30
FBC Mortgage Securities Trust
    6.025% due 01/25/17 (d)                                2             2
Federal Home Loan Mortgage Corp.
    6.500% due 07/15/02                                4,361         4,370
    4.750% due 10/15/02 (d)                              380           378
    5.000% due 03/15/03                                5,203         5,190
    5.250% due 03/15/03                                8,845         8,829
    5.000% due 04/15/03                                5,092         5,077
    7.000% due 10/15/03                                6,458         6,473
    5.450% due 03/15/04                               15,329        15,248
    8.750% due 10/15/05                                   31            31
   10.750% due 11/30/05                                1,013         1,045
    6.500% due 07/15/06                                1,075         1,029
    6.500% due 08/15/06                                  710           695
    6.500% due 05/05/08                                1,000           957
    9.000% due 09/15/08                                   43            44
   10.250% due 03/15/09                                   28            28
    5.000% due 02/15/11                                8,816         8,790
    5.500% due 11/15/11                                8,997         8,981
    4.875% due 12/15/11 (d)                            6,702         6,674
    5.150% due 12/25/11                               16,250        16,032
    4.750% due 03/15/12 (d)                              168           168
    5.000% due 12/15/12                                2,943         2,937
    8.500% due 08/15/13                                2,000         2,093
    6.050% due 09/15/13                                6,803         6,781
    8.500% due 09/15/13                                5,941         6,158
    5.500% due 12/15/13                                4,320         4,307
   11.000% due 11/30/15                               10,392        11,275
    6.210% due 08/15/17                                  345           340
    7.640% due 10/25/17 (d)                            9,099         9,215
    6.350% due 03/25/18                                  200           194
    5.250% due 05/15/18                                1,685         1,643
    9.500% due 01/15/19                                  777           789
    6.500% due 05/15/19                                  615           597
    8.500% due 10/15/19                                1,028         1,040
    9.000% due 11/15/19                                4,130         4,191
   10.000% due 11/15/19                                  250           267
    7.000% due 02/15/20                                1,901         1,902
    8.500% due 03/15/20                                2,233         2,262
    9.125% due 06/15/20                                3,621         3,717
    5.750% due 08/15/20                                  300           283
    8.500% due 09/15/20                               19,792        20,202
    9.000% due 09/15/20                                  165           171
    5.500% due 10/15/20                                  200           178
    8.750% due 10/15/20                                  500           512
    8.900% due 11/15/20                               28,865        29,577
    9.500% due 11/15/20                               11,947        12,507
    6.000% due 12/15/20                                  400           371
    8.750% due 12/15/20                                1,265         1,296
    9.000% due 12/15/20                                7,023         7,329
    8.500% due 06/15/21                               49,579        50,746
    6.950% due 07/15/21                                  700           670
    7.000% due 07/15/21                                4,000         3,899
    8.000% due 07/15/21                                8,905         8,827
    9.000% due 07/15/21                                3,967         4,192
    9.500% due 07/15/21                                6,418         6,630
    6.200% due 08/15/21                                1,500         1,457
    6.950% due 08/15/21                                  185           175
    8.000% due 08/15/21                               23,472        23,333
    6.500% due 09/15/21                                2,500         2,383
    9.000% due 11/15/21                                1,099         1,111
    8.000% due 12/15/21                               13,831        13,773
    6.850% due 01/15/22                                  700           669
    8.250% due 06/15/22                                5,000         5,072
    7.000% due 07/15/22                                  416           349
    8.500% due 10/15/22                               18,125        18,623
    7.000% due 07/15/23                                  212           174
    7.170% due 10/25/23 (d)                           35,068        36,275
    6.500% due 02/15/24                                   64            61
    8.000% due 09/15/24                               16,250        16,594
    7.404% due 10/01/26 (d)                           10,591        10,990
Federal National Mortgage Assn.
    9.100% due 02/25/02                                7,268         7,337
    5.000% due 02/25/03                                9,851         9,812
    5.500% due 12/25/03                                5,000         4,976
    5.750% due 12/25/03                                  175           174
    5.650% due 04/25/05                                  200           195
    6.000% due 07/25/07                                  300           286
    6.250% due 07/25/07                                  100            97
    7.818% due 08/25/07 (d)                              126           100
    7.000% due 02/25/08                                1,095         1,031
   10.500% due 08/25/08                                7,146         8,293
    6.750% due 11/25/10                                1,275         1,227
    5.000% due 05/25/12                               20,270        20,181
    4.900% due 12/25/12 (d)                            5,250         5,224
    6.400% due 09/25/14                                  773           767
    8.500% due 10/25/14                                   50            50
   10.000% due 12/25/14                                1,512         1,560
    7.000% due 04/25/15                                2,328         2,331
    6.000% due 11/25/15                               19,900        19,804
    7.500% due 08/25/16                                2,071         2,071
    9.670% due 01/25/17                                  690           708
    9.200% due 12/25/17                                1,609         1,652
    9.300% due 05/25/18                                2,282         2,391
    6.206% due 06/25/18 (d)                               10            10
    9.500% due 06/25/18                                1,143         1,205
    5.500% due 07/25/18                                  220           214
    8.500% due 07/25/18                                  217           217
    7.000% due 08/25/18                               15,375        15,365
    7.750% due 10/25/18                                  808           809
    9.500% due 11/25/18                               12,838        13,835
    6.625% due 06/25/19                                   47            47
    9.500% due 06/25/19                                4,623         4,865
    8.000% due 10/25/19                               18,238        18,432
    7.500% due 12/25/19                                  200           198
    9.000% due 12/25/19                               19,392        19,907
    7.500% due 05/25/20                                8,000         7,954
    8.000% due 07/25/20                                  182           184
    9.000% due 09/25/20                                7,164         7,474
    8.000% due 12/25/20                               20,210        20,412
    8.750% due 01/25/21                               10,140        10,349
    7.500% due 02/25/21                               19,017        18,993
    7.500% due 03/25/21                               20,919        20,429
    7.250% due 04/25/21                                8,960         8,612
    7.500% due 06/25/21                                  320           320
    8.000% due 07/25/21                               26,239        26,075
    8.500% due 09/25/21                               15,822        16,099
    8.000% due 10/25/21                               22,430        22,362
    6.000% due 12/25/21                                  200           188
    8.000% due 01/25/22                               21,700        21,797
    8.000% due 03/25/22                                  565           566
    7.000% due 04/25/22                               17,091        15,690
    7.000% due 07/25/22                                9,217         8,739
    8.000% due 07/25/22                               24,518        23,514
    6.500% due 10/25/22                                3,226         2,563
    7.800% due 10/25/22                                5,235         5,057
    7.000% due 06/25/23                                3,808         2,970
    6.000% due 08/25/23                                5,137         4,503
    6.500% due 08/25/23                                  242           231
    6.750% due 10/25/23                                  472           382
    6.500% due 11/25/23                                  170           152


                                    1997 Annual Report See accompanying notes/45

Total Return Fund
March 31, 1997

                                                   Principal
                                                      Amount           Value
                                                     (000's)         (000's)
=============================================================================
First Boston Corp.
      8.000% due 12/01/00                        $       112     $       111
      9.450% due 08/20/17                                 51              51
      7.500% due 04/25/21                                535             534
First Commonwealth Savings & Loan
     10.375% due 04/01/05                                 23              24
General Electric Capital Mortgage
      8.000% due 07/25/23                             12,979          12,970
      6.500% due 09/25/23                                 45              37
      6.500% due 12/25/23                              2,132           2,122
      6.500% due 02/25/24                                 28              27
      6.500% due 03/25/24                             12,048           9,881
      8.000% due 06/25/25                             14,336          14,477
Glendale Federal Savings & Loan
      7.264% due 03/01/28 (d)                         11,450          11,575
Greenwich
      7.196% due 04/25/22 (d)                          3,078           3,100
      7.081% due 07/25/22 (d)                         14,364          14,526
      7.076% due 10/25/22 (d)                            391             393
      7.193% due 04/25/23 (d)                          4,775           4,841
      7.657% due 04/25/24 (d)                          7,203           7,279
      8.190% due 06/25/24 (d)                         10,356          10,540
      8.570% due 08/25/24 (d)                         14,333          14,588
      8.652% due 11/25/24 (d)                          6,593           6,706
Imperial CMB Trust
      6.008% due 09/25/26 (d)                         46,161          46,147
Independent National Mortgage Corp.
      9.000% due 12/25/19                              8,389           8,427
      6.650% due 10/25/24                              2,723           2,412
      7.946% due 11/25/24 (d)                         15,309          15,697
      7.069% due 07/25/25 (d)                         41,664          42,341
      7.740% due 07/25/25 (d)                         46,783          47,719
International Mortgage Acceptance Corp.
     12.250% due 03/01/14                                695             755
J.P. Morgan & Co.
      9.000% due 10/20/20                             12,978          13,602
Kidder Peabody
      8.390% due 05/20/18                                493             499
      8.043% due 03/25/24 (d)                         27,801          28,218
      8.010% due 09/25/24 (d)                         20,000          20,306
Marine Midland
      8.000% due 04/25/23                                 95              96
      8.000% due 10/25/23                                350             350
Merrill Lynch Mortgage
      9.470% due 04/27/18                                 23              23
      6.890% due 06/15/21 (d)                         10,320          10,268
      7.153% due 06/15/21 (d)                          9,686           9,710
      8.210% due 06/15/21                              2,163           2,187
      8.093% due 06/25/22 (d)                         12,336          12,382
Morgan Stanley Mortgage
      8.150% due 07/20/21                                 17              17
Nomura Asset Securities Corp.
      7.922% due 05/25/24 (d)                         15,854          16,161
Norwest Mortgage
     12.500% due 02/01/14                              1,103           1,178
     12.250% due 04/01/14                                132             140
PaineWebber Mortgage
      6.000% due 04/25/09 (d)                         11,951          10,545
      7.000% due 02/25/24                              1,953           1,953
Prudential Bache
      6.071% due 09/01/18 (d)                            620             614
      9.000% due 01/01/19                                540             545
      8.400% due 03/20/21                              4,957           5,043
Prudential Home
      7.000% due 04/25/99                                117             117
      8.000% due 06/25/22                             19,408          18,875
      6.900% due 03/25/23                                914             911
      7.000% due 04/25/23                              5,203           5,187
      8.447% due 11/25/23 (d)                         16,599          17,035
      6.000% due 05/25/24                                 33              33
      7.750% due 10/25/24                              8,000           8,080
      7.500% due 06/25/25                             11,716          11,766
PSB Financial Corp.
     11.050% due 12/01/15                              1,280           1,362
Residential Asset Securities Corp.
      8.000% due 10/25/24                             17,816          17,753
      5.675% due 10/25/27 (d)                         22,041          22,061
Residential Funding
      8.081% due 02/25/07                                139             140
      7.000% due 08/25/08                             22,202          22,007
      6.500% due 09/25/08                              7,000           6,328
      8.500% due 05/25/17                                195             198
      9.000% due 01/01/20                              1,837           1,878
      8.000% due 01/25/23                             10,000          10,017
      7.250% due 07/25/23                                115             115
     10.000% due 09/25/23                              2,510           2,675
      7.750% due 07/25/24                                 14              15
      7.500% due 09/25/25                             18,183          17,490
Resolution Trust Corp.
      5.967% due 01/25/21 (d)                          1,350           1,295
      8.718% due 08/25/21                              8,000           8,220
      8.719% due 08/25/21                                154             154
      8.722% due 08/25/21 (d)                         13,329          13,376
      6.105% due 10/25/21 (d)                            500             492
      8.139% due 10/25/21 (d)                            344             347
      8.625% due 10/25/21                                300             304
      7.478% due 01/25/22 (d)                          3,605           3,669
      7.742% due 03/25/22 (d)                          6,691           6,747
      8.517% due 05/25/22 (d)                          3,793           3,854
      6.888% due 06/25/23 (d)                          7,872           7,900
      7.500% due 08/25/23                                421             421
      9.450% due 05/25/24                             19,693          20,090
     10.648% due 05/25/24 (d)                          5,368           5,464
      8.150% due 06/25/24                                 30              30
      6.438% due 07/25/24 (d)                          4,963           4,977
      7.100% due 12/25/24                              1,500           1,481
      7.750% due 03/25/25                              5,000           5,024
      8.750% due 05/25/26                                 59              60
      7.361% due 07/25/28 (d)                         14,000          14,180
Ryan Mortgage Acceptance Corp.
      9.450% due 10/01/16                                209             218
Ryland Acceptance Corp.
      8.650% due 05/15/00                              4,743           4,706
      7.065% due 03/25/22 (d)                          6,326           6,344
      7.516% due 07/25/22 (d)                         42,000          42,643
      8.068% due 08/25/22 (d)                          4,751           4,838
      8.000% due 09/25/22                              5,147           5,166
      8.200% due 09/25/22                                100             103
      7.360% due 08/25/29 (d)                         11,067          11,236
      6.868% due 10/25/31 (d)                         17,783          17,789
     14.000% due 11/25/31                              2,343           2,594
Ryland Mortgage Securities Corp.
      7.500% due 08/25/24                                 93              94
Salomon Mortgage
      7.331% due 11/25/22 (d)                          2,032           2,048
      8.267% due 07/01/24 (d)                         20,933          21,463
      7.000% due 07/25/24                                  5               5
Santa Barbara Savings
      9.500% due 11/20/18                              6,110           6,141
Saxon Mortgage
      7.701% due 09/25/22 (d)                          4,286           4,340
      7.721% due 08/25/23 (d)                         61,854          62,801
      8.172% due 09/25/24 (d)                         16,052          16,629
Sears Mortgage
      6.763% due 06/25/22 (d)                          1,222           1,223
      7.098% due 09/25/22 (d)                          4,359           4,428
      8.650% due 05/25/32 (d)                         18,527          18,718
Structured Asset Securities Corp.
      5.944% due 02/25/28                             24,500          23,421
UBS Mortgage
      9.000% due 11/27/19                                 59              59
Vendee Mortgage
      7.000% due 02/15/00                              6,231           6,232
      7.750% due 03/15/16                                600             600
      7.750% due 05/15/18                                550             542
Western Federal Savings & Loan
      6.973% due 06/25/21 (d)                         13,594          13,726
                                                                 ------------
                                                                   1,994,270
                                                                 ============
Other Mortgage-Backed Securities 2.0%
Bank of America
      8.375% due 05/01/07                                  4               4
      9.000% due 03/01/08                                111             110

46/PIMCO Funds See accompanying notes

                                                           Principal
                                                              Amount               Value
                                                             (000's)             (000's)
=========================================================================================
Daiwa Mortgage
   7.438% due 09/25/06 (d)                               $     2,110         $     2,126
First Interstate Bancorp
   9.125% due 01/01/09                                            20                  21
General Electric Credit Corp.
   8.000% due 03/01/02                                           158                 161
Georgia Federal Mortgage
  10.500% due 11/01/14                                         2,306               2,386
German American Capital Corp.
   8.360% due 09/30/02                                         4,944               5,003
   6.611% due 07/01/18 (d)                                     9,940               9,800
Great Western Savings & Loan
   5.940% due 09/25/17 (d)                                       238                 230
Guardian
   6.823% due 12/25/18 (d)                                       632                 543
Home Savings of America
   5.770% due 05/25/27 (d)                                     4,451               4,284
Imperial Savings & Loan
  10.000% due 09/01/16                                           330                 346
   8.240% due 01/25/17                                           133                 133
   9.014% due 07/25/17                                           484                 486
LTC Commercial Corp.
   7.100% due 11/28/12                                         4,647               4,653
MDC Mortgage Funding
   8.568% due 01/25/25 (d)                                     5,654               5,760
Mellon Financial Co.
  13.250% due 01/15/99                                           267                 284
Merrill Lynch Mortgage
   9.250% due 12/15/09                                            55                  57
Mid-State Trust
   8.330% due 04/01/30                                        35,683              36,793
OSCC Home Equity
   6.950% due 05/15/07                                           139                 138
PaineWebber Mortgage
   8.249% due 11/25/23 (d)                                     1,630               1,661
Resolution Trust Corp.
   7.767% due 02/25/20 (d)                                       365                 363
   6.994% due 09/25/20 (d)                                    16,710                 167
   8.454% due 06/25/21 (d)                                     9,581               9,611
   7.570% due 09/25/21 (d)                                     5,569               5,587
   6.750% due 10/25/21 (d)                                     1,423               1,432
   7.261% due 10/25/28 (d)                                    34,188              34,818
   7.343% due 10/25/28 (d)                                    17,540              17,743
   7.500% due 10/25/28                                         2,398               2,389
   7.113% due 05/25/29 (d)                                     6,484               6,591
   7.602% due 05/25/29 (d)                                     8,252               8,064
   7.807% due 05/25/29 (d)                                     7,638               7,655
Rural Housing
   3.330% due 10/01/28                                           609                 554
Ryland Acceptance Corp.
   9.000% due 12/01/16                                         1,046               1,078
  11.500% due 12/25/16                                           262                 285
   7.580% due 11/28/22 (d)                                     7,000               7,125
   7.837% due 09/25/23 (d)                                    16,142              16,400
Salomon Mortgage
  11.500% due 09/01/15                                         2,099               2,258
Saxon Mortgage
   7.789% due 12/25/22 (d)                                    16,894              17,037
Sears Mortgage
  12.000% due 02/25/14                                         1,604               1,746
   8.000% due 03/25/22                                         2,447               2,449
Securitized Asset Sales, Inc.
   7.423% due 10/25/22 (d)                                     6,965               6,858
   7.462% due 10/25/23 (d)                                     9,553               9,681
   7.986% due 12/26/23 (d)                                     9,400               9,550
USGI Capital
   8.500% due 11/25/07                                        12,602              12,527
Western Federal Savings & Loan
   6.624% due 11/25/18 (d)                                       422                 417
   6.674% due 03/25/19 (d)                                     3,089               3,081
                                                                             ------------
                                                                                 260,445
                                                                             ============
Stripped Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corp. (IO)
   6.500% due 12/15/02                                            58                   1
  10.038% due 09/15/05                                            59                   7
   6.500% due 11/15/06                                         4,116                 379
   6.500% due 03/15/07                                         8,669                 635
   5.750% due 09/15/07 (d)                                    16,924               1,339
   5.428% due 02/15/08 (d)                                     1,137                 106
  11.651% due 01/15/16                                            72                   8
   6.500% due 08/15/16                                         8,596                 589
   7.000% due 04/15/18                                         6,485                 571
   9.993% due 11/15/18                                           300                  57
   8.845% due 01/15/21                                           601                 132
   9.000% due 05/15/22                                           298                  82
Federal Home Loan Mortgage Corp. (PO)
   0.000% due 06/15/21                                         7,930               7,217
Federal National Mortgage Assn. (IO)
  33.862% due 04/25/02                                            35                   1
   6.750% due 09/25/04                                           178                  12
   7.000% due 06/25/05                                            48                   1
  10.458% due 07/25/05 (d)                                     1,798                 229
   6.500% due 07/25/06                                        10,985                 889
   6.500% due 02/25/07                                         8,046                 774
   6.500% due 07/25/07                                         2,321                 207
   6.500% due 09/25/07                                        12,701               1,113
   6.500% due 10/25/07                                         3,856                 373
   0.100% due 03/25/09 (d)                                    65,671               1,486
   7.000% due 05/25/12                                           636                  10
   7.000% due 08/25/15                                         7,052                 554
   7.000% due 08/25/16                                         1,828                 146
   6.500% due 08/25/20                                         2,666                 674
  10.070% due 01/25/21                                           201                  59
   9.032% due 08/25/21                                         3,022                 719
   0.950% due 11/25/21 (d)                                    67,555               1,198
   6.500% due 01/25/23                                         8,935               1,266
Federal National Mortgage Assn. (PO)
   0.000% due 09/01/07                                         1,512               1,076
   0.000% due 02/25/21                                         8,129               6,865
   0.000% due 06/25/22                                         4,808               4,045
   0.000% due 08/25/23                                           508                 241
PaineWebber (IO)
  13.595% due 08/01/19                                           362                 141
Vendee Mortgage (IO)
   0.542% due 06/15/23                                       236,741               5,497
                                                                             ------------
                                                                                  38,699
                                                                             ------------
Total Mortgage-Backed Securities                                               7,374,608
(Cost $7,426,376)                                                            ============

-----------------------------------------------------------------------------------------
Asset-Backed Securities 2.3%
-----------------------------------------------------------------------------------------

American Airlines Equipment Trust
  10.210% due 01/01/10                                         6,500               7,628
Associates Manufactured Housing
   7.000% due 03/15/27                                           900                 900
Copelco Capital Funding Corp.
   6.340% due 07/20/04                                           105                 105
CSXT Trade Receivables
   5.050% due 09/25/99                                           500                 491
Delta Air Lines Equipment Trust
   9.230% due 07/02/02                                        15,392              15,988
  10.500% due 01/02/07                                         7,701               8,844
  10.570% due 01/02/07                                        15,881              19,206
   9.550% due 01/02/08                                         7,773               8,282
  10.140% due 08/14/12                                         1,000               1,144
  10.000% due 06/05/13                                        10,828              12,214
Discover Card Trust
   7.300% due 05/21/99                                            33                  33
   5.797% due 10/16/13 (d)                                       400                 407
EQCC Home Equity Loan Trust
   6.100% due 10/15/03                                        23,720              23,719
First Omni Bank
   6.650% due 09/15/03 (d)                                     1,500               1,491
Ford Motor Credit Corp.
   5.500% due 02/15/03                                         1,300               1,235
Green Tree Financial Group
   7.150% due 07/15/27                                         1,025               1,021
Green Tree Home Improvement Loan Trust
   6.100% due 01/15/28                                        22,960              22,946


                                  1997 Annual Report See accompanying notes / 47

Total Return Fund
March 31, 1997

                                                  Principal
                                                     Amount            Value
                                                    (000's)          (000's)
================================================================================
IMC Home Equity Loan Trust
     7.443% due 07/25/26  (d)                  $      2,298      $     2,316
MBNA Master Credit Card Trust
     6.050% due 11/15/02                                245              240
Money Store
     6.260% due 06/15/03                             30,258           30,220
     6.230% due 12/15/08                             22,000           21,973
NationsBank Auto Owner Trust
     6.375% due 07/15/00                              1,700            1,701
NationsBank Corp.
     5.850% due 06/15/02                                716              714
Newcourt Receivable Asset Trust
     6.240% due 12/20/04                                 62               62
Sears Credit Account Master Trust
     6.050% due 01/16/08                                500              477
Standard Credit Card Master Trust
     6.750% due 06/07/00                                290              292
     7.250% due 04/07/08                                300              300
Student Loan Marketing Assn.
     5.815% due 04/25/04  (d)                        36,672           36,749
United Air Lines Equipment Trust
     9.200% due 03/22/08                              4,466            4,690
    10.360% due 11/13/12                              7,000            8,134
    10.020% due 03/22/14                              4,500            5,080
    10.850% due 07/05/14                             34,111           40,872
    10.125% due 03/22/15                             14,300           16,323
     9.060% due 06/17/15                              5,000            5,266
     9.210% due 01/21/17                              2,000            2,137
                                                                 ------------
Total Asset-Backed Securities                                        303,200
(Cost $298,467)                                                  ============
--------------------------------------------------------------------------------
 Sovereign Issues 4.8%
--------------------------------------------------------------------------------
Banco Nacional de Obra y Servicios
     6.875% due 10/01/98                             19,500           19,305
Commonwealth of Canada
     5.270% due 04/08/97                                300              300
     5.370% due 04/09/97                              9,200            9,189
     5.410% due 04/15/97                             44,200           44,107
     5.530% due 04/21/97                                500              498
     5.520% due 04/28/97                             30,000           29,876
     5.520% due 06/05/97                            122,500          121,243
     5.310% due 06/09/97                              9,000            8,902
Kingdom of Sweden
     5.360% due 06/02/97                              5,100            5,050
    10.250% due 11/01/15                                500              602
Province of British Columbia
     5.500% due 04/23/97                                400              399
     5.530% due 04/29/97                             15,000           14,935
     5.300% due 05/06/97                                100               99
Province of Newfoundland
     9.000% due 06/01/19                                500              570
Province of Nova Scotia
     9.375% due 07/15/02                              1,000            1,096
Province of Ontario
     6.125% due 06/28/00                                 50               49
     7.750% due 06/04/02                                200              207
     7.000% due 08/04/05                              1,000              986
Province of Quebec
     7.500% due 07/15/02                              6,000            6,067
Province of Saskatchewan
     9.125% due 02/15/21                              3,000            3,440
Republic of Argentina
     5.500% due 09/01/97  (d)                           500              499
     5.627% due 04/01/00  (d)                        60,000           27,600
     5.375% due 04/01/01  (d)                        19,904           19,017
     6.750% due 03/31/05  (d)                       316,560          282,925
United Mexican States
     7.625% due 08/06/01  (d)                        38,000           38,700
                                                                 ------------
Total Sovereign Issues                                               635,661
(Cost $596,471)                                                  ============
--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(f) 3.0%
--------------------------------------------------------------------------------
City of Montreal
    11.500% due 09/20/00  C$                          7,000            5,919
Commonwealth of Canada
     8.500% due 03/01/00                       $    103,860      $    81,232
     6.500% due 06/01/04                              1,000              722
     4.250% due 12/01/26  (h)                       145,404          104,037
Commonwealth of New Zealand
     6.500% due 02/15/00  N$                        160,000          107,377
    10.000% due 03/15/02                            107,500           80,891
     8.000% due 04/15/04                              7,000            4,868
Petroleos Mexicanos
     7.750% due 09/30/98  FF                          5,000              924
Reynolds R.J.
     6.875% due 11/22/00  DM                          9,500            5,905
                                                                 ------------
Total Foreign Currency-Denominated Issues                            391,875
(Cost $395,737)                                                  ============
--------------------------------------------------------------------------------
 OTC Interest Rate Caps 0.0%
--------------------------------------------------------------------------------
3 Month Libor
     Strike @ 85.50 Exp. 06/16/97              $  2,454,000               61
                                                                 ------------
Total OTC Interest Rate Caps                                              61
(Cost $61)                                                       ============
--------------------------------------------------------------------------------
Purchased CME Put Options 0.0%
--------------------------------------------------------------------------------
Eurodollar June Futures
     Strike @ 92.25 Exp. 06/16/97                   500,000               13
Eurodollar September Futures
     Strike @ 91.00 Exp. 09/15/97                 2,000,000               50
Eurodollar September Futures
     Strike @ 91.75 Exp. 09/15/97                 8,650,000              216
Eurodollar September Futures
     Strike @ 92.00 Exp. 09/15/97                 1,000,000               25
Eurodollar December Futures
     Strike @ 91.00 Exp. 12/15/97                 1,800,000               45
                                                                 ------------
Total Purchased CME Put Options                                          349
(Cost $267)                                                      ============
--------------------------------------------------------------------------------
 Purchased OTC Call Options 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Note
     6.250% due 05/31/00
     Strike @ 91.875 Exp. 05/08/97                   55,500            3,877
U.S. Treasury Note
     6.50% due 05/31/01
     Strike @ 92.44 Exp. 04/28/97                    60,300            4,041
                                                                 ------------
Total Purchased OTC Call Options                                       7,918
(Cost $9,058)                                                    ============
--------------------------------------------------------------------------------
 Preferred Stock 0.1%
--------------------------------------------------------------------------------
                                                     Shares
Banco Bilbao Vizcaya International                  266,217            7,587
California Federal Bank                              50,000            5,650
Unocal Capital Trust                                    402               22
                                                                 ------------
Total Preferred Stocks                                                13,259
(Cost $12,586)                                                   ============
--------------------------------------------------------------------------------
 Short-Term Instruments 14.5%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                    (000's)
Discount Notes 13.0%
Abbott Laboratories
     5.280% due 04/02/97                            $37,000           36,995
     5.500% due 04/29/97                             58,900           58,648
Ameritech Corp.
     5.290% due 04/03/97                              1,500            1,500
     5.290% due 04/08/97                             35,000           34,964
     5.280% due 04/11/97                             37,000           36,946
     5.530% due 04/30/97                             21,000           20,906
Australian Wheat Board
     5.310% due 04/04/97                                200              200
Caisse d'Amortissement
     5.540% due 04/30/97                             18,000           17,920



48/PIMCO Funds See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                         (000's)        (000's)
===============================================================================
Canadian Wheat Board
   5.290% due 04/23/97                                $    7,000   $     6,977
   5.310% due 04/24/97                                     4,000         3,986
   5.270% due 05/08/97                                    10,800        10,742
Dow Jones, Inc.
   5.550% due 05/12/97                                       200           199
E.I. Du Pont de Nemours
   5.290% due 04/10/97                                     1,200         1,198
Electricite de France
   5.300% due 04/22/97                                     9,000         8,972
   5.300% due 04/28/97                                     1,400         1,394
   5.300% due 04/29/97                                       700           697
   5.500% due 04/29/97                                       300           299
Emerson Electric Co.
   5.490% due 05/05/97                                     1,000           995
Federal Farm Credit Bank
   5.240% due 05/21/97                                       100            99
Federal Home Loan Bank
   5.410% due 04/17/97                                     7,300         7,282
   5.430% due 05/08/97                                     1,300         1,293
Florida Power Corp.
   5.290% due 04/01/97                                     5,200         5,200
   5.550% due 04/22/97                                     8,000         7,974
Ford Motor Credit Corp.
   5.320% due 04/03/97                                     1,300         1,300
   5.310% due 04/07/97                                    43,000        42,962
   5.310% due 04/09/97                                    57,200        57,133
   5.280% due 04/22/97                                    53,100        52,936
   5.300% due 04/23/97                                     2,700         2,691
   5.290% due 04/24/97                                    36,300        36,177
   5.280% due 04/25/97                                    18,000        17,937
   5.550% due 05/02/97                                       500           498
   5.550% due 05/05/97                                     2,500         2,487
   5.550% due 05/21/97                                   150,000       148,844
Export Development Corp
   5.280% due 04/14/97                                    50,000        49,905
Federal Home Loan Mortgage Corp.
   5.170% due 04/10/97                                     6,000         5,992
   5.280% due 06/05/97                                       879           870
Federal National Mortgage Assn.
   5.240% due 04/08/97                                       600           599
   5.220% due 04/22/97                                     1,400         1,396
   5.470% due 05/02/97                                    24,000        23,887
   5.480% due 05/02/97                                    15,300        15,228
General Electric Capital Corp.
   5.300% due 04/09/97                                   150,000       149,823
   5.300% due 04/23/97                                    40,000        39,870
   5.310% due 04/23/97                                    46,300        46,150
   5.250% due 04/24/97                                    56,000        55,812
   5.340% due 04/28/97                                     3,900         3,884
   5.330% due 04/29/97                                       700           697
   5.550% due 05/05/97                                       500           497
   5.320% due 05/07/97                                     2,800         2,785
General Motors Acceptance Corp.
   5.260% due 04/02/97                                    40,000        39,994
   5.350% due 04/09/97                                    26,000        25,969
   5.350% due 04/10/97                                    13,000        12,983
   5.333% due 04/23/97                                    20,000        19,935
   5.580% due 05/07/97                                       400           398
KFW International Finance, Inc.
   5.500% due 04/04/97                                     1,700         1,699
   5.270% due 04/17/97                                     6,000         5,986
   5.250% due 04/25/97                                     1,000           997
   5.250% due 04/29/97                                       700           697
   5.550% due 04/29/97                                     9,500         9,459
   5.580% due 04/29/97                                    18,300        18,221
Kellogg Co.
   5.550% due 04/14/97                                    11,500        11,477
Kimberly-Clark Corp.
   5.500% due 04/01/97                                     1,900         1,900
Minnesota Mining & Manufacturing Co.
   5.280% due 04/02/97                                       679           679
Mobil Australia
   6.750% due 04/01/97                                    28,600        28,600
   5.320% due 04/30/97                                     6,800         6,771
   5.550% due 05/21/97                                    37,800        37,509
   5.420% due 06/18/97                                     5,100         5,037
National Rural Utilities Cooperative
   5.290% due 04/01/97                                     7,700         7,700
   5.300% due 04/03/97                                       800           800
   5.280% due 04/11/97                                     5,000         4,993
   5.290% due 04/18/97                                    20,000        19,950
   5.280% due 04/21/97                                    25,000        24,927
   5.330% due 04/29/97                                     2,000         1,992
   5.550% due 05/14/97                                     4,800         4,768
   5.550% due 05/15/97                                    65,000        64,559
   5.330% due 05/20/97                                    27,000        26,804
   5.330% due 05/22/97                                    50,000        49,622
   5.600% due 05/28/97                                     8,700         8,623
New Center Asset Trust
   6.700% due 04/01/97                                       900           900
   5.300% due 04/02/97                                       100           100
   5.270% due 04/09/97                                    40,300        40,253
   5.320% due 04/11/97                                     1,300         1,298
   5.520% due 04/25/97                                     2,600         2,590
   5.570% due 05/08/97                                       500           497
   5.570% due 06/24/97                                   176,500       174,163
Pitney Bowes Credit
   5.290% due 04/08/97                                     1,400         1,399
Queensland Treasury Corp.
   5.310% due 04/21/97                                       800           798
   5.320% due 04/21/97                                     1,000           997
   5.300% due 04/28/97                                       100           100
   5.320% due 04/28/97                                     3,100         3,088
Shell Oil Co.
   5.570% due 04/14/97                                    12,900        12,874
Western Australian Treasury Corp.
   5.250% due 05/20/97                                     1,000           993
   5.340% due 05/20/97                                       800           794
Wool International
   5.300% due 04/16/97                                     1,218         1,215
                                                                   ------------
                                                                     1,710,854
                                                                   ============

Repurchase Agreements 0.8%
Daiwa Securities America
   6.200% due 04/01/97                                    95,000        95,000
   (Dated 03/31/97. Collateralized by U.S. Treasury
   Note 6.500% 05/31/01 valued at $97,125,864.
   Repurchase proceeds are $95,016,361.)
State Street Bank
   5.000% due 04/01/97                                     4,357         4,357
   (Dated 03/31/97. Collateralized by U.S. Treasury
   Bond 7.250% 05/15/16 valued at $4,448,269.
   Repurchase proceeds are $4,357,605.)
                                                                   ------------
                                                                        99,357
                                                                   ============

U.S. Treasury Bills 0.7%
   5.057% due 05/01/97-07/03/97 (b)(g)                    99,195        98,279
                                                                   ------------
Total Short-Term Instruments                                         1,908,490
(Cost $1,908,546)                                                  ============

Total Investments (a) 105.8%                                       $13,968,846
(Cost $14,009,795)

Written Options (e) (0.2%)                                             (26,352)
(Premiums $30,218)

Other Assets and Liabilities (Net) (5.6%)                             (743,788)
                                                                   ------------

Net Assets 100.0%                                                  $13,198,706
                                                                   ============


                                    1997 Annual Report See accompanying notes/49

Total Return Fund
March 31, 1997


                                                                                                    Value
                                                                                                  (000's)
=========================================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At March 31,1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there was
an excess of value over tax cost.                                                          $     135,961

Aggregate gross unrealized depreciation for all investments in which there was
an excess of tax cost over value.                                                               (147,615)
                                                                                           ---------------

Unrealized depreciation-net                                                                $     (11,654)
                                                                                           ===============

(b) Securities with an aggregate market value of $99,582 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31,1997:

                                                                                               Unrealized
                                                                                            Appreciation/
Type                                                                 Contracts             (Depreciation)
----------------------------------------------------------------------------------------------------------
U.S. Municipal Bond (06/97)                                                735                $      (789)
U.S. Treasury 5 Year Note (06/97)                                        2,299                     (2,227)
U.S. Treasury 10 Year Note (06/97)                                      23,712                    (36,570)
U.S. Treasury 30 Year Bond (06/97)                                       4,751                    (10,885)
Eurodollar June Futures (06/97)                                          6,638                      9,480
Eurodollar September Futures (09/97)                                       430                       (460)
Eurodollar December Futures (12/97)                                        500                       (521)
                                                                                              ------------
                                                                                              $   (41,972)
                                                                                              ============

(c) Foreign forward currency contracts outstanding at March 31,1997:

                                            Principal
                                               Amount                                           Unrealized
                                              Covered                  Expiration            Appreciation/
Type                                      by Contract                       Month           (Depreciation)
----------------------------------------------------------------------------------------------------------
Buy                         C$                 66,432                       04/97           $        (579)
Buy                                           169,851                       05/97                  (1,558)
Sell                                           66,432                       04/97                   1,301
Sell                                          169,851                       05/97                   3,308
Sell                                           54,178                       09/97                     769
Sell                                          161,146                       03/98                   1,573
Buy                         DM                 30,310                       04/97                  (2,052)
Sell                                           40,043                       04/97                   3,371
Buy                         DG                    102                       04/97                      (1)
Sell                        FF                  5,735                       07/97                     (28)
Sell                        N$                 22,340                       05/97                     214
Sell                                          194,393                       06/97                     212
                                                                                            -------------
                                                                                            $       6,530
                                                                                            =============

(d) Variable rate security.  The rate listed is as of March 31,1997.

(e) Premiums received on Written Options:

                                                                                     Premiums      Market
Type                                                                       Par       Received       Value
---------------------------------------------------------------------------------------------------------
Call - Commonwealth of Canada
      6.250% due 09/98
      Strike @ 103.35 Exp. 04/02/97                              C$    150,000       $    278   $       0
Put - Commonwealth of Canada
      6.250% due 09/98
      Strike @ 101.35 Exp. 04/02/97                                    150,000            289           0
Call - CBOT U.S. Treasury Bond June Futures
      Strike @ 112.00 Exp. 06/16/97                               $    205,500          1,059         321
      Strike @ 116.00 Exp. 06/16/97                                    200,000          1,755          31
Put - CBOT U.S. Treasury Bond June Futures
      Strike @ 108.00 Exp. 06/16/97                                    205,500          2,101       3,853
      Strike @ 110.00 Exp. 06/16/97                                    380,000          3,901      12,350
Put - CBOT U.S. Treasury Note September Futures
      Strike @ 107.00 Exp. 08/23/97                                      8,700          1,770       2,382
Put - CME Eurodollar June Futures
      Strike @ 93.00 Exp. 06/16/97                                     300,000            223           8
      Strike @ 93.25 Exp. 06/16/97                                   1,200,000          1,059          30
      Strike @ 93.50 Exp. 06/16/97                                  14,251,000         12,170         356
      Strike @ 94.00 Exp. 06/16/97                                   4,969,000          1,474       1,118
Put - CME Eurodollar September Futures
      Strike @ 93.00 Exp. 09/15/97                                   2,560,000            315         192
Put - CME Eurodollar December Futures
      Strike @ 93.50 Exp. 12/15/97                                   1,000,000            570         825
      Strike @ 93.75 Exp. 12/15/97                                   4,115,000          3,254       4,886
                                                                                     --------------------
                                                                                     $ 30,218   $  26,352
                                                                                     ====================

(f) Principal amount denoted in indicated currency:

             C$ - Canadian Dollar
             DG - Dutch Guilder
             DM - German Mark
             FF - French Franc
             N$ - New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Security is part of an integrated SWAP transaction as discussed in Note K below and as a result is restricted to resale.

(k) Terms of agreements require the payment of fixed rate interest earned on a security held by the Fund in exchange for variable rate interest based upon the 3 Month LIBOR rate. The terms of the agreement also include a put option which enables the Fund to put the underlying security to the counterparty at par. Swap agreements outstanding at March 31, 1997:

                                                Notional                    Unrealized
Type                                              Amount                  Appreciation
--------------------------------------------------------------------------------------
Receive floating rate based on 3 month
LIBOR and pay fixed rate.

Broker: Merrill Lynch
Exp. 04/11/97                              $      25,000                  $          0

Broker: Merrill Lynch
Exp. 04/11/97                                     43,021                             0

Broker: Merrill Lynch
Exp. 09/11/97                                     19,731                             0

Broker: Merrill Lynch
Exp. 09/11/97                                     25,000                             0
                                                                          ------------
                                                                          $          0
                                                                          ============

50/PIMCO Funds See accompanying notes

Schedule of Investments
Total Return Fund II
March 31, 1997

                                                    Principal
                                                       Amount      Value
                                                      (000's)    (000's)
-------------------------------------------------------------------------
Corporate Bonds and Notes 16.1%
-------------------------------------------------------------------------
Banking and Finance 4.0%
Citicorp
     5.625% due 05/29/98 (c)                        $   5,000   $  4,997
First Interstate Bancorp
     5.913% due 06/25/97 (c)                              250        250
General Motors Acceptance Corp.
     6.750% due 04/25/97                               10,000     10,007
     7.900% due 05/01/97                                  500        501
Great Western Bank
     8.625% due 12/01/98                                3,000      3,086
Lehman Brothers
     8.875% due 11/01/98                                  500        516
                                                                --------
                                                                  19,357
                                                                ========
Industrials 8.4%
AMR Corp.
     7.750% due 12/01/97                               10,000     10,079
     9.430% due 05/10/01                                1,000      1,071
     8.900% due 02/26/07                                6,450      6,935
Time Warner, Inc.
     6.456% due 08/15/00 (c)                            5,575      5,577
     7.975% due 08/15/04                                3,345      3,369
     8.110% due 08/15/06                                6,690      6,730
     8.180% due 08/15/07                                6,690      6,822
                                                                --------
                                                                  40,583
                                                                ========
Utilities 3.7%
Commonwealth Edison
     8.000% due 10/15/03                                7,550      7,692
CTC Mansfield Funding
    11.125% due 09/30/16                                2,500      2,669
Long Island Lighting Co.
     9.000% due 11/01/22                                7,250      7,798
                                                                --------
                                                                  18,159
                                                                --------
Total Corporate Bonds and Notes                                   78,099
(Cost $74,859)                                                  ========

-------------------------------------------------------------------------
U.S. Treasury Notes 22.7%
-------------------------------------------------------------------------
     5.625% due 10/31/97                               50,000     49,937
     6.125% due 03/31/98                               60,000     60,038
                                                                --------
Total U.S. Treasury Notes                                        109,975
(Cost $110,248)                                                 ========

-------------------------------------------------------------------------
Mortgage-Backed Securities 59.2%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 6.9%
     6.500% due 05/13/27                                  250        233
     7.250% due 03/01/06                                  377        380
     7.500% due 04/10/27                                5,500      5,409
     7.753% due 02/01/23 (c)                            1,519      1,571
     7.959% due 12/01/22 (c)                           15,679     16,313
     8.000% due 04/01/25-12/01/25 (d)                   8,624      8,699
     8.250% due 03/01/08-05/01/08 (d)                     228        234
     8.500% due 12/01/01                                    6          6
     9.500% due 02/01/11                                  121        130
    10.000% due 06/01/11                                   26         28
    10.500% due 04/01/01                                  107        112
    15.500% due 06/01/11                                    3          3
                                                                --------
                                                                  33,118
                                                                ========
Federal Housing Administration 0.2%
     5.596% due 10/01/19                                  374        372
     8.829% due 05/01/19                                  567        593
                                                                --------
                                                                     965
                                                                ========
Federal National Mortgage Association 11.0%
     6.955% due 02/01/23 (c)                            5,808      5,904
     7.000% due 08/01/09                                  424        423
     7.368% due 07/01/20 (c)                            1,684      1,755
     7.500% due 04/01/24                               15,853     15,678
     7.532% due 04/01/24 (c)                            3,424      3,530
     7.750% due 10/01/07                                  473        474
     7.849% due 10/01/24 (c)                            2,399      2,522
     7.976% due 01/01/24 (c)                            4,100      4,270
     8.000% due 10/01/05                                  522        533
     8.039% due 12/01/23 (c)                            1,501      1,562
     8.500% due 12/01/01-08/01/07 (d)                   5,019      5,191
     8.500% due 04/01/17-06/01/26 (d)                   9,415      9,666
     9.000% due 12/01/01                                1,331      1,383
    11.000% due 09/01/10                                  297        327
    13.750% due 10/01/10-12/01/14 (d)                     126        147
    14.500% due 03/01/13                                   10         11
    14.750% due 10/01/12-11/01/12 (d)                      31         37
                                                                --------
                                                                  53,413
                                                                ========
Government National Mortgage Association 24.9%
     5.500% due 01/20/26 (c)                            2,877      2,909
     6.500% due 01/20/25 (c)                            3,488      3,589
     6.500% due 12/15/25-04/17/27 (d)                  29,626     27,483
     7.000% due 04/17/27-05/19/27 (d)                  80,000     76,267
     7.125% due 06/20/23-09/20/24 (c)(d)                9,619      9,866
     7.500% due 03/15/24                                  386        380
    12.000% due 10/15/12-10/15/15 (d)                      57         64
                                                                --------
                                                                 120,558
                                                                ========
Collateralized Mortgage Obligations 14.8%
AFC Home Equity Loan Trust
     7.348% due 10/25/26 (c)                            4,261      4,299
American Southwest Financial
     8.450% due 09/01/17                                  246        245
Capstead
     8.900% due 12/25/21                                  698        716
Chase Mortgage Financial Corp.
     8.000% due 06/25/24                                  247        248
Collateralized Mortgage Securities Corp.
     9.000% due 04/25/10                                8,352      8,416
Donaldson, Lufkin & Jenrette
    11.000% due 08/01/19                                  386        435
Federal Home Loan Mortgage Corp.
     7.000% due 04/25/15                                  184        184
     8.800% due 12/01/15                                  275        288
     9.000% due 12/15/20                                3,440      3,589
     7.000% due 07/15/22                               13,320     11,852
Federal National Mortgage Assn.
     8.500% due 03/25/17                                  452        454
     9.000% due 09/25/18                                1,187      1,216
     9.250% due 07/25/19                                6,526      6,781
Guaranteed Mortgage Corp.
     9.300% due 07/20/19                                1,000      1,050
Independent National Mortgage Corp.
     7.946% due 11/25/24 (c)                            6,657      6,825
     8.212% due 11/25/24 (c)                            6,453      6,620
Norwest Mortgage
    12.375% due 01/01/14                                  447        479
Ryland Acceptance Corp.
     8.000% due 09/25/22                                4,966      4,985
Saxon Mortgage
     7.701% due 09/25/22 (c)                            3,513      3,557
     7.445% due 01/25/23 (c)                            5,497      5,549
Sears Mortgage
     8.250% due 09/25/31                                    8          8
     8.650% due 05/25/32 (c)                            3,759      3,798
U.S. Home Equity
     8.500% due 04/15/21                                   20         21
                                                                --------
                                                                  71,615
                                                                ========
Other Mortgage-Backed Securities 1.4%
Bank of America
     9.000% due 03/01/08                                    2          2
Dime Savings
     7.079% due 11/01/18 (c)                              180        165
Federal Home Loan Mortgage Corp.
    11.875% due 06/15/13                                  296        331
Ryland Acceptance Corp.
     7.837% due 09/25/23 (c)                            5,664      5,754
Security Pacific National Bank
     8.500% due 03/01/17                                    4          4
Western Federal Savings & Loan
     6.674% due 03/25/19 (c)                              668        666
                                                                --------
                                                                   6,922
                                                                --------
Total Mortgage-Backed Securities                                 286,591
(Cost $289,862)                                                 ========


                                  1997 Annual Report See accompanying notes/51

Total Return Fund II
March 31, 1997

                                                      Principal
                                                         Amount           Value
                                                        (000's)         (000's)
-------------------------------------------------------------------------------
Asset-Backed Securities 7.7%
-------------------------------------------------------------------------------
Conti Mortgage Home Equity Loan Trust
  6.190% due 10/15/11 (c)                            $    5,000      $    4,958
  6.230% due 10/15/11 (c)                                 5,000           4,984
EQCC Home Equity Loan Trust
  6.100% due 10/15/03                                    20,000          19,999
United Air Lines Equipment Trust
  9.190% due 12/24/13                                     7,213           7,165
                                                                     ----------
Total Asset-Backed Securities                                            37,106
(Cost $37,852)                                                       ==========

-------------------------------------------------------------------------------
Purchased CME Put Options 0.0%
-------------------------------------------------------------------------------
Eurodollar June Futures
  Strike @ 91.75 Exp. 06/16/97                          275,000               7
Eurodollar September Futures
  Strike @ 92.25 Exp. 09/15/97                          400,000              10
                                                                     ----------
Total Purchased CME Put Options                                              17
(Cost $17)                                                           ==========

-------------------------------------------------------------------------------
Purchased OTC Call Options 0.7%
-------------------------------------------------------------------------------
U.S. Treasury Note
  6.250% due 04/30/01
  Strike @ 91.53 Exp. 05/06/97                           50,000           3,393
                                                                     ----------
Total Purchased OTC Call Options                                          3,393
(Cost $3,922)                                                        ==========

-------------------------------------------------------------------------------
Short-Term Instruments 11.0%
-------------------------------------------------------------------------------
Discount Notes 9.4%
E.I. Du Pont de Nemours
  5.370% due 04/04/97                                       400             400
  5.290% due 04/10/97                                     7,400           7,390
Ford Motor Credit Corp.
  5.320% due 04/10/97                                     2,300           2,297
  5.300% due 04/11/97                                       900             899
General Electric Capital Corp.
  5.300% due 04/23/97                                       800             797
  5.250% due 04/24/97                                     3,900           3,887
  5.360% due 04/24/97                                     2,200           2,192
  5.480% due 04/25/97                                     2,500           2,491
  5.330% due 04/30/97                                     1,400           1,394
General Motors Acceptance Corp.
  5.580% due 05/07/97                                     6,000           5,966
  5.580% due 06/23/97                                     1,300           1,283
National Rural Utilities Cooperative
  5.310% due 04/03/97                                     2,000           1,999
  5.330% due 04/10/97                                     3,100           3,096
New Center Asset Trust
  6.700% due 04/01/97                                     2,000           2,000
  5.300% due 04/02/97                                     1,500           1,500
  5.270% due 04/09/97                                       300             300
  5.520% due 04/25/97                                       800             797
Pitney Bowes Credit Corp.
  5.550% due 06/26/97                                     6,700           6,609
                                                                     ----------
                                                                         45,297
                                                                     ==========

Repurchase Agreement 1.1%
State Street Bank
  5.000% due 04/01/97                                     5,456           5,456
  (Dated 03/31/97.  Collateralized by U.S. Treasury                  ----------
  Bond 7.250% 05/15/16 valued at $5,568,077.
  Repurchase proceeds are $5,456,758.)

U.S. Treasury Bills 0.5%
  5.078% due 06/26/97-07/03/97 (b)(d)                     2,230           2,201
                                                                     ----------
Total Short-Term Instruments                                             52,954
(Cost $52,957)                                                       ==========


                                                                        Value
                                                                        (000's)
===============================================================================
Total Investments (a) 117.4%                                        $   568,135
(Cost $569,717)

Written Options (e) 0.0%                                                    (39)
(Premiums $1,531)

Other Assets and Liabilities (Net) (17.4%)                          $   (84,341)
                                                                    -----------

Net Assets 100.0%                                                   $   483,755
                                                                    ===========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $     4,928

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                        (6,510)
                                                                    ------------

Unrealized depreciation - net                                       $    (1,582)
                                                                    ===========

(b) Securities with an aggregate market value of $2,201 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                                  Unrealized
                                                                                 Appreciation
Type                                                        Contracts           (Depreciation)
----------------------------------------------------------------------------------------------
Eurodollar June Futures (06/97)                                   200            $         303
CBOT U.S. Treasury 5 Year Note (06/97)                            267                     (259)
CBOT U.S. Treasury 10 Year Note (06/97)                           762                   (1,034)
CBOT U.S. Treasury 30 Year Bond (06/97)                            74                     (132)
                                                                                 -------------
                                                                                 $      (1,122)
                                                                                 =============

(c) Variable rate security.  The rate listed is as of March 31, 1997.

(d) Securities are grouped by coupon and represent a range of maturities.

(e) Premiums received on Written Put Options:

                                                                      Premiums       Market
Type                                                       Par        Received       Value
-------------------------------------------------------------------------------------------
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97                      $   1,550       $  1,531    $       39


52/PIMCO Funds See accompanying notes

Schedule of Investments

Total Return Fund III
March 31, 1997

                                                           Principal
                                                              Amount               Value
                                                             (000's)             (000's)
-----------------------------------------------------------------------------------------
Corporate Bonds and Notes 11.7%
-----------------------------------------------------------------------------------------
Banking and Finance 5.2%
AT&T Capital Corp.
   5.880% due 11/05/97                                  $     10,000          $    9,991
                                                                              -----------

Industrials 1.0%
Spieker Properties
   6.950% due 12/15/02                                         2,000               1,950
                                                                              -----------
Utilities 5.5%
Cleveland Electric Illuminating Co.
   8.750% due 11/15/05                                         3,500               3,419
Commonwealth Edison
   6.250% due 02/01/98                                         3,000               2,989
Long Island Lighting Co.
   8.900% due 07/15/19                                         3,000               3,148
North Atlantic Energy
   9.050% due 06/01/02                                           622                 615
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                           500                 505
                                                                              -----------
                                                                                  10,676
                                                                              -----------
Total Corporate Bonds and Notes                                                   22,617
(Cost $22,796)                                                                ===========

-----------------------------------------------------------------------------------------
U.S. Treasury Notes 21.7%
-----------------------------------------------------------------------------------------

   5.625% due 10/31/97                                        40,000              39,950
   6.000% due 09/30/98                                         2,000               1,991
                                                                              -----------
Total U.S. Treasury Notes                                                         41,941
(Cost $41,979)                                                                ===========

-----------------------------------------------------------------------------------------
U.S. Government Agencies 0.2%
-----------------------------------------------------------------------------------------

Federal National Mortgage Assn.
   9.150% due 04/10/98                                           300                 309
   5.870% due 10/15/03                                            50                  47
Government Trust Certificate - Greece
  8.000% due 05/15/98                                            123                 123
                                                                              -----------
Total U.S. Government Agencies                                                       479
(Cost $473)                                                                   ===========

-----------------------------------------------------------------------------------------
Mortgage-Backed Securities 48.0%
-----------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation 1.5%
   7.959% due 12/01/22 (d)                                     2,525               2,627
   8.000% due 02/01/06                                           361                 368
                                                                              -----------
                                                                                   2,995
                                                                              ===========

Federal National Mortgage Association 6.5%
   6.085% due 12/01/27 (d)                                       995                 981
   7.500% due 04/01/24                                         3,963               3,920
   7.904% due 07/01/23 (d)                                     1,259               1,309
   8.000% due 07/01/23-07/01/26 (g)                            5,246               5,301
   8.250% due 07/01/17                                           160                 165
   8.500% due 02/01/07                                           794                 818
   9.000% due 07/01/05                                            52                  54
                                                                              -----------
                                                                                  12,548
                                                                              ===========
Government National Mortgage Association 24.1%
   5.500% due 01/20/26 (d)                                     1,918               1,939
   6.000% due 12/20/26                                         1,000               1,002
   6.500% due 01/15/26-04/17/27 (g)                           14,775              13,716
   6.875% due 10/20/24 (d)                                     3,218               3,283
   6.875% due 11/20/24 (d)                                     3,742               3,824
   7.000% due 08/20/25 (d)                                     6,980               7,106
   7.125% due 06/20/22 (d)                                     3,819               3,911
   7.125% due 09/20/23 (d)                                     6,833               6,996
   8.500% due 06/15/25                                         4,740               4,869
                                                                              -----------
                                                                                  46,646
                                                                              ===========

Collateralized Mortgage Obligations 12.3%
Chase Mortgage Financial Corp.
   9.500% due 04/25/24                                           134                 134
CMC Securities Corp.
   7.627% due 04/25/25 (d)                                     3,098               3,148
Collateralized Mortgage Obligation Trust
   8.000% due 01/01/17                                         4,884               4,902
Federal Home Loan Mortgage Corp.
   8.000% due 05/15/00                                            97                  99
   8.000% due 02/15/15                                         2,231               2,262
   7.500% due 04/15/19                                           277                 277
Federal National Mortgage Assn.
   7.750% due 07/25/19                                           297                 299
Greenwich
   8.652% due 11/25/24 (d)                                       913                 929
PNC Mortgage Securities Corp.
   7.500% due 06/25/10                                           798                 796
Prudential Home
   8.447% due 11/25/23 (d)                                     2,011               2,064
Residential Accredit Loans, Inc.
   7.050% due 01/25/26                                         2,000               1,892
   7.250% due 01/25/26                                         3,000               2,784
Residential Funding
   9.000% due 07/01/21                                           480                 486
Resolution Trust Corp.
   8.835% due 12/25/23                                         2,500               2,509
Sears Mortgage
   8.650% due 05/25/32 (d)                                     1,128               1,140
                                                                              -----------
                                                                                  23,721
                                                                              ===========

Other Mortgage-Backed Securities 2.6%
Guardian
   6.807% due 07/25/20 (d)                                     1,216                 792
Resolution Trust Corp.
   8.625% due 10/25/21                                           100                 100
   7.807% due 05/25/29 (d)                                     2,625               2,630
Ryland Acceptance Corp.
   7.837% due 09/25/23 (d)                                     1,463               1,486
                                                                              -----------
                                                                                   5,008
                                                                              ===========

Stripped Mortgage-Backed Securities 1.0%
Federal Home Loan Mortgage Corp. (IO)
   6.500% due 04/15/22                                         7,147                 909
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                         1,036                 939
                                                                              -----------
                                                                                   1,848
                                                                              -----------
Total Mortgage-Backed Securities                                                  92,766
(Cost $93,492)                                                                ===========

-----------------------------------------------------------------------------------------
Asset-Backed Securities 7.8%
-----------------------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
   6.230% due 10/15/11 (d)                                     5,000               4,984
EQCC Home Equity Loan Trust
   6.100% due 10/15/03                                        10,000              10,000
                                                                              -----------
Total Asset-Backed Securities                                                     14,984
(Cost $14,999)                                                                ===========

-----------------------------------------------------------------------------------------
Sovereign Issues 2.4%
-----------------------------------------------------------------------------------------

Province of Quebec
   8.800% due 04/15/03                                         1,000               1,071
Republic of Argentina
   6.750% due 03/31/05 (d)                                     3,880               3,468
                                                                              -----------
Total Sovereign Issues                                                             4,539
(Cost $3,744)                                                                 ===========

-----------------------------------------------------------------------------------------
Foreign Currency-Denominated Issues (c)(f) 1.7%
-----------------------------------------------------------------------------------------

Commonwealth of Canada
   8.500% due 04/01/02                                 C$      2,000               1,592
Province of Saskatchewan
  11.000% due 01/09/01                                         2,000               1,693
                                                                              -----------
Total Foreign Currency-Denominated Issues                                          3,285
(Cost $3,230)                                                                 ===========

-----------------------------------------------------------------------------------------
Purchased CME Put Options 0.0%
-----------------------------------------------------------------------------------------

Eurodollar June Futures
   Strike @ 91.75 Exp. 06/16/97                         $    200,000                   5


                                  1997 Annual Report See accompanying notes/53

Total Return Fund III
March 31, 1997

                                                    Principal
                                                       Amount            Value
                                                      (000's)          (000's)
================================================================================
Eurodollar September Futures
   Strike @ 91.25 Exp. 09/15/97                  $    200,000       $       5
Eurodollar September Futures
   Strike @ 92.25 Exp. 09/15/97                       130,000               3
                                                                    ----------
Total Purchased CME Put Options                                            13
(Cost $11)                                                          ==========

-------------------------------------------------------------------------------
 Short-Term Instruments 6.0%
-------------------------------------------------------------------------------
Discount Notes 2.7%
Australian Wheat Board
   5.310% due 04/04/97                                    300             300
Ford Motor Credit Co.
   5.370% due 04/23/97                                    500             498
   5.290% due 04/24/97                                    500             498
General Electric Capital Corp.
   5.380% due 04/14/97                                    100             100
General Motors Acceptance Corp.
   5.350% due 04/01/97                                  1,200           1,200
KFW International Finance, Inc.
   5.300% due 04/04/97                                    900             900
   5.520% due 04/28/97                                    400             398
New Center Asset Trust
   5.320% due 04/11/97                                    200             200
   5.520% due 04/25/97                                  1,000             996
Wool International
   5.340% due 04/23/97                                    100             100
                                                                    ----------
                                                                        5,190
                                                                    ==========
Repurchase Agreement 2.0%
State Street Bank
   5.000% due 04/01/97                                  3,892           3,892
   (Dated 03/31/97. Collateralized by U.S. Treasury
   Bond 7.250% 05/15/16 valued at $3,973,512.
   Repurchase proceeds are $3,892,541.)

U.S. Treasury Bills 1.3%
   5.049% due 05/01/97-07/03/97 (b)(g)                  2,605           2,581
                                                                    ----------
Total Short-Term Instruments                                           11,663
(Cost $11,662)                                                      ==========

Total Investments (a) 99.5%                                         $ 192,287
(Cost $192,386)

Written Options (e) (0.5%)                                               (995)
(Premiums $1,073)
Other Assets and Liabilities (Net) 1.0%                                 2,005
                                                                    ----------

Net Assets 100.0%                                                   $ 193,297
                                                                    ==========

                                                                         Value
                                                                       (000's)
------------------------------------------------------------------------------

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows.

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $   1,439

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                   (1,512)
                                                                    ----------
Unrealized depreciation-net                                         $     (73)
                                                                    ==========

(b) Securities with an aggregate market value of $2,581 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                    Unrealized
                                                                 Appreciation/
Type                                                Contracts     Depreciation
------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/97)                         100       $     (97)
U.S. Treasury 10 Year Note (06/97)                        458            (601)
U.S. Treasury 30 Year Bond (06/97)                         50             (89)
Eurodollar June Futures (06/97)                           200             303
                                                                    ----------
                                                                    $    (484)
                                                                    ==========

(c) Foreign forward currency contracts outstanding at March 31, 1997:

                               Principal
                                  Amount                            Unrealized
                                 Covered           Expiration    Appreciation/
Type                         by Contract                Month   (Depreciation)
------------------------------------------------------------------------------
Buy              C$              4,325                  05/97       $     (42)
Sell                             4,325                  05/97              94
Sell                             4,325                  03/98              47
                                                                    ----------
                                                                    $      99
                                                                    ==========

(d) Variable rate security.  The rate listed is as of March 31, 1997.

(e) Premiums received on Written Options:

                                                     Premiums          Market
Type                                          Par    Received           Value
------------------------------------------------------------------------------
Call-CBOT U.S. Treasury Bond June Futures
   Strike @ 116.00 Exp. 06/16/97          $ 30,000    $   200       $       5
Put-CBOT U.S. Treasury Bond June Futures
   Strike @ 110.00 Exp. 06/16/97            30,000        331             975
Put-CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97            600,000        542              15
                                                      ------------------------
                                                      $ 1,073       $     995
                                                      ========================

(f) Principal amount denoted in indicated currency:

                C$ - Canadian Dollar

(g) Securities are grouped by coupon and represent a range of maturities.


54/PIMCO Funds See accompanying notes

Schedule of Investments

Moderate Duration Fund
March 31, 1997


                                             Principal
                                                Amount            Value
                                               (000's)          (000's)
------------------------------------------------------------------------
Corporate Bonds and Notes 36.4%
------------------------------------------------------------------------
Banking and Finance 13.0%
Banco Latino
    6.220% due 03/26/98                       $    500         $    500
Capital One Bank
    6.730% due 06/04/98                            250              250
First USA Bank
    6.160% due 03/31/98                            500              499
Lehman Brothers
    7.410% due 05/25/99                            500              505
                                                               ---------
Industrials 18.1%                                                 1,754
                                                               =========
Amerco, Inc.
    7.230% due 01/21/27                            500              489
Building Materials Corp.
    0.000% due 07/01/04 (c)                        250              222
RJR Nabisco, Inc.
    8.625% due 12/01/02                            480              482
TCI Communications, Inc.
    6.238% due 04/03/02 (b)                        250              247
    6.185% due 09/15/03 (b)                      1,000            1,001
                                                               ---------
                                                                  2,441
                                                               =========
Utilities 5.3%
Beaver Valley Funding Corp.
    8.250% due 06/01/03                            500              491
Texas-New Mexico Power
    12.500% due 01/15/99                           200              215
                                                               ---------
                                                                    706
                                                               ---------
Total Corporate Bonds and Notes                                   4,901
(Cost $4,942)                                                  =========

------------------------------------------------------------------------
U.S. Treasury Notes 36.8%
------------------------------------------------------------------------
    5.875% due 02/28/99                          1,000              991
    5.625% due 02/28/01                            100               96
    5.875% due 11/30/01                          4,000            3,860
                                                               ---------
Total U.S. Treasury Notes                                         4,947
(Cost $5,008)                                                  =========

------------------------------------------------------------------------
Mortgage-Backed Securities 24.5%
------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 3.4%
    6.000% due 04/10/27                            500              451
Federal Housing Administration 0.6%
    7.450% due 03/31/27                             87               87
Federal National Mortgage Association 11.1%
    6.071% due 03/01/29 (b)                        165              163
    6.093% due 11/01/35 (b)                        845              833
    6.124% due 04/23/27 (b)                        500              493
                                                               ---------
                                                                  1,489
                                                               =========
Government National Mortgage Association 7.0%
    6.500% due 11/20/25 (b)                        941              948

Collateralized Mortgage Obligations 2.4%
Federal Home Loan Mortgage Corp.
    8.000% due 02/15/27                            348              324
                                                               ---------
Total Mortgage-Backed Securities                                  3,299
(Cost $3,350)                                                  =========

------------------------------------------------------------------------
Asset-Backed Securities 3.6%
------------------------------------------------------------------------
IMC Home Equity Loan Trust
    5.618% due 03/25/27 (b)                        484              483
                                                               ---------
Total Asset-Backed Securities                                       483
(Cost $483)                                                    =========

------------------------------------------------------------------------
Sovereign Issues 2.6%
------------------------------------------------------------------------
Republic of Argentina
    6.750% due 03/31/05 (b)                        388              347
                                                               ---------
Total Sovereign Issues                                              347
(Cost $348)                                                    =========

------------------------------------------------------------------------
Preferred Stock 3.6%
------------------------------------------------------------------------
Lazara Properties                                  500         $    490
                                                               ---------
Total Preferred Stock                                               490
(Cost $500)                                                    =========

------------------------------------------------------------------------
Short-Term Instruments 2.2%
------------------------------------------------------------------------
Discount Notes 1.5%
General Motors Acceptance Corp.
    5.580% due 05/07/97                       $    100               99
Wool International
    5.340% due 04/23/97                            100              100
                                                               ---------
                                                                    199
                                                               =========
Repurchase Agreements 0.7%
State Street Bank
    5.000% due 04/01/97                             93               93
    (Dated 03/31/97.  Collateralized by U.S.                   ---------
    Treasury Bond 9.875% 11/15/15 valued at
    $98,208. Repurchase proceeds are $93,013.)

Total Short-Term Instruments                                        292
(Cost $292)

Total Investments (a) 109.7%                                   $ 14,759
(Cost $14,923)

Other Assets and Liabilities (Net) (9.7%)                        (1,301)
                                                               ---------
Net Assets 100.0%                                              $ 13,458
                                                               =========
Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                 $      8

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                   (186)
                                                               ---------
Unrealized depreciation-net                                    $   (178)
                                                               =========

(b) Variable rate security.  The rate listed is as of March 31, 1997.

(c) Security becomes interest bearing at a future date.




                                    1997 Annual Report See accompanying notes/55

Schedule of Investments

Low Duration Fund
March 31, 1997


                                                                     Principal
                                                                        Amount      Value
                                                                       (000's)    (000's)
------------------------------------------------------------------------------------------
Corporate Bonds and Notes 21.7%
------------------------------------------------------------------------------------------
Banking and Finance 5.9%
American General Finance Corp.
   6.000% due 02/23/98                                               $   1,000  $     996
Associates Corp. of North America
   6.750% due 07/15/97                                                     625        626
   7.250% due 05/15/98                                                     500        504
   7.500% due 05/15/99                                                   1,000      1,014
AT&T Capital Corp.
   6.490% due 05/17/99                                                  10,000      9,936
Banc One Corp.
   7.250% due 08/01/02                                                     500        501
Bancomer
   8.000% due 07/07/98                                                   4,000      4,004
BankAmerica Corp.
   7.200% due 09/15/02                                                     100        100
Banponce Corp.
   7.500% due 05/28/97                                                   2,000      2,005
Chrysler Financial Corp.
   6.100% due 11/03/97                                                   2,000      2,002
   8.330% due 02/02/98                                                   5,490      5,584
   6.280% due 07/17/98                                                   3,000      2,994
Citicorp
   5.625% due 05/29/98 (d)                                               8,000      7,995
Comercia Bank
   6.750% due 05/12/98                                                     500        502
Commercial Credit
   5.500% due 05/15/98                                                   1,000        990
Den Danske Bank
   6.729% due 06/23/00 (d)                                               1,000      1,002
Discover Credit Corp.
   7.760% due 05/13/97                                                   5,000      5,009
Ford Motor Credit Corp.
   6.800% due 08/15/97                                                   1,200      1,204
   6.520% due 02/03/98                                                   1,000      1,002
   5.635% due 04/05/99 (d)                                               1,000        965
General Motors Acceptance Corp.
   7.750% due 04/15/97                                                  13,834     13,844
   7.000% due 08/19/97                                                     175        176
Kansallis-Osake
   7.850% due 09/30/43 (d)                                              13,500     13,804
Lehman Brothers, Inc.
   7.000% due 05/15/97                                                     500        501
   7.375% due 08/15/97                                                     500        503
   0.000% due 05/16/98                                                   2,000      1,860
Manufacturers Hanover Corp.
   5.438% due 04/30/97 (d)                                               6,000      5,997
Okobank
   7.013% due 10/29/49 (d)                                                 750        768
Salomon, Inc.
   5.890% due 11/10/97                                                  20,000     19,992
   7.000% due 01/20/98                                                   2,500      2,512
   5.980% due 02/02/98                                                  23,500     23,417
   6.360% due 04/01/98                                                   1,725      1,723
   9.375% due 04/15/98                                                     550        565
   6.125% due 05/15/98                                                  12,820     12,762
   7.125% due 08/01/99                                                   1,000      1,004
SGE Associates
   8.070% due 07/20/00                                                  20,260     20,795
Signet Banking Corp.
   5.629% due 05/15/97 (d)                                               2,095      2,093
   5.813% due 04/15/98 (d)                                               2,865      2,857
Transamerica Financial
   6.940% due 04/27/98                                                     700        703
                                                                                ---------
                                                                                  174,811
                                                                                =========
Industrials 11.4%
Americo, Inc.
   6.850% due 09/18/98                                                   7,000      6,995
AMR Corp.
   9.500% due 07/15/98                                                   1,000      1,036
   9.270% due 08/13/98                                                   2,000      2,065
   8.100% due 11/01/98                                                   2,000      2,045
   8.730% due 11/02/98                                                   3,000      3,085
   9.910% due 03/01/01                                                   2,500      2,718
   9.440% due 05/15/01                                                   5,000      5,367
   9.125% due 10/24/01                                                   1,000      1,066
  10.400% due 03/10/11 (i)                                              13,000     13,000
  10.400% due 03/15/11 (i)                                              24,000     24,000
   9.820% due 10/25/11 (i)                                               9,100      9,100
Arkla, Inc.
   9.875% due 04/15/97                                                  11,500     11,515
   9.200% due 12/18/97                                                   1,000      1,020
Bausch & Lomb
   6.480% due 12/17/97                                                     275        276
Consolidated Natural Gas Co.
   8.750% due 06/01/99                                                     400        416
Delta Air Lines
   7.790% due 12/01/98                                                   4,449      4,511
E. I. Du Pont de Nemours
   8.500% due 02/10/98                                                     100        102
Enserch Corp.
   8.875% due 03/15/01                                                   3,000      3,040
First Brands Corp.
   9.125% due 04/01/99                                                   3,000      3,000
Ford Motor Co.
   9.250% due 07/15/97                                                  14,900     15,038
   9.000% due 09/15/01                                                     500        536
Minnesota Mining & Manufacturing Co.
   6.250% due 03/29/99                                                     200        199
Nabisco, Inc.
   8.300% due 04/15/99                                                   2,900      2,966
   8.000% due 01/15/00                                                  16,675     17,071
Noranda, Inc.
   6.250% due 08/18/00 (d)                                               1,000      1,014
RJR Nabisco
   8.625% due 12/01/02                                                   4,000      4,016
Sears Roebuck & Co.
   9.250% due 04/15/98                                                   5,750      5,913
TCI Communications, Inc.
   6.298% due 03/11/03 (d)                                               3,000      2,965
Tenet Healthcare
   7.875% due 01/15/03                                                   2,300      2,271
Time Warner, Inc.
   7.450% due 02/01/98                                                  27,410     27,631
   6.456% due 08/15/00 (d)                                              39,787     39,804
   7.975% due 08/15/04                                                  21,247     21,400
   8.110% due 08/15/06                                                  42,495     42,747
   8.180% due 08/15/07                                                  42,495     43,337
Transco Energy
   9.375% due 08/15/01                                                   1,000      1,078
United Air Lines
   6.750% due 12/01/97                                                  11,875     11,911
USX Corp.
   7.750% due 01/21/98                                                   2,000      2,020
                                                                                ---------
                                                                                  336,274
                                                                                =========
Utilities 4.4%
Alabama Power
   7.250% due 08/01/07                                                     100         98
Bell Atlantic Financial
   6.000% due 06/01/98                                                     500        497
Central Power & Light
   6.625% due 01/01/98                                                     100        100
Cleveland Electric Illuminating Co.
   9.450% due 12/01/97                                                  11,400     11,588
   8.330% due 10/30/98                                                   1,500      1,527
   8.170% due 11/30/98                                                   1,000      1,009
   9.300% due 07/26/99                                                   1,500      1,546
   9.375% due 03/01/17                                                   3,000      3,067
CMS Energy
   9.500% due 10/01/97 (d)                                              23,175     23,452
Commonwealth Edison
   8.875% due 05/15/97                                                   7,000      7,023
Consumers Energy
   8.750% due 02/15/98                                                   5,000      5,081
CTC Mansfield Funding
  11.125% due 09/30/16                                                   7,985      8,412
El Paso Electric Co.
   7.250% due 02/01/99                                                   1,000        996
Gulf States Utilities
   9.720% due 07/01/98                                                     333        341
Long Island Lighting Co.
   7.625% due 04/15/98                                                   3,000      3,021


56/PIMCO Funds See accompanying notes


                                                 Principal
                                                    Amount     Value
                                                   (000's)    (000's)
=======================================================================
   7.300% due 07/15/99                          $    4,500  $   4,523
   6.250% due 07/15/01                               3,275      3,140
Louisiana Power & Light Co.
   7.740% due 07/01/02                              10,500     10,521
  10.300% due 01/02/05                               2,770      2,829
Mississippi Power & Light
   8.800% due 04/01/05                               1,000      1,005
New York State Electric
   6.500% due 09/01/98                               2,350      2,348
North Atlantic Energy
   9.050% due 06/01/02                               5,647      5,586
Northern States Power Co.
   5.875% due 10/01/97                                 100        100
Public Service Electric & Gas
   6.000% due 01/01/98                               1,000        998
Texas Gas Transmission Corp.
   9.625% due 07/15/97                               9,000      9,088
Toledo Edison Co.
   9.300% due 04/01/98                               5,000      5,093
Triton Energy
   0.000% due 11/01/97                              10,500     10,132
United Illuminating
   7.375% due 01/15/98                               1,000      1,008
   9.760% due 01/02/06                               2,839      2,954
Western Massachusetts Electric
   6.750% due 03/01/98                                 792        793
                                                            ---------
                                                              127,876
                                                            ---------
Total Corporate Bonds and Notes                               638,961
(Cost $635,742)                                             =========

----------------------------------------------------------------------
 U.S. Treasury Obligations 1.5%
----------------------------------------------------------------------
U.S. Treasury Notes
   6.500% due 04/30/97                               1,000      1,001
   5.750% due 09/30/97                               7,195      7,195
   8.125% due 02/15/98 (b)                             180        183
   6.125% due 08/31/98                              15,000     14,968
   6.000% due 09/30/98                              13,200     13,143
   5.000% due 01/31/99                               1,305      1,274
   6.750% due 06/30/99                               1,700      1,710
   5.250% due 01/31/01                               3,000      2,859
   7.000% due 07/15/06                                 850        852
U.S. Treasury Strips
   0.000% due 05/15/97                                 229        227
   0.000% due 05/15/98                               2,000      1,866
                                                            ---------
Total U.S. Treasury Obligations                                45,278
(Cost $45,485)                                              =========

----------------------------------------------------------------------
 U.S. Government Agencies 2.1%
----------------------------------------------------------------------
Federal Farm Credit Bank
   5.400% due 04/01/97                                 350        350
   5.630% due 05/26/98                               1,945      1,932
Federal Home Loan Bank
   5.710% due 10/09/97                                 500        500
   5.450% due 11/12/97                               5,000      4,982
   5.450% due 12/26/97                               4,000      3,984
   5.870% due 02/13/98                                 200        200
   5.090% due 05/11/98                               2,000      1,975
   6.495% due 09/24/98                               3,000      3,000
   6.010% due 12/04/98                               4,000      3,972
   5.030% due 04/19/99 (d)                           3,000      2,959
   6.270% due 12/20/99                               1,000        988
Federal Home Loan Mortgage Corp.
   7.300% due 10/28/02                                 100         99
   8.440% due 10/27/04                                 500        504
Federal National Mortgage Assn.
   6.020% due 01/20/98                               2,000      2,001
   5.250% due 03/25/98                               5,000      4,954
   5.350% due 04/01/98                               5,930      5,873
   5.200% due 07/10/98                               1,500      1,481
   4.875% due 10/15/98                               1,000        978
   5.720% due 02/16/99 (d)                           5,000      4,931
   8.350% due 11/10/99                               1,000      1,041
   6.080% due 09/25/00                               4,260      4,178
   5.720% due 01/29/01                               2,000      1,924
   5.500% due 02/02/01                               5,000      4,789
Small Business Administration
   7.500% due 01/25/13 (d)                           1,455      1,513
   7.500% due 02/25/14 (d)                           1,441      1,503
Tennessee Valley Authority
   0.000% due 10/15/98                               1,000        908
                                                            ---------
Total U.S. Government Agencies                                 61,519
(Cost $61,609)                                              =========

----------------------------------------------------------------------
 Mortgage-Backed Securities 61.5%
----------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 6.2%
   5.000% due 05/01/98-08/01/98 (g)                      8          8
   5.500% due 05/01/98-04/01/07 (g)                    178        174
   6.000% due 01/01/26-03/01/26 (g)                  2,969      2,685
   6.085% due 11/01/14-08/01/19 (d)(g)               3,002      2,969
   6.089% due 01/01/30-12/01/30 (d)(g)               4,675      4,612
   6.090% due 01/01/17-06/01/17 (d)(g)                 798        789
   6.092% due 09/01/15-01/01/20 (d)(g)               3,347      3,310
   6.092% due 11/01/26-06/01/30 (d)(g)               2,904      2,862
   6.100% due 05/01/17 (d)                             290        287
   6.105% due 10/01/30 (d)                             500        493
   6.107% due 02/01/16 (d)                             162        160
   6.125% due 01/01/20 (d)                             351        346
   6.500% due 01/01/02-02/01/05 (g)                     71         70
   6.500% due 04/10/27-05/13/27 (g)                 50,000     46,561
   6.625% due 03/01/17 (d)                             430        442
   7.000% due 01/01/17 (d)                              96         99
   7.223% due 02/01/20 (d)                           5,075      5,240
   7.250% due 07/01/07                                  48         48
   7.500% due 09/01/06                                 200        201
   7.500% due 04/10/27                               1,000        983
   7.725% due 07/01/18 (d)                             776        807
   7.743% due 03/01/24 (d)                             430        448
   7.870% due 06/01/24 (d)                           2,567      2,648
   7.901% due 11/01/23 (d)                           2,990      3,109
   7.913% due 11/01/22 (d)                           4,082      4,219
   7.959% due 12/01/22 (d)                           2,525      2,627
   8.000% due 07/01/06-04/01/07 (g)                    390        396
   8.000% due 07/02/24-05/13/27 (g)                 74,895     75,738
   8.028% due 10/01/23 (d)                           4,672      4,862
   8.043% due 09/01/23 (d)                           1,002      1,043
   8.045% due 01/01/24 (d)                           4,743      4,935
   8.104% due 01/01/24 (d)                           3,155      3,250
   8.250% due 10/01/07-11/01/07 (g)                     68         69
   8.500% due 07/01/01-05/01/10 (g)                    685        703
   8.500% due 01/01/12                                  72         74
   8.500% due 04/10/27                               1,500      1,537
   8.750% due 02/01/01-04/01/02 (g)                    169        173
   9.000% due 09/01/98-07/01/04 (g)                    259        265
   9.250% due 07/01/01                                  13         13
   9.500% due 03/01/01-12/01/04 (g)                    193        202
   9.750% due 03/01/01-11/01/08 (g)                  1,543      1,644
  10.000% due 04/01/01                                  14         14
  10.500% due 07/01/00-10/01/00 (g)                     80         83
  10.500% due 10/01/10-02/01/16 (g)                     56         60
  10.750% due 10/01/00-10/01/10 (g)                    421        457
  10.750% due 08/01/11                                 369        404
  11.250% due 10/01/14                                  14         15
  11.500% due 10/01/15                                   2          3
  11.750% due 11/01/10-08/01/15 (g)                     22         25
  14.000% due 09/01/12-12/01/12 (g)                      6          8
                                                            ---------
                                                              182,170
                                                            =========
Federal Housing Administration 0.6%
   6.950% due 04/01/14                               1,805      1,634
   7.421% due 11/01/19                                 977        987
   7.430% due 10/01/19-12/01/21 (g)                 13,916     13,595
   9.680% due 02/01/24                                 392        398
                                                            ---------
                                                               16,614
                                                            =========
Federal National Mortgage Association 3.7%
   6.000% due 12/25/18                                 250        247
   6.069% due 07/01/28 (d)                              65         64
   6.085% due 10/01/27-10/01/28 (d)(g)                 789        779
   6.089% due 02/01/31 (d)                             960        947
   6.092% due 09/01/27-05/01/28 (d)(g)                 576        568
   6.147% due 04/01/18 (d)                           8,627      8,454


                                    1997 Annual Report See accompanying notes/57

Low Duration Fund
March 31, 1997



                                            Principal
                                               Amount     Value
                                              (000's)   (000's)
================================================================
     6.256% due 04/25/22 (d)               $      559 $     562
     6.500% due 06/01/08                           45        42
     6.500% due 12/01/25                       13,059    12,157
     6.750% due 01/01/21 (d)                    1,043     1,054
     7.000% due 04/01/02-09/01/07 (g)             357       354
     7.134% due 11/01/17 (d)                      754       766
     7.342% due 07/01/17 (d)                    1,191     1,225
     7.345% due 05/01/24 (d)                    1,819     1,892
     7.399% due 11/01/18 (d)                      551       573
     7.637% due 10/01/24 (d)                   15,541    16,208
     7.706% due 04/01/24 (d)                    6,692     6,962
     7.825% due 10/01/23 (d)                    7,498     7,801
     7.883% due 07/01/23 (d)                    4,888     5,084
     7.939% due 01/01/24 (d)                    8,139     8,464
     8.000% due 03/01/04                          227       230
     8.000% due 12/01/24                        4,710     4,784
     8.467% due 05/01/97 (d)                      253       260
     8.500% due 03/01/08-02/01/17 (g)             635       657
     8.500% due 11/01/23-08/01/26 (g)          23,066    23,785
     9.000% due 07/01/97-08/01/98 (g)             890       903
    10.000% due 02/01/04-06/01/13 (g)           2,480     2,664
    10.000% due 09/01/14-06/01/19 (g)           1,063     1,163
    10.500% due 06/01/05-11/01/05 (g)             516       552
    11.000% due 10/01/98-09/01/00 (g)              26        28
    11.250% due 12/01/10-10/01/15 (g)             325       359
    12.000% due 01/01/15-10/01/15 (g)              16        19
    12.750% due 02/01/14-11/01/14 (g)             114       131
    13.000% due 07/01/15                            9        11
    13.250% due 09/01/11                           27        31
    13.500% due 04/01/14                            9        11
    15.500% due 10/01/12-12/01/12 (g)              89       109
    15.750% due 12/01/11                           58        67
    16.000% due 09/01/12-12/01/12 (g)              32        40
                                                      ---------
                                                        110,007
                                                      =========
Government National Mortgage Association 33.1%
     5.000% due 01/20/26-08/20/26 (d)(g)       21,113    20,862
     5.500% due 07/20/26 (d)                    1,767     1,731
     6.000% due 07/20/26-09/20/26 (d)(g)        6,468     6,428
     6.500% due 01/20/22-07/15/26 (d)(g)       45,523    46,348
     6.875% due 10/20/23-10/20/24 (d)(g)       28,312    28,887
     7.000% due 04/17/27-05/19/27 (g)         498,000   474,867
     7.125% due 05/20/22-06/20/25 (d)(g)      230,115   235,789
     7.500% due 02/15/22-12/15/23 (g)         115,109   113,811
     8.000% due 07/15/04-11/15/06 (g)               9        10
     8.000% due 04/17/27                       16,250    16,316
     8.500% due 01/15/25-12/15/25 (g)          28,408    29,186
     9.750% due 07/15/13-02/15/20 (g)           1,560     1,681
    10.750% due 10/15/98                           21        21
    11.750% due 07/15/13-09/15/15 (g)             307       344
    12.000% due 06/20/15                           35        39
    13.500% due 05/15/11-11/15/12 (g)              46        54
    16.500% due 12/15/11                            1         1
                                                      ---------
                                                        976,375
                                                      =========
Collateralized Mortgage Obligations 13.7%
American Southwest Financial
     5.100% due 06/02/99                       12,647    12,271
Bear Stearns
     8.200% due 09/25/22                        1,097     1,108
     8.000% due 05/25/23                          248       250
Capstead
     7.400% due 04/25/18                        4,687     4,692
     7.800% due 02/25/22                          719       720
     7.500% due 02/25/23                        3,105     3,108
Chase Mortgage Financial Corp.
    10.000% due 11/25/09                        1,398     1,448
     8.000% due 06/25/24                           38        38
     7.500% due 10/25/24                           68        68
Citicorp Mortgage
     9.000% due 11/01/01                        1,650     1,688
     8.500% due 06/25/06                        1,853     1,863
     9.350% due 06/01/10                            6         6
     7.250% due 11/01/11                          243       242
    10.000% due 01/25/13                          134       143
     9.500% due 10/25/15                        1,282     1,305
Collateralized Mortgage Obligation Trust
     6.063% due 01/20/03 (d)                       31        31
     7.985% due 05/01/17                       17,497    17,628
     9.500% due 06/25/20                          794       833
Conseco Commercial Mortgage
     9.700% due 07/15/04                          831       834
Countrywide
     6.500% due 03/25/24                        1,570     1,565
     6.125% due 01/25/35 (d)                   18,466    17,964
Donaldson, Lufkin & Jenrette
    11.000% due 08/01/19                        2,089     2,354
     7.835% due 05/25/24 (d)                    5,436     5,539
Federal Home Loan Mortgage Corp.
     7.000% due 07/15/97                          409       409
     9.000% due 01/15/04                          500       506
     9.000% due 04/15/04                           94        95
     9.000% due 12/15/05                          677       687
    10.000% due 09/15/09                           20        21
    12.500% due 09/30/13                        1,643     1,852
     5.400% due 08/15/14                        3,000     2,975
    11.000% due 11/30/15                        6,495     7,047
     8.000% due 04/15/19                          969       973
    10.000% due 07/15/19                          525       564
     8.500% due 09/15/19                          257       257
     8.500% due 09/15/19                        2,018     2,042
     5.650% due 11/15/19                        2,081     2,071
     9.000% due 11/15/19                        3,192     3,300
     7.950% due 02/15/20                        2,743     2,767
     9.000% due 02/15/20                          945       953
     8.250% due 03/15/20                          306       309
     8.000% due 04/15/20                        2,500     2,548
     7.500% due 04/15/20                        2,900     2,893
    10.000% due 05/15/20                          350       386
     7.500% due 12/15/20                        2,000     1,961
     9.000% due 12/15/20                       10,438    10,896
     9.500% due 01/15/21                        3,186     3,360
     8.000% due 04/15/21                        3,206     3,246
     9.000% due 05/15/21                          366       377
     9.000% due 05/15/21                          231       241
     7.000% due 08/15/21                        3,624     3,620
Federal National Mortgage Assn.
     8.950% due 05/25/03                          137       142
     9.400% due 07/25/03                          214       224
     9.000% due 07/25/03                          979     1,007
     5.750% due 02/25/05                        3,960     3,910
     8.500% due 09/25/06                          792       796
     6.875% due 06/25/09                        4,724     4,684
     7.000% due 04/25/15                        2,450     2,454
     7.250% due 07/25/15                        2,280     2,280
     7.500% due 01/25/16                          194       194
     5.750% due 04/25/16                        4,577     4,450
     8.000% due 01/25/19                          114       114
     7.500% due 02/25/19                          161       161
     9.300% due 05/25/19                           92        95
     9.000% due 05/25/19                        1,421     1,432
     8.000% due 05/25/19                        1,098     1,105
     8.750% due 05/25/19                          189       194
     9.000% due 07/25/19                          789       810
     9.000% due 08/25/19                        2,069     2,083
     9.500% due 03/25/20                        2,657     2,965
     9.500% due 05/25/20                        1,450     1,600
     8.000% due 07/25/20                        7,897     7,982
     8.500% due 01/25/21                           92        93
     9.000% due 03/25/21                       10,279    10,554
     9.000% due 04/25/21                          300       314
     8.000% due 03/25/22                          226       227
     5.000% due 01/25/24                          561       542
     8.500% due 03/18/27                        3,021     2,876
First Boston Corp.
     7.050% due 07/25/23                          425       425
Fleet Mortgage
     7.200% due 10/25/23                        1,491     1,468
General Electric Capital Mortgage
     7.750% due 04/25/07                        1,351     1,344
     6.350% due 03/25/17                       28,048    27,832
     6.500% due 07/25/18                          612       610

58/PIMCO Funds See accompanying notes



                                                Principal
                                                   Amount        Value
                                                  (000's)      (000's)
=======================================================================
Glendale Federal Savings & Loan
     7.351% due 03/25/30 (d)                     $  3,106     $  3,151
Greenwich
     8.652% due 11/25/24 (d)                        5,115        5,202
Home MAC Mortgage Securities Corp.
     8.550% due 07/01/08                               10           10
Homestead Mortgage Acceptance Corp.
    11.450% due 09/01/15                            1,827        1,959
Housing Securities, Inc.
     6.750% due 02/25/21                           25,744       25,669
Independent National Mortgage Corp.
     8.212% due 11/25/24 (d)                        8,607        8,829
     8.250% due 03/25/25                            9,006        9,066
Nomura Asset Securities Corp.
     6.625% due 01/25/09                            5,000        4,964
Norwest Mortgage
    12.375% due 01/01/14                              298          318
    12.500% due 02/01/14                              609          649
    12.250% due 04/01/14                              529          560
Prudential Bache
     6.085% due 09/01/18 (d)                           62           61
     8.400% due 03/20/21                            8,262        8,402
Prudential Home
     6.500% due 04/25/00                               92           91
     7.500% due 09/25/07                              878          867
     7.000% due 11/25/07                            2,576        2,573
     7.000% due 06/25/23                            3,014        2,851
     6.750% due 01/25/24                              955          949
Prudential Securities
     8.000% due 12/25/20                            1,500        1,519
Residential Accredit Loans, Inc.
     7.300% due 12/25/26                            3,742        3,747
Residential Asset Securitization Trust
     7.050% due 07/25/26                           17,055       17,034
Residential Funding
     6.157% due 07/01/19 (d)                        1,573        1,467
     7.064% due 09/01/19 (d)                          394          386
     9.000% due 12/25/21                              248          254
Resolution Trust Corp.
     6.796% due 09/25/19 (d)                        3,082        3,075
     5.967% due 01/25/21 (d)                          270          259
     6.784% due 07/25/21 (d)                           42           42
     6.525% due 09/25/21 (d)                        1,516        1,491
     6.947% due 10/25/21 (d)                        1,670        1,672
     7.063% due 03/25/22 (d)                        3,590        3,591
    10.000% due 05/25/22                              278          284
     7.250% due 10/25/23                              592          590
     9.500% due 05/25/24                              451          455
     8.750% due 05/25/26                                2            2
     6.152% due 09/25/27 (d)                        3,136        3,036
     9.000% due 09/25/28                              355          363
Ryland Acceptance Corp.
     8.000% due 03/01/18                            2,728        2,637
Salomon Mortgage
     7.200% due 12/25/17 (d)                        3,083        3,083
     6.975% due 01/25/18 (d)                           71           71
     9.554% due 10/25/18 (d)                        8,077        8,302
     7.826% due 03/25/24 (d)                        6,466        6,457
Sears Mortgage
     7.696% due 08/25/23 (d)                        1,252        1,271
     8.650% due 05/25/32 (d)                          940          948
Securitized Asset Sales, Inc.
     6.750% due 08/25/25                           17,348       17,357
     7.500% due 10/25/25                           22,103       22,193
Shearson Lehman
     9.600% due 03/25/21                            1,575        1,634
Westam Mortgage Financial Corp.
     6.500% due 10/02/17                            6,935        6,926
                                                           -----------
                                                               403,338
                                                           ===========
Other Mortgage-Backed Securities 2.4%
Dime Savings
     7.079% due 11/01/18 (d)                        3,562        3,264
First Boston Mortgage Securities Corp.
     8.300% due 08/20/09                              429          432
Fleet Finance, Inc.
     5.450% due 03/20/23                          $    20    $      20
Glendale Federal Savings & Loan
    11.000% due 03/01/10                               40           42
Great Western Savings & Loan
     6.130% due 12/01/17 (d)                          565          559
Guardian
     6.574% due 07/25/18 (d)                           71           66
     7.202% due 10/25/19 (d)                          303          224
     6.799% due 12/25/19 (d)                        2,630        1,738
     6.855% due 12/25/19 (d)                          396          250
     6.816% due 02/25/20 (d)                        1,713          940
     6.807% due 07/25/20 (d)                        1,658        1,079
Home Savings of America
     5.770% due 05/25/27 (d)                        2,504        2,410
     5.858% due 09/25/28 (d)                        1,741        1,702
Imperial Savings & Loan
     9.014% due 07/25/17                               68           68
     9.900% due 02/25/18                              669          701
MDC Mortgage Funding
     8.568% due 01/25/25 (d)                        5,925        6,036
Resolution Trust Corp.
     7.595% due 05/25/19 (d)                       10,302       10,025
     7.070% due 08/25/19 (d)                        6,839        6,811
    10.372% due 08/25/21 (d)                        1,305        1,359
     8.625% due 10/25/21                              250          250
     6.900% due 02/25/27                            7,875        7,163
     6.307% due 10/25/28 (d)                        3,645        3,685
     7.482% due 05/25/29 (d)                        3,820        3,822
Ryland Acceptance Corp.
     7.580% due 11/28/22 (d)                       10,068       10,248
Salomon Mortgage
    11.500% due 09/01/15                            1,050        1,129
     8.230% due 12/25/17(d)                           547          536
Sears Mortgage
    12.000% due 02/25/14                              169          184
     6.455% due 10/25/22                            1,212        1,193
     7.423% due 10/25/22 (d)                        5,572        5,487
Security Pacific
     7.850% due 05/15/98                                1            1
Western Federal Savings & Loan
     6.427% due 06/25/18 (d)                           64           64
     6.624% due 11/25/18 (d)                          338          334
    10.069% due 02/01/20 (d)                           82           85
                                                           -----------
                                                                71,907
                                                           ===========

Stripped Mortgage-Backed Securities 1.8%
Federal Home Loan Mortgage Corp. (IO)
     7.000% due 07/15/04                            3,026          127
     6.250% due 09/15/04                            8,566          493
     6.000% due 02/15/06                           12,301          743
     9.982% due 07/15/06                              102        1,426
    10.195% due 08/15/06                               30          417
    11.944% due 12/15/06                               46          982
     6.000% due 10/15/07                            4,412          372
     6.000% due 02/15/08                           11,449        1,091
     7.000% due 07/15/12                            3,528           96
     6.500% due 02/25/13                            7,443          316
     6.500% due 08/25/13                           11,374          649
     7.000% due 08/15/18                            7,321        1,738
     7.500% due 12/15/18                            8,259          967
     7.000% due 04/15/19                            9,526          782
     6.500% due 05/15/19                           20,065        2,310
     6.500% due 06/15/19                           20,844        2,018
    10.496% due 04/15/21                               63          974
     6.500% due 04/15/22                           11,842        1,506
     7.000% due 05/15/23                            1,095          170
     4.000% due 01/15/24                           20,919        6,253
Federal National Mortgage Assn. (IO)
     6.000% due 07/25/05                            5,431          334
     7.272% due 09/25/06                               65        1,295
     6.000% due 02/25/08                           13,426        1,365
   256.000% due 11/01/08                               55          405
     6.500% due 03/25/09                            5,105          717
     0.100% due 03/25/09 (d)                       44,000          995
     6.500% due 03/25/09                            7,705        1,616
     8.815% due 06/25/16                              128        1,239

                                  1997 Annual Report See accompanying notes/59

Low Duration Fund
March 31, 1997


                                                    Principal
                                                       Amount            Value
                                                      (000's)           (000's)
===============================================================================
   9.987% due 12/25/18                              $      33        $      318
   7.500% due 03/25/19                                  9,784             1,419
   6.500% due 05/25/19                                 10,000             2,452
   6.500% due 04/25/20                                 39,744             4,259
   7.000% due 05/25/21                                 20,011             2,463
   8.598% due 02/25/22                                     50             1,154
   6.500% due 03/25/23                                 10,627             1,644
   4.875% due 03/25/24 (d)                             16,701             1,079
Federal National Mortgage Assn. (PO)
   0.000% due 07/25/22                                  4,510             3,721
   0.000% due 09/25/22                                    102                81
Prudential Home (IO)
   0.300% due 04/25/09 (d)                            101,706               944
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                  1,036               939
                                                                     ----------
                                                                         51,869
                                                                     ----------
Total Mortgage-Backed Securities                                      1,812,280
(Cost $1,831,878)                                                    ==========

Asset-Backed Securities 0.1%

Delta Air Lines Equipment Trust
   10.430% due 01/02/11                                 1,810             2,139
SCFC Boat Loan Trust
   7.050% due 04/15/07                                     73                73
United Air Lines Equipment Trust
   10.850% due 02/19/15                                 1,500             1,808
                                                                     ----------
Total Asset-Backed Securities                                             4,020
(Cost $4,024)                                                        ==========

Sovereign Issues 6.3%

Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                                 10,000             9,900
Commonwealth of Canada
   5.280% due 04/02/97                                  4,200             4,199
   5.370% due 04/09/97                                 28,500            28,466
   5.410% due 04/15/97                                 31,000            30,935
   5.290% due 04/17/97                                  3,300             3,292
   5.300% due 04/17/97                                 66,000            65,845
Kingdom of Sweden
   5.370% due 06/02/97                                  3,700             3,664
Nacional Financiera
   8.094% due 12/15/97 (d)                                 59                59
   6.250% due 12/03/98 (d)                              1,500             1,463
   5.875% due 02/17/98                                  2,000             1,972
Petroleos Mexicanos
   8.250% due 02/04/98                                  5,000             5,015
Province of Quebec
   5.563% due 10/26/01 (d)                                250               247
Republic of Argentina
   6.750% due 03/31/05 (d)                             23,862            21,327
United Mexican States
   5.820% due 06/28/01                                 10,000             8,962
   7.625% due 08/06/01 (d)                              1,000             1,018
                                                                     ----------
Total Sovereign Issues                                                  186,364
(Cost $184,947)                                                      ==========

Foreign Currency-Denominated Issues (c)(f) 2.5%

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                             DM   3,500             2,154
Commonwealth of Canada
   8.500% due 03/01/00                             C$  42,966            33,605
   8.750% due 12/01/05                                  1,150               944
   4.250% due 12/01/26 (h)                             51,199            36,633
                                                                     ----------
Total Foreign Currency-Denominated Issues                                73,336
(Cost $77,274)                                                       ==========

Short-Term Instruments 23.8%

Discount Notes 23.3%
Abbott Labs
   5.310% due 04/08/97                              $  10,300            10,289
BellSouth Telecommunications
   5.240% due 04/02/97                                  7,000             6,999
   5.285% due 04/04/97                              $   7,300             7,297
Caisse d'Amortissement
   5.320% due 04/07/97                                 11,500            11,490
   5.370% due 07/01/97                                    100                99
Canadian Wheat Board
   5.310% due 04/24/97                                  3,400             3,388
E.I. Du Pont de Nemours
   5.290% due 04/10/97                                  3,100             3,096
Export Development Corp.
   5.280% due 04/11/97                                 12,000            11,981
Florida Power & Light Co.
   5.310% due 04/07/97                                 18,400            18,383
Ford Motor Credit Co.
   5.310% due 04/09/97                                  1,800             1,798
   5.320% due 04/09/97                                  7,800             7,791
   5.320% due 04/10/97                                 14,200            14,180
   5.280% due 04/22/97                                 25,600            25,520
   5.340% due 04/23/97                                 11,000            10,963
   5.290% due 04/24/97                                  8,500             8,470
   5.280% due 04/25/97                                 23,500            23,416
   5.280% due 04/29/97                                 24,100            24,000
General Electric Capital Corp.
   5.310% due 04/10/97                                 11,500            11,484
   5.380% due 04/14/97                                 18,400            18,363
   5.550% due 05/06/97                                 34,000            33,816
   5.350% due 05/21/97                                 55,700            55,285
General Motors Acceptance Corp.
   5.300% due 04/09/97                                 10,000             9,987
   5.370% due 04/09/97                                  4,200             4,194
   5.350% due 04/10/97                                 20,000            19,972
   5.350% due 04/24/97                                 21,000            20,927
   5.550% due 05/07/97                                 11,800            11,734
   5.580% due 05/07/97                                 50,000            49,720
KFW International Finance, Inc.
   5.270% due 04/17/97                                  1,400             1,396
   5.540% due 04/23/97                                 31,000            30,894
Mobil Australia Finance
   5.320% due 04/15/97                                  4,200             4,191
   5.420% due 06/18/97                                 14,400            14,230
National Rural Utilities Cooperative
   5.290% due 04/03/97                                 27,500            27,491
   5.310% due 04/03/97                                 14,500            14,495
   5.290% due 04/04/97                                  4,600             4,597
   5.310% due 04/08/97                                    900               899
   5.330% due 04/29/97                                  2,300             2,289
   5.380% due 05/02/97                                 37,600            37,425
   5.250% due 05/08/97                                  5,100             5,072
New Center Asset Trust
   5.270% due 04/09/97                                  2,900             2,897
   5.290% due 04/09/97                                 35,900            35,858
   5.520% due 04/25/97                                 25,900            25,805
Ontario Hydro
   5.420% due 06/16/97                                 31,500            31,140
Pitney Bowes Credit
   5.290% due 04/17/97                                  1,000               998
Wool International
   5.290% due 04/16/97                                 10,000             9,978
   5.320% due 04/16/97                                  4,200             4,191
   5.340% due 04/23/97                                  5,400             5,382
   5.330% due 04/24/97                                  3,300             3,289
                                                                     ----------
                                                                        687,159
                                                                     ==========
Repurchase Agreements 0.5%
Daiwa Securities America
   6.200% due 04/01/97                                  7,000             7,000
   (Dated 03/31/97.  Collateralized by U.S.
   Treasury Note 6.500% 05/31/01 valued at
   $7,158,562. Repurchase proceeds are
   $7,001,206.)
State Street Bank
   5.000% due 04/01/97                                  5,740             5,740
                                                                     ----------
   Dated 03/31/97. Collateralized by U.S.
   Treasury Bond 7.250% 05/15/16 valued at
   $5,857,060. Repurchase proceeds are
   $5,740,797.)                                                          12,740
                                                                     ==========


60/PIMCO Funds See accompanying notes


                                                                            Principal
                                                                               Amount          Value
                                                                              (000's)        (000's)
=====================================================================================================
U.S. Treasury Bills 0.0%
     5.060% due 05/01/97-06/26/97(b)(g)                                   $       910    $       902
                                                                                         ------------
Total Short-Term Instruments                                                                 700,801
(Cost $700,826)                                                                          ============

Total Investments (a) 119.5%                                                             $ 3,522,559
(Cost $3,541,785)

Written Options (e) (0.0%)                                                                       (91)
(Premiums $3,711)

Other Assets and Liabilities (Net) (19.5%)                                                  (573,653)
                                                                                         ------------
Net Assets 100.0%                                                                        $ 2,948,815
                                                                                         ============

Notes to Schedule of Investments ($ in thousands):

(a) At March 31,1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over tax cost.                         $    18,143

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                                            (37,315)
                                                                                         ------------
Unrealized depreciation-net                                                              $   (19,172)
                                                                                         ============

(b) Securities with an aggregate market value of $1,085 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31,1997:

                                                                                           Unrealized
Type                                                                        Contracts    Depreciation
-----------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/97)                                                213    $      (732)
U.S. Treasury 30 Year Bond (06/97)                                                 37            (95)
                                                                                         ------------
                                                                                         $      (827)
                                                                                         ============

(c) Foreign forward currency contracts outstanding at March 31, 1997:


                                           Principal
                                              Amount                                       Unrealized
                                             Covered                       Expiration    Appreciation/
Type                                     by Contract                            Month   (Depreciation)
-----------------------------------------------------------------------------------------------------
Buy                       BF                 119,300                            04/97    $      (431)
Sell                                         119,300                            04/97            429
Buy                       C$                   5,061                            05/97            (49)
Sell                                           5,061                            05/97            110
Sell                                          57,490                            03/98            626
Buy                       DG                     403                            04/97             (6)
Sell                      DM                   3,544                            06/97            (15)
                                                                                         ------------
                                                                                         $       664
                                                                                         ============

(d) Variable rate security.  The rate listed is as of March 31,1997.

(e) Premiums received on Written Put Options:


                                                                             Premiums         Market
Type                                                         Par             Received          Value
-----------------------------------------------------------------------------------------------------
CME Eurodollar June Futures
      Strike @ 93.50 Exp. 06/16/97                    $3,650,000          $     3,711    $        91

(f) Principal amount denoted in indicated currency:

        BF - Belgian Franc
        C$ - Canadian Dollar
        DG - Dutch Guilder
        DM - German Mark

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security is part of an integrated SWAP transaction as discussed in note j below and as a result is restricted to resale.

(j) Terms of agreements require the payment of fixed rate interest earned on a security held by the Fund in exchange for variable rate interest based upon the 3 Month LIBOR rate. The terms of the agreement also include a put option which enables the Fund to put the underlying security to the counterparty at par. Swap agreements outstanding at March 31,1997:

                                                                             Notional     Unrealized
Type                                                                           Amount   Appreciation
-----------------------------------------------------------------------------------------------------
Receive floating rate based on 3 month LIBOR and pay fixed rate.

Broker: Merrill Lynch
Exp. 09/24/97                                                             $     9,100    $         0

Broker: Merrill Lynch
Exp. 09/24/97                                                                  24,000              0

Broker: Merrill Lynch
Exp. 09/24/97                                                                  13,000              0
                                                                                         ------------
                                                                                         $         0
                                                                                         ============



                                  1997 Annual Report See accompanying notes/61

Schedule of Investments

Low Duration Fund II
March 31, 1997


                                                     Principal
                                                        Amount      Value
                                                       (000's)    (000's)
-------------------------------------------------------------------------
Corporate Bonds and Notes 0.9%
-------------------------------------------------------------------------
Banking and Finance 0.9%
Golden West Financial Corp.
     8.625% due 08/30/98                              $  3,000   $  3,076
                                                                 --------
Total Corporate Bonds and Notes                                     3,076
(Cost $3,032)                                                    ========

-------------------------------------------------------------------------
U.S. Treasury Notes 9.7%
-------------------------------------------------------------------------
     5.625% due 10/31/97                                20,000     19,975
     6.125% due 08/31/98                                10,000      9,978
     6.000% due 09/30/98                                 3,000      2,987
                                                                 --------
Total U.S. Treasury Notes                                          32,940
(Cost $32,996)                                                   ========

-------------------------------------------------------------------------
Mortgage-Backed Securities 58.3%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 8.3%
     7.500% due 05/13/27                                 5,000      4,906
     7.972% due 07/01/23 (c)                             3,121      3,245
     8.000% due 07/01/24-12/01/25 (d)                   19,786     19,992
    10.500% due 09/01/15-12/01/18 (d)                      141        154
                                                                 --------
                                                                   28,297
                                                                 ========
Federal National Mortgage Association 2.7%
     6.124% due 04/23/27                                 2,000      1,973
     7.621% due 01/01/24 (c)                             2,864      2,850
     7.673% due 02/01/25 (c)                             2,224      2,317
     8.500% due 02/01/98-06/01/98 (d)                       69         70
     9.000% due 06/01/98                                   133        134
    10.500% due 05/01/12                                 1,602      1,735
                                                                 --------
                                                                    9,079
                                                                 ========
Government National Mortgage Association 25.6%
     6.500% due 03/15/26-11/15/26 (d)                    2,202      2,044
     7.000% due 04/17/27-05/19/27 (d)                   30,000     28,600
     7.125% due 04/20/22-07/20/23 (c)(d)                26,928     27,624
     7.500% due 02/15/22-03/15/24 (d)                   10,336     10,221
     8.000% due 04/17/27                                 2,250      2,259
     8.500% due 05/15/25-07/15/25 (d)                   14,291     14,682
     9.000% due 07/20/16-12/20/17 (d)                    1,312      1,384
                                                                 --------
                                                                   86,814
                                                                 ========
Collateralized Mortgage Obligations 18.0%
American Southwest Financial
     7.500% due 10/01/18                                 1,000      1,000
Capstead
     7.500% due 02/25/23                                 3,000      3,003
Citicorp Mortgage
     9.500% due 09/25/02                                 1,494      1,510
     9.500% due 10/25/15                                   962        979
CMC Securities Corp.
     7.627% due 04/25/25 (c)                             6,195      6,296
Collateralized Mortgage Securities Corp.
     9.000% due 04/25/10                                 2,509      2,528
    11.875% due 04/01/15                                   288        307
Donaldson, Lufkin & Jenrette
     7.835% due 05/25/24 (c)                             2,744      2,797
Federal Home Loan Mortgage Corp.
     8.500% due 05/15/04                                   817        821
    12.900% due 05/01/14                                   416        434
     9.250% due 10/25/18                                   191        200
     8.600% due 06/15/19                                 1,068      1,076
     7.000% due 08/25/22                                 1,000        996
     8.000% due 11/25/23                                11,263     11,390
General Electric Capital Mortgage
     7.500% due 11/25/18                                    21         20
Guardian
     8.044% due 07/25/19 (c)                               180        176
Kidder Peabody
     7.150% due 04/25/25                                 2,121      2,094
Lomas & Nettleton
    12.000% due 03/17/14                                   174        184
Prudential Home
     7.500% due 06/25/25                                 6,867      6,896
Residential Asset Securitization Trust
     9.000% due 07/25/26                                 7,942      8,104
Residential Funding
     7.500% due 10/25/22                                 2,008      1,937
Resolution Trust Corp.
     6.947% due 10/25/21 (c)                               418        418
Ryland Acceptance Corp.
    14.000% due 11/25/31                                   206        228
Salomon Mortgage
     7.331% due 11/25/22 (c)                             3,251      3,276
Saxon Mortgage
     7.701% due 09/25/22 (c)                             2,342      2,371
Sears Mortgage
     8.650% due 05/25/32 (c)                             1,316      1,329
UBS Mortgage
     8.000% due 07/25/20                                   632        635
                                                                 --------
                                                                   61,005
                                                                 ========
Other Mortgage-Backed Securities 3.7%
Guardian
     7.202% due 10/25/19 (c)                               614        455
     6.807% due 07/25/20 (c)                             1,105        719
Resolution Trust Corp.
     7.595% due 05/25/19 (c)                             2,240      2,179
     8.625% due 10/25/21                                   150        150
     7.955% due 10/25/28 (c)                             5,831      5,931
Sears Mortgage
     6.500% due 03/25/17                                   319        294
     7.423% due 10/25/22 (c)                             2,786      2,743
                                                                 --------
                                                                   12,471
                                                                 --------
Total Mortgage-Backed Securities                                  197,666
(Cost $199,424)                                                  ========

-------------------------------------------------------------------------
Asset-Backed Securities 6.6%
-------------------------------------------------------------------------
Conti Mortgage Home Equity Loan Trust
     6.190% due 10/15/11 (c)                             5,000      4,958
EQCC Home Equity Loan Trust
     6.100% due 10/15/03                                10,000     10,000
Money Store Home Equity
     6.260% due 06/15/03                                 7,379      7,370
Volvo Car Finance Grantor Trust (PO)
     0.000% due 08/12/98                                    92         90
                                                                 --------
Total Asset-Backed Securities                                      22,418
(Cost $22,466)                                                   ========

-------------------------------------------------------------------------
Short-Term Instruments 35.5%
-------------------------------------------------------------------------
Discount Notes 34.5%
Abbott Laboratories
     5.500% due 04/29/97                                16,000     15,932
Ameritech Corp.
     5.260% due 04/18/97                                 1,100      1,097
BellSouth Telecommunications, Inc.
     5.290% due 04/23/97                                 2,300      2,293
Coca-Cola Co.
     5.280% due 04/01/97                                 3,600      3,600
E.I. Du Pont de Nemours
     5.370% due 04/29/97                                 2,400      2,390
     5.490% due 04/29/97                                 4,600      4,580
Florida Power Corp.
     5.290% due 04/01/97                                 7,000      7,000
Ford Motor Credit Corp.
     5.320% due 04/09/97                                13,200     13,184
General Electric Capital Corp.
     5.310% due 04/15/97                                   400        399
     5.250% due 04/24/97                                 3,400      3,389
     5.250% due 04/25/97                                 1,100      1,096
     5.480% due 04/25/97                                   900        897
     5.330% due 04/29/97                                   200        199
     5.550% due 05/06/97                                10,000      9,946
General Motors Acceptance Corp.
     5.350% due 04/01/97                                 2,700      2,700
     5.290% due 04/02/97                                 3,700      3,699
     5.350% due 04/09/97                                 3,700      3,696
     5.450% due 06/17/97                                 6,400      6,322
Minnesota Mining & Manufacturing Co.
     5.280% due 05/07/97                                11,600     11,539
National Rural Utilities Cooperative
     5.290% due 04/01/97                                 6,300      6,300
     5.330% due 04/29/97                                   700        697

62/PIMCO Funds See accompanying notes




                                                                  Principal
                                                                     Amount                 Value
                                                                     (000's)               (000's)
--------------------------------------------------------------------------------------------------
   5.560% due 06/17/97                                              $ 2,800                $ 2,766
New Center Asset Trust
   6.700% due 04/01/97                                                1,800                  1,800
   5.520% due 04/25/97                                                2,000                  1,993
Pitney Bowes Credit Corp.
   5.290% due 04/17/97                                                  600                    599
   5.540% due 04/18/97                                                9,000                  8,976
                                                                                       -----------
                                                                                           117,089
                                                                                       ===========
Repurchase Agreement 0.9%
State Street Bank
   5.000% due 04/01/97                                                3,245                  3,245
                                                                                       -----------
   (Dated 03/31/97.  Collateralized by U.S. Treasury
   Note 5.125% 02/28/98 valued at $3,310,260.
   Repurchase proceeds are $3,245,451.)

U.S. Treasury Bills 0.1%
   5.082% due 06/26/97-07/03/97 (b)(d)                                  315                    311
                                                                                       -----------
Total Short-Term Instruments                                                               120,645
                                                                                       ===========
(Cost $120,649)

Total Investments (a) 111.0%                                                           $   376,745
(Cost $378,567)

Written Options (e) 0.0%                                                                        (9)
(Premiums $287)

Other Assets and Liabilities (Net) (11.0%)                                                 (37,361)
                                                                                       -----------
Net Assets 100.0%                                                                      $   339,375
                                                                                       ===========
Notes to Schedule of Investments ($ in thousands)

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                                      $       976

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                                           (3,074)
                                                                                       -----------
Unrealized depreciation-net                                                            $    (2,098)
                                                                                       -----------
(b) Securities with an aggregate market value of $311 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                                        Unrealized
Type                                                                      Contracts   Depreciation
--------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/97)                                               100         $ (125)
U.S. Treasury 10 Year Note (06/97)                                              126           (433)
                                                                                       -----------
                                                                                            $ (558)
                                                                                       ===========
(c) Variable rate security.  The rate listed is as of March 31, 1997.

(d) Securities are grouped by coupon and represent a range of maturities.

(e) Premiums received on Written Put Options:

                                                                             Premiums        Market
Type                                                               Par       Received         Value
---------------------------------------------------------------------------------------------------
CME Eurodollar June Futures
Strike @ 93.50 Exp. 06/16/97                                  $350,000        $   287         $   9





                                    1997 Annual Report See accompanying notes/63

Schedule of Investments

Low Duration Fund III
March 31, 1997

                                                                Principal
                                                                   Amount               Value
                                                                  (000's)             (000's)
----------------------------------------------------------------------------------------------
 Mortgage-Backed Securities 83.8%
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 5.8%
   8.750% due 10/01/01                                             $  568              $  581
Federal National Mortgage Association 28.9%
   8.500% due 03/01/25-05/01/25(b)                                  2,834               2,907
Government National Mortgage Association 40.5%
   8.500% due 07/21/27                                              4,000               4,078
Collateralized Mortgage Obligations 8.6%
Federal Home Loan Mortgage Corp.
   8.500% due 10/15/24                                                853                 861
                                                                                  -----------
Total Mortgage-Backed Securities                                                        8,427
(Cost $8,488)                                                                     ===========

----------------------------------------------------------------------------------------------
 Short-Term Instruments 56.5%
----------------------------------------------------------------------------------------------
Discount Notes 55.4%
Canadian Wheat Board
   5.240% due 05/16/97                                                100                  99
Commonwealth of Canada
   5.400% due 05/20/97                                                500                 496
E.I. Du Pont de Nemours
   5.370% due 04/04/97                                                500                 500
Electricite de France
   5.240% due 04/23/97                                                300                 299
Federal Home Loan Mortgage Corp.
   5.330% due 04/18/97                                              1,100               1,097
Ford Motor Credit Corp.
   5.370% due 04/23/97                                                500                 498
General Motors Acceptance Corp.
   5.580% due 05/07/97                                                100                  99
Illinois Tool Works
   5.380% due 04/08/97                                                500                 500
KFW International Finance, Inc.
   5.390% due 04/29/97                                                500                 498
Mobil Australia Finance
   5.420% due 06/18/97                                                500                 494
National Rural Utilities Cooperative
   5.380% due 05/02/97                                                500                 498
Western Australia Treasury Corp.
   5.420% due 06/20/97                                                500                 494
                                                                                  -----------
                                                                                        5,572
                                                                                  ===========
Repurchase Agreement 1.1%
State Street Bank
   5.000% due 04/01/97                                                106                 106
   Dated 03/31/97.  Collateralized by U.S. Treasury                               -----------
   Note 5.750% 09/30/97 valued at $109,948.
   Repurchase proceeds are $106,015.)

Total Short-Term Instruments                                                            5,678
(Cost $5,678)                                                                     ===========

Total Investments (a) 140.3%                                                      $    14,105
(Cost $14,166)

Other Assets and Liabilities (Net) (40.3%)                                             (4,049)
                                                                                  -----------
Net Assets 100.0%                                                                 $    10,056
                                                                                  ===========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                                 $         2

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                                         (63)
                                                                                  -----------
Unrealized depreciation-net                                                       $       (61)
                                                                                  ===========

(b) Securities are grouped by coupon and represent a range of maturities.


64/PIMCO Funds See accompanying notes

Schedule of Investments

Short-Term Fund
March 31, 1997

                                              Principal
                                                 Amount            Value
                                                (000's)          (000's)
-------------------------------------------------------------------------
 Corporate Bonds And Notes 37.8%
-------------------------------------------------------------------------
Banking and Finance 26.4%
Advanta National Bank
   5.980% due 05/09/97                       $    2,700      $    2,698
Ahmanson (H.F.) & Co.
   6.330% due 04/15/98                            5,800           5,793
AT&T Capital Corp.
   7.800% due 02/10/98                            2,000           2,024
Capital One Bank
   6.490% due 08/15/97                            2,000           2,004
Caterpillar Financial
   5.550% due 04/01/99  (d)                       2,000           1,996
Donaldson, Lufkin & Jenrette
   6.375% due 05/25/26                            1,390           1,387
Ford Motor Credit Corp.
   6.030% due 11/09/98  (d)                       2,600           2,607
   5.960% due 03/23/99  (d)                       1,000             999
   5.635% due 04/05/99  (d)                       1,500           1,448
Kansallis-Osake
   7.850% due 09/30/43  (d)                       5,000           5,113
Lehman Brothers
   6.840% due 09/25/98                            1,000           1,002
   6.200% due 09/01/99  (d)                       3,000           2,992
Residential Funding
   7.468% due 12/01/18  (d)                       2,490           2,536
Salomon, Inc.
   5.790% due 11/26/97                            1,700           1,698
   5.650% due 02/10/98                            1,000             995
   3.650% due 02/14/02  (g)                       3,009           2,937
Starwood Lodging Trust
   7.038% due 08/16/97  (d)                       4,400           4,400
   8.538% due 08/16/97  (d)                       1,000           1,000
                                                              ---------
                                                                 43,629
                                                              =========
Industrials 7.1%
Americo, Inc.
   6.850% due 09/18/98                            1,000             999
COFIRI International, Inc.
   5.831% due 10/27/00  (d)                       2,000           1,983
Delta Air Lines
   9.875% due 01/01/98                            1,000           1,025
First Brands Corp.
   9.125% due 04/01/99                            1,000           1,000
Sears Roebuck & Co.
   5.643% due 03/10/99  (d)                       3,000           2,995
TCI Communications, Inc.
   7.130% due 02/03/98                            3,000           3,009
Time Warner, Inc.
   6.456% due 08/15/00  (d)                         697             697
                                                              ---------
                                                                 11,708
                                                              =========
Utilities 4.3%
Beaver Valley Funding Corp.
   8.250% due 06/01/03                            1,094           1,075
Consumers Power Co.
   8.750% due 02/15/98                            2,000           2,033
Gulf States Utilities
   9.720% due 07/01/98                            2,400           2,458
Triton Energy
   0.000% due 11/01/97                            1,500           1,448
                                                              ---------
                                                                  7,014
                                                              ---------
Total Corporate Bonds and Notes                                  62,351
(Cost $62,276)                                                =========

-------------------------------------------------------------------------
 U.S. Treasury Notes 2.4%
-------------------------------------------------------------------------
   5.875% due 08/15/98                            4,000           3,978
                                                              ---------
Total U.S. Treasury Notes                                         3,978
(Cost $3,986)                                                 =========

-------------------------------------------------------------------------
 Mortgage-Backed Securities 23.0%
-------------------------------------------------------------------------
Government National Mortgage Association 9.2%
   5.000% due 02/20/26-05/20/26(d)(f)             8,876           8,657
   7.000% due 08/20/25  (d)                       1,745           1,776
   7.125% due 09/20/23  (d)                       4,714           4,827
                                                              ---------
                                                                 15,260
                                                              =========
Collateralized Mortgage Obligations 8.7%
Donaldson, Lufkin & Jenrette
   7.620% due 10/17/20  (d)                  $    1,524      $    1,547
   7.824% due 09/25/21  (d)                          96              97
   7.138% due 06/25/22  (d)                         630             632
   7.577% due 05/25/23  (d)                         790             799
Federal National Mortgage Assn.
   6.750% due 06/25/21                            3,100           2,952
   1.000% due 06/25/23                              789             742
General Electric Capital Mortgage
   6.500% due 12/25/23                              339             337
Greenwich
   7.705% due 04/25/22  (d)                         294             297
   7.076% due 10/25/22  (d)                         223             224
Guardian
   7.231% due 01/25/21  (d)                         593             356
Manufacturers Hanover Corp.
   7.859% due 12/16/25  (d)                       2,541           2,537
Prudential Bache
   6.085% due 09/01/18  (d)                          62              61
Prudential Home
   6.750% due 01/25/24                            1,910           1,897
Resolution Trust Corp.
   8.863% due 12/25/20  (d)                         524             532
   6.784% due 07/25/21  (d)                          21              21
   6.913% due 06/25/24  (d)                         756             762
Ryland Acceptance Corp.
   6.803% due 08/25/21  (d)                         392             391
                                                              ---------
                                                                 14,184
                                                              =========
Other Mortgage-Backed Securities 2.3%
Dime Savings
   7.079% due 11/01/18  (d)                         555             509
Guardian
   6.799% due 12/25/19  (d)                         394             260
   6.816% due 02/25/20  (d)                         474             260
   6.824% due 02/25/20  (d)                         479             261
Resolution Trust Corp.
   8.625% due 10/25/21                            1,000           1,006
   6.689% due 05/25/29  (d)                       1,234           1,251
Ryland Acceptance Corp.
   6.753% due 10/25/18  (d)                          71              71
   6.184% due 12/25/21  (d)                         228             229
                                                              ---------
                                                                  3,847
                                                              =========
Stripped Mortgage-Backed Securities 2.8%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 06/15/19                            8,000           1,645
Federal National Mortgage Assn. (IO)
   6.000% due 10/25/03                            3,792             111
   7.000% due 07/25/06                            4,068             543
   6.500% due 12/25/06                            6,641             735
   7.000% due 05/25/13                            2,629             101
   6.500% due 06/25/17                            6,757             631
   6.500% due 10/25/23                            3,557             586
L.F. Rothchild Mortgage (PO)
   0.000% due 04/01/17                              290             283
                                                              ---------
                                                                  4,635
                                                              ---------
Total Mortgage-Backed Securities                                 37,926
(Cost $38,699)                                                =========

-------------------------------------------------------------------------
 Asset-Backed Securities 1.2%
-------------------------------------------------------------------------
LIBOR-Index Certificates
   9.063% due 10/01/03  (d)                       2,000           2,000
                                                              ---------
Total Asset-Backed Securities                                     2,000
(Cost $2,000)                                                 =========



                                    1997 Annual Report See accompanying notes/65

Short-Term Fund
March 31, 1997

                                                Principal
                                                   Amount     Value
                                                  (000's)    (000's)
---------------------------------------------------------------------
 Sovereign Issues 5.1%
---------------------------------------------------------------------
Commonwealth of Canada
    5.410% due 04/15/97                         $   2,100  $   2,096
    5.300% due 04/17/97                               300        299
Government of Malaysia
    5.688% due 10/19/05 (d)                         1,250      1,249
Nafinsa Finance Trust II
    8.263% due 03/31/99 (d)                           145        146
Republic of Argentina
    6.310% due 03/31/05 (d)                         5,141      4,595
                                                            ---------
Total Sovereign Issues                                         8,385
(Cost $7,872)                                               =========

---------------------------------------------------------------------
 Foreign Currency-denominated Issues (c)(e) 3.0%
---------------------------------------------------------------------
Commonwealth of Canada
    4.250% due 12/01/26 (g)                    C$   2,253      1,612
Commonwealth of New Zealand
    4.500% due 02/15/16 (g)                    N$   5,000      3,372
                                                            ---------
Total Foreign Currency-Denominated Issues                      4,984
(Cost $4,943)                                               =========

---------------------------------------------------------------------
 Short-term Instruments 31.3%
---------------------------------------------------------------------
Certificates of Deposit 0.8%
Banco Latino
    6.400% due 03/27/98                         $   1,400      1,399
                                                            ---------
                                                               1,399
                                                            =========
Discount Notes 29.6%
Canadian Wheat Board
    5.290% due 04/23/97                             2,000      1,994
E.I. Du Pont de Nemours
    5.220% due 04/04/97                             2,600      2,599
    5.370% due 04/29/97                               900        896
Federal National Mortgage Assn.
    5.510% due 05/02/97                               200        199
Ford Motor Credit Corp.
    5.280% due 04/25/97                               100        100
General Electric Capital Corp.
    5.310% due 04/10/97                             4,000      3,995
    5.250% due 04/25/97                               900        897
General Motors Acceptance Corp.
    5.580% due 06/23/97                             5,300      5,232
KFW International Finance, Inc.
    5.250% due 04/28/97                               100        100
    5.520% due 04/28/97                               300        299
    5.290% due 04/29/97                             4,500      4,481
Minnesota Mining & Manufacturing Co.
    5.210% due 04/23/97                             5,300      5,283
Mobil Australia Finance
    5.320% due 04/15/97                             2,000      1,996
National Rural Utilities Cooperative
    5.290% due 04/04/97                             2,600      2,599
New Center Asset Trust
    6.700% due 04/01/97                             6,400      6,400
    5.270% due 04/09/97                               800        799
Pitney Bowes Credit
    5.290% due 04/08/97                             1,800      1,798
    5.280% due 05/14/97                               400        397
Proctor & Gamble Co.
    5.260% due 04/09/97                             7,000      6,992
Wool International
    5.340% due 04/23/97                             1,400      1,395
    6.330% due 04/24/97                               300        299
                                                            ---------
                                                              48,750
                                                            =========
Repurchase Agreement 0.9%
State Street Bank
    5.000% due 04/01/97                             1,461      1,461
    (Dated 03/31/97. Collateralized by U.S. Treasury
    Bond 7.250% 05/15/16 valued at $1,491,357.
    Repurchase proceeds are $1,461,203.)

---------------------------------------------------------------------
U.S. Treasury Bills 0.0%
    5.085% due 06/26/97 (b)                     $      10   $     10
                                                            ---------
Total Short-Term Instruments                                  51,620
(Cost $51,620)                                              =========

Total Investments (a) 103.8%                                $171,244
(Cost $171,396)

Other Assets and Liabilities (Net) (3.8%)                     (6,210)
                                                            ---------
Net Assets 100.0%                                           $165,034
                                                            =========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.        $  1,230

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.            (920)
                                                            ---------

Unrealized appreciation-net                                 $    310
                                                            =========

(b) Securities with an aggregate market value of $10 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                           Unrealized
Type                                    Contracts        Depreciation
---------------------------------------------------------------------
U.S. Treasury 2 Year Note (06/97)              11        $       (19)


(c) Foreign forward currency contracts outstanding at March 31, 1997:

                       Principal
                          Amount                           Unrealized
                         Covered   Expiration           Appreciation/
Type                 by Contract        Month          (Depreciation)
---------------------------------------------------------------------
Buy        BF             88,411        06/97          $        (325)
Sell                      88,411        06/97                    299
Sell       C$              2,064        09/97                     21
Sell       N$              4,940        04/97                     24
Buy        SK             13,463        04/97                    (68)
Sell                      14,518        04/97                    178
                                                       --------------
                                                       $         129
                                                       ==============

(d) Variable rate security. The rate listed is as of March 31, 1997.

(e) Principal amount denoted in the indicated currency.

              BF - Belgian Franc
              C$ - Canadian Dollar
              N$ - New Zealand Dollar
              SK - Swedish Krona
(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.



66/PIMCO Funds See accompanying notes

Schedule of Investments

Long-Term U.S. Government Fund
March 31, 1997


                                                Principal
                                                   Amount      Value
                                                  (000's)    (000's)
---------------------------------------------------------------------
 U.S. Treasury Bonds 56.2%
---------------------------------------------------------------------
    8.125% due 05/15/21                        $   10,000   $ 10,994
    6.750% due 08/15/26                             1,411      1,336
                                                            --------
Total U.S. Treasury Bonds                                     12,330
(Cost $12,807)                                              ========

---------------------------------------------------------------------
 Mortgage-Backed Securities 80.1%
---------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 1.8%
    7.261% due 06/01/22 (c)                           183        191
    7.411% due 05/01/22 (c)                           208        216
                                                            --------
                                                                 407
                                                            ========
Federal Housing Administration 7.8%
    7.421% due 11/01/19                               222        224
    7.430% due 12/28/17                             1,468      1,477
                                                            --------
                                                               1,701
                                                            ========
Federal National Mortgage Association 6.3%
    7.449% due 05/01/25 (c)                           837        867
    7.954% due 10/01/24 (c)                           489        508
                                                            --------
                                                               1,375
                                                            ========
Government National Mortgage Association 10.7%
   6.500% due 02/20/24 (c)                            391        396
   7.000% due 08/20/25 (c)                            654        666
   7.125% due 06/20/23-07/20/23 (c)(e)              1,264      1,294
                                                            --------
                                                               2,356
                                                            ========
Collateralized Mortgage Obligations 37.5%
Bear Stearns
   7.100% due 06/25/24                                385        357
California Federal Bank
   6.743% due 08/25/30 (c)                          1,569      1,552
Federal Home Loan Mortgage Corp.
   9.500% due 01/15/05                                140        145
   6.500% due 07/15/21                                341        301
Federal National Mortgage Assn.
   8.000% due 01/25/19                                114        114
   8.750% due 08/25/20                                339        348
   8.000% due 03/25/22                                 56         57
   7.000% due 06/25/22                                332        277
   7.800% due 10/25/22                                705        681
   6.000% due 08/25/23                                856        751
General Electric Capital Mortgage
   7.500% due 03/25/19                                159        159
Independent National Mortgage Corp.
   8.088% due 01/25/25 (c)                            517        529
Prudential Home
   6.500% due 01/25/24                              1,000        833
Residential Funding
   8.147% due 03/25/25 (c)                            443        456
Resolution Trust Corp.
   6.888% due 06/25/23 (c)                            350        351
Vendee Mortgage
   6.500% due 06/15/24                              1,793      1,309
                                                            --------
                                                               8,220
                                                            ========
Other Mortgage-Backed Securities 12.3%
Resolution Trust Corp.
   6.689% due 05/25/29 (c)                          1,645      1,669
Ryland Acceptance Corp.
   7.580% due 11/28/22 (c)                          1,000      1,018
                                                            --------
                                                               2,687
                                                            ========
Stripped Mortgage-Backed Securities 3.7%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                908         38
   6.500% due 08/15/06                                417         37
   6.500% due 10/15/06                                632         67
   6.500% due 11/15/06                                823         76
   6.000% due 10/15/07                                799         69
   2.675% due 12/15/08 (c)                          2,907        115
   7.000% due 02/15/26                                713         43

Federal National Mortgage Assn. (IO)
   6.500% due 02/25/07                                463         44
   6.500% due 08/25/20                              1,000        133
   6.500% due 09/25/21                              1,174        182
                                                            --------
                                                                 804
                                                            --------
Total Mortgage-Backed Securities                              17,550
(Cost $17,478)                                              ========

---------------------------------------------------------------------
 Short-Term Instruments 7.9%
---------------------------------------------------------------------
Discount Notes 4.5%
General Motors Acceptance Corp.
   5.390% due 04/09/97                                200        200
   5.580% due 05/07/97                                300        298
National Rural Utilities Cooperative
   5.550% due 05/19/97                                300        298
New Center Asset Trust
   5.520% due 04/25/97                                200        199
                                                            --------
                                                                 995
                                                            ========
Repurchase Agreement 2.8%
State Street Bank
   5.000% due 04/01/97                                605        605
   (Dated 03/31/97. Collateralized by U.S. Treasury         --------
   Note 5.125% 02/28/98 valued at $617,252.
   Repurchase proceeds are $605,084.)

U.S. Treasury Bills 0.6%
   5.065% due 05/01/97-07/03/97 (b)(e)                140        138
                                                            --------
Total Short-Term Instruments                                   1,738
(Cost $1,739)                                               ========

Total Investments (a) 144.2%                                $ 31,618
(Cost $32,024)

Written Options (d) (0.2%)                                       (46)
(Premiums $34)

Other Assets and Liabilities (Net) (44.0%)                    (9,644)
                                                            --------

Net Assets 100.0%                                           $ 21,928
                                                            ========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                              $    292

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                     (541)
                                                            --------

Unrealized depreciation-net                                 $   (249)
                                                            ========


(b) Securities with an aggregate market value of $128 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:


                                                                     Unrealized
Type                                             Contracts          Depreciation
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (06/97)                      15          $       (24)

(c) Variable rate security.  The rate listed is as of March 31, 1997.

(d) Premiums received on Written Put Options:



                                                               Premiums   Market
Type                                                   Par     Received   Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
Strike @ 93.50 Exp. 03/16/98                     $  39,000     $     34  $    46


(e) Securities are grouped by coupon and represent a range of maturities.


                                    1997 Annual Report See accompanying notes/67

Schedule of Investments

Real Return Bond Fund
March 31, 1997

                                                 Principal
                                                    Amount     Value
                                                   (000's)    (000's)
---------------------------------------------------------------------
 Corporate Bonds And Notes 7.7%
---------------------------------------------------------------------
Banking and Finance 7.7%
J.P. Morgan & Co.
    4.000% due 02/15/12 (c)                       $    250  $    244
Pacific Southwest Bank
    6.060% due 06/17/02                                239       239
                                                            ---------
Total Corporate Bonds and Notes                                  483
(Cost $491)                                                 =========

---------------------------------------------------------------------
 U.S. Treasury Obligations 69.6%
---------------------------------------------------------------------
    3.375% due 01/15/07 (e)                          4,351     4,384
                                                            ---------
Total U.S. Treasury Obligations                                4,384
(Cost $4,426)                                               =========

---------------------------------------------------------------------
 Foreign Currency-Denominated Issues (b)(d) 15.3%
---------------------------------------------------------------------
Commonwealth of Canada
    4.250% due 12/01/26 (e)                      C$    640       458
Commonwealth of New Zealand
    4.500% due 02/15/16 (e)                      N$    750       505
                                                            ---------
Total Foreign Currency-Denominated Issues                        963
(Cost $992)                                                 =========

---------------------------------------------------------------------
 Short-Term Instruments 72.9%
---------------------------------------------------------------------
Discount Notes 68.1%
Ameritech Corp.
    5.280% due 04/24/97                           $    200       199
Australian Wheat Board
    5.300% due 04/04/97                                200       200
Canadian Wheat Board
    5.500% due 04/21/97                                200       199
Central Illinois Public Service Co.
    5.300% due 04/11/97                                200       200
Commonwealth of Canada
    5.260% due 04/01/97                                100       100
    5.270% due 04/08/97                                100       100
E.I. Du Pont de Nemours
    5.240% due 04/22/97                                200       199
Electricite de France
    5.300% due 04/28/97                                200       199
Emerson Electric Co.
    5.490% due 05/05/97                                100        99
Federal Home Loan Mortgage Corp.
    5.280% due 06/05/97                                200       198
Federal National Mortgage Assn
    5.510% due 05/02/97                                100       100
Florida Power Corp.
    5.260% due 04/02/97                                100       100
Ford Motor Credit Corp.
    5.320% due 04/03/97                                200       200
    5.300% due 04/23/97                                200       199
General Electric Capital Corp.
    5.330% due 06/04/97                                200       198
General Motors Acceptance Corp.
    5.350% due 04/09/97                                200       200
KFW International Finance, Inc.
    5.290% due 04/29/97                                200       199
Kingdom of Sweden
    5.550% due 04/09/97                                200       200
Province of British Columbia
    5.310% due 06/03/97                                200       198
Minnesota Mining & Manufacturing Co.
    5.280% due 04/02/97                                200       200
National Rural Utilities Cooperative
    5.270% due 04/10/97                                200       200
Pitney Bowes Credit Corp.
    5.290% due 04/07/97                                200       200
    5.290% due 04/08/97                                200       200
Queensland Treasury Corp.
    5.320% due 04/28/97                                200       199
                                                            ---------
                                                               4,286
                                                            =========

---------------------------------------------------------------------
Repurchase Agreement 4.8%
State Street Bank
    5.000% due 04/01/97                           $    301  $    301
                                                            ---------
    (Dated 03/31/97.  Collateralized by U.S.
    Treasury Note 5.125% 02/28/98 valued
    at $308,626. Repurchase proceeds are $301,042.)

Total Short-Term Instruments                                   4,587
(Cost $4,588)                                               =========

Total Investments (a) 165.5%                                $ 10,417
(Cost $10,497)

Other Assets and Liabilities (Net) (65.5%)                    (4,121)
                                                            ---------
Net Assets 100.0%                                           $  6,296
                                                            =========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.        $     24

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.            (106)
                                                            ---------

Unrealized depreciation-net                                 $    (82)
                                                            =========

(b) Foreign forward currency contracts outstanding at March 31, 1997:

                          Principal
                             Amount                        Unrealized
                            Covered     Expiration      Appreciation/
Type                    by Contract          Month     (Depreciation)
---------------------------------------------------------------------
Sell         C$                 259          04/97     $           6
Sell                            130          05/97                 3
Sell                            262          06/97                 3
Buy                             100          04/98                 1
Sell         N$                 494          04/97                 2
Sell                            247          05/97                (2)
                                                       --------------
                                                       $          13
                                                       ==============

(c) Variable rate security.  The rate listed is as of March 31, 1997.

(d) Principal amount denoted in indicated currency:

               C$ - Canadian Dollar
               N$ - New Zealand Dollar

(e) Principal amount of the security is adjusted for inflation.


68/PIMCO Funds See accompanying notes

Schedule of Investments

Foreign Bond Fund
March 31, 1997

                                                 Principal
                                                    Amount      Value
                                                   (000's)    (000's)
---------------------------------------------------------------------
 Argentina (e) 2.5%
---------------------------------------------------------------------
Republic of Argentina
    7.180% due 06/20/97                  AP            780  $    769
    8.000% due 08/09/97                  DG          1,300       695
    0.000% due 03/20/98                  AP            780       730
    3.576% due 04/01/01(d)                           4,263     3,781
                                                            ---------
Total Argentina                                                5,975
(Cost $6,097)                                               =========

---------------------------------------------------------------------
 Australia (c)(e) 9.5%
---------------------------------------------------------------------
Australian Wheat Board
    5.310% due 05/09/97                   $          4,100     4,077
Commonwealth of Australia
   13.000% due 07/15/00                  A$          4,400     4,033
    9.500% due 08/15/03                                500       426
   10.000% due 02/15/06                              3,700     3,273
Mobil Australia
    5.320% due 04/15/97                   $          2,500     2,495
    5.420% due 06/18/97                              8,500     8,396
                                                            ---------
Total Australia                                               22,700
(Cost $22,770)                                              =========

---------------------------------------------------------------------
 Belgium (c)(e) 4.2%
---------------------------------------------------------------------
Kingdom of Belgium
    9.000% due 03/28/03                  BF            200         7
    5.100% due 11/21/04(d)                         183,200     5,633
    8.500% due 10/01/07                            124,400     4,299
                                                            ---------
Total Belgium                                                  9,939
(Cost $10,655)                                              =========

---------------------------------------------------------------------
 Canada (c)(e) 13.7%
---------------------------------------------------------------------
Commonwealth of Canada
    5.290% due 04/08/97                   $          2,600     2,597
    5.410% due 04/15/97                              4,200     4,191
    5.290% due 04/17/97                              1,500     1,496
    8.500% due 03/01/00                  C$         23,498    18,379
    9.000% due 12/01/04                              1,160       960
    4.250% due 12/01/26 (h)                          3,072     2,198
Rogers Cantel, Inc.
   10.500% due 06/01/06                              2,500     2,029
Sears Canada
   11.700% due 07/10/00                              1,000       836
                                                            ---------
Total Canada                                                  32,686
(Cost $33,131)                                              =========

---------------------------------------------------------------------
 Czech Republic (e) 1.9%
---------------------------------------------------------------------
Bayerische Landesbank
   11.500% due 10/09/97                  CK        134,000     4,586
                                                            ---------
Total Czechoslovakia                                           4,586
(Cost $4,982)                                               =========

---------------------------------------------------------------------
 Denmark (c)(e) 2.3%
---------------------------------------------------------------------
Kingdom of Denmark
    8.000% due 05/15/03                  DK         29,500     5,104
    8.000% due 03/15/06                              1,800       307
                                                            ---------
Total Denmark                                                  5,411
(Cost $6,745)                                               =========

---------------------------------------------------------------------
 Finland (c)(e) 3.8%
---------------------------------------------------------------------
Republic of Finland
    3.490% due 03/13/98                  FM         15,000     2,908
    7.250% due 04/18/06                             19,000     4,047
    8.250% due 10/15/10                             10,000     2,242
                                                            ---------
Total Finland                                                  9,197
(Cost $9,193)                                               =========

---------------------------------------------------------------------
 Germany (c)(e) 11.1%
---------------------------------------------------------------------
Republic of Germany
    5.875% due 05/15/00                  DM          6,640  $  4,160
    7.125% due 12/20/02                              1,800     1,181
    6.875% due 06/11/03                             32,650    21,113
                                                            ---------
Total Germany                                                 26,454
(Cost $26,855)                                              =========

---------------------------------------------------------------------
 Greece (c)(e) 0.2%
---------------------------------------------------------------------
Republic of Greece
   14.800% due 05/19/03 (d)              GD        100,000       391
                                                            ---------
Total Greece                                                     391
(Cost $392)                                                 =========

---------------------------------------------------------------------
 Italy (c)(e) 9.5%
---------------------------------------------------------------------
Republic of Italy
    5.250% due 01/01/00                  IL     28,630,000    16,568
    8.313% due 01/01/05                          9,370,000     6,052
                                                            ---------
Total Italy                                                   22,620
(Cost $23,006)                                              =========

---------------------------------------------------------------------
 Japan (c)(e) 35.3%
---------------------------------------------------------------------
Government of Japan
    6.400% due 03/20/00                  JY      6,153,000    57,644
    5.500% due 03/20/02                          1,897,000    18,188
    4.500% due 06/20/03                            685,000     6,380
    4.100% due 12/22/03                            224,200     2,051
                                                            ---------
Total Japan                                                   84,263
(Cost $85,162)                                              =========

---------------------------------------------------------------------
 Mexico (e) 6.3%
---------------------------------------------------------------------
Banco Nacional de Comercio Exterior
    8.000% due 05/06/98                  DM         13,000     8,002
Bancomer
    8.000% due 07/07/98                   $          2,000     2,002
Nacional Financiera
    8.094% due 12/15/97(d)                              41        41
Petroleos Mexicanos
    7.750% due 09/30/98                  FF         22,000     4,067
Third Mexican Acceptance Corp.
    7.370% due 03/15/98                   $          1,000       980
                                                            ---------
Total Mexico                                                  15,092
(Cost $14,295)                                              =========

---------------------------------------------------------------------
 Netherlands (c)(e) 7.3%
---------------------------------------------------------------------
Kingdom of Netherlands
    6.250% due 07/15/98                  DG         10,500     5,770
    5.750% due 01/15/04                             21,210    11,526
    8.250% due 02/15/07                                400       252
                                                            ---------
Total Netherlands                                             17,548
(Cost $18,910)                                              =========

---------------------------------------------------------------------
 New Zealand (c)(e) 2.7%
---------------------------------------------------------------------
Commonwealth of New Zealand
    8.000% due 04/15/04                  N$          9,350     6,502
                                                            ---------
Total New Zealand                                              6,502
(Cost $6,685)                                               =========

---------------------------------------------------------------------
 Spain (c)(e) 3.3%
---------------------------------------------------------------------
Kingdom of Spain
   10.000% due 02/28/05                  SP        947,100     7,850
                                                            ---------
Total Spain                                                    7,850
(Cost $8,381)                                               =========

---------------------------------------------------------------------
 Supranational (e) 1.3%
---------------------------------------------------------------------
European Bank for Reconstruction & Development
    9.000% due 04/22/98                  PP         49,000     1,859

                                    1997 Annual Report See accompanying notes/69

Foreign Bond Fund
March 31, 1997


                                            Principal
                                               Amount         Value
                                              (000's)       (000's)
===================================================================
World Bank
    10.250% due 04/11/02                  PP   31,000    $    1,176
                                                         ----------
Total Supranational                                           3,035
(Cost $3,039)                                            ==========

-------------------------------------------------------------------
Sweden (c)(e) 15.9%
-------------------------------------------------------------------
Kingdom of Sweden
     5.360% due 06/02/97                   $    4,000         3,961
    11.000% due 01/21/99                  SK   64,300         9,376
    10.250% due 05/05/00                      165,100        24,696
                                                         ----------
Total Sweden                                                 38,033
(Cost $39,183)                                           ==========

-------------------------------------------------------------------
United Kingdom (c)(e) 11.2%
-------------------------------------------------------------------
United Kingdom Gilt
     8.000% due 12/07/00                  BP    1,000         1,679
     6.750% due 11/26/04                          190           298
     8.500% due 12/07/05                       14,251        24,672
                                                         ----------
Total United Kingdom                                         26,649
(Cost $26,894)                                           ==========

-------------------------------------------------------------------
United States 16.3%
-------------------------------------------------------------------
Corporate Bonds and Notes 5.8%
AT&T Capital Corp.
     5.900% due 11/13/97                   $    3,500         3,497
Resolution Trust Corp.
     7.750% due 04/25/28                        4,582         4,582
Salomon, Inc.
     3.650% due 02/14/02 (h)                    5,000         4,880
Time Warner, Inc.
     6.456% due 08/15/00 (d)                      875           875
                                                         ----------
                                                             13,834
                                                         ==========
Mortgage-Backed Securities 10.0%
Collateralized Mortgage Obligation Trust
     9.000% due 05/01/14                           61            63
Federal Home Loan Mortgage Corp.
     9.000% due 11/15/19                           28            28
     9.050% due 06/15/19                          171           177
Government National Mortgage Assn
     6.875% due 11/20/21-10/20/24 (d)(g)        5,579         5,692
     7.125% due 09/20/22-09/20/23 (d)(g)        6,338         6,491
Independent National Mortgage Corp.
     8.212% due 11/25/24(d)                       430           441
Morgan Stanley Mortgage
     8.150% due 07/20/21                            5             5
PaineWebber Mortgage
     7.000% due 10/25/23                        1,780         1,779
Resolution Trust Corp.
    10.648% due 05/25/24(d)                       268           273
Ryland Acceptance Corp.
     7.837% due 09/25/23(d)                     8,496         8,631
Sears Mortgage
     6.763% due 06/25/22(d)                       245           245
     8.250% due 09/25/31                           21            21
                                                         ----------
                                                             23,846
                                                         ==========
Asset-Backed Securities 0.5%
Student Loan Marketing Assn
     5.815% due 04/25/04  (d)                   1,154         1,157
                                                         ----------
Total United States                                          38,837
(Cost $38,924)                                           ==========

-------------------------------------------------------------------
Purchased OTC Call Options (e) 8.2%
-------------------------------------------------------------------
Commonwealth of Australia
    13.000% due 07/15/00(f)
     Strike @ 105.16 Exp. 06/27/97        A$    4,400           343
Commonwealth of Canada
     8.000% due 11/01/98 (f)
     Strike @ 95.05 Exp. 04/24/97         C$   28,600         2,006
     8.500% due 03/01/00 (f)
     Strike @ 95.71 Exp. 06/25/97              23,498         1,916
Government of Japan
     6.400% due 03/20/00(f)
     Strike @ 104.88 Exp. 06/01/97        JY  900,000           704
     6.400% due 03/20/00 (f)
     Strike @ 99.06 Exp. 06/25/97           5,253,000         6,494
     5.500% due 03/20/02 (f)
     Strike @ 107.34 Exp. 04/16/97            208,000           185
     5.500% due 03/20/02 (f)
     Strike @ 102.48 Exp 06/11/97           1,538,000         1,867
     4.500% due 06/20/03  (f)
     Strike @ 94.09 Exp. 05/23/97             525,000           864
Kingdom of Sweden
    11.000% due 01/21/99 (f)
     Strike @ 100.92 Exp. 04/17/97        SK  100,000         1,197
    11.000% due 01/21/99 (f)
     Strike @ 100.94 Exp. 04/21/97            154,000         1,833
    10.250% due 05/05/00 (f)
     Strike @ 91.96 Exp. 06/27/97              80,000         2,083
                                                         ----------
Total Purchased OTC Call Options                             19,492
(Cost $20,300)                                           ==========

-------------------------------------------------------------------
Short-Term Instruments 29.7%
-------------------------------------------------------------------
Discount Notes 28.7%
Emerson Electric Co.
     5.490% due 05/05/97                   $    3,000         2,984
Ford Motor Credit Corp.
     5.320% due 04/09/97                        6,900         6,892
     5.300% due 04/11/97                        2,200         2,197
     5.300% due 04/23/97                        1,100         1,096
     5.280% due 04/29/97                        1,100         1,096
General Electric Capital Corp.
     5.250% due 04/25/97                          900           897
General Motors Acceptance Corp.
     5.390% due 04/09/97                        1,900         1,898
     5.580% due 05/07/97                        4,000         3,978
     5.450% due 06/17/97                        1,900         1,877
     5.580% due 06/23/97                        1,000           987
KFW International Finance, Inc.
     5.520% due 04/28/97                        3,000         2,988
     5.290% due 04/29/97                          700           697
Minnesota Mining & Manufacturing Co.
     5.280% due 05/07/97                        1,000           995
National Rural Utilities Cooperative
     5.290% due 04/01/97                        7,600         7,600
New Center Asset Trust
     6.700% due 04/01/97                        4,600         4,600
     5.270% due 04/09/97                          500           500
     5.520% due 04/25/97                        4,000         3,985
Pitney Bowes Credit Corp.
     5.280% due 05/14/97                        6,500         6,459
Shell Oil Co.
     5.470% due 04/24/97                        8,800         8,769
Wool International
     5.340% due 04/23/97                        7,500         7,476
     5.330% due 04/24/97                          400           399
                                                         ----------
                                                             68,370
                                                         ==========
Repurchase Agreement 0.8%
State Street Bank
     5.000% due 04/01/97                        1,846         1,846
     (Dated 03/31/97.  Collateralized by                 ----------
     U.S. Treasury Note 5.125% 02/28/98
     valued at $1,886,599.
     Repurchase proceeds are $1,846,256.)

U.S. Treasury Bills 0.2%
     5.025% due 05/01/97(b)(g)                    625           622
                                                         ----------
Total Short-Term Instruments                                 70,838
(Cost $70,837)                                           ==========

Total Investments (a) 196.2%                             $  468,098
(Cost $476,436)

Other Assets and Liabilities (Net)(96.2%)                  (229,475)
                                                         ----------
Net Assets 100.0%                                        $  238,623
                                                         ==========


70/PIMCO Funds See accompanying notes

================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                    $    2,435

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                       (10,518)
                                                                     -----------
Unrealized depreciation-net                                          $   (8,083)
                                                                     ===========

(b) Securities with an aggregate market value of $622 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                      Unrealized
Type                                           Contracts            Depreciation
--------------------------------------------------------------------------------
Commonwealth of Australia 3 Year Note (06/97)        305             $      (35)
Republic of France 10 Year Note (06/97)               64                   (147)
                                                                     -----------
                                                                     $     (182)
                                                                     ===========

(c) Foreign forward currency contracts outstanding at March 31, 1997:


                                      Principal
                                         Amount                      Unrealized
                                        Covered     Expiration     Appreciation/
Type                                by Contract          Month    (Depreciation)
--------------------------------------------------------------------------------
Buy                        A$             2,470          04/97    $          (7)
Sell                                      2,786          04/97              (40)
Sell                       BF           304,921          06/97             (137)
Sell                       BP             4,476          04/97               49
Sell                                      1,274          06/97              (68)
Buy                        C$             6,279          04/97              (85)
Buy                                      11,419          05/97             (109)
Buy                                       8,777          06/97               (7)
Sell                                     19,423          04/97              247
Sell                                     11,419          05/97              244
Sell                                     12,859          03/98              133
Sell                       DG            19,648          04/97              275
Sell                                        487          06/97                1
Buy                        DK                 8          04/97                0
Sell                                      2,245          04/97               18
Buy                        DM               662          04/97                8
Buy                                       7,834          06/97               33
Sell                                     35,257          04/97            2,300
Sell                                     15,763          07/97              (58)
Sell                       EC               381          07/97                1
Buy                        FF            12,076          04/97               34
Sell                                     12,346          04/97               64
Sell                                     24,777          07/97             (118)
Buy                        FM               100          04/97               (1)
Buy                                      23,281          05/97               97
Sell                                     42,624          05/97              200
Sell                                      5,058          06/97                0
Buy                        GD           117,475          04/97               (1)
Buy                        IL         1,489,000          04/97               11
Sell                                    458,692          04/97               17
Buy                        JY            94,151          04/97              (19)
Buy                                     413,803          05/97               (1)
Sell                                    719,696          05/97              348
Buy                        N$             6,213          05/97              (19)
Buy                                       3,481          06/97                1
Sell                                     18,671          05/97              152
Sell                                        881          06/97               (6)
Sell                       SF             9,900          04/97              407
Sell                                      7,830          05/97               15
Buy                        SK           179,184          04/97             (807)
Buy                                      16,103          05/97              (46)
Sell                                    194,599          04/97            2,235
Sell                                     16,642          05/97               38
Buy                        SP            10,518          04/97               (5)
Buy                                     449,222          05/97               46
Buy                                   1,028,835          06/97              128
                                                                  -------------
                                                                  $       5,566
                                                                  =============

===============================================================================

(d) Variable rate security.  The rate listed is as of March 31, 1997.

(e) Principal amount denoted in the indicated currency:

      A$ - Australian Dollar         FF - French Franc
      AP - Argentine Peso            FM - Finnish Markka
      BF - Belgian Franc             GD - Greek Drachma
      BP - British Pound             IL - Italian Lira
      C$ - Canadian Dollar           JY - Japanese Yen
      CK - Czech Koruna              N$ - New Zealand Dollar
      DG - Dutch Guilder             PP - Philippines Peso
      DK - Danish Krone              SF - Swiss Franc
      DM - German Mark               SK - Swedish Krona
      EC - European Currency Unit    SP - Spanish Peseta

(f) Security is subject to outstanding forward sale commitment.

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.






                                    1997 Annual Report See accompanying notes/71

Schedule of Investments

Global Bond Fund
March 31, 1997

                                                 Principal
                                                    Amount     Value
                                                   (000's)   (000's)
---------------------------------------------------------------------
  Argentina (e) 2.4%
---------------------------------------------------------------------
Republic of Argentina
    7.180% due 06/20/97                  AP            720  $    710
    8.000% due 08/09/97                  DG            600       321
    0.000% due 03/20/98                  AP            720       674
    3.576% due 04/01/01 (d)                          4,124     3,658
                                                            --------
Total Argentina                                                5,363
(Cost $5,420)                                               ========

---------------------------------------------------------------------
  Australia (c)(e) 9.6%
---------------------------------------------------------------------
Australian Wheat Board
    5.310% due 05/09/97                   $         10,000     9,944
Commonwealth of Australia
   13.000% due 07/15/00                  A$          5,500     5,041
   10.000% due 02/15/06                              2,500     2,211
Mobil Australia
    5.420% due 06/18/97                   $          3,500     3,457
                                                            --------
Total Australia                                               20,653
(Cost $20,739)                                              ========

---------------------------------------------------------------------
  Belgium (c)(e) 2.7%
---------------------------------------------------------------------
Kingdom of Belgium
    5.100% due 11/21/04 (d)              BF         95,900     2,949
    8.500% due 10/01/07                             80,000     2,764
                                                            --------
Total Belgium                                                  5,713
(Cost $6,126)                                               ========

---------------------------------------------------------------------
  Canada (c)(e) 21.4%
---------------------------------------------------------------------
Commonwealth of Canada
    5.280% due 04/02/97                   $         10,000     9,999
    5.430% due 04/15/97                              8,700     8,682
    8.500% due 03/01/00                  C$         20,533    16,060
    9.000% due 12/01/04                              2,440     2,019
    4.250% due 12/01/26 (h)                          6,482     4,638
Rogers Cantel, Inc.
   10.500% due 06/01/06                              6,000     4,870
                                                            --------
Total Canada                                                  46,268
(Cost $46,556)                                              ========

---------------------------------------------------------------------
  Czech Republic (e) 1.6%
---------------------------------------------------------------------
Bayerische Landesbank
   11.500% due 10/09/97                  CK        102,000     3,491
                                                            --------
Total Czechoslovakia                                           3,491
(Cost $3,793)                                               ========

---------------------------------------------------------------------
  Denmark (c)(e) 1.5%
---------------------------------------------------------------------
Kingdom of Denmark
    8.000% due 05/15/03                  DK         16,400     2,837
    8.000% due 03/15/06                              1,700       290
                                                            --------
Total Denmark                                                  3,127
(Cost $3,390)                                               ========

---------------------------------------------------------------------
  Finland (c)(e) 6.7%
---------------------------------------------------------------------
Kansallis-Osake
    7.850% due 09/30/43 (d)               $          5,000     5,113
Republic of Finland
    3.490% due 03/13/98                  FM         14,000     2,714
    7.250% due 04/18/06                             22,000     4,686
    8.250% due 10/15/10                              9,000     2,018
                                                            --------
Total Finland                                                 14,531
(Cost $14,537)                                              ========

---------------------------------------------------------------------
  France (c)(e) 2.5%
---------------------------------------------------------------------
Republic of France
    5.240% due 04/23/97                  FF          1,000       997
    5.320% due 04/23/97                              4,400     4,386
                                                            --------
Total France                                                   5,383
(Cost $5,382)                                               ========

---------------------------------------------------------------------
  Germany (c)(e) 4.6%
---------------------------------------------------------------------
Republic of Germany
    7.125% due 12/20/02                  DM          2,010     1,318
    6.875% due 06/11/03                             10,200     6,596
    7.375% due 01/03/05                              3,200     2,119
                                                            --------
Total Germany                                                 10,033
(Cost $10,766)                                              ========

---------------------------------------------------------------------
  Greece (c)(e) 0.2%
---------------------------------------------------------------------
Republic of Greece
   14.800% due 05/19/03 (d)              GD        100,000       391
                                                            --------
Total Greece                                                     391
(Cost $392)                                                 ========

---------------------------------------------------------------------
  Italy (c)(e) 6.0%
---------------------------------------------------------------------
Republic of Italy
    5.250% due 01/01/00                  IL     15,580,000     9,016
    8.313% due 01/01/05                          6,240,000     4,031
                                                            --------
Total Italy                                                   13,047
(Cost $13,344)                                              ========

---------------------------------------------------------------------
  Japan (c)(e) 19.4%
---------------------------------------------------------------------
Government of Japan
    6.400% due 03/20/00                  JY      3,040,000    28,480
    5.500% due 03/20/02                            747,000     7,162
    4.500% due 06/20/03                            550,000     5,123
    4.100% due 12/22/03                            134,800     1,233
                                                            --------
Total Japan                                                   41,998
(Cost $43,147)                                              ========

---------------------------------------------------------------------
  Mexico (e) 1.1%
---------------------------------------------------------------------
Banco Nacional de Comercio Exterior
    8.000% due 05/06/98                  DM            500       308
Third Mexican Acceptance Corp.
    7.370% due 03/15/98                   $          2,000     1,960
                                                            --------
Total Mexico                                                   2,268
(Cost $2,245)                                               ========

---------------------------------------------------------------------
  Netherlands (c)(e) 4.1%
---------------------------------------------------------------------
Kingdom of Netherlands
    6.250% due 07/15/98                  DG          3,900     2,143
    9.000% due 05/15/00                              1,200       725
    5.750% due 01/15/04                              6,050     3,288
    8.250% due 02/15/07                              4,400     2,770
                                                            --------
Total Netherlands                                              8,926
(Cost $9,598)                                               ========

---------------------------------------------------------------------
  New Zealand (c)(e) 2.6%
---------------------------------------------------------------------
Commonwealth of New Zealand
    8.000% due 04/15/04                  N$          8,050     5,598
                                                            --------
Total New Zealand                                              5,598
(Cost $5,745)                                               ========

---------------------------------------------------------------------
  Spain (c)(e) 2.2%
---------------------------------------------------------------------
Kingdom of Spain
   10.000% due 02/28/05                  SP        562,800     4,665
                                                            --------
Total Spain                                                    4,665
(Cost $4,970)                                               ========

---------------------------------------------------------------------
  Supranational (e) 1.3%
---------------------------------------------------------------------
European Bank for Reconstruction & Development
    9.000% due 04/22/98                  PP         46,000     1,745
World Bank
   10.250% due 04/11/02                             29,000     1,100
                                                            --------
Total Supranational                                            2,845
(Cost $2,849)                                               ========



72/PIMCO Funds See accompanying notes

                                                                     Principal
                                                                        Amount      Value
                                                                       (000's)    (000's)
------------------------------------------------------------------------------------------
Sweden (c)(e) 15.2%
------------------------------------------------------------------------------------------
Kingdom of Sweden
   11.000% due 01/21/99                                         SK     111,300  $  16,230
   10.250% due 05/05/00                                                110,700     16,559
                                                                                ---------
Total Sweden                                                                       32,789
(Cost $33,545)                                                                  =========

------------------------------------------------------------------------------------------
United Kingdom (c)(e) 6.8%
------------------------------------------------------------------------------------------
United Kingdom Gilt
    6.750% due 11/26/04                                         BP         570        894
    8.500% due 12/07/05                                                  7,926     13,722
                                                                                ---------
Total United Kingdom                                                               14,616
(Cost $14,980)                                                                  =========

------------------------------------------------------------------------------------------
United States (e) 18.9%
------------------------------------------------------------------------------------------
Corporate Bonds and Notes 8.3%
AT&T Capital Corp.
    5.900% due 11/13/97                                          $       3,500      3,497
CMS Energy
    9.500% due 10/01/97 (d)                                                750        759
CTC Mansfield Funding
   11.125% due 09/30/16                                                    700        747
Dean Witter Discover
    5.555% due 02/01/99 (d)                                              1,000      1,001
    5.645% due 02/05/99 (d)                                              1,000      1,003
General Motors Acceptance Corp.
    6.500% due 05/15/97                                                  1,000      1,001
Hewlett-Packard Co.
    5.625% due 11/20/00                                         DM       1,300        803
Salomon, Inc.
    3.650% due 02/14/02 (h)                                      $       6,000      5,856
TCI Communications, Inc.
    6.218% due 04/01/02 (d)                                              2,700      2,663
United Air Lines
   10.670% due 05/01/04                                                    500        573
                                                                                ---------
                                                                                   17,903
                                                                                =========
Mortgage-Backed Securities 10.1%
Federal Home Loan Mortgage Corp.
    7.368% due 05/01/23 (d)                                              1,215      1,260
Federal Housing Administration
    7.399% due 02/01/21                                                  1,666      1,535
Federal National Mortgage Assn.
    6.085% due 12/01/27-08/01/29 (d)(f)                                  1,598      1,576
    6.500% due 04/01/09                                                    781        757
    7.500% due 11/01/01-01/01/02 (f)                                     1,050      1,061
    7.636% due 03/01/24 (d)                                                466        480
    8.062% due 11/01/23 (d)                                                817        845
Government National Mortgage Assn.
    6.875% due 11/20/23-10/20/24 (d)(f)                                  2,567      2,619
    7.125% due 07/20/22-09/20/23 (d)(f)                                  4,235      4,338
Independent National Mortgage Corp.
    8.212% due 11/25/24 (d)                                                215        221
Pacific Southwest Bank
    6.060% due 06/17/02                                                  3,825      3,824
Residential Funding
    8.147% due 03/25/25 (d)                                              2,220      2,284
Resolution Trust Corp.
    8.000% due 04/25/25                                                  1,000      1,013
                                                                                ---------
                                                                                   21,813
                                                                                =========
Asset-Backed Securities 0.5%
Student Loan Marketing Assn.
    5.815% due 04/25/04 (d)                                              1,154      1,157
                                                                                ---------
Total United States                                                                40,873
(Cost $40,761)                                                                  =========

------------------------------------------------------------------------------------------
Purchased OTC Call Options (e) 8.0%
------------------------------------------------------------------------------------------
Commonwealth of Australia
   13.000% due 07/15/00 (g)
    Strike @ 105.16 Exp. 06/27/97                               A$       5,500        429
Commonwealth of Canada
    8.000% due 11/01/98 (g)
    Strike @ 91.50 Exp. 04/16/97                                C$      21,600      1,520
    8.000% due 03/01/00 (g)
    Strike @ 95.05 Exp. 04/24/97                                C$      21,600      1,515
Republic of Germany
    5.875% due 05/15/00 (g)
    Strike @ 95.31 Exp 06/11/97                                 DM      23,620      1,301
    6.875% due 06/11/03 (g)
    Strike @ 99.45 Exp. 05/22/97                                        17,400        846
Republic of Italy
    6.100% due 01/01/00 (g)
    Strike @ 89.50 Exp. 05/22/97                                IL  22,580,000      1,043
Government of Japan
    6.000% due 03/20/00 (g)
    Strike @ 105.15 Exp. 04/16/97                               JY      47,000         39
    6.400% due 03/20/00 (g)
    Strike @ 104.88 Exp. 06/11/97                                      750,000        587
    6.400% due 03/20/00 (g)
    Strike @ 99.06 Exp. 06/25/97                                     2,243,000      2,773
    5.500% due 03/20/02 (g)
    Strike @ 107.34 Exp. 04/16/97                                       32,000         28
    5.500% due 03/20/02 (g)
    Strike @ 102.48 Exp. 06/11/97                                      148,000        179
    4.500% due 06/20/03 (g)
    Strike @ 94.09 Exp. 05/23/97                                       390,000        642
Kingdom of Spain
   10.000% due 02/28/05 (g)
    Strike @ 110.55 Exp. 05/22/97                               SP     472,800        238
Kingdom of Sweden
   11.000% due 01/21/99 (g)
    Strike @ 100.92 Exp. 04/17/97                               SK     100,000      1,197
   11.000% due 01/21/99 (g)
    Strike @ 100.94 Exp. 04/21/97                                      151,300      1,801
   11.000% due 01/21/99 (g)
    Strike @ 100.16 Exp. 05/22/97                                      111,300      1,369
   10.250% due 05/05/00 (g)
    Strike @ 104.17 Exp. 05/15/97                                       89,200        996
United Kingdom
    8.500% due 12/07/05 (g)
    Strike @ 98.49 Exp. 05/22/97                                BP       6,820        756
                                                                                ---------
Total Purchased OTC Call Options                                                   17,259
(Cost $19,407)                                                                  =========

------------------------------------------------------------------------------------------
Short-Term Instruments 40.2%
------------------------------------------------------------------------------------------
Discount Notes 39.3%
Abbott Laboratories
    5.500% due 04/29/97                                          $      10,000      9,957
Ameritech Corp.
    5.320% due 04/02/97                                                  3,500      3,499
BellSouth Telecommunications
    6.090% due 04/02/97                                                  3,200      3,199
Emerson Electric Co.
    5.490% due 05/05/97                                                  2,500      2,487
Federal National Mortgage Assn.
    5.480% due 05/02/97                                                  9,400      9,356
    5.510% due 05/02/97                                                    200        199
Florida Power & Light Co.
    5.310% due 04/09/97                                                  4,300      4,295
Ford Motor Credit Corp.
    5.320% due 04/09/97                                                  5,000      4,994
    5.300% due 04/23/97                                                  2,300      2,293
General Electric Capital Corp.
    5.380% due 04/14/97                                                    500        499
    5.300% due 04/23/97                                                  3,600      3,588
General Motors Acceptance Corp.
    5.350% due 04/01/97                                                  3,100      3,100
    5.390% due 04/09/97                                                    900        899
    5.550% due 05/07/97                                                  4,000      3,978
KFW International Finance, Inc.
    5.500% due 04/04/97                                                  8,000      7,996
    5.270% due 04/17/97                                                  2,200      2,195
Kimberly-Clark Corp.
    5.500% due 04/01/97                                                  1,200      1,200
Natural Rural Utilities Cooperative
    5.330% due 04/29/97                                                  1,000        996
New Center Asset Trust
    5.250% due 04/25/97                                                 10,000      9,963

                                    1997 Annual Report See accompanying notes/73

Global Bond Fund
March 31, 1997

                                      Principal
                                         Amount               Value
                                        (000's)             (000's)
====================================================================
Pitney Bowes Credit Corp.
     5.290% due 04/08/97            $     2,300         $     2,298
     5.270% due 04/18/97                  2,400               2,394
     5.280% due 05/14/97                  1,500               1,491
Proctor & Gamble Co.
     5.280% due 04/14/97                    800                 798
Wool International
     5.340% due 04/23/97                  3,200               3,190
                                                        ------------
                                                             84,864
                                                        ============
Repurchase Agreement 0.4%
State Street Bank
     5.000% due 04/01/97                    835                 835
     (Dated 03/31/97. Collateralized                    ------------
     by U.S. Treasury
     Note 5.125% 02/28/98 valued
     at $856,188.
     Repurchase proceeds are $835,116.)

U.S. Treasury Bills 0.5%
     5.360% due 05/01/97(b)(f)            1,075               1,064
                                                        ------------
Total Short-Term Instruments                                 86,763
(Cost $86,762)                                          ============

Total Investments (a) 179.0%                            $   386,600
(Cost $394,454)

Other Assets and Liabilities (Net)(79.0%)                  (170,623)
                                                        ------------

Net Assets 100.0%                                       $   215,977
                                                        ============

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                          $     1,490

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                      (9,165)
                                                        ------------

Unrealized depreciation-net                             $    (7,675)
                                                        ============

(b) Securities with an aggregate market value of $1,064 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                   Unrealized
Type                                          Contracts          Depreciation
------------------------------------------------------------------------------
Commonwealth of Australia 3 Year Note (06/97)       273       $          (30)
U.S. Treasury 10 Year Note (06/97)                   59                 (126)
U.S. Treasury 30 Year Bond (06/97)                  212                 (494)
                                                              ----------------
                                                              $         (650)
                                                              ================

(c) Foreign forward currency contracts outstanding at March 31, 1997:

                              Principal
                                 Amount                             Unrealized
                                Covered           Expiration     Appreciation/
Type                        by Contract                Month    (Depreciation)
--------------------------------------------------------------------------------
Buy                   A$          2,529                04/97     $          35
Sell                                 57                04/97                (1)
Buy                   BF         37,660                04/97                 4
Buy                             114,611                06/97                52
Buy                   BP          6,660                04/97               (91)
Sell                              1,013                04/97               (20)
Sell                                956                06/97               (51)
Buy                   C$          5,823                04/97               (75)
Buy                               6,293                05/97               (75)
Sell                              3,700                04/97                88
Sell                              5,369                05/97               114
Sell                              3,526                06/97                36
Sell                              6,809                03/98                74
Buy                   DG          4,345                04/97               (70)
Buy                   DK         23,935                04/97              (164)
Sell                              2,008                04/97                16
Buy                   DM          4,525                04/97              (149)
Buy                              16,900                05/97               (59)
Buy                              30,543                06/97               128
Sell                             14,365                04/97               906
Sell                             12,170                07/97               (45)
Sell                  EC            381                07/97                 1
Buy                   FF         13,160                04/97                21
Buy                              88,928                07/97               422
Sell                              4,779                04/97                 9
Buy                   FM          4,619                04/97                 4
Buy                              20,585                05/97                85
Sell                             40,115                05/97               189
Sell                              7,048                06/97                (6)
Buy                   GD        117,475                04/97                (1)
Buy                   IL     20,578,042                04/97              (691)
Sell                             29,266                04/97                 0
Buy                   JY      3,311,560                04/97            (1,664)
Buy                             668,435                05/97                (3)
Sell                             73,840                04/97                 5
Buy                   N$          2,230                05/97                12
Buy                                 200                06/97                 0
Sell                             10,353                05/97                73
Sell                                580                06/97                (3)
Sell                  SF          8,400                04/97               346
Sell                              8,570                05/97                27
Buy                   SK        257,652                04/97            (1,041)
Buy                              20,462                05/97               (58)
Sell                            233,452                05/97             3,003
Buy                   SP        966,046                04/97              (258)
Buy                             289,000                05/97                20
Buy                           1,206,514                06/97               150
                                                                 --------------
                                                                 $       1,295
                                                                 ==============

(d) Variable rate security.  The rate listed is as of March 31, 1997.

(e) Principal amount denoted in the indicated currency:


      A$ - Australian Dollar         FF - French Franc
      AP - Argentine Peso            FM - Finnish Markka
      BF - Belgian Franc             GD - Greek Drachma
      BP - British Pound             IL - Italian Lira
      C$ - Canadian Dollar           JY - Japanese Yen
      CK - Czech Koruna              N$ - New Zealand Dollar
      DG - Dutch Guilder             PP - Philippines Peso
      DK - Danish Krone              SF - Swiss Franc
      DM - German Mark               SK - Swedish Krona
      EC - European Currency Unit    SP - Spanish Peseta


(f) Securities are grouped by coupon and represent a range of maturities.

(g) Security is subject to outstanding forward sale commitment.

(h) Principal amount of the security is adjusted for inflation.






74/PIMCO Funds See accompanying notes

Schedule of Investments

High Yield Fund
March 31, 1997

                                               Principal
                                                  Amount          Value
                                                 (000's)        (000's)
------------------------------------------------------------------------
Corporate Bonds and Notes 79.5%
------------------------------------------------------------------------
Banking and Finance 3.5%
Americo Life, Inc.
    9.250% due 06/01/05                        $   2,000       $  2,005
First Nationwide Holdings
   12.500% due 04/15/03                            5,000          5,475
   10.625% due 10/01/03                            4,350          4,600
Imperial Credit Industries, Inc.
    9.875% due 01/15/07                            2,300          2,266
Mesa Operating Co.
   10.625% due 07/01/06                              500            521
Reliance Financial Services
    7.866% due 12/01/00 (c)                        1,000          1,023
Reliance Group Holdings
    9.000% due 11/15/00                           14,000         14,315
Trizec Finance
   10.875% due 10/15/05                            5,850          6,391
                                                               ---------
                                                                 36,596
                                                               =========
Industrials 64.2%
Abbey Healthcare Group
    9.500% due 11/01/02                           10,220         10,782
Albritton Communications
    9.750% due 11/30/07                            5,500          5,225
American Airlines
   10.610% due 03/04/10                              650            797
American Standard
    9.250% due 12/01/16                            8,690          8,929
Amerigas Partners L.P.
   10.125% due 04/15/07                            4,200          4,473
Ametek, Inc.
    9.750% due 03/15/04                            6,350          6,636
Amtrol, Inc.
   10.625% due 12/31/06                            5,635          5,903
Bell & Howell Co.
   10.750% due 10/01/02                            4,000          4,205
    0.000% due 03/01/05 (b)                        2,100          1,628
Benedek Broadcasting Corp.
   11.875% due 03/01/05                            8,850          9,779
Building Materials Corp.
    0.000% due 07/01/04 (b)                       17,400         15,421
Cablevision Systems
   10.500% due 05/15/16                           11,000         11,083
    9.875% due 04/01/23                            4,000          3,840
Century Communication
    9.500% due 03/01/05                            1,500          1,474
CF Cable TV, Inc.
    9.125% due 07/15/07                            9,000          9,675
Clark-Schwebel, Inc.
   10.500% due 04/15/06                            3,500          3,684
Clark Oil Refining Corp.
   10.500% due 12/01/01                            1,400          1,463
Clark R & M Holdings
    0.000% due 02/15/00                           11,600          8,497
Cumberland Farms
   10.500% due 10/01/03                            8,808          8,632
Delta Air Lines
   10.790% due 03/26/14                            2,264          2,718
Dimon, Inc.
    8.875% due 06/01/06                            3,000          3,060
Doane Products Co.
   10.625% due 03/01/06                            2,000          2,090
Envirosource, Inc.
    9.750% due 06/15/03                           10,770         10,339
EZ Communication, Inc.
    9.750% due 12/01/05                            8,200          8,610
Falcon Drilling, Inc.
    9.750% due 01/15/01                            6,500          6,719
Ferrellgas Partners L.P.
   10.000% due 08/01/01                           10,100         10,656
    9.375% due 06/15/06                            1,700          1,721
Figgie International, Inc.
    9.875% due 10/01/99                            2,240          2,327
Foamex L.P.
    9.500% due 06/01/00                            1,000          1,018
Foodmaker, Inc.
    9.250% due 03/01/99                            1,145          1,168
Forcenergy, Inc.
    9.500% due 11/01/06                            4,300          4,359
    8.500% due 02/15/07                            2,600          2,477
Fresenius Medical Care
    9.000% due 12/01/06                           13,750         13,681
Globalstar L.P.
   11.375% due 02/15/04                            6,350          6,255
Goss Graphic Systems, Inc.
   12.000% due 10/15/06                            6,000          6,315
Granite Broadcasting Corp.
   10.375% due 05/15/05                            5,250          5,303
Griffin Gaming
    0.000% due 06/30/00                            7,330          7,238
Gulf Canada Resources
    9.250% due 01/15/04                           12,575         13,141
HMH Properties
    9.500% due 05/15/05                           12,750         13,180
Hollinger International Publishing
    8.625% due 03/15/05                            4,750          4,613
    9.250% due 02/01/06                            7,800          7,761
HS Resources
    9.875% due 12/01/03                            4,250          4,303
Huntsman Corp.
    9.250% due 03/20/07 (c)                        6,500          6,500
Integrated Health Services
    9.625% due 05/31/02                            7,825          8,177
   10.250% due 04/30/06                            2,000          2,120
ISP Holdings, Inc.
    9.000% due 10/15/03                           19,400         19,594
J. Ray McDermott
    9.375% due 07/15/06                           10,400         10,530
J.Q. Hammons Hotels
    8.875% due 02/15/04                           11,500         11,213
Jones Intercable, Inc.
    8.875% due 04/01/07                            6,900          6,814
K-III Communications Co.
    8.500% due 02/01/06                           11,490         11,203
Kaiser Aluminum & Chemical
    9.875% due 02/15/02                            8,750          8,706
KCS Energy, Inc.
   11.000% due 01/15/03                            2,600          2,756
Lenfest Communications
    8.375% due 11/01/05                            9,650          9,083
Magnetek, Inc.
   10.750% due 11/15/98                            5,250          5,329
Marcus Cable
    0.000% due 08/01/04 (b)                       11,400          9,191
Mettler Toledo, Inc.
    9.750% due 10/01/06                              400            414
Moog, Inc.
   10.000% due 05/01/06                            3,250          3,388
Newsquest Capital
   11.000% due 05/01/06                            4,250          4,526
NL Industries
    0.000% due 10/15/05 (b)                        2,950          2,670
Northwestern Steel & Wire
    9.500% due 06/15/01                            5,005          4,892
Nuevo Energy Co.
    9.500% due 04/15/06                            3,000          3,053
Orion Network Systems
   11.250% due 01/15/07                            5,675          5,618
Owens & Minor
   10.875% due 06/01/06                            5,850          6,318
Owens Illinois
   10.500% due 06/15/02                            2,000          2,110
   11.000% due 12/01/03                           10,500         11,576
Pacific Lumber
   10.500% due 03/01/03                            9,750          9,896
Packard Bioscience Co.
    9.375% due 03/01/07                            2,300          2,231
Paging Network
    8.875% due 02/01/06                            4,500          3,825
   10.000% due 10/15/08                              850            761

                                    1997 Annual Report See accompanying notes/75

High Yield Fund
March 31, 1997

                                                Principal
                                                   Amount        Value
                                                  (000's)      (000's)
======================================================================
Parker Drilling Corp.
    9.750% due 11/15/06                         $   9,800   $  10,094
Pathmark Stores, Inc.
    9.625% due 05/01/03                             5,900       5,590
Printpack, Inc.
    9.875% due 08/15/04                             6,450       6,579
Repap Wisconsin, Inc.
    9.250% due 02/01/02                             4,900       4,900
Revlon Consumer Products Corp.
    9.375% due 04/01/01                             7,500       7,678
   10.500% due 02/15/03                             5,500       5,748
RJR Nabisco
    8.000% due 07/15/01                             2,000       1,980
    8.625% due 12/01/02                             5,500       5,522
Rogers Cablesystems, Inc.
   10.000% due 03/15/05                             7,500       7,913
Rogers Cantel Mobile
   11.125% due 07/15/02                             2,000       2,098
    9.375% due 06/01/08                            15,500      15,965
Sea Containers
    9.500% due 07/01/03 (c)                           750         769
Sequa Corp.
   10.000% due 05/14/01                             4,000       4,076
Showboat, Inc.
    9.250% due 05/01/08                               700         719
Sinclair Broadcast Group
   10.000% due 09/30/05                               500         503
Smith's Food & Drug Centers, Inc.
    8.640% due 07/02/12                            11,325      10,702
    9.200% due 07/02/18                             1,750       1,561
Speedy Muffler King, Inc.
   10.875% due 10/01/06                             6,400       6,528
Statia Terminals
   11.750% due 11/15/03                             6,750       7,121
Station Casinos
    9.625% due 06/01/03                             3,150       3,024
Stone Container
   11.500% due 10/01/04                             2,000       1,945
Sun International Hotels
    9.000% due 03/15/07                             6,650       6,384
Sweetheart Cup Co.
    9.625% due 09/01/00                             4,750       4,845
Synthetic Industries
    9.250% due 02/15/07                             2,150       2,129
Teleport Communications
    0.000% due 07/01/07 (b)                        16,150      10,942
Telewest Communications
    9.625% due 10/01/06                            11,000      10,945
Tenet Healthcare
   10.125% due 03/01/05                             8,300       9,047
    8.625% due 01/15/07                             3,500       3,395
Trans-Resources, Inc.
   11.875% due 07/01/02                             7,080       6,832
Unisys Corp.
   12.000% due 04/15/03                            11,900      12,495
US Air, Inc.
    9.625% due 09/01/03                            11,490      11,670
U.S. Can Corp.
   10.125% due 10/15/06                             5,600       5,908
Vintage Petroleum
    9.000% due 12/15/05                            10,490      10,621
West Point Stevens
    8.750% due 12/15/01                             2,500       2,544
    9.375% due 12/15/05                             7,500       7,650
World Color Press, Inc.
    9.125% due 03/15/03                            13,085      13,150
Young Broadcasting, Inc.
    9.000% due 01/15/06                            11,000      10,340
                                                             ---------
                                                              673,584
                                                             =========
Utilities 11.8%
AES Corp.
   10.250% due 07/15/06                            14,235      15,552
Beaver Valley Funding Corp.
    9.000% due 06/01/17                            34,000      33,659
Bell Cablemedia PLC
    0.000% due 09/15/05 (b)                         2,000       1,600
Cablevision Systems
    9.875% due 02/15/13                             2,000       1,910
California Energy
    9.875% due 06/30/03                             5,000       5,275
   10.250% due 01/15/04 (c)                        17,140      18,683
Calpine Corp.
    9.250% due 02/01/04                             7,500       7,631
CMS Energy
    9.875% due 10/01/99 (c)                         4,950       5,107
CTC Mansfield Funding
   11.125% due 09/30/16                             1,000       1,068
First PV Funding
   10.150% due 01/15/16                             1,040       1,074
Niagara Mohawk Power
    7.750% due 05/15/06                             1,100       1,057
    9.500% due 03/01/21                             2,500       2,470
    7.875% due 04/01/24                             7,500       6,864
North Atlantic Energy
    9.050% due 06/01/02                             7,043       6,967
Vanguard Cellular Systems, Inc.
    9.375% due 04/15/06                             7,500       7,519
Wilmington Trust Co. - Tucson Electric
   10.211% due 01/01/09                               500         477
   10.732% due 01/01/13                             6,993       6,829
                                                             ---------
                                                              123,742
                                                             ---------
Total Corporate Bonds and Notes                               833,922
(Cost $817,864)                                              =========

-----------------------------------------------------------------------
 Mortgage-backed Securities 5.3%
-----------------------------------------------------------------------
Federal Housing Administration 0.1%
    9.250% due 08/01/20                             1,350       1,343
                                                             ---------
Collateralized Mortgage Obligations 3.0%
Asset Securitization Corp.
    7.384% due 08/13/29                             1,500       1,377
CS First Boston Mortgage Securities Corp.
    7.591% due 01/25/28 (c)                         2,227       1,562
Federal Deposit Insurance Corp.
    6.906% due 11/25/26 (c)                           400         385
Lennar Central Partners L.P.
    9.890% due 09/15/04                             1,000       1,001
LTC Properties, Inc.
    9.200% due 08/04/23                             3,235       3,339
Manufacturers Hanover Corp.
    7.859% due 12/16/25 (c)                           897         895
    7.930% due 12/16/25 (c)                         3,990       3,846
Nationsbanc
    8.122% due 05/25/28 (c)                         3,835       2,500
Red Mountain Funding Corp.
    9.150% due 11/28/27                             5,727       5,161
Resolution Trust Corp.
    7.188% due 09/25/20 (c)                           936         599
    9.250% due 06/25/23                             3,438       3,487
    9.050% due 08/25/23                               972       1,001
    9.500% due 05/25/24                               113         114
    8.500% due 03/25/25                                96          95
    7.000% due 05/25/27                             6,633       5,982
                                                             ---------
                                                               31,344
                                                             =========
Other Mortgage-Backed Securities 1.7%
Allied Waste North America, Inc.
    8.188% due 06/30/03 (c)                           553         564
    8.375% due 06/30/03 (c)                           447         456
    8.438% due 06/30/04 (c)                         1,106       1,128
    8.625% due 06/30/04 (c)                           894         912
    8.688% due 06/30/05 (c)                         1,106       1,128
    8.875% due 06/30/05 (c)                           894         911
Resolution Trust Corp.
    6.900% due 02/25/27                            10,655       9,692
Structured Asset Securities Corp.
    7.050% due 11/25/02                             4,000       3,351
                                                             ---------
                                                               18,142
                                                             =========

76/PIMCO Funds See accompanying notes



                                                         Principal
                                                            Amount        Value
                                                           (000's)       (000's)
=================================================================================
Stripped Mortgage-Backed Securities 0.5%
Federal National Mortgage Assn. (IO)
     6.000% due 07/25/05                                $    4,198      $    258
     7.000% due 07/25/08                                     8,713         1,265
     6.500% due 06/25/17                                     3,760           351
     7.000% due 04/25/19                                    12,000         2,953
Fund America (IO)
     9.590% due 10/20/21                                     1,954           272
                                                                       ---------
                                                                           5,099
                                                                       ---------
Total Mortgage-Backed Securities                                          55,928
(Cost $57,140)                                                         =========

---------------------------------------------------------------------------------
 Asset-Backed Securities 1.1%
---------------------------------------------------------------------------------
Airplanes Pass Through Trust
     10.875% due 03/15/19                                   10,200        11,092
                                                                       ---------
Total Asset-Backed Securities                                             11,092
(Cost $10,531)                                                         =========

---------------------------------------------------------------------------------
 Sovereign Issues 2.1%
---------------------------------------------------------------------------------
Republic of Argentina
     6.750% due 03/31/05  (c)                               11,398        10,187
     5.250% due 03/31/23  (c)                                9,000         5,614
Third Mexican Acceptance Corp.
     7.370% due 03/15/98                                     1,000           980
United Mexican States
     6.250% due 12/31/19                                     7,000         4,935
                                                                       ---------
Total Sovereign Issues                                                    21,716
(Cost $18,604)                                                         =========

---------------------------------------------------------------------------------
 Preferred Stock 3.4%
---------------------------------------------------------------------------------
                                                            Shares
California Federal Bank                                     16,500         1,864
Long Island Lighting Co.                                    30,000         3,135
Newscorp Overseas Ltd.                                     133,200         3,280
Time Warner, Inc.                                           25,730        27,594
                                                                       ---------
Total Preferred Stock                                                     35,873
(Cost $32,504)                                                         =========

---------------------------------------------------------------------------------
 Short-Term Instruments 5.8%
---------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                           (000's)
Discount Notes 5.1%
Australian Wheat Board
     5.310% due 05/09/97                                 $   2,800         2,784
Electricite de France
     5.300% due 04/28/97                                       400           398
     5.290% due 05/06/97                                     3,400         3,382
Ford Motor Credit Co.
     5.290% due 04/24/97                                       700           698
General Electric Capital Corp.
     5.320% due 05/07/97                                     1,500         1,492
General Motors Acceptance Corp.
     4.580% due 05/07/97                                    36,000        35,799
KFW International Finance, Inc.
     6.140% due 04/03/97                                     2,700         2,699
     5.270% due 04/17/97                                       200           200
National Rural Utilities Cooperative
     5.290% due 04/04/97                                       700           700
New Center Asset Trust
     6.700% due 04/01/97                                     6,000         6,000
                                                                       ---------
                                                                          54,152
                                                                       =========
Repurchase Agreement 0.7%
State Street Bank
     5.000% due 04/01/97                                     6,910         6,910
     (Dated 03/31/97. Collateralized by U.S. Treasury                  ---------
     Bond 7.250% 05/15/16 valued at $7,049,113.
     Repurchase proceeds are $6,910,960.)

Total Short-Term Investments                                              61,062
(Cost $61,062)                                                         =========

                                                                           Value
                                                                          (000's)
---------------------------------------------------------------------------------
Total Investments (a) 97.2%                                        $   1,019,593
(Cost $997,705)

Other Assets and Liabilities (Net) 2.8%                                   29,772
                                                                       ---------
Net Assets 100.0%                                                  $   1,049,365
                                                                       =========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                  $      30,223

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                         (7,551)
                                                                       ---------
Unrealized appreciation-net                                        $      22,672
                                                                       =========

(b) Security becomes interest bearing at a future date.

(c) Variable rate security. The rate listed is as of March 31, 1997.




                                    1997 Annual Report See accompanying notes/77

Schedule of Investments

Money Market Fund
March 31, 1997


                                            Principal
                                               Amount          Value
                                              (000's)        (000's)
---------------------------------------------------------------------
 Corporate Bonds and Notes 2.4%
---------------------------------------------------------------------
Banking and Finance 1.9%
Chrysler Financial Corp.
   5.710% due 01/12/98                      $     500      $     499
First Interstate Bank
   12.750% due 05/01/97                         1,713          1,723
Lehman Brothers
   5.750% due 02/15/98                            721            720
                                                           ---------
                                                               2,942
                                                           =========
Industrials 0.5%
Phillips Petroleum Co.
   9.500% due 11/15/97                            750            767
                                                           ---------
Total Corporate Bonds and Notes                                3,709
(Cost $3,709)                                              =========

---------------------------------------------------------------------
 U.S. Government Agencies 0.3%
---------------------------------------------------------------------

Federal National Mortgage Assn.
   6.366% due 12/01/18 (a)                        450            452
                                                           ---------
Total U.S. Government Agencies                                   452
(Cost $452)                                                =========

---------------------------------------------------------------------
 Short-Term Instruments 89.3%
---------------------------------------------------------------------

Discount Notes 89.0%
AlliedSignal, Inc.
   5.700% due 04/07/97                          7,000          6,993
American Brands, Inc.
   5.330% due 04/30/97                          4,000          3,983
Becton Dickinson & Co.
   5.750% due 04/07/97                          4,200          4,196
Disney (Walt) Co.
   5.320% due 04/25/97                          1,200          1,196
E.I. Du Pont de Nemours
   5.310% due 07/16/97                          1,000            984
   5.320% due 07/16/97                          1,000            984
Federal Home Loan Mortgage Corp.
   5.300% due 04/17/97                         10,000          9,976
Federal National Morgage Assn.
   5.500% due 09/18/97                          5,000          4,870
Ford Motor Credit Corp.
   5.350% due 07/18/97                          4,000          3,936
Gannett Co.
   5.350% due 05/13/97                          7,000          6,956
General Electric Capital Corp.
   5.570% due 04/29/97                          3,800          3,784
Gillette Co.
   6.300% due 04/01/97                         35,000         35,000
Goldman Sachs Group L.P.
   5.350% due 05/23/97                          4,000          3,969
Heinz (H.J.) Co.
   5.300% due 04/08/97                            500            499
   5.320% due 04/22/97                          7,000          6,978
IBM Credit Corp.
   5.270% due 04/15/97                          6,000          5,988
Lucent Technologies, Inc.
   5.300% due 04/10/97                          5,400          5,393
Monsanto Co.
   5.300% due 04/08/97                          1,200          1,199
National Australia Funding
   5.350% due 07/23/97                          6,000          5,899
St. Michael Finance Ltd.
   5.300% due 04/08/97                          6,500          6,493
USAA Capital Corp.
   5.340% due 06/17/97                          2,905          2,872
Weyerhaueser Co.
   5.320% due 05/12/97                          5,000          4,970
Wool International
   5.310% due 06/11/97                          5,000          4,948
Xerox Credit Corp.
   5.350% due 04/18/97                          6,500          6,483
                                                           ---------
                                                             138,549
                                                           =========
Repurchase Agreement 0.3%
State Street Bank
   5.000% due 04/01/97                      $     526      $     526
                                                           ---------
   (Dated 03/31/97. Collateralized by U.S. Treasury
   Bond 7.250% 05/15/16 valued at $536,682.
   Repurchase proceeds are $526,073.)

Total Short-Term Instruments                                 139,075
(Cost $139,075)                                            =========

Total Investments 92.0%                                    $ 143,236
(Cost $143,236)

Other Assets and Liabilities (Net) 8.0%                       12,403
                                                           ---------

Net Assets 100.0%                                          $ 155,639
                                                           =========


Notes to Schedule of Investments:

(a) Variable rate security.  The rate listed is as of March 31, 1997.


78/PIMCO Funds See accompanying notes

Schedule of Investments

StocksPLUS Fund
March 31, 1997


                                               Principal
                                                  Amount     Value
                                                 (000's)   (000's)
------------------------------------------------------------------
Corporate Bonds and Notes 26.5%
------------------------------------------------------------------
Banking and Finance 13.5%
Capital One Bank
     8.125% due 02/27/98                        $  2,000  $  2,029
     6.730% due 06/04/98                           2,000     2,001
Caterpillar Financial
     5.550% due 04/01/99 (d)                       2,000     1,996
Chrysler Financial Corp.
     6.190% due 10/27/97                           2,000     2,003
Den Danske Bank
     5.875% due 06/30/00 (d)                         450       451
Ford Motor Credit Corp.
     6.030% due 11/09/98 (d)                         500       501
     6.060% due 03/30/99 (d)                         250       250
     5.635% due 04/05/99 (d)                         340       328
General Motors Acceptance Corp.
     6.110% due 03/16/99 (d)                       2,000     2,008
Kansallis-Osake
     7.850% due 09/30/43 (d)                       1,500     1,534
Lehman Brothers
     6.540% due 01/05/98                           5,000     5,012
     6.250% due 06/29/98                           2,000     1,993
Merrill Lynch & Co.
     7.000% due 10/10/00 (d)                       3,000     3,008
Salomon, Inc.
     5.790% due 11/26/97                           2,000     1,997
     7.000% due 01/20/98                             250       251
     5.650% due 02/10/98                             390       388
     8.910% due 02/16/98                           3,000     3,067
     5.888% due 04/05/99 (d)                         500       497
Starwood Lodging Trust
     7.038% due 08/16/97 (d)                       5,000     5,000
     8.538% due 08/16/97 (d)                       1,000     1,000
                                                         ---------
                                                            35,314
                                                         =========
Industrials 8.1%
Arkla, Inc.
     9.875% due 04/15/97                           3,000     3,004
Centerior Fuel Corp.
     9.200% due 08/02/98                           1,000     1,011
COFIRI International, Inc.
     5.831% due 10/27/00 (d)                       2,000     1,983
Falcon Drilling, Inc.
     9.750% due 01/15/01                           2,000     2,068
First Brands Corp.
     9.125% due 04/01/99                           1,000     1,000
Merita
     5.850% due 12/01/05 (d)                       1,000       996
Occidental Petroleum
     9.200% due 08/15/97                           1,000     1,012
RJR Nabisco
     8.000% due 07/15/01                             500       495
TCI Communications, Inc.
     6.238% due 04/03/02 (d)                       2,000     1,975
     6.298% due 03/11/03 (d)                       4,000     3,953
Time Warner, Inc.
     6.456% due 08/15/00 (d)                       3,750     3,752
                                                         ---------
                                                            21,249
                                                         =========
Utilities 4.9%
Beaver Valley Funding Corp.
     8.250% due 06/01/03                             729       716
Cleveland Electric Illuminating Co.
     8.170% due 11/30/98                           1,000     1,009
El Paso Electric Co.
     7.250% due 02/01/99                           1,000       996
Gulf States Utilities
     9.720% due 07/01/98                           6,117     6,265
North Atlantic Energy
     9.050% due 06/01/02                           1,397     1,382
Texas Utilities
     5.891% due 05/01/99 (d)                       2,500     2,503
                                                         ---------
                                                            12,871
                                                         ---------
Total Corporate Bonds and Notes                             69,434
(Cost $69,377)                                           =========

------------------------------------------------------------------
Mortgage-Backed Securities 28.2%
------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 2.3%
     6.650% due 07/01/19 (d)                   $  2,567   $  2,563
     7.399% due 06/01/22 (d)                      1,158      1,202
     7.827% due 12/01/22 (d)                      1,546      1,608
     8.500% due 04/01/25-06/01/25 (e)               694        714
                                                         ---------
                                                             6,087
                                                         =========
Federal National Mortgage Association 3.5%
     5.971% due 12/01/23 (d)                        331        328
     6.069% due 07/01/28 (d)                        562        554
     6.080% due 05/01/17 (d)                        495        491
     6.085% due 01/01/27 (d)                        125        124
     6.086% due 08/01/29 (d)                        523        516
     6.092% due 04/01/18-11/01/27 (d)(e)          2,607      2,578
     6.092% due 04/01/28-11/01/28 (d)(e)          2,020      1,993
     7.392% due 05/01/22 (d)                        868        888
     7.673% due 02/01/25 (d)                      1,571      1,636
     9.000% due 01/01/99                             59         59
                                                         ---------
                                                             9,167
                                                         =========
Government National Mortgage Association 5.3%
     4.500% due 04/20/26-05/20/26 (d)(e)            993        937
     5.000% due 02/20/26-05/20/26 (d)(e)          9,799      9,550
     7.125% due 09/20/22-08/20/24 (d)(e)          3,236      3,314
                                                         ---------
                                                            13,801
                                                         =========
Collateralized Mortgage Obligations 13.4%
Bank Mart
     7.412% due 03/01/19 (d)                      6,351      6,240
Citicorp Mortgage
     8.500% due 06/25/06                          1,843      1,826
     7.452% due 09/25/18 (d)                        102        102
Countrywide
     6.500% due 02/25/24                          1,489      1,486
Donaldson, Lufkin & Jenrette
     7.620% due 10/17/20 (d)                        432        439
Federal National Mortgage Assn.
     7.182% due 04/25/25 (d)                        871        876
Greenwich
     7.076% due 10/25/22 (d)                         56         56
Guardian
     7.231% due 01/25/21 (d)                      1,380        828
Manufacturers Hanover Corp.
     7.859% due 12/16/25 (d)                      2,465      2,462
PaineWebber Mortgage
     6.542% due 02/25/01 (d)                      2,224      2,176
Prudential Home
     7.050% due 05/25/24 (d)                      2,329      2,329
Residential Funding
     6.169% due 03/25/18 (d)                      4,551      4,462
Resolution Trust Corp.
     7.588% due 01/25/20 (d)                      1,000      1,017
     6.838% due 03/25/20 (d)                      2,812      2,820
     7.111% due 05/25/21 (d)                         78         79
     6.525% due 09/25/21 (d)                      1,769      1,740
     8.000% due 07/25/24                          3,451      3,430
     6.588% due 05/25/29 (d)                      1,038      1,039
Salomon Mortgage
     7.000% due 07/25/24                             14         14
Sears Mortgage
     8.650% due 05/25/32 (d)                         45         45
Structured Asset Securities Corp.
     7.750% due 02/25/28                          1,630      1,640
                                                         ---------
                                                            35,106
                                                         =========
Other Mortgage-Backed Securities 2.5%
California Federal Savings & Loan
     6.689% due 01/01/19 (d)                         85         83
Fund America
     7.493% due 06/25/23 (d)                        253        261
Great Western Savings & Loan
     6.337% due 01/25/18 (d)                        110        109
J.P. Morgan & Co.
     6.918% due 01/25/18 (d)                      1,000        997
Red Mountain Funding Corp.
     6.450% due 11/28/27                          1,672      1,658
Resolution Trust Corp.
     6.922% due 12/25/23 (d)                         80         79


                                    1997 Annual Report See accompanying notes/79

StocksPLUS Fund
March 31, 1997


                                                       Principal
                                                          Amount      Value
                                                         (000's)    (000's)
============================================================================
Structured Asset Securities Corp.
   6.883% due 09/25/36 (d)                    $            1,757  $   1,780
Western Federal Savings & Loan
   6.424% due 10/25/18 (d)                                   676        670
   6.837% due 03/25/19 (d)                                    89         88
   6.617% due 06/25/19 (d)                                   741        737
                                                                  ---------
                                                                      6,462
                                                                  =========
Stripped Mortgage-Backed Securities 1.2%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 08/15/13                                       251          9
 992.576% due 07/15/16                                       116      1,455
Federal National Mortgage Assn. (IO)
   6.000% due 11/25/00                                     1,207        111
   7.000% due 07/25/06                                       814        109
   6.500% due 02/25/21 (d)                                 9,901      1,150
   7.000% due 07/25/21                                     1,671        287
Prudential Home (IO)
   4.299% due 02/25/22                                        28         55
                                                                  ---------
                                                                      3,176
                                                                  ---------
Total Mortgage-Backed Securities                                     73,799
(Cost $74,200)                                                    =========

----------------------------------------------------------------------------
 Asset-Backed Securities 2.1%
----------------------------------------------------------------------------
LIBOR-Index Certificates
   6.100% due 08/31/98 (d)                                 3,000      3,000
   9.063% due 10/01/03 (d)                                 2,500      2,500
                                                                  ---------
Total Asset-Backed Securities                                         5,500
(Cost $5,500)                                                     =========

----------------------------------------------------------------------------
 Sovereign Issues 4.9%
----------------------------------------------------------------------------
Commonwealth of Canada
   5.290% due 04/08/97                                     1,900      1,898
   5.410% due 04/15/97                                     2,800      2,794
Republic of Argentina
   6.750% due 03/31/05 (d)                                 8,924      7,976
                                                                  ---------
Total Sovereign Issues                                               12,668
(Cost $11,943)                                                    =========

----------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(f) 3.5%
----------------------------------------------------------------------------
Commonwealth of Canada
   4.250% due 12/01/26 (g)                   C$            5,120      3,663
Commonwealth of New Zealand
   4.500% due 02/15/16 (g)                   N$            8,000      5,395
Kingdom of Sweden
   10.250% due 05/05/00                      SK            1,000        149
                                                                  ---------
Total Foreign Currency-Denominated Issues                             9,207
(Cost $9,296)                                                     =========

----------------------------------------------------------------------------
 Short-Term Instruments 34.8%
----------------------------------------------------------------------------
Certificates of Deposit 1.2%
Banco Latino Americano
   6.400% due 03/31/98                        $            3,100      3,098
                                                                  ---------
Discount Notes 29.4%
Abbott Laboratories
   5.310% due 04/08/97                                     2,100      2,098
E.I. Du Pont de Nemours
   5.270% due 04/09/97                                     6,200      6,193
   5.240% due 04/22/97                                     4,000      3,988
Electricite de France
   5.300% due 04/28/97                                     2,800      2,789
   5.290% due 05/06/97                                     3,000      2,985
Ford Motor Credit Corp.
   5.310% due 04/07/97                                     1,800      1,798
   5.320% due 04/09/97                                     2,500      2,497
   5.320% due 04/10/97                                     2,500      2,497
   5.300% due 04/23/97                                     1,200      1,196
   5.280% due 04/29/97                                     1,700      1,693
General Electric Capital Corp.
   5.250% due 04/25/97                                     1,900      1,893
   5.550% due 05/06/97                                    10,000      9,946
   5.320% due 05/07/97                                       200        199
General Motors Acceptance Corp.
   5.390% due 04/09/97                                     4,700      4,694
   5.580% due 05/07/97                                     2,000      1,989
KFW International Finance, Inc.
   5.520% due 04/28/97                                     7,000      6,971
   5.290% due 04/29/97                                     2,400      2,390
   5.390% due 04/29/97                                     3,600      3,585
National Rural Utilities Cooperative
   5.310% due 04/08/97                                     2,000      1,998
   5.380% due 05/02/97                                     1,200      1,194
New Center Asset Trust
   5.570% due 06/24/97                                     1,400      1,381
Pitney Bowes Credit Corp.
   5.270% due 04/15/97                                     8,200      8,183
   5.280% due 05/14/97                                     4,800      4,770
                                                                  ---------
                                                                     76,927
                                                                  =========
Repurchase Agreement 1.6%
State Street Bank
   5.000% due 04/01/97                                     4,321      4,321
                                                                  ---------
   (Dated 03/31/97.  Collateralized by U.S. Treasury
   Bond 7.250% 05/15/16 valued at $4,412,146.
   Repurchase proceeds are $4,321,600.)

U.S. Treasury Bills 2.6%
   5.029% due 04/17/97-06/12/97 (b)(e)                     6,785      6,751
                                                                  ---------

Total Short-Term Instruments                                         91,097
(Cost $91,100)                                                    =========

Total Investments (a) 100.0%                                      $ 261,705
(Cost $261,416)                                                   =========

Other Assets and Liabilities (Net) 0.0%                                 131
                                                                  ---------

Net Assets 100.0%                                                 $ 261,836
                                                                  =========

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                 $   1,299

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                      (798)
                                                                  ---------

Unrealized appreciation-net                                       $     501
                                                                  =========


(b) Securities with an aggregate market value of $6,751 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:


                                                                    Unrealized
Type                                            Contracts          Depreciation
-------------------------------------------------------------------------------
S&P 500 Index (6/97)                                  417       $      (11,028)



80/PIMCO Funds See accompanying notes

======================================================================
c) Foreign forward currency contracts outstanding at March 31, 1997:



                             Principal
                                Amount                             Unrealized
                               Covered        Expiration        Appreciation/
Type                       by Contract             Month       (Depreciation)
------------------------------------------------------------------------------
Buy            BF              144,490             06/97            $    (526)
Sell                           144,490             06/97                  490
Sell           C$                2,128             07/97                    7
Sell                             2,814             09/97                   28
Sell           N$                7,905             04/97                   39
Buy            SK               23,772             04/97                 (120)
Sell                            25,615             04/97                  313
                                                                   -----------
                                                                   $      231
                                                                   ===========

(d) Variable rate security.  The rate listed is as of March 31, 1997.

(e) Securities are grouped by coupon and represent a range of maturities.

(f) Principal amount denoted in indicated currency:

              BF - Belgian Franc
              C$ - Canadian Dollar
              N$ - New Zealand Dollar
              SK - Swedish Krona

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1997:


                                                   Notional        Unrealized
Type                                                 Amount      Appreciation
------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay
floating rate based on 1 month LIBOR.

Broker: Deutsche Bank AG London
Exp. 06/30/97                                     $  31,597      $          0

Broker:  Lehman Brothers
Exp. 06/30/97                                        29,898                 0

Broker:  Morgan Stanley
Exp. 09/30/97                                        40,722                 0
                                                                 -------------
                                                                 $          0
                                                                 =============


                                    1997 Annual Report See accompanying notes/81

Schedule of Investments

Strategic Balanced Fund
March 31, 1997

                                                       Principal
                                                          Amount          Value
                                                         (000's)         (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes 48.8%
--------------------------------------------------------------------------------
Banking and Finance 27.2%
Advanta National Bank
  5.980% due 05/09/97                                $      100     $       100
Ahmanson (H.F.) & Co.
  6.150% due 03/24/98                                       200             199
AT&T Capital Corp.
  6.070% due 10/24/97                                       300             300
Capital One Bank
  6.490% due 08/15/97                                       300             301
Lehman Brothers
  9.500% due 06/15/97                                       300             302
  6.540% due 01/05/98                                       500             501
PaineWebber
  7.750% due 10/20/97                                       300             303
Salomon, Inc.
  5.650% due 02/10/98                                       300             299
Sparbanken Sverige AB
  7.383% due 10/29/49 (d)                                   500             514
                                                                     -----------
                                                                          2,819
                                                                     ===========
Industrials 9.1%
Gulf Canada Resources
  9.000% due 08/15/99                                       300             309
RJR Nabisco, Inc.
  8.625% due 12/01/02                                       100             100
Sequa Corp.
  9.625% due 10/15/99                                       300             308
TCI Communications, Inc.
  6.430% due 03/09/98                                       200             199
Time Warner, Inc.
  6.456% due 08/15/00 (d)                                    26              26
                                                                     -----------
                                                                            942
                                                                     ===========
Utilities 12.5%
Connecticut Light & Power
  7.625% due 04/01/97                                       250             250
Consumers Power Co.
  8.750% due 02/15/98                                       200             203
Gulf States Utilities
  9.720% due 07/01/98                                        40              41
Long Island Lighting Co.
  7.625% due 04/15/98                                       300             302
Philadelphia Electric
  6.125% due 10/01/97                                       300             300
Texas Utilities
  6.375% due 08/01/97                                       200             200
                                                                     -----------
                                                                          1,296
                                                                     -----------
Total Corporate Bonds and Notes                                           5,057
(Cost $5,038)                                                        ===========

--------------------------------------------------------------------------------
 U.S. Treasury Notes 9.7%
--------------------------------------------------------------------------------
  5.750% due 09/30/97                                     1,000           1,000
                                                                     -----------
Total U.S. Treasury Notes                                                 1,000
(Cost $1,000)                                                        ===========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities 25.0%
--------------------------------------------------------------------------------
Federal National Mortgage Association 4.8%
  6.092% due 03/01/29 (d)                                   500             494
                                                                     -----------
Collateralized Mortgage Obligations 14.2%
Federal Home Loan Mortgage Corp.
  6.600% due 12/15/03                                       300             300
  7.000% due 05/15/23                                       124             107
Federal National Mortgage Assn.
  8.500% due 04/25/18                                        55              55
  6.500% due 12/25/23                                       123             102
Guardian
  7.231% due 01/25/21 (d)                                   276             166
Merrill Lynch Mortgage
  4.550% due 12/15/13                                        95              95
Resolution Trust Corp.
  7.500% due 08/25/23                                       200             199
Ryland Acceptance Corp.
  8.350% due 12/01/12                                       287             287
Structured Mortgage Asset Residential Trust
  7.875% due 09/25/21                                       158             158
                                                                     -----------
                                                                          1,469
                                                                     ===========
Other Mortgage-Backed Securities 1.8%
Matterhorn
  5.542% due 01/21/06 (d)                                   189             189
                                                                     -----------
Stripped Mortgage-Backed Securities 4.2%
Collateralized Mortgage Obligation Trust (PO)
  0.000% due 04/23/17                                        34              27
Federal Home Loan Mortgage Corp.(IO)
  7.000% due 05/15/04                                       761              86
  7.000% due 02/15/17                                     2,086             174
Federal National Mortgage Assn.(IO)
  6.500% due 09/25/08                                     1,282             148
                                                                     -----------
                                                                            435
                                                                     -----------
Total Mortgage-Backed Securities                                          2,587
(Cost $2,613)                                                        ===========

--------------------------------------------------------------------------------
 Asset-Backed Securities 0.6%
--------------------------------------------------------------------------------
Conti Mortgage Home Equity Loan Trust
  6.760% due 02/15/11                                        67              67
                                                                     -----------
Total Asset-Backed Securities                                                67
(Cost $67)                                                           ===========

--------------------------------------------------------------------------------
 Sovereign Issues 2.5%
--------------------------------------------------------------------------------
Republic of Argentina
  6.750% due 03/31/05 (d)                                   291             260
                                                                     -----------
Total Sovereign Issues                                                      260
(Cost $230)                                                          ===========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(f) 0.7%
--------------------------------------------------------------------------------
Commonwealth of Canada
  4.250% due 12/01/26 (h)                           C$      102              73
                                                                     -----------

Total Foreign Currency-Denominated Issues                                    73
(Cost $69)                                                           ===========

--------------------------------------------------------------------------------
 Short-Term Instruments 13.6%
--------------------------------------------------------------------------------
Certificates of Deposit 2.9%
Banco Latino
  6.003% due 04/15/97 (d)                            $      300             300
                                                                     -----------
Discount Notes 6.7%
Canadian Wheat Board
  5.240% due 05/16/97                                       600             596
General Electric Capital Corp.
  5.300% due 04/23/97                                       100             100
                                                                     -----------
                                                                            696
                                                                     ===========
Repurchase Agreement 2.4%
State Street Bank
  5.000% due 04/01/97                                       250             250
  (Dated 03/31/97. Collateralized by U.S. Treasury                   -----------
  Bond 8.125% 08/15/19 valued at $260,343.
  Repurchase proceeds are $250,035.)

U.S. Treasury Bills 1.6%
  5.032% due 04/17/97-06/26/97 (b)(g)                       160             159
                                                                     -----------
Total Short-Term Instruments                                              1,405
(Cost $1,405)                                                        ===========


Total Investments (a) 100.9%                                         $   10,449
(Cost $10,422)

Other Assets and Liabilities (Net) (0.9%)                                   (89)
                                                                     -----------
Net Assets 100.0%                                                    $   10,360
                                                                     ===========

82/PIMCO Funds See accompanying notes

================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                 $         84

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                          (22)
                                                                  -------------
Unrealized appreciation-net                                       $         62
                                                                  =============

(b) Securities with an aggregate market value of $159 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:


                                                                     Unrealized
Type                                         Contracts             Depreciation
-------------------------------------------------------------------------------
S&P 500 Index (06/97)                                 7           $       (199)
U.S. Treasury 5 Year Note (06/97)                     9                     (8)
U.S. Treasury 10 Year Note (06/97)                   12                    (42)
U.S. Treasury 30 Year Bond (06/97)                    5                    (13)
                                                                  -------------
                                                                  $       (262)
                                                                  =============

(c) Foreign forward currency contracts outstanding at March 31, 1997:


                             Principal
                                Amount                           Unrealized
                               Covered         Expiration       Appreciation/
Type                       by Contract              Month      (Depreciation)
-------------------------------------------------------------------------------
Sell            C$                  94              09/97      $             1
Buy             SK               1,054              04/97                   (6)
Sell                             1,210              04/97                   15
                                                               ----------------
                                                               $            10
                                                               ----------------

(d) Variable rate security.  The rate listed is as of March 31, 1997.

(e) Swap agreement outstanding at March 31, 1997.


                                                 Notional        Unrealized
Type                                               Amount       Appreciation
-------------------------------------------------------------------------------
Receive total return on S&P 500 Index and
pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 06/30/97                                 $    3,695       $             0


(f) Principal amount denoted in indicated currency:

                C$ - Canadian Dollar
                SK - Swedish Krona

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.


                                    1997 Annual Report See accompanying notes/83

Notes to Financial Statements

March 31, 1997


               1.  Significant Accounting Policies
               PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 20 separate investment funds (the "Funds"): the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Moderate Duration Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Short-Term Fund; the Long-Term U.S. Government Fund; the Real Return Bond Fund; the Foreign Bond Fund; the Global Bond Fund; the Global Bond Fund II; the High Yield Fund; the Money Market Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Strategic Balanced Fund; the Commercial Mortgage Securities Fund; and the International Bond Fund (available only to private account clients of PIMCO). The annual reports for the Global Bond II and International Bond Funds are provided separately. The Commercial Mortgage Securities and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1997. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B and C Classes of the Trust. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

               Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

               Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income to the Fund. If the counter-party to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased are amounts of $1,000,313, $10,528,000, $4,001,769, $87,353,251 and $196,807,917 for Low
               Duration III, Long-Term U.S. Government, Real Return Bond, Foreign Bond and Global Bond Funds, respectively, related to these financing transactions.

               Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

                    Stripped mortgage-backed securities (SMBS) represent a
               participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is extremely sensitive to changes in interest rates.



84/PIMCO Funds

               Dividends and Distributions to Shareholders. Dividends from net investment income of each Fund, except the StocksPLUS and Strategic Balanced Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income of the StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.

                    Income distributions and capital gain distributions are
               determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

                    Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains and paid in capital in order to more appropriately conform financial accounting to tax characterizations of dividend distributions.

               Multiclass Operations. Income and non-class specific expenses of each Fund, except the StocksPLUS and Strategic Balanced Funds, are allocated daily to each class of shares based on the relative value of settled shares at the beginning of the day, adjusted for purchase orders received in Federal Funds prior to 12:00 p.m., Eastern time. Income and non-class specific expenses of the StocksPLUS and Strategic Balanced Funds are allocated daily to each class of shares based on the relative net assets of each class at the beginning of the day. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class at the beginning of the day.

               Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

               Futures and Options. Each Fund, except the Money Market Fund, is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

               Forward Currency Contracts. Each Fund authorized to invest in securities denominated in foreign currencies may enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's account, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.




                                                           1997 Annual Report/85

               Swaps. Each Fund, except the Money Market Fund, is authorized to enter into interest rate, index and currency exchange swap agreements. PIMCO uses these agreements in order to obtain a desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The agreements involve elements of credit risk identified as the cost of replacing those agreements for which PIMCO is in a net receivable position in the event of counterparty default.

                    At March 31, 1997, the StocksPLUS and Strategic Balanced
               Funds were parties to S & P 500 Index swap agreements. The agreements involve the contractual exchange of payments whereby the Funds will receive proceeds based on the total return of the S & P 500 Index and pay an amount based on LIBOR. The differential to be paid or received is recognized daily over the life of the agreement. For the period ended March 31, 1997, net income of $10,684,593 and $312,719, respectively, was derived from the agreements and is included in interest income of the Funds.

               Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

                    The following securities were subject to outstanding forward sale commitments at March 31, 1997 which are covered by purchased call options (amounts in thousands):

                                      Principal
                                         Amount          Value       Proceeds
-----------------------------------------------------------------------------
Foreign Bond Fund
Commonwealth of Australia      A$         4,400     $    4,033     $    3,969
Commonwealth of Canada         C$        52,098         40,068         40,073
Government of Japan            JY     8,424,000         79,273         78,169
Kingdom of Sweden              SK       334,000         49,005         49,228
                                                    -------------------------
                                                    $  172,379     $  171,439
                                                    =========================

Global Bond Fund
Commonwealth of Australia      A$         5,500     $    5,041     $    4,962
Commonwealth of Canada         C$        43,200         32,761         33,861
Government of Japan            JY     3,610,000         33,831         33,371
Kingdom of Spain               SP       472,800          3,919          4,019
Kingdom of Sweden              SK       451,800         66,218         66,712
Republic of Germany            DM        41,020         26,048         26,260
Republic of Italy              IL    22,580,000         13,067         13,501
United Kingdom                 BP         6,820         11,807         12,132
                                                    -------------------------
                                                    $  192,692     $  194,818
                                                    =========================

86/PIMCO Funds

                    Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

                    Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                    2.  Fees, Expenses, and Related Party Transactions

                    Investment Advisory Fee. PIMCO serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund as follows: Money Market Fund - 0.15%, StocksPLUS and Strategic Balanced Funds - 0.40% and all other Funds - 0.25%.

                    Administration Fee. PIMCO also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds; 0.20% for the Moderate Duration, Short-Term and Money Market Funds; 0.30% for the Global Bond Fund; and 0.25% for all other Funds. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for the Short-Term and Money Market Funds; 0.45% for the Foreign Bond Fund; and 0.40% for all other Funds.

                    Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiclass Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

                    Distribution and Servicing Fees. PIMCO Funds Distribution Company ("PFDCO"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

                         The Trust is permitted to reimburse, out of the
                    Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFDCO was 0.25% during 1997.




                                                           1997 Annual Report/87

                         Pursuant to the Distribution and Servicing Plans
                    adopted by the Retail Classes of the Trust, the Trust compensates PFDCO for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust paid PFDCO distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                          Effective Rate                          Allowable Rate
                                            ---------------------------------------------------------------------------------
                                            Distribution Fee(%)    Servicing Fee(%)   Distribution Fee(%)    Servicing Fee(%)
                    ---------------------------------------------------------------------------------------------------------
                    Class A

                    Money Market Fund                        --                0.10                    --                0.20
                    All other Funds                          --                0.25                    --                0.25

                    Class B

                    All Funds                              0.75                0.25                  0.75                0.25

                    Class C

                    Long-Term U.S. Gov't, Foreign Bond,
                    High Yield and Total Return Funds      0.75                0.25                  0.75                0.25
                    Low Duration Fund                      0.50                0.25                  0.50                0.25
                    Real Return Bond
                    and StocksPLUS Funds                   0.50                0.25                  0.75                0.25
                    Short-Term Fund                        0.30                0.25                  0.75                0.25
                    Money Market Fund                        --                0.10                    --                0.20

                         PFDCO also receives the proceeds of the initial sales
                    charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the periods ended March 31, 1997, the Funds were informed that PFDCO received $519,595 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

                    3. Purchases and Sales of Securities

                    Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1997 were as follows ($ in thousands):

                                                       U.S. Government/Agency                            All Other
                                             -------------------------------------------------------------------------------
                                                 Purchases                 Sales             Purchases                 Sales
                    --------------------------------------------------------------------------------------------------------
                    Total Return Fund        $  19,526,506         $  17,697,807          $  2,764,451         $   3,420,894
                    Total Return Fund II         1,498,381             1,472,811                90,321                37,250
                    Total Return Fund III          185,104               127,411                42,672                35,826
                    Moderate Duration Fund          12,602                 4,574                 6,642                     4
                    Low Duration Fund            6,246,804             6,089,127               645,838               790,289
                    Low Duration Fund II           619,693               607,517                37,685                22,234
                    Low Duration Fund III           22,741                14,955                   859                     0
                    Short-Term Fund                 31,692                36,078                78,927                43,974
                    Long-Term U.S. Gov't Fund      140,438               147,050                     0                 1,373
                    Real Return Bond Fund           12,727                 8,321                 1,661                   168
                    Foreign Bond Fund                1,613                27,020             4,347,464             4,568,215
                    Global Bond Fund                     0                10,539             2,240,829             3,186,654
                    High Yield Fund                 31,997                30,035               898,183               471,149
                    StocksPLUS Fund                 40,919                39,491                97,336                37,747
                    Strategic Balanced Fund          9,504                 7,737                 8,798                   160

88/PIMCO Funds

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):



                               Total Return  Total Return II    Total Return III    Low Duration    Low Duration II     Short-Term
                            ------------------------------------------------------------------------------------------------------
                            --------------------------------------------------Premium---------------------------------------------
Balance at 3/31/96            $      11,679  $           233   $              79   $           0     $            0    $         0
Sales                                41,410            1,592               1,309           4,036                321             22
Closing Buys                              0                0                 (13)              0                  0            (21)
Expirations                         (11,682)             (61)               (223)           (325)               (34)            (1)
Exercised                           (11,189)            (233)                (79)              0                  0              0
                            ------------------------------------------------------------------------------------------------------
Balance at 3/31/97            $      30,218  $         1,531   $           1,073   $       3,711     $          287    $         0
                            ======================================================================================================

                             Long-Term
                            U.S. Gov't   Foreign Bond      Global Bond   StocksPLUS    Strategic Balanced
                            -----------------------------------------------------------------------------
                            -------------------------------Premium---------------------------------------
Balance at 3/31/96            $      4      $      80       $     40       $      0              $      0
Sales                               75              0              0             41                     1
Closing Buys                       (40)             0              0            (31)                   (1)
Expirations                         (5)           (80)           (40)           (10)                    0
Exercised                            0              0              0              0                     0
                            -----------------------------------------------------------------------------
Balance at 3/31/97            $     34      $       0       $      0       $      0              $      0
                            =============================================================================


5. Retail Class Summaries

The following amounts relate to items accumulated in the Statement of Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets (amounts in thousands):


                                                Total Return  Low Duration   Short-Term   Long-Term U.S.
                                                        Fund          Fund         Fund      Gov't Fund
-------------------------------------------------------------------------------------------------------
Shares Outstanding
   Class A                                            11,268         5,945          253             128
-------------------------------------------------------------------------------------------------------
   Class B                                             7,217           531           11              48
-------------------------------------------------------------------------------------------------------
   Class C                                            32,039         6,372          136              29
-------------------------------------------------------------------------------------------------------
Distribution and Servicing fees

   Class A                                       $        47      $     28      $     1         $     0
-------------------------------------------------------------------------------------------------------
   Class B                                               140             9            0               0
-------------------------------------------------------------------------------------------------------
   Class C                                               667            93            0               0
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders

   From net investment income

   Class A                                       $     1,116      $    618      $    10         $    10
-------------------------------------------------------------------------------------------------------
   Class B                                               717            48            1               2
-------------------------------------------------------------------------------------------------------
   Class C                                             3,419           636            4               1
-------------------------------------------------------------------------------------------------------
   In excess of net investment income

   Class A                                                28            18            0               0
-------------------------------------------------------------------------------------------------------
   Class B                                                18             1            0               0
-------------------------------------------------------------------------------------------------------
   Class C                                                85            19            0               0
-------------------------------------------------------------------------------------------------------
   From net realized capital gains

   Class A                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------
   Class B                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------
   Class C                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------
   In excess of net realized capital gains

   Class A                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------
   Class B                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------
   Class C                                                 0             0            0               0
-------------------------------------------------------------------------------------------------------


                                             Real Return      Foreign  High Yield         Money    StocksPLUS
                                               Bond Fund    Bond Fund        Fund   Market Fund          Fund
-------------------------------------------------------------------------------------------------------------
Shares Outstanding

   Class A                                             0           68       2,602        43,589           505
-------------------------------------------------------------------------------------------------------------
   Class B                                            51          117       5,431         3,143           724
-------------------------------------------------------------------------------------------------------------
   Class C                                            15          172      18,499        85,398           983
-------------------------------------------------------------------------------------------------------------
Distribution and Servicing fees

   Class A                                   $         0  $         0   $      15     $       5    $        2
-------------------------------------------------------------------------------------------------------------
   Class B                                             0            1         111             4             8
-------------------------------------------------------------------------------------------------------------
   Class C                                             0            1         412            12            11
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders

   From net investment income

   Class A                                   $         0  $         1   $     502     $     263    $       70
-------------------------------------------------------------------------------------------------------------
   Class B                                             1            2         820            16            93
-------------------------------------------------------------------------------------------------------------
   Class C                                             0            3       3,086           617           161
-------------------------------------------------------------------------------------------------------------
   In excess of net investment income

   Class A                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class B                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class C                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   From net realized capital gains

   Class A                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class B                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class C                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   In excess of net realized capital gains

   Class A                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class B                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------
   Class C                                             0            0           0             0             0
-------------------------------------------------------------------------------------------------------------





                                                           1997 Annual Report/89

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                   Total Return                               Total Return II
                                                 Year Ended 3/31/97            Year Ended 3/31/96            Year Ended 3/31/97
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                            -------------------------------------------------------      -------------------------
Receipts for shares sold

  Institutional Class                         358,561    $ 3,709,839        342,019    $ 3,567,811          8,952    $    88,832
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                         12,842        132,504         11,183        117,173            184          1,824
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                       3,360         35,013              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                       1,002         10,459              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                       1,329         13,775              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------

Shares issued in reorganization

  Class A                                       8,630         90,184              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                       6,410         66,992              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                      32,743        342,162              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------

Issued as reinvestment of distributions

  Institutional Class                          58,681        606,425         56,475        592,359          2,871         28,378
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                            820          8,479            373          3,923             28            273
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                          88            900              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                          49            513              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                         223          2,316              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------

Cost of shares redeemed

  Institutional Class                        (193,748)    (2,001,935)      (124,938)    (1,308,591)        (9,278)       (90,902)
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                         (9,113)       (94,080)        (2,289)       (24,091)            (9)           (93)
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                        (810)        (8,458)             0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                        (244)        (2,564)             0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                      (2,256)       (23,590)             0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
Net increase resulting from
   Fund share transactions                    278,567    $ 2,888,934        282,823    $ 2,948,584          2,748    $    28,312
=======================================     =======================================================     ==========================
                                                   Total Return II                           Total Return III
                                                Period Ended 3/31/96            Year Ended 3/31/97            Year Ended 3/31/96
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                            ------------------------       -------------------------------------------------------
Receipts for shares sold

  Institutional Class                           3,595    $    36,981          6,069    $    56,444          4,560    $    42,689
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                             23            218              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------

Shares issued in reorganization

  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                           1,714         17,509          1,127         10,374          1,000          9,384
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                             12            126              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------

Cost of shares redeemed

  Institutional Class                          (2,564)       (25,812)        (1,649)       (15,338)        (1,040)        (9,719)
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                             (8)           (78)             0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
Net increase resulting from
   Fund share transactions                      2,772       $ 28,944          5,547       $ 51,480          4,520       $ 42,354
=======================================     ========================       =======================================================

                                                          Long-Term U.S. Gov't                                Foreign Bond
                                              Year Ended 3/31/97            Year Ended 3/31/96             Year Ended 3/31/97
                                             Shares       Amount           Shares       Amount            Shares       Amount
                                            -------------------------------------------------------      -------------------------
Receipts for shares sold

  Institutional Class                             712      $   6,985          2,022      $  21,443         14,462      $ 155,503
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              3             30
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                         128          1,237              0              0             69            715
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                          48            469              0              0            117          1,236
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                          29            281              0              0            172          1,809
---------------------------------------     -------------------------------------------------------      -------------------------

Shares issued in reorganization

  Class A                                           0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------

Issued as reinvestment of distributions

  Institutional Class                             215          2,113            372          3,954          2,246         23,548
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                           0              1              0              0              0              1
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                           0              1              0              0              0              2
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                           0              1              0              0              0              3
---------------------------------------     -------------------------------------------------------      -------------------------

Cost of shares redeemed

  Institutional Class                          (2,062)       (20,121)        (2,415)       (26,116)       (18,761)      (205,567)
---------------------------------------     -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class A                                           0              0              0              0             (1)            (6)
---------------------------------------     -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     -------------------------------------------------------      -------------------------
  Class C                                           0             (1)             0              0              0             (2)
---------------------------------------     -------------------------------------------------------      -------------------------
Net increase (decrease) resulting from
   Fund share transactions                       (930)     $  (9,034)           (21)     $    (719)        (1,693)     $ (22,728)
=======================================     =======================================================      =========================

                                                   Foreign Bond                                  Global Bond
                                                 Year Ended 3/31/96            Year Ended 3/31/97            Year Ended 3/31/96
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                            ------------------------       -------------------------------------------------------
Receipts for shares sold

  Institutional Class                           7,828      $  79,674          8,566      $  87,843          5,338      $  54,351
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                              0              0             60            632              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------

Shares issued in reorganization

  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                           1,752         17,861          1,227         12,695            873          8,928
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                              0              0              2             17              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------


Cost of shares redeemed

  Institutional Class                          (9,773)       (98,221)        (1,227)       (12,625)          (649)        (6,621)
---------------------------------------     ------------------------       -------------------------------------------------------
  Administrative Class                              0              0            (27)          (273)             0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class A                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class B                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
  Class C                                           0              0              0              0              0              0
---------------------------------------     ------------------------       -------------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                       (193)     $    (686)         8,601      $  88,289          5,562      $  56,658
=======================================     ========================       =======================================================

90/PIMCO Funds

                                     Moderate Duration                    Low Duration
                                   Period Ended 3/31/97     Year Ended 3/31/97       Year Ended 3/31/96
                                  Shares         Amount    Shares        Amount    Shares        Amount
                                 -----------------------  ----------------------------------------------
Receipts for shares sold

  Institutional Class              1,374     $   13,681    139,451   $ 1,394,715    141,847  $ 1,416,204
-------------------------------  -----------------------  ----------------------------------------------
  Administrative Class                 0              0      2,251        22,564        267        2,678
-------------------------------  -----------------------  ----------------------------------------------
  Class A                              0              0      2,135        21,468          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class B                              0              0        178         1,783          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class C                              0              0      1,581        15,897          0            0
-------------------------------  -----------------------  ----------------------------------------------

Shares issued in reorganization

  Class A                              0              0      5,364        53,912          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class B                              0              0        454         4,564          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class C                              0              0      6,149        61,795          0            0
-------------------------------  -----------------------  ----------------------------------------------

Issued as reinvestment of
 distributions

  Institutional Class                 16            159     15,036       149,996     14,360      143,328
-------------------------------  -----------------------  ----------------------------------------------
  Administrative Class                 0              0         52           518          8           83
-------------------------------  -----------------------  ----------------------------------------------
  Class A                              0              0         61           615          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class B                              0              0          3            33          0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class C                              0              0         49           495          0            0
-------------------------------  -----------------------  ----------------------------------------------

Cost of shares redeemed

  Institutional Class                (21)          (207)  (143,424)   (1,432,178)  (126,025)  (1,258,060)
-------------------------------  -----------------------  ----------------------------------------------
  Administrative Class                 0              0       (197)       (1,971)       (99)        (983)
-------------------------------  -----------------------  ----------------------------------------------
  Class A                              0              0     (1,615)      (16,266)         0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class B                              0              0       (104)       (1,047)         0            0
-------------------------------  -----------------------  ----------------------------------------------
  Class C                              0              0     (1,407)      (14,179)         0            0
-------------------------------  -----------------------  ----------------------------------------------

Net increase (decrease) resulting
 from Fund share transactions      1,369         13,633     26,017   $   262,714     30,358  $   303,250
================================  =======================  ==============================================


                                                                 Low Duration II                             Low Duration III
                                                 Year Ended 3/31/97            Year Ended 3/31/96          Period Ended 3/31/97
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                            -------------------------------------------------------      -------------------------
Receipts for shares sold

  Institutional Class                          14,219      $ 139,963         16,787     $  166,259          1,000    $    10,000
-----------------------------------------   -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class A                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class C                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------

Shares issued in reorganization

  Class A                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class C                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------

Issued as reinvestment of distributions

  Institutional Class                           1,612         15,824          1,339         13,248             15            149
-----------------------------------------   -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class A                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class C                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------

Cost of shares redeemed

  Institutional Class                          (7,059)       (69,105)        (9,818)       (97,282)             0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Administrative Class                              0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class A                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class B                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
  Class C                                           0              0              0              0              0              0
-----------------------------------------   -------------------------------------------------------      -------------------------
Net increase (decrease) resulting
   Fund share transactions                      8,772      $  86,682          8,308        $82,225          1,015        $10,149
=========================================   =======================================================      =========================

                                                                   Short Term                                Real Return Bond
                                                 Year Ended 3/31/97            Year Ended 3/31/96          Period Ended 3/31/97
                                               Shares         Amount         Shares         Amount        Shares        Amount
                                            -------------------------------------------------------      ----------------------
Receipts for shares sold

  Institutional Class                        18,060       $   180,257           13,481   $ 133,513         564    $   5,636
----------------------------------------    -------------------------------------------------------      ----------------------
  Administrative Class                          867             8,640              435       4,324           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class A                                       441             4,435                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class B                                        19               197                0           0          51          514
----------------------------------------    -------------------------------------------------------      ----------------------
  Class C                                       140             1,403                0           0          15          149
----------------------------------------    -------------------------------------------------------      ----------------------

Shares issued in reorganization

  Class A                                         0                 0                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class B                                         0                 0                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class C                                         0                 0                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------

Issued as reinvestment of distributions

  Institutional Class                           625             6,243              498       4,930           4           45
----------------------------------------    -------------------------------------------------------      ----------------------
  Administrative Class                            1                15                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class A                                         1                 5                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class B                                         0                 1                0           0           0            1
----------------------------------------    -------------------------------------------------------      ----------------------
  Class C                                         0                 4                0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------

Cost of shares redeemed

  Institutional Class                       (13,294)         (132,676)         (12,924)   (127,940)          0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Administrative Class                         (820)           (8,162)             (32)       (320)          0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class A                                      (189)           (1,898)               0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class B                                        (8)              (83)               0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
  Class C                                        (4)              (44)               0           0           0            0
----------------------------------------    -------------------------------------------------------      ----------------------
Net increase (decrease) resulting from
   Fund share transactions                    5,839        $    58,337           1,458   $  14,507         634     $  6,345
========================================    =======================================================      ======================

                                                           High Yield                                   Money Market
                                            Year Ended 3/31/97    Year Ended 3/31/96        Year Ended 3/31/97  Year Ended 3/31/96
                                             Shares     Amount   Shares       Amount       Shares       Amount   Shares     Amount
                                            ----------------------------------------     ------------------------------------------
Receipts for shares sold

  Institutional Class                        37,480  $ 414,058   27,025    $ 294,885       48,817    $  48,817   23,183  $  23,183
----------------------------------------    ----------------------------------------     -----------------------------------------
  Administrative Class                        1,323     14,665       90          998            8            8        4          4
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class A                                       480      5,390        0            0      303,692      303,692        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class B                                     1,083     12,160        0            0        3,657        3,657        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class C                                     1,380     15,420        0            0      262,815      262,815        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------

Shares issued in reorganization

  Class A                                     2,634     29,527        0            0       14,653       14,653        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class B                                     4,447     49,852        0            0        2,499        2,499        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class C                                    18,228    204,339        0            0       52,050       52,050        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------

Issued as reinvestment of distributions

  Institutional Class                         6,306     69,870    3,932       43,030        1,077        1,077      387        388
----------------------------------------    ----------------------------------------     -----------------------------------------
  Administrative Class                           31        353        2           25            1            1        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class A                                        25        271        0            0          192          192        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class B                                        37        412        0            0           15           15        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class C                                       163      1,819        0            0          605          605        0          0
----------------------------------------    ----------------------------------------     -----------------------------------------

Cost of shares redeemed

  Institutional Class                       (25,767)  (286,865) (14,184)    (156,050)     (52,332)     (52,332)  (5,376)    (5,377)
----------------------------------------    ----------------------------------------     -----------------------------------------
  Administrative Class                         (506)    (5,554)      (4)         (46)          (7)          (7)      (4)        (4)
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class A                                      (537)    (6,044)       0            0     (274,948)    (274,948)       0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class B                                      (136)    (1,524)       0            0       (3,028)      (3,028)       0          0
----------------------------------------    ----------------------------------------     -----------------------------------------
  Class C                                    (1,272)   (14,308)       0            0     (230,072)    (230,072)       0          0
----------------------------------------    ----------------------------------------     -----------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                   45,399  $ 503,841   16,861    $ 182,842      129,694    $ 129,694   18,194  $  18,194
========================================    ========================================     =========================================


                                                             StockPLUS                     Strategic Balanced
                                            Period Ended 3/31/97  Year Ended 3/31/96       Year Ended 3/31/97
                                              Shares      Amount  Shares      Amount        Shares     Amount
                                            ----------------------------------------     --------------------
Receipts for shares sold

  Institutional Class                         7,685  $  91,156   10,056    $ 114,561        1,003   $  10,032
----------------------------------------    ----------------------------------------     --------------------
  Administrative Class                           64        746        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class A                                       515      6,245        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class B                                       720      8,743        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class C                                     1,276     15,506        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------

Shares issued in reorganization

  Class A                                         0          0        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class B                                         0          0        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class C                                         0          0        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------

Issued as reinvestment of distributions

  Institutional Class                         2,419     28,060    1,556       17,428            0           3
----------------------------------------    ----------------------------------------     --------------------
  Administrative Class                            1          8        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class A                                         5         64        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class B                                         7         86        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class C                                        13        156        0            0            0           0
----------------------------------------    ----------------------------------------     --------------------

Cost of shares redeemed

  Institutional Class                        (3,137)   (36,460)  (2,440)     (28,558)           0           0
----------------------------------------    ----------------------------------------     --------------------
  Administrative Class                           (5)       (58)       0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class A                                       (15)      (182)       0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class B                                        (3)       (33)       0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
  Class C                                      (306)    (3,565)       0            0            0           0
----------------------------------------    ----------------------------------------     --------------------
Net increase (decrease) resulting from
   Fund share transactions                    9,239  $ 110,472    9,172    $ 103,431        1,003   $  10,035
========================================    ========================================     ====================

                                                           1997 Annual Report/91

7.  Federal Income Tax Matters

As of March 31, 1997, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 8, the Total Return, Low Duration and High Yield Funds acquired capital loss carryforwards from the PIMCO Advisors Total Return Income, PIMCO Advisors U.S. Government, PIMCO Advisors Short-Intermediate and PIMCO Advisors High Income Funds. Use of the acquired capital loss carryforwards may be limited under current tax laws.

    Additionally, the Total Return, Total Return II, Total Return III, Low Duration II, Low Duration III and Long-Term U.S. Government Funds realized capital losses during the fiscal year for which the Fund elected to defer them to the following fiscal year pursuant to income tax regulations. The amounts are $96,365,587, $1,431,460, $2,784,755, $377,408, $29,606 and $1,931,570,
respectively.

    Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.



                                          Capital Loss Carryforwards
                                            (amounts in thousands)
                                   ------------------------------------------
                                   Realized Losses            Acquired Losses          Expiration
--------------------------------------------------------------------------------------------------

Total Return Fund                        $   8,241            $            --            03/31/05
                                                --                        988            03/31/04
                                                --                      8,501            03/31/02
                                                --                     17,277            03/31/01
Total Return Fund II                         2,977                         --            03/31/05
Low Duration Fund                            2,898                         --            03/31/03
                                                --                      1,170            03/31/02
                                                --                      3,550            03/31/01
                                                --                        738            03/31/99
Low Duration Fund II                           344                         --            03/31/05
                                               469                         --            03/31/03
High Yield Fund                                 --                     50,541            03/31/02
                                                --                      5,495            03/31/01
                                                --                     28,820            03/31/98

8.  Reorganization

Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. (amounts in thousands):


                                                                      Shares         Value of     Total Net
                                                                   Issued by    Shares Issued     Assets of         Total Net
                                                                   Acquiring     by Acquiring      Acquired         Assets of
Acquiring Fund          Acquired Fund(s)                   Date         Fund             Fund       Fund(s)    Acquiring Fund
------------------------------------------------------------------------------------------------------------------------------

PIMCO                   PIMCO Advisors
Total Return Fund       Total Return Income Fund
                        and PIMCO Advisors
                        U.S. Government Fund           01/17/97       47,783        $ 499,338     $ 499,338      $ 12,445,156

PIMCO                   PIMCO Advisors
Low Duration Fund       Short-Intermediate Fund        01/17/97       11,967          120,271       120,271         2,829,201

PIMCO                   PIMCO Advisors
High Yield Fund         High Income Fund               01/17/97       25,309          283,718       283,718           791,932

PIMCO                   PIMCO Advisors
Money Market Fund       Money Market Fund              01/17/97       69,202           69,202        69,202            25,027

                                                               Total
                                                          Net Assets         Acquired
                                                        of Acquiring          Fund(s)
                                                          Fund After       Unrealized
Aquiring Fund           Acquired Fund(s)                 Acquisition     Appreciation
--------------------------------------------------------------------------------------

PIMCO                   PIMCO Advisors
Total Return Fund       Total Return Income Fund
                        and PIMCO Advisors
                        U.S. Government Fund            $ 12,944,494          $ 5,236

PIMCO                   PIMCO Advisors
Low Duration Fund       Short-Intermediate Fund            2,949,472              448

PIMCO                   PIMCO Advisors
High Yield Fund         High Income Fund                   1,075,650           12,610

PIMCO                   PIMCO Advisors
Money Market Fund       Money Market Fund                     94,229                0

92/PIMCO Funds

Report of Independent Accountants



To the Trustees and Shareholders of the PIMCO Funds:
Pacific Investment Management Series


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of the Total Return Fund, Total Return Fund II, Total Return Fund III, Moderate Duration Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Short-Term Fund, Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund, High Yield Fund, Money Market Fund, StocksPLUS Fund and Strategic Balanced Fund (hereafter referred to as the "Funds") at March 31, 1997, and the results of each of their operations, the changes in each of their net assets and cash flows for the Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund and Global Bond Fund and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
May 22, 1997


                                                           1997 Annual Report/93

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $91 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $111 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers
  Brent R. Harris  Chairman and Trustee
  Guilford C. Babcock Trustee
  Vern O. Curtis Trustee
  Thomas P. Kemp Trustee
  William J. Popejoy Trustee
  R. Wesley Burns President
  Garlin G. Flynn Secretary
  John P. Hardaway Treasurer

Investment Advisor and Administrator
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, California 92660

Transfer Agent and Custodian
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, Missouri 64105

Counsel
  Dechert Price & Rhoads
  1500 K Street N.W.
  Washington, D.C. 20005

Independent Accountants
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, Missouri 64105

[LOGO OF PIMCO APPEARS HERE]

840 Newport Center Drive, Suite 360
Newport Beach, CA 92660
800.927.4648


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.